                          PROSPECTUS DATED MAY 1, 2002
                                      FOR

                  LIFESTAGES(R) PREMIUM PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

    This Prospectus describes the individual flexible premium LifeStages(R) Premium Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments commence, and a guaranteed death benefit if the owner or Annuitant dies before income payments have commenced.

    NYLIAC will apply a credit to your premium payments. (See "CREDIT.") Fees and charges for a policy with a credit may be higher than those for other policies and, over time, the amount of the credit may be more than offset by those higher charges.

    NYLIAC offers an individual single premium version of the LifeStages(R) Premium Plus Variable Annuity policies in the States of Alabama, Maryland, Massachusetts, New Jersey, New York, Oregon, South Carolina and Washington. Appendix 1 of this Prospectus modifies the May 1, 2002 Prospectus for the policies to describe the single premium version of the policies. The principal differences between the single premium version and the flexible premium version of the policies are as follows. Under the single premium policies:

    1) You can only make one premium payment;
    2) There is a different surrender charge schedule; and
    3) The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies.

    Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among a Fixed Account, a Fixed Account specifically for the Dollar Cost Averaging Advantage Plan and up to 18 of the 31 variable Investment Divisions listed below.

  -    MainStay VP Bond
  -    MainStay VP Capital Appreciation
  -    MainStay VP Cash Management
  -    MainStay VP Convertible
  -    MainStay VP Equity Income
  -    MainStay VP Government
  -    MainStay VP Growth Equity
  -    MainStay VP High Yield Corporate Bond
  -    MainStay VP Indexed Equity
  -    MainStay VP International Equity
  -    MainStay VP Mid Cap Core
  -    MainStay VP Mid Cap Growth
  -    MainStay VP Small Cap Growth
  -    MainStay VP Total Return
  -    MainStay VP Value
  -    MainStay VP American Century Income & Growth
  -    MainStay VP Dreyfus Large Company Value
  -    MainStay VP Eagle Asset Management Growth Equity
  -    MainStay VP Lord Abbett Developing Growth
  -    Alger American Small Capitalization
  -    Calvert Social Balanced
  -    Dreyfus IP Technology Growth (Initial Shares)
  -    Fidelity VIP Contrafund(R) (Initial Class)
  -    Fidelity VIP Equity-Income (Initial Class)
  -    Janus Aspen Series Balanced
  -    Janus Aspen Series Worldwide Growth
  -    MFS(R) Investors Trust Series
  -    MFS(R) Research Series
  -    T. Rowe Price Equity Income
  -    Van Eck Worldwide Hard Assets
  -    Van Kampen UIF Emerging Markets Equity
       (formerly known as Morgan Stanley UIF
       Emerging Markets Equity)

    We do not guarantee the investment performance of these variable investment divisions. Depending on current market conditions, you can make or lose money in any of the investment divisions.

    You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless attached to current prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(sm), the Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust (the "Funds," each individually a "Fund").

    To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2002. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address above.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
FEE TABLE..............................    5
QUESTIONS AND ANSWERS ABOUT
  LIFESTAGES(R) PREMIUM PLUS VARIABLE
  ANNUITY..............................   11
  How Do I Contact NYLIAC?.............   18
FINANCIAL STATEMENTS...................   18
CONDENSED FINANCIAL INFORMATION........   19
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   20
  New York Life Insurance and Annuity
     Corporation.......................   20
  The Separate Account.................   20
  The Portfolios.......................   20
  Additions, Deletions or Substitutions
     of Investments....................   21
  Reinvestment.........................   22
THE POLICIES...........................   22
  Selecting the Variable Annuity That's
     Right for You.....................   22
  Qualified and Non-Qualified
     Policies..........................   23
  Policy Application and Premium
     Payments..........................   24
  Payments Returned for Insufficient
     Funds.............................   24
  Credit...............................   25
  Your Right to Cancel ("Free Look")...   26
  Issue Ages...........................   26
  Transfers............................   26
     (a) Limits on Transfers...........   27
  Virtual Service Center and
     Interactive Voice Response
     System............................   27
  Dollar Cost Averaging (DCA)
     Programs..........................   28
     (a) Traditional Dollar Cost
          Averaging....................   28
     (b) The DCA Advantage Plan........   29
  Automatic Asset Reallocation.........   30
  Interest Sweep.......................   30
  Accumulation Period..................   30
     (a) Crediting of Premium
          Payments.....................   30
     (b) Valuation of Accumulation
          Units........................   31
  Riders...............................   31
     (a) Living Needs Benefit Rider....   31
     (b) Unemployment Benefit  Rider...   31
     (c) Investment Protection Plan
          Rider........................   31
     (d) Enhanced Beneficiary Benefit
         Rider (optional)..............   33
     (e) Enhanced Spousal Continuance
         Rider (optional)..............   35
  Policy Owner Inquiries...............   35
  Records and Reports..................   35
CHARGES AND DEDUCTIONS.................   35

                                         PAGE
                                         ----
  Surrender Charges....................   35
  Amount of Surrender Charge...........   36
  Exceptions to Surrender Charges......   36
  Other Charges........................   36
     (a) Separate Account Charge.......   36
     (b) Policy Service Charge.........   37
     (c) Investment Protection Plan
          Rider Charge.................   37
     (d) Rider Risk Charge
       Adjustment......................   37
     (e)  Fund Charges.................   37
     (f)  Transfer Fees................   37
     (g) Enhanced Beneficiary Benefit
          Rider Charge.................   38
  Group and Sponsored Arrangements.....   38
  Taxes................................   38
DISTRIBUTIONS UNDER THE POLICY.........   38
  Surrenders and Withdrawals...........   38
     (a) Surrenders....................   39
     (b) Partial Withdrawals...........   39
     (c) Periodic Partial
          Withdrawals..................   39
     (d) Hardship Withdrawals..........   39
  Required Minimum Distribution
      Option...........................   40
  Our Right to Cancel..................   40
  Annuity Commencement Date............   40
  Death Before Annuity Commencement....   40
  Income Payments......................   42
     (a) Election of Income Payment
          Options......................   42
     (b) Proof of Survivorship.........   42
  Delay of Payments....................   42
  Designation of Beneficiary...........   42
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   43
  Loans................................   43
THE FIXED ACCOUNT......................   44
     (a) Interest Crediting............   44
     (b) Transfers to Investment
          Divisions....................   44
THE DCA ADVANTAGE PLAN ACCOUNT.........   44
FEDERAL TAX MATTERS....................   45
  Introduction.........................   45
  Taxation of Annuities in General.....   45
  Qualified Plans......................   46
     (a) Section 403(b) Plans..........   46
     (b) Individual Retirement
          Annuities....................   46
     (c) Roth Individual Retirement
          Annuities....................   46
     (d) Inherited IRAs................   46
DISTRIBUTOR OF THE POLICIES............   47
VOTING RIGHTS..........................   47
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   48

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Accumulation Value, and the DCA Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

CREDIT--An amount we will apply to your Accumulation Value at the time of your premium payments. The Credit is calculated as a percentage of (each) premium payment(s) and will never be less than 2 percent (the "Credit Rate"). The Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Credit Rate schedule as of the date of this prospectus is described in the section entitled "Credit." With notice to you, in our sole discretion, we may change both the Credit Rates and the total premium payment brackets applicable to future premium payments under this policy.(1)

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNT--The 6-month DCA account used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Account.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments and any Credits allocated to the DCA Advantage Plan Account, plus interest credited on those premium payments and any Credits, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and any Credits and transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Credits and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges deducted from the Fixed Account.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

---------------
1 For single premium policies, this definition is modified as indicated in Appendix 1 of this Prospectus.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.(2)

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

---------------
2 For single premium policies, this definition is modified as indicated in Appendix 1 of this Prospectus.

                                  FEE TABLE(1)
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                            MAINSTAY VP    MAINSTAY VP                 MAINSTAY VP
                                                              MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP     EQUITY
                                                                 BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE     INCOME
                                                              -----------   ------------   -----------   -----------   -----------
OWNER TRANSACTION EXPENSES
  Surrender Charge(as a % of amount withdrawn)..............  8% during Payment Years 1-3; 7% during Payment Year 4; 6% during
                                                              Payment Year 5; 5% during Payment Year 6; 4% during Payment Year 7;
                                                              3% during Payment Year 8; and 0% thereafter.
  Transfer Fee..............................................  There is no transfer fee on the first 12 transfers in any Policy
                                                              Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy Service Charge..............................  $30 per policy for policies with less than $100,000 of Accumulation
                                                              Value.
  Investment Protection Plan Rider Charge (optional)........  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge Adjustment (optional)...................  Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......  Maximum annual charge of 1.00% of the Policy's Accumulation Value, applied on a quarterly basis.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................     1.60%         1.60%          1.60%         1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................     0.25%         0.36%          0.25%         0.36%         0.70%(b)
  Administration Fees.......................................     0.20%         0.20%          0.20%         0.20%         0.00%(b)
  Other Expenses............................................     0.07%         0.07%          0.09%         0.11%         0.24%
  Total Fund Annual Expenses................................     0.52%         0.63%          0.54%         0.67%         0.94%(c)

                                                                            MAINSTAY VP
                                                              MAINSTAY VP     GROWTH
                                                              GOVERNMENT      EQUITY
                                                              -----------   -----------
OWNER TRANSACTION EXPENSES
                                                              Year 6; 4% during Payment
                                                              Year 7; 3% during Payment
                                                              Year 8; and 0%
  Surrender Charge(as a % of amount withdrawn)..............  thereafter.
                                                              charge up to $30 for each
                                                              transfer in excess of 12
                                                              transfers per Policy
  Transfer Fee..............................................  Year.
  Annual Policy Service Charge..............................
  Investment Protection Plan Rider Charge (optional)........
  Rider Risk Charge Adjustment (optional)...................  Protection Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................     1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................     0.30%         0.25%
  Administration Fees.......................................     0.20%         0.20%
  Other Expenses............................................     0.10%         0.05%
  Total Fund Annual Expenses................................     0.60%         0.50%

                                                              MAINSTAY VP
                                                              HIGH YIELD    MAINSTAY VP    MAINSTAY VP    MAINSTAY VP   MAINSTAY VP
                                                               CORPORATE      INDEXED     INTERNATIONAL     MID CAP       MID CAP
                                                                 BOND         EQUITY         EQUITY          CORE         GROWTH
                                                              -----------   -----------   -------------   -----------   -----------
OWNER TRANSACTION EXPENSES
  Surrender Charge (as a % of amount withdrawn).............  8% during Payment Years 1-3; 7% during Payment Year 4; 6% during
                                                              Payment Year 5; 5% during Payment Year 6; 4% during Payment Year 7;
                                                              3% during Payment Year 8; and 0% thereafter.
  Transfer Fee..............................................  There is no transfer fee on the first 12 transfers in any Policy
                                                              Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy Service Charge..............................  $30 per policy for policies with less than $100,000 of Accumulation
                                                              Value.
  Investment Protection Plan Rider Charge (optional)........  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge Adjustment (optional)...................  Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......  Maximum annual charge of 1.00% of the Policy's Accumulation Value, applied on a quarterly basis.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................     1.60%         1.60%          1.60%          1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................     0.30%         0.10%          0.60%          0.85%(b)      0.75%(b)
  Administration Fees.......................................     0.20%         0.20%          0.20%          0.00%(b)      0.00%(b)
  Other Expenses............................................     0.08%         0.07%          0.32%          0.24%         0.24%
  Total Fund Annual Expenses................................     0.58%         0.37%          1.12%          1.09%(d)      0.99%(e)


                                                              MAINSTAY VP
                                                               SMALL CAP
                                                                GROWTH
                                                              -----------
OWNER TRANSACTION EXPENSES
                                                              Payment
                                                              Year 6; 4%
                                                              during
                                                              Payment
                                                              Year 7; 3%
                                                              during
                                                              Payment
                                                              Year 8; and
                                                              0%
  Surrender Charge (as a % of amount withdrawn).............  thereafter.
                                                              to charge
                                                              up to $30
                                                              for each
                                                              transfer in
                                                              excess of
                                                              12
                                                              transfers
                                                              per Policy
  Transfer Fee..............................................  Year.
  Annual Policy Service Charge..............................
  Investment Protection Plan Rider Charge (optional)........
                                                              Protection
  Rider Risk Charge Adjustment (optional)...................  Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................     1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................     1.00%(b)
  Administration Fees.......................................     0.00%(b)
  Other Expenses............................................     0.24%
  Total Fund Annual Expenses................................     1.24%(f)

---------------
1 For single premium policies, this table is modified as indicated in Appendix 1 of this Prospectus.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                                      MAINSTAY VP
                                                                                          MAINSTAY VP   MAINSTAY VP      EAGLE
                                                                                           AMERICAN       DREYFUS        ASSET
                                                              MAINSTAY VP                   CENTURY        LARGE      MANAGEMENT
                                                                 TOTAL      MAINSTAY VP    INCOME &       COMPANY       GROWTH
                                                                RETURN         VALUE        GROWTH         VALUE        EQUITY
                                                              -----------   -----------   -----------   -----------   -----------
OWNER TRANSACTION EXPENSES
  Surrender Charge (as a % of amount withdrawn).............  8% during Payment Years 1-3; 7% during Payment Year 4; 6% during
                                                              Payment Year 5; 5% during Payment Year 6; 4% during Payment Year 7;
                                                              3% during Payment Year 8; and 0% thereafter.
  Transfer Fee..............................................  There is no transfer fee on the first 12 transfers in any Policy
                                                              Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy Service Charge..............................  $30 per policy for policies with less than $100,000 of Accumulation
                                                              Value.
  Investment Protection Plan Rider Charge (optional)........  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge Adjustment (optional)...................  Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......  Maximum annual charge of 1.00% of the Policy's Accumulation Value, applied on a quarterly basis.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................      1.60%         1.60%        1.60%         1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................      0.32%         0.36%        0.50%         0.60%         0.50%
  Administration Fees.......................................      0.20%         0.20%        0.20%         0.20%         0.20%
  Other Expenses............................................      0.07%         0.08%        0.18%         0.19%         0.10%
  Total Fund Annual Expenses................................      0.59%         0.64%        0.88%         0.99%         0.80%


                                                              MAINSTAY VP
                                                              LORD ABBETT
                                                              DEVELOPING
                                                                GROWTH
                                                              -----------
OWNER TRANSACTION EXPENSES
                                                              Payment
                                                              Year 6; 4%
                                                              during
                                                              Payment
                                                              Year 7; 3%
                                                              during
                                                              Payment
                                                              Year 8; and
                                                              0%
  Surrender Charge (as a % of amount withdrawn).............  thereafter.
                                                              to charge
                                                              up to $30
                                                              for each
                                                              transfer in
                                                              excess of
                                                              12
                                                              transfers
                                                              per Policy
  Transfer Fee..............................................  Year.
  Annual Policy Service Charge..............................
  Investment Protection Plan Rider Charge (optional)........
  Rider Risk Charge Adjustment (optional)...................  Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................     1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................     0.60%
  Administration Fees.......................................     0.20%
  Other Expenses............................................     0.28%
  Total Fund Annual Expenses................................     1.08%

                                                                  ALGER
                                                                 AMERICAN         CALVERT       DREYFUS IP
                                                                  SMALL            SOCIAL       TECHNOLOGY   FIDELITY VIP
                                                              CAPITALIZATION      BALANCED        GROWTH     CONTRAFUND(R)
                                                              --------------      --------      ----------   -------------
OWNER TRANSACTION EXPENSES
  Surrender Charge (as a % of amount withdrawn).............  8% during Payment Years 1-3; 7% during Payment Year 4; 6%
                                                              during Payment Year 5; 5% during Payment Year 6; 4% during
                                                              Payment Year 7; 3% during Payment Year 8; and 0% thereafter.
  Transfer Fee..............................................  There is no transfer fee on the first 12 transfers in any
                                                              Policy Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per
                                                              Policy Year.
  Annual Policy Service Charge..............................  $30 per policy for policies with less than $100,000 of
                                                              Accumulation Value.
  Investment Protection Plan Rider Charge (optional)........  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge Adjustment (optional)...................  Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......  Maximum annual charge of 1.00% of the Policy's Accumulation
                                                              Value, applied on a quarterly basis.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................       1.60%          1.60%            1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................       0.85%          0.425%           0.75%         0.58%
  Administration Fees.......................................       0.00%          0.275%           0.00%         0.00%
  Other Expenses............................................       0.07%          0.18%            0.12%         0.10%
  Total Fund Annual Expenses................................       0.92%          0.88%(g)         0.87%(h)      0.68%(i)

                                                                              JANUS
                                                              FIDELITY VIP    ASPEN
                                                                EQUITY-       SERIES
                                                                 INCOME      BALANCED
                                                              ------------   --------
OWNER TRANSACTION EXPENSES
                                                              Payment Year 6; 4%
                                                              during Payment Year 7;
                                                              3% during Payment Year
  Surrender Charge (as a % of amount withdrawn).............  8; and 0% thereafter.
                                                              right to charge up to
                                                              $30 for each transfer
                                                              in excess of 12
                                                              transfers per Policy
  Transfer Fee..............................................  Year.
  Annual Policy Service Charge..............................
  Investment Protection Plan Rider Charge (optional)........
  Rider Risk Charge Adjustment (optional)...................  Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................      1.60%        1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................      0.48%        0.65%
  Administration Fees.......................................      0.00%        0.00%
  Other Expenses............................................      0.10%        0.01%
  Total Fund Annual Expenses................................      0.58%(i)     0.66%


                                                              JANUS ASPEN                                   T. ROWE
                                                                SERIES                          MFS(R)       PRICE
                                                               WORLDWIDE    MFS(R)INVESTORS    RESEARCH      EQUITY
                                                                GROWTH       TRUST SERIES       SERIES       INCOME
                                                              -----------   ---------------    --------     -------
OWNER TRANSACTION EXPENSES
  Surrender Charge (as a % of amount withdrawn).............  8% during Payment Years 1-3; 7% during Payment Year 4;
                                                              6% during Payment Year 5; 5% during Payment Year 6; 4%
                                                              during Payment Year 7; 3% during Payment Year 8; and
                                                              0% thereafter.
  Transfer Fee..............................................  There is no transfer fee on the first 12 transfers in any Policy Year. However, NYLIAC reserves the right to
                                                              charge up to $30 for each transfer in excess of 12
                                                              transfers per Policy Year.
  Annual Policy Service Charge..............................  $30 per policy for policies with less than $100,000 of
                                                              Accumulation Value.
  Investment Protection Plan Rider Charge (optional)........  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge Adjustment (optional)...................  Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......  Maximum annual charge of 1.00% of the Policy's
                                                              Accumulation Value, applied on a quarterly basis.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................     1.60%           1.60%            1.60%       1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................     0.65%           0.75%            0.75%       0.85%(k)
  Administration Fees.......................................     0.00%           0.00%            0.00%       0.00%
  Other Expenses............................................     0.04%           0.15%            0.15%       0.00%
  Total Fund Annual Expenses................................     0.69%           0.90%(j)         0.90%(j)    0.85%

                                                                              VAN KAMPEN
                                                                                 UIF
                                                                 VAN ECK       EMERGING
                                                                WORLDWIDE      MARKETS
                                                               HARD ASSETS      EQUITY
                                                               -----------    ----------
OWNER TRANSACTION EXPENSES
                                                              Payment Year 6; 4% during
                                                              Payment Year 7; 3% during
                                                              Payment Year 8; and 0%
  Surrender Charge (as a % of amount withdrawn).............  thereafter.
                                                              right to charge up to $30
                                                              for each transfer in
                                                              excess of 12 transfers per
  Transfer Fee..............................................  Policy Year.
  Annual Policy Service Charge..............................
  Investment Protection Plan Rider Charge (optional)........
  Rider Risk Charge Adjustment (optional)...................  Protection Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................      1.60%          1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................      1.00%          1.25%
  Administration Fees.......................................      0.00%          0.25%
  Other Expenses............................................      0.18%          0.62%
  Total Fund Annual Expenses................................      1.18%          2.12%(l)

------------

(a) The Fund or its agents provided the fees and charges, which are based on 2001 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.
(b)  The fees designated as "Advisory Fees" reflect "Management
     Fees", which includes both Advisory Fees and Administrative
     Fees for this Investment Division.
(c) The sale of Policies offering this Investment Division began on July 6, 2001."Other Expenses" are based on estimated amounts for the current fiscal year. New York Life
     Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual
     Expenses" to exceed 0.89% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory
     Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.65%, 0.24% and 0.89% respectively.
(d) The sale of Policies offering this Investment Division began on July 6, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life
     Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual
     Expenses" to exceed 0.98% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory
     Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.74%, 0.24% and 0.98% respectively.
(e) The sale of Policies offering this Investment Division began on July 6, 2001."Other Expenses" are based on estimated amounts for the current fiscal year. New York Life
     Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual
     Expenses" to exceed 0.97% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory
     Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.73%, 0.24% and 0.97% respectively.
(f) The sale of Policies offering this Investment Division began on July 6, 2001."Other Expenses" are based on estimated amounts for the current fiscal year. New York Life
     Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual
     Expenses" to exceed 0.95% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory
     Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.71%, 0.24% and 0.95% respectively.
(g) "Other Expenses" reflect an indirect fee resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly would be 0.87% for Social Balanced.
(h) These expenses are for the fiscal year ended December 31, 2001. Expenses in the current year and in future years may be higher or lower than the expenses presented.
(i) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(j) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses.
     "Other Expenses" do not take into account these expense reductions, and therefore are higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.89% for Research Series and 0.89% for Investors Trust Series.
(k) The "Advisory Fees" include the ordinary operating expenses of the Fund.
(l) The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed
     1.75%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these fee reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund
     Annual Expenses", respectively, would be 0.98%, 0.25%,
     0.62%, 1.85%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" are 0.10% of such investment related expenses.

EXAMPLES(1)

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect the charges for the optional Investment Protection Plan Rider, which would add a maximum of $10.30 per year for each year that the rider is in effect. If you cancel the Investment Protection Plan Rider at any time prior to surrendering the policy, a one-time charge of up to $20.00 would apply. The table also does not reflect the charges for the optional Enhanced Beneficiary Benefit Rider, which, under the assumptions stated below, would add a maximum charge of $10.25 in the first Policy Year, $32.00 in the first three Policy Years, $55.50 in the first five Policy Years, and $122.90 in the first ten Policy Years to the numbers listed below.

     Charges and expenses may be higher or lower in future years. For more information, see "Charges and Deductions" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes on surrender of the policy or on the Annuity Commencement Date.

     You would pay the following expenses on a hypothetical $1,000 investment in each of the Investment Divisions listed, assuming a 5% annual return on assets:

        1. If you surrender your policy at the end of the stated time period:

                                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         --------   --------   --------   --------
                MainStay VP Bond.......................................  $ 96.48    $147.48    $180.71    $255.00
                MainStay VP Capital Appreciation.......................  $ 97.53    $150.62    $186.05    $266.39
                MainStay VP Cash Management............................  $ 96.68    $148.05    $181.68    $257.08
                MainStay VP Convertible................................  $ 97.91    $151.76    $187.98    $270.50
                MainStay VP Equity Income..............................  $100.48    $159.42    $200.95    $297.82
                MainStay VP Government.................................  $ 97.24    $149.76    $184.58    $263.28
                MainStay VP Growth Equity..............................  $ 96.30    $146.91    $179.73    $252.91
                MainStay VP High Yield Corporate Bond..................  $ 97.06    $149.20    $183.64    $261.23
                MainStay VP Indexed Equity.............................  $ 95.05    $143.19    $173.39    $239.27
                MainStay VP International Equity.......................  $102.18    $164.50    $209.50    $315.62
                MainStay VP Mid Cap Core...............................  $101.90    $163.65    $208.07    $312.67
                MainStay VP Mid Cap Growth.............................  $100.95    $160.84    $203.33    $302.81
                MainStay VP Small Cap Growth...........................  $103.32    $167.88    $215.17    $327.33
                MainStay VP Total Return...............................  $ 97.15    $149.49    $184.11    $262.26
                MainStay VP Value......................................  $ 97.62    $150.90    $186.52    $267.42
                MainStay VP American Century Income & Growth...........  $ 99.90    $157.72    $198.07    $291.80
                MainStay VP Dreyfus Large Company Value................  $100.95    $160.84    $203.33    $302.81
                MainStay VP Eagle Asset Management Growth Equity.......  $ 99.14    $155.46    $194.24    $283.74
                MainStay VP Lord Abbett Developing Growth..............  $101.80    $163.37    $207.60    $311.69
                Alger American Small Capitalization....................  $100.28    $158.84    $199.98    $295.81
                Calvert Social Balanced................................  $ 99.90    $157.72    $198.07    $291.80
                Dreyfus IP Technology Growth (Initial Shares)..........  $ 99.81    $157.43    $197.59    $290.80
                Fidelity VIP Contrafund(R).............................  $ 98.00    $152.03    $188.45    $271.51
                Fidelity VIP Equity-Income.............................  $ 97.06    $149.20    $183.64    $261.23
                Janus Aspen Series Balanced............................  $ 97.82    $151.48    $187.50    $269.48
                Janus Aspen Series Worldwide Growth....................  $ 98.09    $152.33    $188.94    $272.56
                MFS(R) Investors Trust Series..........................  $100.10    $158.29    $199.03    $293.81
                MFS(R) Research Series.................................  $100.10    $158.29    $199.03    $293.81
                T. Rowe Price Equity Income............................  $ 99.62    $156.87    $196.63    $288.78
                Van Eck Worldwide Hard Assets..........................  $102.76    $166.20    $212.34    $321.49
                Van Kampen UIF Emerging Markets Equity.................  $111.69    $192.39    $255.88    $408.92

------------
(1) For purposes of calculating these examples, we have expressed the annual policy service charge as an annual percentage of assets based on the average size of policies having an Accumulation Value of less than $100,000 on December 31, 2001. This average size is $40,000. This calculation method reasonably reflects the annual policy service charge applicable to policies having an Accumulation Value of less than $100,000. The annual policy service charge does not apply to policies having an Accumulation Value of $100,000 or greater. The expenses shown, therefore, would be slightly lower if your policy's Accumulation Value is $100,000 or greater.

    For single premium policies, these examples are modified as indicated in Appendix 1 of this Prospectus.

        2. If you annuitize your policy at the end of the stated time period:

                                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         --------   --------   --------   --------
                MainStay VP Bond.......................................  $ 96.48    $ 69.38    $118.86    $255.00
                MainStay VP Capital Appreciation.......................  $ 97.53    $ 72.77    $124.54    $266.39
                MainStay VP Cash Management............................  $ 96.68    $ 70.00    $119.90    $257.08
                MainStay VP Convertible................................  $ 97.91    $ 74.00    $126.60    $270.50
                MainStay VP Equity Income..............................  $100.48    $ 82.30    $140.39    $297.82
                MainStay VP Government.................................  $ 97.24    $ 71.84    $122.98    $263.28
                MainStay VP Growth Equity..............................  $ 96.30    $ 68.76    $117.83    $252.91
                MainStay VP High Yield Corporate Bond..................  $ 97.06    $ 71.23    $121.98    $261.23
                MainStay VP Indexed Equity.............................  $ 95.05    $ 64.74    $111.08    $239.27
                MainStay VP International Equity.......................  $102.18    $ 87.79    $149.48    $315.62
                MainStay VP Mid Cap Core...............................  $101.90    $ 86.87    $147.96    $312.67
                MainStay VP Mid Cap Growth.............................  $100.95    $ 83.83    $142.93    $302.81
                MainStay VP Small Cap Growth...........................  $103.32    $ 91.44    $155.52    $327.33
                MainStay VP Total Return...............................  $ 97.15    $ 71.54    $122.49    $262.26
                MainStay VP Value......................................  $ 97.62    $ 73.07    $125.05    $267.42
                MainStay VP American Century Income & Growth...........  $ 99.90    $ 80.45    $137.33    $291.80
                MainStay VP Dreyfus Large Company Value................  $100.95    $ 83.83    $142.93    $302.81
                MainStay VP Eagle Asset Management Growth Equity.......  $ 99.14    $ 78.00    $133.25    $283.74
                MainStay VP Lord Abbett Developing Growth..............  $101.80    $ 86.57    $147.47    $311.69
                Alger American Small Capitalization....................  $100.28    $ 81.67    $139.35    $295.81
                Calvert Social Balanced................................  $ 99.90    $ 80.45    $137.33    $291.80
                Dreyfus IP Technology Growth (Initial Shares)..........  $ 99.81    $ 80.14    $136.82    $290.80
                Fidelity VIP Contrafund(R).............................  $ 98.00    $ 74.30    $127.09    $271.51
                Fidelity VIP Equity-Income.............................  $ 97.06    $ 71.23    $121.98    $261.23
                Janus Aspen Series Balanced............................  $ 97.82    $ 73.70    $126.09    $269.48
                Janus Aspen Series Worldwide Growth....................  $ 98.09    $ 74.62    $127.62    $272.56
                MFS(R) Investors Trust Series..........................  $100.10    $ 81.07    $138.35    $293.81
                MFS(R) Research Series.................................  $100.10    $ 81.07    $138.35    $293.81
                T. Rowe Price Equity Income............................  $ 99.62    $ 79.53    $135.79    $288.78
                Van Eck Worldwide Hard Assets..........................  $102.76    $ 89.63    $152.50    $321.49
                Van Kampen UIF Emerging Markets Equity.................  $111.69    $117.96    $198.81    $408.92

3. If you do not surrender your policy:

                                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                          --------   --------   --------   --------
                MainStay VP Bond........................................   $22.50    $ 69.38    $118.86    $255.00
                MainStay VP Capital Appreciation........................   $23.63    $ 72.77    $124.54    $266.39
                MainStay VP Cash Management.............................   $22.71    $ 70.00    $119.90    $257.08
                MainStay VP Convertible.................................   $24.04    $ 74.00    $126.60    $270.50
                MainStay VP Equity Income...............................   $26.81    $ 82.30    $140.39    $297.82
                MainStay VP Government..................................   $23.32    $ 71.84    $122.98    $263.28
                MainStay VP Growth Equity...............................   $22.30    $ 68.76    $117.83    $252.91
                MainStay VP High Yield Corporate Bond...................   $23.12    $ 71.23    $121.98    $261.23
                MainStay VP Indexed Equity..............................   $20.96    $ 64.74    $111.08    $239.27
                MainStay VP International Equity........................   $28.65    $ 87.79    $149.48    $315.62
                MainStay VP Mid Cap Core................................   $28.34    $ 86.87    $147.96    $312.67
                MainStay VP Mid Cap Growth..............................   $27.32    $ 83.83    $142.93    $302.81
                MainStay VP Small Cap Growth............................   $29.88    $ 91.44    $155.52    $327.33
                MainStay VP Total Return................................   $23.22    $ 71.54    $122.49    $262.26
                MainStay VP Value.......................................   $23.73    $ 73.07    $125.05    $267.42
                MainStay VP American Century Income & Growth............   $26.19    $ 80.45    $137.33    $291.80
                MainStay VP Dreyfus Large Company Value.................   $27.32    $ 83.83    $142.93    $302.81
                MainStay VP Eagle Asset Management Growth Equity........   $25.37    $ 78.00    $133.25    $283.74
                MainStay VP Lord Abbett Developing Growth...............   $28.24    $ 86.57    $147.47    $311.69
                Alger American Small Capitalization.....................   $26.60    $ 81.67    $139.35    $295.81
                Calvert Social Balanced.................................   $26.19    $ 80.45    $137.33    $291.80
                Dreyfus IP Technology Growth (Initial Shares)...........   $26.09    $ 80.14    $136.82    $290.80
                Fidelity VIP Contrafund(R)..............................   $24.14    $ 74.30    $127.09    $271.51
                Fidelity VIP Equity-Income..............................   $23.12    $ 71.23    $121.98    $261.23
                Janus Aspen Series Balanced.............................   $23.94    $ 73.70    $126.09    $269.48
                Janus Aspen Series Worldwide Growth.....................   $24.24    $ 74.62    $127.62    $272.56
                MFS(R) Investors Trust Series...........................   $26.40    $ 81.07    $138.35    $293.81
                MFS(R) Research Series..................................   $26.40    $ 81.07    $138.35    $293.81
                T. Rowe Price Equity Income.............................   $25.88    $ 79.53    $135.79    $288.78
                Van Eck Worldwide Hard Assets...........................   $29.27    $ 89.63    $152.50    $321.49
                Van Kampen UIF Emerging Markets Equity..................   $38.89    $117.86    $198.81    $408.92

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES. THE ACTUAL EXPENSES PAID OR PERFORMANCE ACHIEVED MAY BE GREATER OR LESS THAN THOSE SHOWN.

    QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) PREMIUM PLUS VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT LIFESTAGES(R) PREMIUM PLUS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS LIFESTAGES(R) PREMIUM PLUS VARIABLE ANNUITY?

     LifeStages(R) Premium Plus Variable Annuity is a Flexible Premium Deferred Variable Retirement Annuity policy issued by NYLIAC. We will apply a Credit to premiums paid in a percentage amount according to the Credit Rate schedule then in effect. The Credit Rate schedule may be changed. (See "CREDIT.") You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, the DCA Advantage Plan Account, or to the Fixed Account. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected, the daily deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Plan Account.

2. WHAT IS THE CREDIT?

     The Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Credits are applied to the same Allocation Alternatives and/or the DCA Advantage Plan Account in the same percentages as your premium payments. The Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Credit from the amount returned to you if you cancel your policy. (See "YOUR RIGHT TO CANCEL ("FREE LOOK").) We may also deduct from the death benefit proceeds any Credit applied within the 12 months preceding the death of the owner or Annuitant. (See "CREDIT.")

3. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of 37 Investment Divisions, 31 of which are available under this policy. They are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a guaranteed interest rate. (See "THE FIXED ACCOUNT.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of a 6-month DCA Advantage Plan Account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Account at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Account into the Investment Divisions and/or the Fixed Account. (See "THE DCA ADVANTAGE PLAN.")

4. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. (See "TRANSFERS.")

     You can make transfers from the Fixed Account and the DCA Advantage Plan Account, although certain restrictions may apply. (See "THE FIXED ACCOUNT" and "THE DCA ADVANTAGE PLAN ACCOUNT." In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy if on that date the Accumulation Value is below

$100,000. In addition, we deduct a daily charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses. This charge, on an annual basis, is 1.60% of the average daily net asset value of the Separate Account. (See "SEPARATE ACCOUNT CHARGE.")

     We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first three Payment Years as follows:

                                                              SURRENDER(1)
                        PAYMENT YEAR                             CHARGE
                        ------------                          ------------
1...........................................................       8%
2...........................................................       8%
3...........................................................       8%
4...........................................................       7%
5...........................................................       6%
6...........................................................       5%
7...........................................................       4%
8...........................................................       3%
9+..........................................................       0%

---------------
(1) For single premium policies, this chart is modified as indicated in Appendix 1 of this Prospectus.

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value at the time of the withdrawal; (b) the Accumulation Value less the accumulated premium payments; or (c) 10% of the Accumulation Value as of the prior Policy Anniversary. (See "CHARGES AND DEDUCTIONS--Surrender Charges" and "EXCEPTIONS TO SURRENDER CHARGES.")

     If you select the Investment Protection Plan Rider (in jurisdictions where available), we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "OTHER CHARGES--Investment Protection Plan Rider Charge.") The maximum annual charge for this feature is 1% of the amount that is guaranteed. To the extent permitted by law, we may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See "OTHER CHARGES--Rider Risk Charge Adjustment.") The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan Rider. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan.

     If you select the Enhanced Beneficiary Benefit ("EBB") Rider (in states where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from the DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

6. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?(1)

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $2,000 or such lower amount as we may permit at any time. You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

7. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and/or the DCA Advantage Plan Account you have selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received. We will apply the Credit on your premium payment to the Allocation Alternatives and the DCA Advantage Plan Account at the same time that we allocate your premium payment.
You may allocate the initial premium payment to, and thereafter may maintain the Accumulation Value in, a maximum of 18 Investment Divisions and the DCA Advantage Plan Account inclusively, plus the Fixed Account. (See "AUTOMATIC ASSET REALLOCATION.") Moreover, you may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $100, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or the DCA Advantage Plan Account and the number of Allocation Alternatives and the DCA Advantage Plan Account inclusively to which you allocate your Accumulation Value.

8. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.(2)

9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.")

10. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner ("LIFE INCOME PAYMENT OPTION"). Income Payments will always be the same specified amount. (See "INCOME PAYMENTS.") We may offer other options, at our discretion, where permitted by state law.

11. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:
     (a) the Accumulation Value, less any outstanding loan balance, less Credit amounts applied within the 12 months immediately preceding the date of death,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals, and surrender charges on those partial withdrawals, or

---------------

(1) For single premium policies, this question and its answer are modified as indicated in Appendix 1 of this Prospectus.

(2) For single premium policies, this answer is modified as indicated in Appendix 1 of this Prospectus.

        (c) the "reset value" (as described in this Prospectus) plus any additional premium payments and Credits made since the most recent "Reset Anniversary," unless the Credits occur within the immediately preceding 12 months of death, less any outstanding loan balance, proportional withdrawals made since the most recent Reset Anniversary, any surrender charges applicable to such proportional withdrawals, and any rider charges since the last Reset Anniversary.

     If the Beneficiary is the spouse of the Annuitant and the owner, see Question 12. (Also see "DEATH BEFORE ANNUITY COMMENCEMENT" and "FEDERAL TAX MATTERS.")

12. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole primary Beneficiary (for Non-Qualified, IRA, Roth IRA and SEP policies only; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance ("ESC") Rider applies, see the EBB and ESC Riders for details.

13. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the Business Day we receive the policy less the Credit applied, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the Business Day we receive the policy less the Credit applied, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

14. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

15. HOW WILL NYLIAC CALCULATE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. In calculating the yield, we assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned in the MainStay VP Cash Management Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2001, the MainStay VP Cash Management Investment Division's yield and effective yield were 0.12% and 0.12%, respectively.

     The yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Divisions refers to the annualized income generated in that Investment Division over a specified thirty-day period. In calculating the yield, we assume that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield will be shown as a percentage of the investment. For the thirty-day period ended December 31, 2001, the annualized yields for the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Investment Divisions were 2.35%, 8.02%, and 3.17%, respectively.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The following tables present performance data for each of the Investment Divisions (except as noted below) for periods ending December 31, 2001. The average annual total return (if surrendered) data reflect all Separate Account and Fund annual expenses shown in the Fee Table. The average annual total return (if surrendered) figures assume that the policy is surrendered at the end of the periods shown. The annual policy service charge, which is charged to policies with an Accumulation Value of less than

$100,000, is not reflected. This fee, if applicable, would reduce the rates of return. The average annual total return (no surrenders) does not reflect the deduction of any surrender charges. All rates of return include the reinvestment of investment income, including interest and dividends, but do not include any Credits applied.

     The Portfolios existed prior to the date that they were added to an Investment Division of the Separate Account. For periods prior to an Investment Division's inception date, the performance of the Investment Division was derived from the performance of the corresponding Portfolios, as modified to reflect the Separate Account and Fund annual expenses as if the policy had been available during the periods shown, which it was not. The results shown are not an estimate or guarantee of future investment performance for the Investment Divisions.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                     (FOR PERIODS ENDED DECEMBER 31, 2001)

                                                      MAINSTAY VP      MAINSTAY VP                     MAINSTAY VP
                                       MAINSTAY VP      CAPITAL            CASH         MAINSTAY VP      EQUITY
       INVESTMENT DIVISIONS:              BOND        APPRECIATION      MANAGEMENT      CONVERTIBLE      INCOME
       ---------------------           -----------    ------------     -----------      -----------    -----------
     PORTFOLIO INCEPTION DATE:           1/23/84        1/29/93          1/29/93          10/1/96        7/2/01
     -------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------      7/10/00        7/10/00          7/10/00          7/10/00        7/6/01
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year.......................             -0.21%         -29.88%           -5.17%         -10.66%            --
3 Year.......................              1.53%          -8.71%            0.72%           5.61%            --
5 Year.......................              4.50%           5.30%            2.31%           7.11%            --
10 Year......................              5.41%             --               --              --             --
Since Portfolio Inception....              7.55%          10.12%            3.06%           7.62%         -8.89%
Since Investment Division
  Inception*.................              3.02%         -29.68%           -2.41%         -17.48%         -7.54%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year.......................              7.53%         -24.44%            2.19%          -3.73%            --
3 Year.......................              4.06%          -6.41%            3.26%           7.95%            --
5 Year.......................              5.48%           6.26%            3.39%           8.01%            --
10 Year......................              5.41%             --               --              --             --
Since Portfolio Inception....              7.55%          10.12%            3.06%           8.30%         -1.83%
Since Investment Division
  Inception*.................              8.77%         -25.87%            2.90%         -12.71%         -0.36%


                                       MAINSTAY VP
       INVESTMENT DIVISIONS:           GOVERNMENT
       ---------------------           -----------
     PORTFOLIO INCEPTION DATE:           1/29/93
     -------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------      7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SUR
1 Year.......................             -2.61%
3 Year.......................              1.36%
5 Year.......................              4.33%
10 Year......................                --
Since Portfolio Inception....              4.70%
Since Investment Division
  Inception*.................              1.72%
AVERAGE ANNUAL TOTAL RETURN (NO SUR
1 Year.......................              4.95%
3 Year.......................              3.89%
5 Year.......................              5.33%
10 Year......................                --
Since Portfolio Inception....              4.70%
Since Investment Division
  Inception*.................              7.82%

                                       MAINSTAY VP    MAINSTAY VP
                                         DREYFUS      EAGLE ASSET     MAINSTAY VP          ALGER
                                          LARGE       MANAGEMENT      LORD ABBETT         AMERICAN         CALVERT
                                         COMPANY        GROWTH         DEVELOPING          SMALL           SOCIAL
       INVESTMENT DIVISIONS:              VALUE         EQUITY           GROWTH        CAPITALIZATION     BALANCED
       ---------------------           -----------    -----------     -----------      --------------     --------
     PORTFOLIO INCEPTION DATE:           5/1/98         5/1/98           5/1/98           9/21/88          9/2/86
     -------------------------
INVESTMENT DIVISION INCEPTION DATE:
-----------------------------------      7/10/00        7/10/00         7/10/00           7/10/00          7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year.................                  -12.79%        -23.80%          -15.37%           -35.63%         -15.01%
3 Year.................                   -1.31%          3.40%           -4.28%           -13.32%          -3.62%
5 Year.................                      --             --               --             -3.71%           4.48%
10 Year................                      --             --               --              3.13%           7.07%
Since Portfolio Inception...              -0.34%          7.68%           -5.67%             9.92%           7.59%
Since Investment Division
  Inception*...........                   -6.96%        -28.72%          -16.54%           -38.05%         -17.44%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year.................                   -6.02%        -17.89%           -8.81%           -30.63%          -8.42%
3 Year.................                    1.18%          5.84%           -1.86%           -11.14%          -1.19%
5 Year.................                      --             --               --             -2.64%           5.47%
10 Year................                      --             --               --              3.13%           7.07%
Since Portfolio Inception...               1.44%          9.22%           -3.98%             9.92%           7.59%
Since Investment Division
  Inception*...........                   -1.85%        -24.85%          -11.93%           -34.65%         -12.71%


                                       DREYFUS IP
                                       TECHNOLOGY
       INVESTMENT DIVISIONS:             GROWTH
       ---------------------           ----------
     PORTFOLIO INCEPTION DATE:           8/31/99
     -------------------------
INVESTMENT DIVISION INCEPTION DATE:      7/6/01
-----------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SUR
1 Year.................                  -38.93%
3 Year.................                      --
5 Year.................                      --
10 Year................                      --
Since Portfolio Inception...             -15.26%
Since Investment Division
  Inception*...........                   -6.89%
AVERAGE ANNUAL TOTAL RETURN (NO SUR
1 Year.................                  -34.19%
3 Year.................                      --
5 Year.................                      --
10 Year................                      --
Since Portfolio Inception...             -12.50%
Since Investment Division
  Inception*...........                    0.34%

---------------
* Performance is calculated as of the initial date a deposit was received in the Investment Division.
(1) For single premium policies, this chart is modified as indicated in Appendix 1 of this Prospectus.

                   MAINSTAY VP
     MAINSTAY VP   HIGH YIELD    MAINSTAY VP    MAINSTAY VP    MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
       GROWTH       CORPORATE      INDEXED     INTERNATIONAL     MID CAP       MID CAP      SMALL CAP       TOTAL      MAINSTAY VP
       EQUITY         BOND         EQUITY         EQUITY          CORE         GROWTH        GROWTH        RETURN         VALUE
     -----------   -----------   -----------   -------------   -----------   -----------   -----------   -----------   -----------
       1/23/84       5/1/95        1/29/93        5/1/95         7/2/01        7/2/01        7/2/01        1/29/93       5/1/95
       7/10/00       7/10/00       7/10/00        7/10/00        7/6/01        7/6/01        7/6/01        7/10/00       7/10/00
       -24.28%        -4.18%       -19.74%         -21.48%           --            --            --        -18.44%        -8.31%
        -2.68%        -0.47%        -5.23%          -7.24%           --            --            --         -4.01%         3.10%
         8.21%         2.56%         7.81%           0.41%           --            --            --          5.75%         5.10%
        11.35%           --            --              --            --            --            --            --            --
        10.58%         5.83%        11.35%           2.79%       -13.34%       -15.72%       -12.11%         8.44%         9.56%
       -21.12%        -9.24%       -19.54%         -19.34%        -9.59%       -13.66%       -12.10%       -21.78%        -2.36%
       -18.40%         3.25%       -13.51%         -15.39%           --            --            --        -12.11%        -1.19%
        -0.23%         2.04%        -2.84%          -4.90%           --            --            --         -1.59%         5.55%
         9.07%         3.62%         8.69%           1.53%           --            --            --          6.70%         6.06%
        11.35%           --            --              --            --            --            --            --            --
        10.58%         6.26%        11.35%           3.30%        -6.62%        -9.18%        -5.29%         8.44%         9.92%
       -16.84%        -4.12%       -15.17%         -14.97%        -2.58%        -6.96%        -5.28%       -17.29%         3.39%

     MAINSTAY VP
      AMERICAN
       CENTURY
      INCOME &
       GROWTH
     -----------
       5/1/98
       7/10/00
       -16.44%
        -5.28%
           --
           --
        -1.94%
       -18.14%
        -9.96%
        -2.89%
           --
           --
        -0.19%
       -13.64%

                                                     JANUS
                                                     ASPEN                                     T. ROWE
                     FIDELITY VIP   JANUS ASPEN     SERIES         MFS(R)        MFS(R)         PRICE        VAN ECK
     FIDELITY VIP      EQUITY-        SERIES       WORLDWIDE     INVESTORS      RESEARCH       EQUITY       WORLDWIDE
     CONTRAFUND(R)      INCOME       BALANCED       GROWTH      TRUST SERIES     SERIES        INCOME      HARD ASSETS
     -------------   ------------   -----------    ---------    ------------    --------       -------     -----------
        1/3/95         10/9/86        9/13/93       9/13/93       10/9/95        7/26/95       3/31/94       9/1/89
        7/10/00        7/10/00        7/10/00       7/10/00       7/10/00        7/10/00       7/10/00       7/10/00
        -19.86%         -13.20%       -12.93%       -29.17%        -23.24%       -28.08%        -7.34%       -18.21%
         -3.42%          -1.03%         1.51%        -1.63%         -7.47%        -6.31%         1.78%         2.31%
          7.83%           6.77%        11.57%         8.52%          4.61%         3.46%         8.06%        -6.45%
            --           11.81%           --            --             --            --            --          3.26%
         13.66%          10.21%        12.50%        13.92%          8.56%         7.65%        12.54%         1.51%
        -17.17%          -6.39%       -11.68%       -30.60%        -19.96%       -30.23%         0.49%       -11.68%
        -13.64%          -6.47%        -6.18%       -23.67%        -17.29%       -22.50%        -0.15%       -11.87%
         -0.98%           1.47%         4.04%         0.85%         -5.13%        -3.94%         4.29%         4.80%
          8.70%           7.68%        12.33%         9.37%          5.60%         4.49%         8.93%        -5.41%
            --           11.81%           --            --             --            --            --          3.26%
         13.92%          10.21%        12.50%        13.92%          8.98%         8.06%        12.72%         1.51%
        -12.68%          -1.25%        -6.84%       -26.83%        -15.48%       -26.32%         6.16%        -5.62%

         VAN
       KAMPEN
         UIF
      EMERGING
       MARKETS
       EQUITY
      --------
       10/1/96
       7/10/00
       -14.60%
        -0.53%
        -5.86%
           --
        -5.86%
       -31.04%
        -7.98%
         1.98%
        -4.81%
           --
        -5.03%
       -26.96%

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

16. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "LOANS.")

17. HOW DO I CONTACT NYLIAC?

                  GENERAL INQUIRIES AND     PREMIUM PAYMENTS AND LOAN
                  WRITTEN REQUESTS          PAYMENTS
REGULAR MAIL      NYLIAC Variable Products  NYLIAC
                  Service Center            75 Remittance Dr.,
                  Madison Square Station    Suite 3021
                  P.O. Box 922              Chicago, IL 60675-3021
                  New York, NY 10159
EXPRESS MAIL      NYLIAC Variable Products  NYLIAC, Suite 3021
                  Service Center            c/o The Northern Trust Bank
                  51 Madison Avenue         350 North Orleans St.
                  Room 452                  Receipt & Dispatch, 8(th)
                  New York, NY 10010        Fl.
                                            Chicago, IL 60654
CUSTOMER SERVICE  (800) 598-2019
AND UNIT VALUES

     You may send service requests to us at the Variable Products Service Center ("VPSC") addresses listed above. In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR"). (See "VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM")

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and the statements of income, of stockholder's equity and of cash flows for the three years in the period ended December 31, 2001, (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements, (including the report of independent accountants) are included in the Statement of Additional Information.

                        CONDENSED FINANCIAL INFORMATION

    The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below have been audited by PricewaterhouseCoopers LLP, independent accountants. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2001 and for the two years in the period then ended, where applicable, are derived from the audited financial statements included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1*, except where indicated.

                                                           MAINSTAY VP      MAINSTAY VP                      MAINSTAY VP
                                         MAINSTAY VP         CAPITAL            CASH         MAINSTAY VP       EQUITY
                                            BOND          APPRECIATION       MANAGEMENT      CONVERTIBLE      INCOME(A)
                                       ---------------   ---------------   --------------   --------------   -----------
                                        2001     2000     2001     2000     2001    2000    2001     2000       2001
                                       ------   ------   ------   ------   ------   -----   -----   ------   -----------
Accumulation Unit value (beginning of
  period)............................  $10.43   $10.00    $8.67   $10.00    $1.02   $1.00   $8.67   $10.00     $10.00
Accumulation Unit value (end of
  period)............................  $11.21   $10.43   $ 6.55   $ 8.67    $1.04   $1.02   $8.34   $ 8.67     $ 9.96
Number of units outstanding (in
  000's) (end of period).............     706       18    1,704      210   30,376   2,586   1,125       81        141

                                                                             MAINSTAY VP
                                                           MAINSTAY VP       HIGH YIELD
                                         MAINSTAY VP         GROWTH           CORPORATE
                                         GOVERNMENT          EQUITY             BOND
                                       ---------------   ---------------   ---------------
                                        2001     2000     2001     2000     2001     2000
                                       ------   ------   ------   ------   ------   ------
Accumulation Unit value (beginning of
  period)............................  $10.49   $10.00    $9.44   $10.00    $9.15   $10.00
Accumulation Unit value (end of
  period)............................  $11.01   $10.49    $7.70   $ 9.44    $9.44   $ 9.15
Number of units outstanding (in
  000's) (end of period).............     798        5    2,054      163    1,601       54

                                                          MAINSTAY VP     MAINSTAY VP   MAINSTAY VP   MAINSTAY VP    MAINSTAY VP
                                         MAINSTAY VP     INTERNATIONAL      MID CAP       MID CAP      SMALL CAP        TOTAL
                                       INDEXED EQUITY        EQUITY         CORE(A)      GROWTH(A)     GROWTH(A)        RETURN
                                       ---------------   --------------   -----------   -----------   -----------   --------------
                                        2001     2000    2001     2000       2001          2001          2001       2001     2000
                                       ------   ------   -----   ------   -----------   -----------   -----------   -----   ------
Accumulation Unit value (beginning of
  period)............................   $9.16   $10.00   $9.40   $10.00     $10.00        $10.00        $10.00      $8.82   $10.00
Accumulation Unit value (end of
  period)............................   $7.92   $ 9.16   $7.95   $ 9.40     $ 9.74        $ 9.30        $ 9.47      $7.75   $ 8.82
Number of units outstanding (in
  000's) (end of period).............   2,120      217     134       12         25            39            83        717       56

                                                          MAINSTAY VP
                                                            AMERICAN
                                                            CENTURY
                                         MAINSTAY VP        INCOME &
                                            VALUE            GROWTH
                                       ---------------   --------------
                                        2001     2000    2001     2000
                                       ------   ------   -----   ------
Accumulation Unit value (beginning of
  period)............................  $10.57   $10.00   $9.05   $10.00
Accumulation Unit value (end of
  period)............................  $10.44   $10.57   $8.15   $ 9.05
Number of units outstanding (in
  000's) (end of period).............   1,037        7     170       24

                                         MAINSTAY VP       MAINSTAY VP
                                           DREYFUS         EAGLE ASSET      MAINSTAY VP         ALGER
                                            LARGE          MANAGEMENT       LORD ABBETT        AMERICAN         CALVERT
                                           COMPANY           GROWTH          DEVELOPING         SMALL            SOCIAL
                                            VALUE            EQUITY            GROWTH       CAPITALIZATION      BALANCED
                                       ---------------   ---------------   --------------   --------------   --------------
                                        2001     2000     2001     2000    2001     2000    2001     2000    2001     2000
                                       ------   ------   ------   ------   -----   ------   -----   ------   -----   ------
Accumulation Unit value (beginning of
  period)............................  $10.37   $10.00    $8.13   $10.00   $9.19   $10.00   $7.95   $10.00   $9.10   $10.00
Accumulation Unit value (end of
  period)............................  $ 9.74   $10.37    $6.68   $ 8.13   $8.38   $ 9.19   $5.51   $ 7.95   $8.34   $ 9.10
Number of units outstanding (in
  000's) (end of period).............     434       14    1,350      207     108        4     936      142     235       19


                                       DREYFUS IP                      FIDELITY VIP
                                       TECHNOLOGY    FIDELITY VIP         EQUITY-
                                       GROWTH(A)     CONTRAFUND(R)        INCOME
                                       ----------   ---------------   ---------------
                                          2001       2001     2000     2001     2000
                                       ----------   ------   ------   ------   ------
Accumulation Unit value (beginning of
  period)............................    $10.00      $9.56   $10.00   $10.51   $10.00
Accumulation Unit value (end of
  period)............................    $10.03      $8.26   $ 9.56   $ 9.83   $10.51
Number of units outstanding (in
  000's) (end of period).............        58      1,097      147    1,237       26

                                                           JANUS ASPEN
                                         JANUS ASPEN         SERIES            MFS(R)           MFS(R)           T. ROWE
                                           SERIES           WORLDWIDE        INVESTORS         RESEARCH           PRICE
                                          BALANCED           GROWTH         TRUST SERIES        SERIES        EQUITY INCOME
                                       ---------------   ---------------   --------------   --------------   ---------------
                                        2001     2000     2001     2000    2001     2000    2001     2000     2001     2000
                                       ------   ------   ------   ------   -----   ------   -----   ------   ------   ------
Accumulation Unit value (beginning of
  period)............................   $9.65   $10.00    $8.42   $10.00   $9.60   $10.00   $8.49   $10.00   $10.86   $10.00
Accumulation Unit value (end of
  period)............................   $9.06   $ 9.65    $6.43   $ 8.42   $7.94   $ 9.60   $6.58   $ 8.49   $10.85   $10.86
Number of units outstanding (in
  000's) (end of period).............   2,875      294    1,730      333     522       32     801      179      895        9

                                                             VAN KAMPEN
                                           VAN ECK              UIF
                                          WORLDWIDE           EMERGING
                                         HARD ASSETS     MARKETS EQUITY(B)
                                       ---------------   ------------------
                                        2001     2000     2001       2000
                                       ------   ------   -------   --------
Accumulation Unit value (beginning of
  period)............................  $10.63   $10.00    $7.22     $10.00
Accumulation Unit value (end of
  period)............................  $ 9.37   $10.63    $6.64     $ 7.22
Number of units outstanding (in
  000's) (end of period).............      25        5       89          7

---------------

 *  The policies were first offered on July 10, 2000.

(a) For the periods July 6, 2001 (commencement of operations) through December 31, 2001.

(b) Formerly known as Morgan Stanley UIF Emerging Markets Equity.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $37.00 billion at the end of 2001. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Plan Account and any other separate account of NYLIAC.

     The Separate Account currently has 37 Investment Divisions, 31 of which are available under this policy. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC) in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from .10% to ..35% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:
--------------------------------------------------------------------------------


FUND                             INVESTMENT ADVISERS              ELIGIBLE PORTFOLIOS
                                 -                                -
MainStay VP Series Fund, Inc.    New York Life Investment         MainStay VP Bond;
                                 Management LLC                   MainStay VP Capital Appreciation;
                                                                  MainStay VP Cash Management;
                                                                  MainStay VP Convertible;
                                                                  MainStay VP Equity Income;
                                                                  MainStay VP Government;
                                                                  MainStay VP Growth Equity;
                                                                  MainStay VP High Yield Corporate Bond;
                                                                  MainStay VP Indexed Equity;
                                                                  MainStay VP International Equity;
                                                                  MainStay VP Mid Cap Core;
                                                                  MainStay VP Mid Cap Growth;
                                                                  MainStay VP Small Cap Growth;
                                                                  MainStay VP Total Return;
                                                                  MainStay VP Value;
                                                                  MainStay VP American Century Income & Growth;
                                                                  MainStay VP Dreyfus Large Company Value;
                                                                  MainStay VP Eagle Asset Management Growth Equity;
                                                                  MainStay VP Lord Abbett Developing Growth
The Alger American Fund          Fred Alger Management, Inc.      Alger American Small Capitalization
Calvert Variable Series, Inc.    Calvert Asset Management         Calvert Social Balanced
                                 Company
Dreyfus Investment Portfolios    The Dreyfus Corporation          Dreyfus IP Technology Growth (Initial Shares)
Fidelity Variable Insurance      Fidelity Management and          Fidelity VIP Contrafund(R)
Products Fund                    Research Company                 Fidelity VIP Equity-Income
Janus Aspen Series               Janus Capital Management LLC     Janus Aspen Series Balanced;
                                                                  Janus Aspen Series Worldwide Growth
MFS(R) Variable Insurance        MFS(R) Investment Management     MFS(R) Investors Trust Series
Trust(SM)                                                         MFS(R) Research Series
The Universal Institutional      Morgan Stanley Investment        Van Kampen UIF Emerging Markets Equity
Funds, Inc.                      Management
T. Rowe Price Equity Series,     T. Rowe Price Associates, Inc.   T. Rowe Price Equity Income
Inc.
Van Eck Worldwide Insurance      Van Eck Associates Corporation   Van Eck Worldwide Hard Assets
Trust

Please refer to the attached prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisors, and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                THE POLICIES(1)

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select, the interest credited on the Fixed Accumulation Value and the DCA Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, and (d) name a payee to receive Income Payments. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the LifeStages(R) Premium Plus Variable Annuity policy described in this prospectus, we offer other variable annuities, each having different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and policy feature preferences.

     The following chart outlines some of the different features for each LifeStages(R) variable annuity we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the policy date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

---------------
1 For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

     Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information on these and other policy features.

                       LIFESTAGES(R)
                      LIFESACCESSR) PREMIUM   LIFESTAGES(R) SELECT(1)       LIFESTAGES(R) FLEXIBLE        LIFESTAGES(R)
                      VARIABLEIANNUITYNUITY       VARIABLE ANNUITY         PREMIUM VARIABLE ANNUITY      VARIABLE ANNUITY
Surrender Charge      8 Years (8%, 8%, 8%,        3 Years (8%, 8%,       9 Years (7%, 7%, 7%, 6%, 5%,    6 Years (7%, 7%,
Period                   7%, 6%, 5%, 4%,           7% -- based on         4% 3%, 2%, 1% -- based on     7%, 6%, 5%, 4% --
                       3% -- based on each          each premium                 policy date)             based on each
                         premium payment           payment date)                                             premium
                            date)(2)                                                                      payment date)
DCA Advantage Plan    Yes (6 month account)     Yes (6 and 12 month                   No                  Yes (6, 12, 18
                                                     accounts)                                           month accounts)
Interest Sweep                 Yes                      Yes                          Yes                       Yes
Premium Credit                 Yes                       No                           No                        No
Fixed Account                  Yes                      Yes                          Yes                Yes (1% additional
                                                                                                         rate credited to
                                                                                                         monies deposited
                                                                                                        directly into the
                                                                                                          Fixed Account)
Death Benefit        Annual reset to age 80    Annual reset to age 80       3 year reset to age 85       Annual reset to
Guarantee                                                                                                     age 85
Total Separate                1.60%                    1.85%                        1.40%                     1.40%
Account Charges
(mortality and
expense risk and
administration
fees)
Annual Policy                  $30                      $50                          $30                       $30
Service Charge
Minimum Cash Value          $100,000                  $100,000                     $20,000                   $20,000
Required to Waive
Annual Policy
Service Charge

Surrender Charge            None
Period
DCA Advantage Plan           No
Interest Sweep               No
Premium Credit               No
Fixed Account               Yes
Death Benefit         Annual reset to
Guarantee                  age 80
Total Separate             1.55%
Account Charges
(mortality and
expense risk and
administration
fees)
Annual Policy               $40*
Service Charge
Minimum Cash Value        $50,000
Required to Waive
Annual Policy
Service Charge

(1) All policies and features may not be available in all states.
(2) Single premium policies have different Schedules as indicated in Appendix 1 of this Prospectus.
 *  May be different in some states.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs; and Inherited IRAs; and

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features that may not be available in these other types of investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, partial withdrawals, surrender charges, and Credits applied within the 12 months immediately preceding the date of death;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive a guaranteed amount of monthly income for life after the first Policy Year; and

     (5) two riders (an Unemployment Benefit Rider and a Livings Need Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider.

     (6) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Account to Investment Divisions under the policy.

     (7) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole Beneficiary.

These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application. The application will be sent along with your initial premium payment to NYLIAC. If the application is complete and accurate, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application is incomplete or inaccurate, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. Our rules generally require that only one policy owner be named. However, there are exceptions to these rules, such as when the application is related to certain exchanges of in-force annuities in accordance with Section 1035 of the Internal Revenue Code. YOU ARE ENCOURAGED TO SEND SUBSEQUENT PREMIUM PAYMENTS DIRECTLY AS INDICATED IN THE RESPONSE TO QUESTION 17.

     We will allocate initial premium payments directly to the Investment Divisions, the Fixed Account or the DCA Advantage Plan Account in accordance with your initial allocation instructions. We will allocate subsequent premium payments in accordance with your most recent instructions on file with us.

     You may allocate the initial premium payments in up to 18 Investment Divisions, and the DCA Advantage Plan Account inclusively plus the Fixed Account. Thereafter, you may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Account inclusively plus the Fixed Account at any one time. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made. However, any change to the policy's allocations may not result in the Accumulation Value being allocated to more than 18 Investment Divisions and the DCA Advantage Plan Account inclusively plus the Fixed Account.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,000 or such lower amount as we may permit at any time or by any method NYLIAC makes available. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. You may make additional premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     CREDIT(1)

     We will apply a Credit to your Accumulation Value at the time of each premium payment. The Credit is calculated as a percentage of each premium payment. The percentage will depend on the Credit Rate schedule then in effect, and will never be less than 2 percent. The Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy ("TOTAL ACCUMULATED PREMIUMS"). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Credits applied to such payments using the Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Credit amounts resulting from such adjustments as of the date we receive the later premium payment.

     As of the date of this prospectus, the Credit Rate schedule is as follows:

   TOTAL ACCUMULATED PREMIUMS        CREDIT RATE
--------------------------------   ----------------
     at least        less than
   ----------       ----------
      minimum       $   50,000           3.00%
   $   50,000       $  100,000           3.25%
   $  100,000       $  500,000           4.50%
   $  500,000       $1,000,000           4.50%
   $1,000,000*      $2,500,000           4.50%
   $2,500,000       $5,000,000           5.00%
   $5,000,000        unlimited           5.00%

     Effective MAY 10, 2002, the Credit Rate schedule is as follows:

   TOTAL ACCUMULATED PREMIUMS        CREDIT RATE
--------------------------------   ----------------
     at least        less than
   ----------       ----------
      minimum       $   50,000           3.00%
   $   50,000       $  100,000           3.25%
   $  100,000       $  500,000           4.50%
   $  500,000       $1,000,000           5.00%
   $1,000,000*      $2,500,000           5.00%
   $2,500,000       $5,000,000           5.00%
   $5,000,000        unlimited           5.00%

---------------
* Total Accumulated Premiums in excess of $1,000,000 are subject to prior approval. (See "POLICY APPLICATION AND PREMIUM PAYMENTS.")

     With notice to you, in our sole discretion, we may change both the Credit Rates and the Total Accumulated Premiums brackets applicable to future premium payments under your policy. Subsequent premium payments will receive the Credit Rate then in effect for the applicable bracket. In setting the Credit Rates and associated brackets, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC's competitive position in the market place.

     We will deduct the amount of the Credit from the amount returned to you if you cancel your policy. (See "YOUR RIGHT TO CANCEL ("FREE LOOK").") Also, in states where permitted, we may deduct from the death benefit proceeds any Credit applied within the 12 months immediately preceding the date of death of the owner or annuitant. (See "DEATH BEFORE ANNUITY COMMENCEMENT.")

     Credits are allocated to the same Allocation Alternatives based on the same percentages used to allocate your premium payments. We do not consider Credits to be premium payments for purposes of any discussion in this prospectus. Credits are also not considered to be your investment in the policy for tax purposes.

     Fees and charges for a policy with a Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Separate Account charge to help recover the cost of providing the Credit under the policy. (See "CHARGES AND DEDUCTIONS.") Over time, the amount of the Credit may be

---------------
1 For single premium policies, "Credit" is modified as indicates in Appendix 1 of this Prospectus.

more than offset by those higher charges. There may be circumstances in which the purchase of a LifeStages(R) Premium Plus Variable Annuity is less advantageous than the purchase of another LifeStages(R) variable annuity which might have lower fees but no Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Credit may exceed the sum of the Credit and any related earnings. You should consider this possibility before purchasing the policy.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the Business Day we receive the policy, less the Credit, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the Business Day we receive the policy, less the Credit, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 80 (0-80 for Inherited IRAs). We will accept additional premium payments until either you or the Annuitant reaches the age of 80, unless we agree otherwise.

     For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 80. We will accept additional premium payments until the Owner/Annuitant reaches the age of 80, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the DCA Advantage Plan Account. Transfers made from the DCA Advantage Plan Account to the Investment Divisions are subject to different limitations (See "THE DCA ADVANTAGE PLAN.") Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, and the DCA Advantage Plan, the minimum amount that you may transfer from one Investment Division to other Investment Divisions or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "THE FIXED ACCOUNT.")

     You can request a transfer in four ways:

        -- submit your request in writing on a form we approve to the Variable
           Products Service Center at the addresses listed in Question 17 of this prospectus (or any other address we indicate to you in writing);

        -- use the IVR at 800-598-2019;

        -- speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 8:00 a.m. and 6:00 p.m. (Eastern
           Time); or

        -- make your request through the Virtual Service Center.

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Virtual Service Center and Interactive Voice Response System.")

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same-day processing. We will process requests received after 4:00 p.m. on the next Business Day.

     (a) Limits on Transfers.

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policy owners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from any person, asset allocation and/or market timing services made on behalf of policy owners and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policy owners.

     Currently, we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $5 million of the corresponding portfolio's total assets.

     In additions, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted by the Fund for any reason. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "DELAY OF PAYMENTS.")

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). With your Social Security Number, the PIN will give you access to both the VSC on our corporate website, www.newyorklife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     As described herein, we will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through IVR or VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if the policy is jointly owned. Transfer requests received after 4:00 p.m. (Eastern Time) will be priced as of the next Business Day.

     Availability of the VSC or IVR may temporarily be interrupted at certain times. We do not assume responsibility for any loss while service is unavailable.

     VSC

     The VSC is open Monday through Saturday, from 7 a.m. until 10 p.m. (Eastern
Time).

     The VSC enables you to:

        -- email your registered representative or the VPSC;

        -- obtain current policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments;

        -- change your address; and

        -- obtain service forms.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to:

        -- obtain current Policy values;

        -- transfer assets between investment options;

        -- change the allocation of future premium payments; and

        -- speak with one of our Customer Service Representatives on Business
           Days, between the hours of 8:00 a.m. to 6:00 p.m. (Eastern Time).

     You may authorize a third party to have access through a Customer Service Representative in the IVR to your policy information and to make fund transfers, allocation changes and other permitted transactions by completing a telephone request form. The Customer Service Representative will require certain identifying information (social security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See "The
Policies -- Transfers" for information on how to transfer assets between Investment Divisions.

     Faxed requests are not acceptable and will not be honored at any time.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize a 6-month DCA Account. (See "THE DCA ADVANTAGE PLAN.") We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging program.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Growth Equity Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


                AMOUNT            ACCUMULATION         ACCUMULATION UNITS
              TRANSFERRED         MUNIT VALUE              PURCHASED
  1              $100                $10.00                  10.00
  2              $100                $ 8.00                  12.50
  3              $100                $12.50                   8.00
  4              $100                $ 7.50                  13.33
Total            $400                $38.00                  43.83

                  The average unit price is calculated as follows:

   Total share price           $38.00
-----------------------     =  ------    =  $9.50
    Number of months             4

                   The average unit cost is calculated as follows:

  Total amount transferred         $400.00
----------------------------    =  -------    =  $9.13
   Total units purchased            43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account.

You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing no later than five Business Days prior to the date the transfers are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All written requests must be sent to the address listed in Question 17 of this Prospectus. Facsimile requests will not be accepted or processed.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month DCA Advantage Plan Account when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You must allocate a minimum of $5,000 to the DCA Advantage Plan Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or Fixed Account that you have specified to receive transfers from the DCA Advantage Plan Account. You must specify the Investment Divisions and/or Fixed Account into which transfers from the DCA Advantage Plan Account are to be made. However, you may not select the DCA Advantage Plan Account if its duration would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Account will be transferred to the Investment Divisions in 6 monthly transfers. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Plan Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of the DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may not have more than one DCA Advantage Plan Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Plan Account that is already open will be allocated to that same DCA Advantage Plan Account. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions and/or Fixed Account within the duration specified. For example, if you allocate an initial premium payment to the 6-month DCA Advantage Plan Account under which the 6-month term will end on December 31, 2002 and you make a subsequent premium payment to the 6-month DCA Advantage Plan Account before December 31, 2002, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Plan Account already opened and transfer the entire value of the 6-month DCA Advantage Plan Account to the Investment Divisions by December 31, 2002 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 6-month period. If an additional premium payment is allocated to the DCA Advantage Plan Account after the duration has expired, the Plan will be re-activated and will earn the interest rate in effect on that day.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Account. We will make partial withdrawals and transfers first from the DCA

Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     YOU CANNOT MAKE TRANSFERS INTO THE DCA ADVANTAGE PLAN ACCOUNT FROM ANY ALLOCATION ALTERNATIVE.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. You must also specify the day of the month that reallocations are to occur (with the exception of the 29th, 30th or 31st of a month). In order to process a reallocation, NYLIAC must receive a request in writing no later than five Business Days prior to the date the reallocation is to take place. If your request for this option is received less than five Business Days prior to the date you request it to begin, the reallocation will begin on the day of the month you specify in the month following the receipt of your request. All written requests must be sent to the address listed in Question 17 of this Prospectus. Facsimile requests will not be accepted or processed. The minimum Accumulation Value required to elect this option is $2,500. There is no minimum amount which you must allocate among the Investment Divisions under this option. There is no charge imposed for Automatic Asset Reallocation.

     You can cancel the Automatic Asset Reallocation option at any time in a written request. NYLIAC may also cancel this option if the Accumulation Value is less than $2,500, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). In order to process an Interest Sweep transfer, NYLIAC must receive a request in writing no later than five Business Days prior to the date the transfer is to take place. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer will begin on the day of the month you specify in the month following the receipt of your request. All written requests must be sent to the address listed in Question 17 of this prospectus. Facsimile requests will not be accepted or processed. The minimum Fixed Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day). There is no charge imposed for the Interest Sweep option.

     You may request the Interest Sweep option in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     You can cancel the Interest Sweep option at any time in a written request. We may also cancel this option if the Fixed Accumulation Value is less than $2,500, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions, the DCA Advantage Plan Account or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $100 (or such lower amount as we may permit). You may also allocate all or a portion of each premium payment to the DCA Advantage Plan Account. The minimum amount that you may allocate to the DCA Advantage Plan Account is $5,000. (See "THE DCA ADVANTAGE PLAN.") We will allocate the initial premium payment to the Allocation Alternatives and/or the DCA Advantage Plan Account you have specified within two Business Days after receipt. We will allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Account at the close of the Business Day on which they are received by NYLIAC. We will apply Credits to the same Allocation Alternatives and/or the DCA Advantage Plan Account based on the same percentages used to allocate your premium payments.

     We will credit that portion of each premium payment (and any Credit thereon) you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNT" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     At no additional charge, we include two riders under the policy: an Unemployment Benefit rider for Non-Qualified, IRA, Roth IRA and Inherited IRA policies, and a Living Needs Benefit rider for all types of policies. As described below, these riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan and Enhanced Beneficiary Benefit ("EBB") riders described below, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is elected) at no additional cost. The riders are only available in those states where they have been approved. Please consult with your registered representative regarding the availability of these riders in your jurisdiction.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the disability benefit once you begin collecting Social Security retirement benefits. There is no additional charge for this Rider.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA, Roth IRA and Inherited IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable state's Department of Labor indicating that you qualify for and are receiving unemployment benefits. There is no additional charge for this Rider.

     (c) Investment Protection Plan Rider (optional)

     If you select the Investment Protection Plan Rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment and Credit thereon plus any additional premium payments and Credits thereon we receive in the first Policy Year, less all proportional withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE" and "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.")

     In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.") The cancellation will be effective on the date we receive your request.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) a Credit of $4,500 is applied to your policy;

          (4) no additional premium payments are made;

          (5) a withdrawal of $20,000 is made in the eighth Policy Year;

          (6) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (7) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $104,500. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000) x $104,500 = $26,125

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($104,500 - $26,125) = $78,375. If this policy is surrendered in the tenth Policy Year, the policy owner receives $78,375 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     THE ENHANCED BENEFICIARY BENEFIT (EBB) RIDER IS AVAILABLE ONLY AT THE TIME OF APPLICATION, IN JURISDICTIONS WHERE APPROVED. THE EBB RIDER IS NOT AVAILABLE IF THE OLDEST OWNER OR ANNUITANT IS OVER AGE 75 AT THE TIME OF APPLICATION. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                     RANGE OF
                  OR ANNUITANT                                 APPLICABLE PERCENTAGES
              -------------------                              ----------------------
70 OR YOUNGER                                     NOT LESS THAN 40% NOR GREATER THAN 60%
71 TO 75 INCLUSIVE                                NOT LESS THAN 20% NOR GREATER THAN 40%

     WHEN YOU SELECT THE EBB RIDER, THE APPLICABLE PERCENTAGE WILL APPEAR ON YOUR POLICY DATA PAGE. THE APPLICABLE PERCENTAGE FOR THE POLICY WILL NOT CHANGE ONCE THE POLICY IS ISSUED. PLEASE CHECK WITH YOUR REGISTERED REPRESENTATIVE FOR FURTHER DETAILS.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES--Riders--Enhanced Spousal Continuance Rider), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed below in THE POLICIES--Riders--Enhanced Spousal Continuance Rider, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY.

        Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

        1. The rider is elected at the time of application;

        2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

        3. A withdrawal of $20,000 is made in the fourth Policy Year;

        4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

        5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

        6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

        First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

         Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

        Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus
   Proportional Withdrawals):

             Adjusted Premium Payments = $200,000 - $16,000 = $184,000

        Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                        Gain = $250,000 - $184,000 = $66,000

        Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

        In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application (see above), your policy will, subject to state availability, also include the ESC Rider at no charge. The ESC Rider will not be included on policies sold in connection with
Section 403(b) tax-sheltered annuities.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Plan Account).

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. THIS RIDER CANNOT BE CANCELLED WITHOUT SURRENDERING YOUR POLICY. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     POLICY OWNER INQUIRIES

     Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Question 17. Facsimile requests for service will not be accepted or processed. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. To correct an error, we must receive your request for correction within 15 days of the date of the confirmation and/or quarterly statement with the transaction in question.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Please review this report carefully. If you believe it contains an error, please notify us immediately. To correct an error, you must call it to our attention within 15 days of the date of the statement.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES(1)

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Account is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Account.

     The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or

---------------
1 For single premium policies, surrender charges are modified as indicated in Appendix 1 of this Prospectus.

surrendered during the first three Payment Years following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                                                              SURRENDER CHARGE
                                                              ----------------
1...........................................................         8%
2...........................................................         8%
3...........................................................         8%
4...........................................................         7%
5...........................................................         6%
6...........................................................         5%
7...........................................................         4%
8...........................................................         3%
9+..........................................................         0%

In no event will the aggregate surrender charge applied under the policy exceed eight and one half percent (8.5%) of the total Premium Payments.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) on amounts you withdraw in any Policy Year which are less than or equal to the greater of (i) 10% of the Accumulation Value at the time of surrender or withdrawal; (ii) the Accumulation Value less accumulated premium payments; or (iii) 10% of the Accumulation Value as of the prior Policy Anniversary.

          (b) if NYLIAC cancels the policy;

          (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

          (d) when you select an Income Payment option in any Policy Year after the first Policy Anniversary;

          (e) when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

          (f) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider.

          (g) on tax-qualified monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code.

     OTHER CHARGES

     (a) Separate Account Charge

     Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks we assume under the policies and for providing policy administration services. On an annual basis, the charge equals 1.60% of the average daily net asset value of the Separate Account. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Credit.

     (b) Policy Service Charge

     We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary and date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Investment Protection Plan Rider Charge (optional)

     The Investment Protection Plan Rider is available as an option under the policy. If you select the Investment Protection Plan (in states where available), we will deduct a charge on the first Business Day on each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER.") We will deduct the charge from each Allocation Alternative and the DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. The current charge for this Rider is 0.25% of the amount that is guaranteed, applied on a quarterly basis (0.0625% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (d) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER"). We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and the DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

     (e) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus.

     (f) Transfer Fees

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging, Interest Sweep, the DCA Advantage Plan and Automatic Asset Reallocation do not count toward this transfer limit.

     (g) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request to NYLIAC. Fax transmissions are not acceptable and will not be honored at any time. These forms must be mailed to us at the addresses listed in Question 17. The amount available for withdrawal is the Accumulation Value at the end of the Business Day during which we receive the written request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct, and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. (See "INCOME PAYMENTS.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Account, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Account, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). In order to process a periodic partial withdrawal, NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Plan Account.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.
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

     REQUIRED MINIMUM DISTRIBUTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the policy owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC at least one month before the Annuity Commencement Date. The latest possible Annuity Commencement Date is the annuitant's 90(th) birthday. If we agree, you may defer the Annuity Commencement Date to a later date, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. The amount will be the greater of:

     (a) the Accumulation Value, less any outstanding loan balance, less Credits applied within the 12 months immediately preceding death (in states where permitted).

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals, less any rider charges; or

     (c) the "reset value" plus any additional premium payments and Credits made since the most recent "Reset Anniversary," unless the Credits occur within the immediately preceding 12 months of death (in states where permitted), less any outstanding loan balance, "proportional withdrawals" made since the most recent Reset Anniversary and any surrender charges applicable to such "proportional withdrawals," and any rider charges since the last Reset Anniversary.

     We recalculate the reset value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the first Policy Anniversary, we calculate the reset value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, plus any premium Credits less any proportional withdrawals, surrender charges on those withdrawals, less any rider charges. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the reset value on the prior Reset Anniversary, plus any premium payments and premium Credits since the prior Reset Anniversary, less any proportional withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new reset value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by a) the total of the premium payments made to the policy prior to the withdrawal, less any proportional withdrawals previously processed and surrender charges on those withdrawals, during the first policy year, less any rider charges; or b) the Reset

Value as of the last Policy Anniversary plus any additional premium payments made since the last Policy Anniversary, less any proportional withdrawals made since the last Policy Anniversary and surrender changes on those withdrawals, in the second and subsequent policy years, less any rider charges.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) the Accumulation Value immediately preceding the withdrawal is $250,000;

     (3) a $20,000 withdrawal is made after the second Policy Anniversary;

     (4) the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

     (5) you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

     The death benefit is the greater of:

        (a) Accumulation Value: $175,000;

        (b) Premium payments less any partial withdrawals: $180,000 ($200,000 - $20,000); or

        (c) Reset value - the greater of:

          (a) Current Accumulation Value: $175,000; and

          (b) Last Reset Value, plus premiums, less withdrawals. That is:
             $220,000 + $0 - (($20,000/$250,000)($220,000))
             = $220,000 - (0.08)($220,000)
             = $220,000 - $17,600
             = $202,400

     In this example, your Beneficiary(ies) would receive $202,400.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such withdrawals, less any rider charges.

     Independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and the DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "INCOME PAYMENTS.")

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner and,
(b) if you were the Annuitant, as the Annuitant. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the DO event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. (See "ANNUITY PAYMENTS" in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. If the Life Income Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. However, once payments begin, you may not change the option. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request unless:

          1. The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, or trading on the NYSE is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission ("SEC");

          3. The SEC permits a delay for the protection of security holders; or

          4. The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     For the same reasons, we will delay transfers among Investment Divisions and from the Separate Account to the Fixed Account.

     We may also delay payments of any amount due from the Fixed Account and/or the DCA Advantage Program. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Program. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     DESIGNATION OF BENEFICIARY

     You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no

Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     Distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Account on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Account to secure the loan with the minimum guaranteed interest rate of 3%. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate at the beginning of the Policy Year plus 1%. We will credit the money being held in the Fixed Account to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate of 3%. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least 3% to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Credit thereon, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy Year.

          2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining value in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or the DCA Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures or through our Virtual Service Center. All written requests for service must be mailed to the address listed in Question 17 of this prospectus. Facsimile requests will not be accepted or processed.

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

                         THE DCA ADVANTAGE PLAN ACCOUNT

     Like the Fixed Account, the DCA Advantage Plan Account is also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Account is not registered under the federal securities laws. The information contained in the first paragraph under "THE FIXED ACCOUNT" equally applies to the DCA Advantage Plan Account.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Plan Account. We will never declare less than a 3% annual effective rate. Premium payments into the DCA Advantage Plan Account and any Credit thereon will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under
Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer is actual age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, or (3) received in substantially equal installments paid at least annually as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about use of the policies with the various types of qualified plans. Policy owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (d) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.25%. A portion of this amount will be paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
     Valuation of Accumulation Units........................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
     MainStay VP Cash Management Investment Division........    2
     MainStay VP Government, MainStay VP High Yield
       Corporate Bond and MainStay VP Bond Investment
       Division Yields......................................    3
     Average Annual Return..................................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS.........................................    5
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    5
     Tax Status of the Policies.............................    5
DISTRIBUTOR OF THE POLICIES.................................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
EXPERTS.....................................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

    How to obtain a LifeStages(R) Premium Plus Variable Annuity Statement of
                            Additional Information.

               Call (800) 598-2019 or send this request form to:

                            NYLIAC Variable Products Service Center
                            Madison Square Station
                            P.O. Box 922
                            New York, New York 10159

--------------------------------------------------------------------------------

   Please send me a LifeStages(R) Premium Plus Variable Annuity Statement of
                             Additional Information
                               dated May 1, 2002

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                 State                       Zip

                                   APPENDIX 1

                          PROSPECTUS DATED MAY 1, 2002

     NYLIAC offers an individual single premium version of the LifeStages(R) Premium Plus Variable Annuity policies in the States of Alabama, Maryland, Massachusetts, New Jersey, New York, Oregon, South Carolina, and Washington. This Appendix modifies the May 1, 2002 Prospectus for the policies to describe the single premium version of the policies.

     All capitalized terms have the same meaning as those in the Prospectus.

     The principal differences between the single premium version and the flexible premium version of the policies are as follows. Under the single premium policies:

     1) You can only make one premium payment;

     2) There is a different surrender charge schedule; and

     3) The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies.

     Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

     When reading this Appendix together with the Prospectus, keep in mind that only one premium payment is permitted under the single premium policies and only one Credit will be applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Credits thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Credits thereon) should be read to mean an allocation of the premium or any portion thereof (and any Credits thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy. The Credit Rate is shown on the Policy Data Page of your policy.

     In addition, replace the definition of "Credit" on page 3 in the Prospectus with the following:

          CREDIT--An amount we will apply to your Accumulation Value at the time of your premium payment. The Credit is calculated as a percentage ("Credit Rate") of the premium payment.

     Replace all references to "Payment Year" throughout the Prospectus with "Policy Year," and delete the definition of "Payment Year" on page 4.

     Replace question "6" on page 12 with the following:

     6. What is the minimum and maximum premium payment?

          Unless we permit otherwise, the minimum premium payment is $5,000. The maximum premium payment we accept is $1,000,000 without prior approval. For Qualified Policies, you may not make a premium payment in excess of the amount permitted by law for the plan.

II. SURRENDER CHARGE

     Under the single premium policies, the surrender charge is as follows:

                                                              SURRENDER
                        POLICY YEAR                            CHARGE
                        -----------                           ---------
1...........................................................   8%
2...........................................................   8%
3...........................................................   7%
4...........................................................   6%
5...........................................................   5%
6...........................................................   4%
7...........................................................   3%
8...........................................................   2%
9+..........................................................   0%

     Therefore, all references in the prospectus to the surrender charge, such as in the "FEE TABLE," on page 5, under question "5," on page 11, under "SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU" on page 22, and under "CHARGES AND DEDUCTIONS--AMOUNT OF SURRENDER CHARGE," on page 36, are modified accordingly. Please remember this Appendix lowers only the surrender charge for the single premium version of the policies. All other fees and charges described in the prospectus remain unchanged.

     Also, as a result of the lower surrender charge under the single premium policies, the first expense example in the Fee Table on page 8 is modified as follows:

        You would pay the following expenses on a hypothetical $1,000 investment in each of the Investment Divisions listed, assuming a 5% annual return on assets:

     1. If you surrender your policy at the end of the stated time period:

                                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
MainStay VP Bond............................................  $ 96.48   $137.72   $170.40   $255.00
MainStay VP Capital Appreciation............................  $ 97.53   $140.89   $175.80   $266.39
MainStay VP Cash Management.................................  $ 96.68   $138.30   $171.39   $257.08
MainStay VP Convertible.....................................  $ 97.91   $142.04   $177.75   $270.50
MainStay VP Equity Income...................................  $100.48   $149.78   $190.86   $297.82
MainStay VP Government......................................  $ 97.24   $140.02   $174.32   $263.28
MainStay VP Growth Equity...................................  $ 96.30   $137.14   $169.42   $252.91
MainStay VP High Yield Corporate Bond.......................  $ 97.06   $139.45   $173.36   $261.23
MainStay VP Indexed Equity..................................  $ 95.05   $133.38   $163.01   $239.27
MainStay VP International Equity............................  $102.18   $154.91   $199.49   $315.62
MainStay VP Mid Cap Core....................................  $101.90   $154.05   $198.05   $312.67
MainStay VP Mid Cap Growth..................................  $100.95   $151.21   $193.27   $302.81
MainStay VP Small Cap Growth................................  $103.32   $158.32   $205.23   $327.33
MainStay VP Total Return....................................  $ 97.15   $139.74   $173.84   $262.26
MainStay VP Value...........................................  $ 97.62   $141.17   $176.28   $267.42
MainStay VP American Century Income & Growth................  $ 99.90   $148.06   $187.95   $291.80
MainStay VP Dreyfus Large Company Value.....................  $100.95   $151.21   $193.27   $302.81
MainStay VP Eagle Asset Management Growth Equity............  $ 99.14   $145.77   $184.07   $283.74
MainStay VP Lord Abbett Developing Growth...................  $101.80   $153.77   $197.58   $311.69
Alger American Small Capitalization.........................  $100.28   $149.20   $189.87   $295.81
Calvert Social Balanced.....................................  $ 99.90   $148.06   $187.95   $291.80
Dreyfus IP Technology Growth................................  $ 99.81   $147.77   $187.46   $290.80
Fidelity VIP Contrafund(R)..................................  $ 98.00   $142.32   $178.22   $271.51
Fidelity VIP Equity-Income..................................  $ 97.06   $139.45   $173.36   $261.23
Janus Aspen Series Balanced.................................  $ 97.82   $141.76   $177.26   $269.48
Janus Aspen Series Worldwide Growth.........................  $ 98.09   $142.61   $178.72   $272.56
MFS(R) Investors Trust Series...............................  $100.10   $148.64   $188.92   $293.81
MFS(R) Research Series......................................  $100.10   $148.64   $188.92   $293.81
T. Rowe Price Equity Income.................................  $ 99.62   $147.20   $186.49   $288.78
Van Eck Worldwide Hard Assets...............................  $102.76   $156.63   $202.37   $321.49
Van Kampen UIF Emerging Markets Equity......................  $111.69   $183.09   $246.37   $408.92

     Also, as a result of the lower surrender charge under the single premium policies, the Average Annual Total Returns (If Surrendered) for the 1 Year, 3 Year, and 5 Year periods ended December 31, 2001, on pages 16 and 17 are modified as follows:

                                                                     MAINSTAY VP    MAINSTAY VP                    MAINSTAY VP
                                                       MAINSTAY VP     CAPITAL         CASH        MAINSTAY VP       EQUITY
                INVESTMENT DIVISIONS:                     BOND       APPRECIATION   MANAGEMENT     CONVERTIBLE       INCOME
                ---------------------                  -----------   ------------   -----------    -----------     -----------
              PORTFOLIO INCEPTION DATE:                  1/23/84       1/29/93        1/29/93        10/1/96         7/2/01
              -------------------------
         INVESTMENT DIVISION INCEPTION DATE:             7/10/00       7/10/00        7/10/00        7/10/00         7/6/01
         -----------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year...............................................     -0.21%        -29.88%        -5.17%         -10.66%            --
3 Year...............................................      1.86%         -8.42%         1.05%           5.91%            --
5 Year...............................................      4.66%          5.46%         2.50%           7.26%            --
10 Year..............................................      5.41%            --            --              --             --
Since Portfolio Inception............................      7.55%         10.12%         3.06%           7.76%         -8.89%
Since Investment Division Inception..................      3.02%        -29.68%        -2.41%         -17.48%         -7.54%
AVERAGE ANNUAL TOTAL RETURNS (NO SURRENDERS)
1 Year...............................................      7.53%        -24.44%         2.19%          -3.73%            --
3 Year...............................................      4.06%         -6.41%         3.26%           7.95%            --
5 Year...............................................      5.48%          6.26%         3.39%           8.01%            --
10 Year..............................................      5.41%            --            --              --             --
Since Portfolio Inception............................      7.55%         10.12%         3.06%           8.30%         -1.83%
Since Investment Division Inception..................      8.77%        -25.87%         2.90%         -12.71%         -0.36%


                                                       MAINSTAY VP
                INVESTMENT DIVISIONS:                  GOVERNMENT
                ---------------------                  -----------
              PORTFOLIO INCEPTION DATE:                  1/29/93
              -------------------------
         INVESTMENT DIVISION INCEPTION DATE:             7/10/00
         -----------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year...............................................     -2.61%
3 Year...............................................      1.68%
5 Year...............................................      4.50%
10 Year..............................................        --
Since Portfolio Inception............................      4.70%
Since Investment Division Inception..................      1.72%
AVERAGE ANNUAL TOTAL RETURNS (NO SURRENDERS)
1 Year...............................................      4.95%
3 Year...............................................      3.89%
5 Year...............................................      5.33%
10 Year..............................................        --
Since Portfolio Inception............................      4.70%
Since Investment Division Inception..................      7.82%

                                                       MAINSTAY VP   MAINSTAY VP
                                                         DREYFUS     EAGLE ASSET   MAINSTAY VP       ALGER
                                                          LARGE      MANAGEMENT    LORD ABBETT      AMERICAN        CALVERT
                                                         COMPANY       GROWTH      DEVELOPING        SMALL          SOCIAL
                INVESTMENT DIVISIONS:                     VALUE        EQUITY        GROWTH      CAPITALIZATION    BALANCED
                ---------------------                  -----------   -----------   -----------   --------------    --------
              PORTFOLIO INCEPTION DATE:                  5/1/98        5/1/98        5/1/98         9/21/88         9/2/86
              -------------------------
         INVESTMENT DIVISION INCEPTION DATE:
         -----------------------------------             7/10/00       7/10/00       7/10/00        7/10/00         7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year...............................................    -12.79%       -23.80%       -15.37%         -35.63%        -15.01%
3 Year...............................................     -0.99%         3.71%        -3.97%         -13.04%         -3.31%
5 Year...............................................        --            --            --           -3.53%          4.64%
10 Year..............................................        --            --            --            3.13%          7.07%
Since Portfolio Inception............................     -0.08%         7.90%        -5.42%           9.92%          7.59%
Since Investment Division Inception..................     -6.96%       -28.72%       -16.54%         -38.05%        -17.44%
AVERAGE ANNUAL TOTAL RETURNS (NO SURRENDERS)
1 Year...............................................     -6.02%       -17.89%        -8.81%         -30.63%         -8.42%
3 Year...............................................      1.18%         5.84%        -1.86%         -11.14%         -1.19%
5 Year...............................................        --            --            --           -2.64%          5.47%
10 Year..............................................        --            --            --            3.13%          7.07%
Since Portfolio Inception............................      1.44%         9.22%        -3.98%           9.92%          7.59%
Since Investment Division Inception..................     -1.85%       -24.85%       -11.93%         -34.65%        -12.71%


                                                       DREYFUS IP
                                                       TECHNOLOGY
                INVESTMENT DIVISIONS:                    GROWTH
                ---------------------                  ----------
              PORTFOLIO INCEPTION DATE:                  8/31/99
              -------------------------
         INVESTMENT DIVISION INCEPTION DATE:             7/6/01
         -----------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year...............................................    -38.93%
3 Year...............................................        --
5 Year...............................................        --
10 Year..............................................        --
Since Portfolio Inception............................    -14.90%
Since Investment Division Inception..................     -6.89%
AVERAGE ANNUAL TOTAL RETURNS (NO SURRENDERS)
1 Year...............................................    -34.19%
3 Year...............................................        --
5 Year...............................................        --
10 Year..............................................        --
Since Portfolio Inception............................    -12.50%
Since Investment Division Inception..................      0.34%


                   MAINSTAY VP
     MAINSTAY VP   HIGH YIELD    MAINSTAY VP    MAINSTAY VP    MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
       GROWTH       CORPORATE      INDEXED     INTERNATIONAL     MID CAP       MID CAP      SMALL CAP       TOTAL      MAINSTAY VP
       EQUITY         BOND         EQUITY         EQUITY          CORE         GROWTH        GROWTH        RETURN         VALUE
     -----------   -----------   -----------   -------------   -----------   -----------   -----------   -----------   -----------
       1/23/84       5/1/95        1/29/93        5/1/95         7/2/01        7/2/01        7/2/01        1/29/93       5/1/95
       7/10/00       7/10/00       7/10/00        7/10/00        7/6/01        7/6/01        7/6/01        7/10/00       7/10/00
       -24.28%        -4.18%       -19.74%         -21.48%           --            --            --        -18.44%        -8.31%
        -2.37%        -0.14%        -4.92%          -6.94%           --            --            --         -3.70%         3.41%
         8.36%         2.74%         7.96%           0.60%           --            --            --          5.91%         5.26%
        11.35%           --            --              --            --            --            --            --            --
        10.58%         5.94%        11.35%           2.92%       -13.34%       -15.72%       -12.11%         8.44%         9.65%
       -21.12%        -9.24%       -19.54%         -19.34%        -9.59%       -13.66%       -12.10%       -21.78%        -2.36%
       -18.40%         3.25%       -13.51%         -15.39%           --            --            --        -12.11%        -1.19%
        -0.23%         2.04%        -2.84%          -4.90%           --            --            --         -1.59%         5.55%
         9.07%         3.62%         8.69%           1.53%           --            --            --          6.70%         6.06%
        11.35%           --            --              --            --            --            --            --            --
        10.58%         6.26%        11.35%           3.30%        -6.62%        -9.18%        -5.29%         8.44%         9.92%
       -16.84%        -4.12%       -15.17%         -14.97%        -2.58%        -6.96%        -5.28%       -17.29%         3.39%

     MAINSTAY VP
      AMERICAN
       CENTURY
      INCOME &
       GROWTH
     -----------
       5/1/98
       7/10/00
       -16.44%
        -4.97%
           --
           --
        -1.68%
       -18.14%
        -9.96%
        -2.89%
           --
           --
        -0.19%
       -13.64%


                                                                                                                  VAN KAMPEN
                                                  JANUS ASPEN                             T. ROWE                    UIF
                     FIDELITY VIP   JANUS ASPEN     SERIES         MFS(R)       MFS(R)     PRICE      VAN ECK      EMERGING
     FIDELITY VIP      EQUITY-        SERIES       WORLDWIDE     INVESTORS     RESEARCH   EQUITY     WORLDWIDE     MARKETS
     CONTRAFUND(R)      INCOME       BALANCED       GROWTH      TRUST SERIES    SERIES    INCOME    HARD ASSETS     EQUITY
     -------------   ------------   -----------   -----------   ------------   --------   -------   -----------     ------
        1/3/95         10/9/86        9/13/93       9/13/93       10/9/95      7/26/95    3/31/94     9/1/89       10/1/96
        7/10/00        7/10/00        7/10/00       7/10/00       7/10/00      7/10/00    7/10/00     7/10/00      7/10/00
        -19.86%         -13.20%       -12.93%       -29.17%        -23.24%      -28.08%    -7.34%     -18.21%       -14.60%
         -3.11%          -0.71%         1.84%        -1.32%         -7.17%       -6.01%     2.10%       2.63%        -0.21%
          7.98%           6.92%        11.70%         8.66%          4.78%        3.64%     8.21%      -6.28%        -5.68%
            --           11.81%           --            --             --           --        --        3.26%           --
         13.73%          10.21%        12.50%        13.92%          8.67%        7.75%    12.60%       1.51%        -5.69%
        -17.17%          -6.39%       -11.68%       -30.60%        -19.96%      -30.23%     0.49%     -11.68%       -31.04%
        -13.64%          -6.47%        -6.18%       -23.67%        -17.29%      -22.50%    -0.15%     -11.87%        -7.98%
         -0.98%           1.47%         4.04%         0.85%         -5.13%       -3.94%     4.29%       4.80%         1.98%
          8.70%           7.68%        12.33%         9.37%          5.60%        4.49%     8.93%      -5.41%        -4.81%
            --           11.81%           --            --             --           --        --        3.26%           --
         13.92%          10.21%        12.50%        13.92%          8.98%        8.06%    12.72%       1.51%        -5.03%
        -12.68%          -1.25%        -6.84%       -26.83%        -15.48%      -26.32%     6.16%      -5.62%       -26.96%

     Also, replace the third paragraph under "CHARGES AND DEDUCTIONS--SURRENDER CHARGES" on page 35 with the following:

        The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time the premium payment or portion thereof is in your policy before it is withdrawn. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Policy Years is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Policy Year, until the eighth Policy Year, after which no charge is made.

III. MAINTENANCE OF POLICY VALUE

     Replace the paragraph under question "8." on page 13 and under "DISTRIBUTIONS UNDER THE POLICY--OUR RIGHT TO CANCEL" on page 40 with the following:

        If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy to less than $2,000, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     Replace the heading of question "8." on page 13 with: "8. MAY WE TERMINATE YOUR POLICY?"

IV. MINIMUM PREMIUM PAYMENT

     Replace the first sentence of the fourth paragraph under "POLICY APPLICATION AND PREMIUM PAYMENTS" on page 24 with:

        Unless we permit otherwise, the minimum premium payment is $5,000 for both Qualified and Non-Qualified Policies.

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2002
                                      FOR

                  LIFESTAGES(R) PREMIUM PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current LifeStages(R) Premium Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current LifeStages(R) Premium Plus Variable Annuity Prospectus dated May 1, 2002. You may obtain a copy of the Prospectus by calling NYLIAC at (800) 598-2019 or writing to NYLIAC Variable Products Service Center, Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current LifeStages(R) Premium Plus Variable Annuity Prospectus.

     If approved for sale in the specific state, NYLIAC is offering in the States of Alabama, Maryland, Massachusetts, New Jersey, New York, Oregon, South Carolina, and Washington an individual single premium version of the LifeStages(R) Premium Plus Variable Annuity policies. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the policies.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (22)...........................................    2
     Valuation of Accumulation Units (31)...................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
     MainStay VP Cash Management Investment Division........    2
     MainStay VP Government, MainStay VP High Yield
       Corporate Bond and MainStay VP Bond Investment
       Division Yields......................................    3
     Average Annual Total Return............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS (45)....................................    5
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    5
     Tax Status of the Policies.............................    5
DISTRIBUTOR OF THE POLICIES (47)............................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
EXPERTS.....................................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

------------
* (Numbers in parentheses refer to page numbers of corresponding sections of the current LifeStages(R) Premium Plus Variable Annuity Prospectus.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

          (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charges deducted from the applicable
             Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.60% of the average daily net asset value of the Separate Account. (See "Other Charges" at page 36 of the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash

Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT, MAINSTAY VP HIGH YIELD CORPORATE BOND AND MAINSTAY VP BOND INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

----                        YIELD = 2[(a-b+1)(6)-1]
                                                                  cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 8% to 0% of the premium payments withdrawn depending on the elapsed time since the relevant premium payment was made.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return (if surrendered) figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized". The average annual total return (no surrender) figures are all considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Moody's, Fitch and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" at page 42 of the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 45 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors") is the distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 5.0%. A portion of this amount will be paid as commissions to registered representatives.

     For the years ending December 31, 2001 and 2000, NYLIAC paid commissions of $7,834,403 and $388,243, respectively, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                                    EXPERTS

     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and the statements of income, of stockholder's equity and of cash flows for the three years in the period ended December 31, 2001 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                                   APPENDIX 1

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2002

     NYLIAC offers in the States of Alabama, Maryland, Massachusetts, New Jersey, New York, Oregon, South Carolina, and Washington an individual single premium version of the LifeStages(R) Premium Plus Variable Annuity policies. This Appendix modifies the May 1, 2002 Statement of Additional Information ("SAI") for the policies to describe the single premium version of the policies.

     When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Credit will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the statement of additional information to premium payments in the plural (and any Credits thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

Series I Policies:         LifeStages(R) Variable Annuity
                           LifeStages(R) Flexible Premium Variable
                           Annuity
                           MainStay Plus Variable Annuity

Series II Policies:        LifeStages(R) Access Variable Annuity
                           MainStay Access Variable Annuity

Series III Policies:       LifeStages(R) Premium Plus Variable Annuity
                           MainStay Premium Plus Variable Annuity
                           AmSouth Premium Plus Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001


                                                               MAINSTAY VP      MAINSTAY VP
                                                                 CAPITAL            CASH         MAINSTAY VP
                                                               APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $568,441,308     $309,049,808     $155,818,927

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................      2,163,680        1,144,303          569,011
                                                               ------------     ------------     ------------
      Total net assets......................................   $566,277,628     $307,905,505     $155,249,916
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $553,783,261     $260,067,316     $144,131,486
    Series II Policies......................................      1,333,308       16,214,187        1,733,429
    Series III Policies.....................................     11,161,059       31,624,002        9,385,001
                                                               ------------     ------------     ------------
      Total net assets......................................   $566,277,628     $307,905,505     $155,249,916
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      19.03     $       1.27     $      15.36
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       7.17     $       1.05     $       8.71
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       6.55     $       1.04     $       8.34
                                                               ============     ============     ============
Identified Cost of Investment...............................   $751,137,941     $309,048,956     $181,292,668
                                                               ============     ============     ============


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 INDEXED         SMALL CAP          EQUITY
                                                                  EQUITY           GROWTH           INCOME
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $668,537,395     $ 13,287,615     $ 19,076,216

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................      2,522,102           36,005           57,224
                                                               ------------     ------------     ------------
      Total net assets......................................   $666,015,293     $ 13,251,610     $ 19,018,992
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $647,390,700     $  7,456,329     $ 12,587,672
    Series II Policies......................................      1,825,748          268,450          108,550
    Series III Policies.....................................     16,798,845          785,981        1,408,534
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --        4,740,850        4,914,236
                                                               ------------     ------------     ------------
      Total net assets......................................   $666,015,293     $ 13,251,610     $ 19,018,992
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      21.39     $       9.48     $       9.83
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       8.14     $       9.76     $       9.78
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       7.92     $       9.47     $       9.96
                                                               ============     ============     ============
Identified Cost of Investment...............................   $749,085,680     $ 13,001,201     $ 18,629,696
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $126,291,942     $444,138,585     $ 21,276,365     $305,843,252     $226,432,009     $168,567,750     $378,199,072

          439,172        1,588,470           81,309        1,138,869          817,350          563,738        1,410,783
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $125,852,770     $442,550,115     $ 21,195,056     $304,704,383     $225,614,659     $168,004,012     $376,788,289
     ============     ============     ============     ============     ============     ============     ============
     $115,641,033     $426,004,364     $ 19,878,277     $296,703,933     $213,976,894     $158,984,492     $359,198,126
        1,420,016        1,427,891          254,207        2,443,711          801,837        1,100,018        1,763,098
        8,791,721       15,117,860        1,062,572        5,556,739       10,835,928        7,919,502       15,827,065
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $125,852,770     $442,550,115     $ 21,195,056     $304,704,383     $225,614,659     $168,004,012     $376,788,289
     ============     ============     ============     ============     ============     ============     ============
     $      13.94     $      15.09     $      12.94     $      17.52     $      18.64     $      14.02     $      21.84
     ============     ============     ============     ============     ============     ============     ============
     $      11.13     $       9.60     $       7.92     $       8.09     $      10.92     $      11.43     $       7.65
     ============     ============     ============     ============     ============     ============     ============
     $      11.01     $       9.44     $       7.95     $       7.75     $      10.44     $      11.21     $       7.70
     ============     ============     ============     ============     ============     ============     ============
     $127,009,415     $580,351,867     $ 24,565,999     $340,184,962     $234,324,585     $171,448,301     $464,913,696
     ============     ============     ============     ============     ============     ============     ============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP      MAINSTAY VP        CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP          MID CAP           INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        GROWTH            CORE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    -----------------------------------------------------------------------------------------------------------------
     $  8,219,009     $  7,123,684     $ 57,604,706     $ 49,427,020     $142,866,247     $ 26,723,531     $ 72,412,983

           25,120           23,752          216,136          179,924          562,959          103,032          292,517
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $  8,193,889     $  7,099,932     $ 57,388,570     $ 49,247,096     $142,303,288     $ 26,620,499     $ 72,120,466
     ============     ============     ============     ============     ============     ============     ============
     $  3,227,099     $  2,184,461     $ 45,929,994     $ 34,068,783     $132,751,453     $ 16,990,378     $ 66,444,764
           55,449               --           70,876          335,503          536,818           52,472          513,754
          365,009          240,981        1,388,326        4,231,302        9,015,017          905,810        5,161,948
        4,546,332        4,674,490        9,999,374       10,611,508               --        8,671,839               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $  8,193,889     $  7,099,932     $ 57,388,570     $ 49,247,096     $142,303,288     $ 26,620,499     $ 72,120,466
     ============     ============     ============     ============     ============     ============     ============
     $       9.09     $       9.35     $      10.00     $      10.61     $      13.92     $       8.67     $       8.45
     ============     ============     ============     ============     ============     ============     ============
     $      11.65     $      10.00     $       8.29     $       9.86     $       7.81     $       8.33     $       5.94
     ============     ============     ============     ============     ============     ============     ============
     $       9.30     $       9.74     $       8.15     $       9.74     $       6.68     $       8.38     $       5.51
     ============     ============     ============     ============     ============     ============     ============
     $  8,500,945     $  7,362,126     $ 62,669,420     $ 49,484,535     $204,660,718     $ 32,575,305     $ 79,258,902
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2001

                                                                                     FIDELITY              FIDELITY
                                                                 CALVERT                VIP                   VIP
                                                                 SOCIAL            CONTRAFUND(R)         EQUITY-INCOME
                                                                BALANCED          (INITIAL CLASS)       (INITIAL CLASS)
                                                              ---------------------------------------------------------
ASSETS:
  Investment at net asset value.............................  $ 29,543,812          $290,435,494          $188,917,261

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................       108,130             1,077,548               690,622
                                                              ------------          ------------          ------------
      Total net assets......................................  $ 29,435,682          $289,357,946          $188,226,639
                                                              ============          ============          ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................  $ 27,380,164          $279,421,673          $175,540,670
    Series II Policies......................................        98,122               882,593               529,025
    Series III Policies.....................................     1,957,396             9,053,680            12,156,944
                                                              ------------          ------------          ------------
      Total net assets......................................  $ 29,435,682          $289,357,946          $188,226,639
                                                              ============          ============          ============
    Series I variable accumulation unit value...............  $      16.41          $      16.28          $      15.26
                                                              ============          ============          ============
    Series II variable accumulation unit value..............  $       8.57          $       8.58          $       9.97
                                                              ============          ============          ============
    Series III variable accumulation unit value.............  $       8.34          $       8.26          $       9.83
                                                              ============          ============          ============
Identified Cost of Investment...............................  $ 35,156,715          $343,592,143          $199,790,744
                                                              ============          ============          ============

                                                                                     VAN ECK
                                                              T. ROWE PRICE         WORLDWIDE            AMSOUTH
                                                                 EQUITY               HARD              ENHANCED
                                                                 INCOME              ASSETS              MARKET
                                                              -----------------------------------------------------
ASSETS:
  Investment at net asset value.............................  $ 96,425,702        $  3,791,173        $  1,115,699

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................       335,523              14,000               3,735
                                                              ------------        ------------        ------------
      Total net assets......................................  $ 96,090,179        $  3,777,173        $  1,111,964
                                                              ============        ============        ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................  $ 85,476,117        $  3,510,464        $         --
    Series II Policies......................................       901,720              28,768                  --
    Series III Policies.....................................     9,712,342             237,941           1,111,964
                                                              ------------        ------------        ------------
      Total net assets......................................  $ 96,090,179        $  3,777,173        $  1,111,964
                                                              ============        ============        ============
    Series I variable accumulation unit value...............  $      11.55        $       9.28        $         --
                                                              ============        ============        ============
    Series II variable accumulation unit value..............  $      11.07        $       9.24        $         --
                                                              ============        ============        ============
    Series III variable accumulation unit value.............  $      10.85        $       9.37        $       8.75
                                                              ============        ============        ============
Identified Cost of Investment...............................  $ 96,827,518        $  4,056,202        $  1,119,319
                                                              ============        ============        ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                    MORGAN STANLEY
                         JANUS ASPEN           MFS(R)                                                    UIF
      JANUS ASPEN           SERIES           INVESTORS                                                 EMERGING
         SERIES           WORLDWIDE            TRUST              MFS(R)             MFS(R)            MARKETS
        BALANCED            GROWTH             SERIES        RESEARCH SERIES    UTILITIES SERIES        EQUITY
    ---------------------------------------------------------------------------------------------------------------
      $638,222,829       $399,277,470       $ 34,467,065       $ 52,742,866       $    394,182       $ 31,558,061

         2,347,182          1,519,278            126,361            201,828                785            120,357
      ------------       ------------       ------------       ------------       ------------       ------------
      $635,875,647       $397,758,192       $ 34,340,704       $ 52,541,038       $    393,397       $ 31,437,704
      ============       ============       ============       ============       ============       ============
      $607,298,847       $385,522,931       $ 29,963,318       $ 46,895,784       $    134,772       $ 25,015,549
         2,538,163          1,111,235            231,093            376,307                375          5,827,730
        26,038,637         11,124,026          4,146,293          5,268,947            258,250            594,425
      ------------       ------------       ------------       ------------       ------------       ------------
      $635,875,647       $397,758,192       $ 34,340,704       $ 52,541,038       $    393,397       $ 31,437,704
      ============       ============       ============       ============       ============       ============
      $      18.48       $      16.36       $       9.07       $       9.66       $       8.83       $       7.89
      ============       ============       ============       ============       ============       ============
      $       9.61       $       7.00       $       8.07       $       6.87       $      10.43       $       5.72
      ============       ============       ============       ============       ============       ============
      $       9.06       $       6.43       $       7.94       $       6.58       $       8.35       $       6.64
      ============       ============       ============       ============       ============       ============
      $701,632,974       $552,509,514       $ 39,733,959       $ 74,608,865       $    401,797       $ 48,894,782
      ============       ============       ============       ============       ============       ============

                                                                DREYFUS IP      NEUBERGER BERMAN
        AMSOUTH                                                 TECHNOLOGY            AMT
     INTERNATIONAL         AMSOUTH            AMSOUTH             GROWTH            MID-CAP
         EQUITY           LARGE CAP           MID CAP        (INITIAL SHARES)        GROWTH
------------------------------------------------------------------------------------------------
      $    116,199       $  1,889,991       $    517,121       $  3,815,300       $    649,252

               457              6,733              1,946              8,663              1,351
      ------------       ------------       ------------       ------------       ------------
      $    115,742       $  1,883,258       $    515,175       $  3,806,637       $    647,901
      ============       ============       ============       ============       ============
      $         --       $         --       $         --       $  3,197,055       $    463,772
                --                 --                 --             22,969                538
           115,742          1,883,258            515,175            586,613            183,591
      ------------       ------------       ------------       ------------       ------------
      $    115,742       $  1,883,258       $    515,175       $  3,806,637       $    647,901
      ============       ============       ============       ============       ============
      $         --       $         --       $         --       $       9.84       $       9.64
      ============       ============       ============       ============       ============
      $         --       $         --       $         --       $      12.03       $       9.98
      ============       ============       ============       ============       ============
      $       8.16       $       8.72       $       7.38       $      10.03       $      10.05
      ============       ============       ============       ============       ============
      $    125,912       $  1,858,924       $    548,586       $  3,563,879       $    618,775
      ============       ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001


                                                                MAINSTAY VP       MAINSTAY VP
                                                                  CAPITAL            CASH           MAINSTAY VP
                                                              APPRECIATION(A)    MANAGEMENT(A)    CONVERTIBLE(A)
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $     553,870     $   8,771,105     $   5,564,428
  Mortality and expense risk and administrative charges.....      (8,613,948)       (3,517,406)       (1,995,839)
                                                               -------------     -------------     -------------
      Net investment income (loss)..........................      (8,060,078)        5,253,699         3,568,589
                                                               -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     111,790,566       841,256,489        12,323,226
  Cost of investments sold..................................     (92,093,203)     (841,256,524)      (13,452,823)
                                                               -------------     -------------     -------------
      Net realized gain (loss) on investments...............      19,697,363               (35)       (1,129,597)
  Realized gain distribution received.......................              --               825                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (199,254,900)            1,111        (8,063,968)
                                                               -------------     -------------     -------------
      Net gain (loss) on investments........................    (179,557,537)            1,901        (9,193,565)
                                                               -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $(187,617,615)    $   5,255,600     $  (5,624,976)
                                                               =============     =============     =============


                                                                MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                                                  INDEXED          SMALL CAP          EQUITY
                                                                  EQUITY           GROWTH(B)         INCOME(B)
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $   6,969,673     $          --     $      93,864
  Mortality and expense risk and administrative charges.....      (9,673,891)          (49,757)          (79,835)
                                                               -------------     -------------     -------------
      Net investment income (loss)..........................      (2,704,218)          (49,757)           14,029
                                                               -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................      61,506,091           594,064           828,448
  Cost of investments sold..................................     (46,724,252)         (626,749)         (841,488)
                                                               -------------     -------------     -------------
      Net realized gain (loss) on investments...............      14,781,839           (32,685)          (13,040)
  Realized gain distribution received.......................       6,998,998                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (124,392,572)          286,415           446,521
                                                               -------------     -------------     -------------
      Net gain (loss) on investments........................    (102,611,735)          253,730           433,481
                                                               -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $(105,315,953)    $     203,973     $     447,510
                                                               =============     =============     =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP        HIGH YIELD       INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
    GOVERNMENT(A)    CORPORATE BOND(A)       EQUITY         RETURN(A)         VALUE(A)         BOND(A)         EQUITY(A)
    -----------------------------------------------------------------------------------------------------------------------
    $   5,021,103      $  51,189,724     $     295,592    $   7,844,806    $   3,151,853    $   7,652,777    $   2,644,792
       (1,272,860)        (5,829,686)         (308,250)      (4,388,312)      (2,767,990)      (1,650,068)      (5,349,745)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
        3,748,243         45,360,038           (12,658)       3,456,494          383,863        6,002,709       (2,704,953)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
       11,859,467         30,658,430        60,291,719       25,517,524        8,333,213        6,664,195       43,414,484
      (12,069,683)       (40,584,091)      (62,715,428)     (22,217,915)      (7,971,430)      (6,754,437)     (43,515,129)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
         (210,216)        (9,925,661)       (2,423,709)       3,299,609          361,783          (90,242)        (100,645)
               --                 --            64,702          458,366        9,774,140               --               --
          117,370        (22,979,947)       (1,034,458)     (49,626,251)     (12,824,685)       1,937,501      (78,152,350)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
          (92,846)       (32,905,608)       (3,393,465)     (45,868,276)      (2,688,762)       1,847,259      (78,252,995)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
    $   3,655,397      $  12,454,430     $  (3,406,123)   $ (42,411,782)   $  (2,304,899)   $   7,849,968    $ (80,957,948)
    =============      =============     =============    =============    =============    =============    =============

                                          MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                            AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP        MAINSTAY VP         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP            MID CAP            INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
      GROWTH(B)           CORE(B)         & GROWTH(A)        VALUE(A)        EQUITY(A)        GROWTH(A)      CAPITALIZATION
    -----------------------------------------------------------------------------------------------------------------------
    $          --      $      11,403     $     468,043    $     339,049    $          --    $          --    $      38,389
          (39,774)           (39,483)         (806,248)        (595,768)      (2,034,650)        (355,152)      (1,099,874)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
          (39,774)           (28,080)         (338,205)        (256,719)      (2,034,650)        (355,152)      (1,061,485)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
           42,186            101,804         5,983,837        2,515,102       21,612,407        4,729,741      319,839,573
          (49,585)          (113,192)       (5,959,118)      (2,441,346)     (26,582,873)      (4,605,734)    (359,223,826)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
           (7,399)           (11,388)           24,719           73,756       (4,970,466)         124,007      (39,384,253)
               --                 --                --        1,084,369               --               --               --
         (281,933)          (238,442)       (5,773,609)      (3,193,323)     (24,045,004)      (2,352,165)      10,366,014
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
         (289,332)          (249,830)       (5,748,890)      (2,035,198)     (29,015,470)      (2,228,158)     (29,018,239)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
    $    (329,106)     $    (277,910)    $  (6,087,095)   $  (2,291,917)   $ (31,050,120)   $  (2,583,310)   $ (30,079,724)
    =============      =============     =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2001

                                                                                                   FIDELITY
                                                                                 FIDELITY             VIP
                                                                 CALVERT            VIP             EQUITY-
                                                                 SOCIAL        CONTRAFUND(R)        INCOME
                                                                BALANCED      (INITIAL CLASS)   (INITIAL CLASS)
                                                              -------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  1,113,980     $   2,325,451     $   2,713,083
  Mortality and expense risk and administrative charges.....      (391,987)       (4,095,496)       (2,422,805)
                                                              -------------    -------------     -------------
      Net investment income (loss)..........................       721,993        (1,770,045)          290,278
                                                              -------------    -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     2,365,692        22,830,991        13,038,458
  Cost of investments sold..................................    (2,593,222)      (22,074,351)      (14,030,404)
                                                              -------------    -------------     -------------
      Net realized gain (loss) on investments...............      (227,530)          756,640          (991,946)
  Realized gain distribution received.......................       542,740         8,207,473         7,622,468
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (3,432,236)      (52,015,544)      (18,435,392)
                                                              -------------    -------------     -------------
      Net gain (loss) on investments........................    (3,117,026)      (43,051,431)      (11,804,870)
                                                              -------------    -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $ (2,395,033)    $ (44,821,476)    $ (11,514,592)
                                                              =============    =============     =============

                                                                                 VAN ECK
                                                              T. ROWE PRICE     WORLDWIDE        AMSOUTH
                                                                 EQUITY           HARD          ENHANCED
                                                                 INCOME          ASSETS         MARKET(A)
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  1,057,167    $     56,456    $         598
  Mortality and expense risk and administrative charges.....      (950,532)        (54,425)          (6,579)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       106,635           2,031           (5,981)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     3,879,370       4,176,213            9,936
  Cost of investments sold..................................    (4,031,253)     (4,103,009)         (11,194)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............      (151,883)         73,204           (1,258)
  Realized gain distribution received.......................     1,394,154              71               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (1,334,107)       (588,213)          (3,620)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................       (91,836)       (514,938)          (4,878)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $     14,799    $   (512,907)   $     (10,859)
                                                              =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                    MORGAN STANLEY
                         JANUS ASPEN           MFS(R)                                                    UIF
      JANUS ASPEN           SERIES           INVESTORS            MFS(R)             MFS(R)            EMERGING
         SERIES           WORLDWIDE            TRUST             RESEARCH          UTILITIES           MARKETS
      BALANCED(A)           GROWTH             SERIES           SERIES(A)          SERIES(B)          EQUITY(A)
    ---------------------------------------------------------------------------------------------------------------
     $  16,653,583      $   2,114,821      $     146,588      $       6,944      $          --      $          --
        (8,638,361)        (6,095,251)          (439,367)          (750,781)              (958)          (419,886)
     -------------      -------------      -------------      -------------      -------------      -------------
         8,015,222         (3,980,430)          (292,779)          (743,837)              (958)          (419,886)
     -------------      -------------      -------------      -------------      -------------      -------------
        31,654,402         50,404,034          3,237,578          9,952,290              4,209        316,847,031
       (24,639,898)       (46,466,956)        (3,550,180)       (12,530,865)            (4,801)      (316,347,013)
     -------------      -------------      -------------      -------------      -------------      -------------
         7,014,504          3,937,078           (312,602)        (2,578,575)              (592)           500,018
                --                 --            752,387          6,671,889                 --                 --
       (53,765,457)      (125,576,221)        (6,014,855)       (17,689,841)            (7,614)           129,236
     -------------      -------------      -------------      -------------      -------------      -------------
       (46,750,953)      (121,639,143)        (5,575,070)       (13,596,527)            (8,206)           629,254
     -------------      -------------      -------------      -------------      -------------      -------------
     $ (38,735,731)     $(125,619,573)     $  (5,867,849)     $ (14,340,364)     $      (9,164)     $     209,368
     =============      =============      =============      =============      =============      =============

                                                                 DREYFUS IP
        AMSOUTH                                                  TECHNOLOGY        NEUBERGER BERMAN
     INTERNATIONAL         AMSOUTH            AMSOUTH              GROWTH            AMT MID-CAP
       EQUITY(A)         LARGE CAP(A)        MID CAP(A)      (INITIAL SHARES)(B)      GROWTH(B)
    -----------------------------------------------------------------------------------------------
     $          --      $          --      $          --        $          --       $          --
              (925)           (11,188)            (3,736)              (9,124)             (1,406)
     -------------      -------------      -------------        -------------       -------------
              (925)           (11,188)            (3,736)              (9,124)             (1,406)
     -------------      -------------      -------------        -------------       -------------
               675             46,334                818              197,523              17,598
              (802)           (49,123)            (1,048)            (210,573)            (18,921)
     -------------      -------------      -------------        -------------       -------------
              (127)            (2,789)              (230)             (13,050)             (1,323)
                --                 --                 --                   --                  --
            (9,713)            31,067            (31,465)             251,418              30,477
     -------------      -------------      -------------        -------------       -------------
            (9,840)            28,278            (31,695)             238,368              29,154
     -------------      -------------      -------------        -------------       -------------
     $     (10,765)     $      17,090      $     (35,431)       $     229,244       $      27,748
     =============      =============      =============        =============       =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001
and December 31, 2000


                                                                MAINSTAY VP                     MAINSTAY VP
                                                           CAPITAL APPRECIATION               CASH MANAGEMENT
                                                       -----------------------------   -----------------------------
                                                          2001(B)         2000(A)         2001(B)         2000(A)
                                                       -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $  (8,060,078)  $ (10,602,340)  $   5,253,699   $   8,420,513
    Net realized gain (loss) on investments..........     19,697,363      25,100,430             (35)          1,001
    Realized gain distribution received..............             --      50,255,513             825              --
    Change in unrealized appreciation (depreciation)
      on investments.................................   (199,254,900)   (165,613,796)          1,111            (249)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................   (187,617,615)   (100,860,193)      5,255,600       8,421,265
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     48,764,262     111,319,611     115,572,144     733,667,989
    Policyowners' surrenders.........................    (37,140,495)    (34,544,718)    (33,746,398)    (20,222,444)
    Policyowners' annuity and death benefits.........     (4,477,315)     (4,586,371)     (2,777,629)     (2,226,423)
    Net transfers from (to) Fixed Account............     31,280,588      18,702,189      25,775,174      (3,940,505)
    Transfers between Investment Divisions...........    (36,654,158)    104,018,850      26,391,518    (838,452,951)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      1,772,882     194,909,561     131,214,809    (131,174,334)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        247,350         496,733         (22,924)        (31,510)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............   (185,597,383)     94,546,101     136,447,485    (122,784,579)
NET ASSETS:
    Beginning of year................................    751,875,011     657,328,910     171,458,020     294,242,599
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 566,277,628   $ 751,875,011   $ 307,905,505   $ 171,458,020
                                                       =============   =============   =============   =============


                                                                MainStay VP                     MainStay VP
                                                           International Equity                Total Return
                                                       -----------------------------   -----------------------------
                                                           2001           2000(a)         2001(b)         2000(a)
                                                       -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     (12,658)  $    (159,518)  $   3,456,494   $   2,573,198
    Net realized gain (loss) on investments..........     (2,423,709)      1,432,834       3,299,609       2,236,321
    Realized gain distribution received..............         64,702       1,319,785         458,366      27,774,424
    Change in unrealized appreciation (depreciation)
      on investments.................................     (1,034,458)     (7,570,836)    (49,626,251)    (53,020,104)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (3,406,123)     (4,977,735)    (42,411,782)    (20,436,161)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,637,861       2,723,634      24,120,215      39,597,773
    Policyowners' surrenders.........................       (952,640)     (1,153,047)    (19,179,525)    (16,123,878)
    Policyowners' annuity and death benefits.........       (207,511)       (176,519)     (2,789,716)     (2,585,778)
    Net transfers from (to) Fixed Account............      2,023,975       1,119,482      15,226,924       6,784,878
    Transfers between Investment Divisions...........     (1,923,946)      3,737,007     (12,181,398)     28,553,657
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............        577,739       6,250,557       5,196,500      56,226,652
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          6,175          15,804          33,777         117,458
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (2,822,209)      1,288,626     (37,181,505)     35,907,949
NET ASSETS:
    Beginning of year................................     24,017,265      22,728,639     341,885,888     305,977,939
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  21,195,056   $  24,017,265   $ 304,704,383   $ 341,885,888
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series II and III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                     HIGH YIELD
             CONVERTIBLE                     GOVERNMENT                    CORPORATE BOND
    -----------------------------   -----------------------------   -----------------------------
       2001(b)         2000(a)         2001(b)         2000(a)         2001(b)         2000(a)
    ---------------------------------------------------------------------------------------------
    $   3,568,589   $   3,097,598   $   3,748,243   $   2,811,167   $  45,360,038   $  45,067,565
       (1,129,597)      1,171,629        (210,216)     (1,358,534)     (9,925,661)     (2,805,144)
               --       8,506,734              --              --              --          18,304
       (8,063,968)    (24,166,144)        117,370       3,457,642     (22,979,947)    (71,659,164)
    -------------   -------------   -------------   -------------   -------------   -------------
       (5,624,976)    (11,390,183)      3,655,397       4,910,275      12,454,430     (29,378,439)
    -------------   -------------   -------------   -------------   -------------   -------------
       20,568,184      35,826,218      18,215,477       7,725,487      41,236,119      34,654,297
       (8,730,708)     (3,786,921)     (6,903,821)     (3,508,145)    (28,224,414)    (23,653,886)
       (1,256,654)     (1,014,467)       (587,901)       (368,014)     (5,487,895)     (4,519,386)
       29,547,519      10,625,948      14,823,488       2,374,856      23,393,433       4,296,836
         (953,011)     42,067,416      36,559,984     (11,015,259)     23,150,243      (6,403,431)
       (5,677,182)    (10,000,000)             --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------
       33,498,148      73,718,194      62,107,227      (4,791,075)     54,067,486       4,374,430
    -------------   -------------   -------------   -------------   -------------   -------------
          (19,381)         33,834         (13,411)        (16,752)        (25,869)         65,335
    -------------   -------------   -------------   -------------   -------------   -------------
       27,853,791      62,361,845      65,749,213         102,448      66,496,047     (24,938,674)
      127,396,125      65,034,280      60,103,557      60,001,109     376,054,068     400,992,742
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 155,249,916   $ 127,396,125   $ 125,852,770   $  60,103,557   $ 442,550,115   $ 376,054,068
    =============   =============   =============   =============   =============   =============


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
                VALUE                           BOND                        GROWTH EQUITY
    -----------------------------   -----------------------------   -----------------------------
       2001(b)         2000(a)         2001(b)         2000(a)         2001(b)         2000(a)
    ---------------------------------------------------------------------------------------------
    $     383,863   $      15,346   $   6,002,709   $   4,338,546   $  (2,704,953)  $  (2,996,696)
          361,783       1,972,003         (90,242)       (628,925)       (100,645)      3,535,546
        9,774,140       5,072,294              --              --              --      38,589,711
      (12,824,685)      8,725,818       1,937,501       2,831,475     (78,152,350)    (59,601,372)
    -------------   -------------   -------------   -------------   -------------   -------------
       (2,304,899)     15,785,461       7,849,968       6,541,096     (80,957,948)    (20,472,811)
    -------------   -------------   -------------   -------------   -------------   -------------
       27,030,064      10,319,353      19,177,542       5,472,326      36,935,798      64,316,841
      (10,834,343)     (9,385,090)     (7,267,424)     (4,394,982)    (21,064,604)    (16,395,828)
       (1,759,852)     (1,272,666)     (1,445,576)       (784,749)     (2,809,354)     (1,798,646)
       21,738,403       1,380,397      15,892,116       2,564,107      35,868,212      14,515,024
       22,755,024     (13,186,883)     47,742,242      (5,852,549)    (13,899,021)     65,007,661
    -------------   -------------   -------------   -------------   -------------   -------------
       58,929,296     (12,144,889)     74,098,900      (2,995,847)     35,031,031     125,645,052
    -------------   -------------   -------------   -------------   -------------   -------------
          (28,886)        (18,755)        (27,572)        (23,092)        113,227         157,041
    -------------   -------------   -------------   -------------   -------------   -------------
       56,595,511       3,621,817      81,921,296       3,522,157     (45,813,690)    105,329,282
      169,019,148     165,397,331      86,082,716      82,560,559     422,601,979     317,272,697
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 225,614,659   $ 169,019,148   $ 168,004,012   $  86,082,716   $ 376,788,289   $ 422,601,979
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001
and December 31, 2000


                                                                                        MAINSTAY VP     MAINSTAY VP
                                                                MAINSTAY VP              SMALL CAP        EQUITY
                                                              INDEXED EQUITY              GROWTH          INCOME
                                                       -----------------------------   -------------   -------------
                                                           2001           2000(a)         2001(c)         2001(c)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $  (2,704,218)  $  (3,237,978)  $    (49,757)   $      14,029
    Net realized gain (loss) on investments..........     14,781,839       9,749,317        (32,685)         (13,040)
    Realized gain distribution received..............      6,998,998      14,116,026             --               --
    Change in unrealized appreciation (depreciation)
      on investments.................................   (124,392,572)   (106,168,978)       286,415          446,521
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................   (105,315,953)    (85,541,613)       203,973          447,510
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     49,283,835      87,989,207      2,065,855        3,456,428
    Policyowners' surrenders.........................    (39,897,427)    (33,770,454)       (93,246)        (170,727)
    Policyowners' annuity and death benefits.........     (5,988,184)     (5,347,452)           (95)          (2,227)
    Net transfers from (to) Fixed Account............     38,924,875      28,159,875        950,710        2,578,262
    Transfers between Investment Divisions...........    (29,451,263)     81,869,947      5,125,746        7,711,239
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --      5,000,000        5,000,000
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     12,871,836     158,901,123     13,048,970       18,572,975
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         37,902         361,322         (1,333)          (1,493)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (92,406,215)     73,720,832     13,251,610       19,018,992
NET ASSETS:
    Beginning of year................................    758,421,508     684,700,676             --               --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 666,015,293   $ 758,421,508   $ 13,251,610    $  19,018,992
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                        ALGER
                                                                LORD ABBETT                      AMERICAN
                                                                DEVELOPING                         SMALL
                                                                  GROWTH                      CAPITALIZATION
                                                       -----------------------------   -----------------------------
                                                          2001(b)         2000(a)          2001           2000(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (355,152)  $    (478,118)  $  (1,061,485)  $  (1,296,468)
    Net realized gain (loss) on investments..........        124,007         566,218     (39,384,253)    (41,988,748)
    Realized gain distribution received..............             --         943,627              --      34,726,123
    Change in unrealized appreciation (depreciation)
      on investments.................................     (2,352,165)     (8,512,850)     10,366,014     (27,682,001)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (2,583,310)     (7,481,123)    (30,079,724)    (36,241,094)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,429,247       3,736,916       8,308,559      27,374,775
    Policyowners' surrenders.........................       (925,315)     (1,173,756)     (6,938,545)     (3,433,805)
    Policyowners' annuity and death benefits.........       (197,906)        (45,347)       (442,172)       (373,087)
    Net transfers from (to) Fixed Account............      1,277,592       1,523,807      11,036,302      11,298,510
    Transfers between Investment Divisions...........     (2,309,358)      6,271,420      (4,603,579)     44,204,440
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............       (725,740)     10,313,040       7,360,565      79,070,833
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         (3,406)         29,293          43,117         106,785
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (3,312,456)      2,861,210     (22,676,042)     42,936,524
NET ASSETS:
    Beginning of year................................     29,932,955      27,071,745      94,796,508      51,859,984
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  26,620,499   $  29,932,955   $  72,120,466   $  94,796,508
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series II and III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP                     MAINSTAY VP
                                                                               DREYFUS                       EAGLE ASSET
     MAINSTAY VP     MAINSTAY VP             MAINSTAY VP                        LARGE                        MANAGEMENT
       MID CAP         MID CAP            AMERICAN CENTURY                     COMPANY                         GROWTH
       GROWTH           CORE               INCOME & GROWTH                      VALUE                          EQUITY
    -------------   -------------   -----------------------------   -----------------------------   -----------------------------
       2001(C)         2001(C)         2001(B)         2000(A)         2001(B)         2000(A)         2001(B)         2000(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (39,774)   $    (28,080)   $    (338,205)  $    (420,475)  $    (256,719)  $    (185,290)  $  (2,034,650)  $  (1,824,284)
          (7,399)        (11,388)          24,719         259,120          73,756         122,839      (4,970,466)      7,688,979
              --              --               --          88,249       1,084,369         615,857              --      15,711,265
        (281,933)       (238,442)      (5,773,609)     (7,348,735)     (3,193,323)      1,282,595     (24,045,004)    (53,995,450)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        (329,106)       (277,910)      (6,087,095)     (7,421,841)     (2,291,917)      1,836,001     (31,050,120)    (32,419,490)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       1,444,081         807,903        2,880,801       7,574,559       4,431,543       4,230,310      17,857,249      56,917,203
         (13,270)        (26,398)      (2,765,876)     (1,866,785)     (1,704,673)       (925,689)     (7,954,018)     (4,319,692)
              --              --         (616,401)       (185,365)       (363,242)       (319,276)       (843,385)       (578,460)
         776,372         491,164        4,697,305       4,727,285       8,071,316       2,556,929      27,838,244      15,876,356
       1,316,123       1,105,194       (1,535,328)      7,631,772       2,958,512       5,068,496     (21,803,324)     87,344,821
       5,000,000       5,000,000               --              --              --              --      (1,685,468)    (15,000,000)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       8,523,306       7,377,863        2,660,501      17,881,466      13,393,456      10,610,770      13,409,298     140,240,228
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
            (311)            (21)          (1,611)         29,647          (1,476)         (1,064)         11,401          96,937
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       8,193,889       7,099,932       (3,428,205)     10,489,272      11,100,063      12,445,707     (17,629,421)    107,917,675
              --              --       60,816,775      50,327,503      38,147,033      25,701,326     159,932,709      52,015,034
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  8,193,889    $  7,099,932    $  57,388,570   $  60,816,775   $  49,247,096   $  38,147,033   $ 142,303,288   $ 159,932,709
    =============   =============   =============   =============   =============   =============   =============   =============

                                              FIDELITY                        FIDELITY
               CALVERT                           VIP                             VIP                         JANUS ASPEN
               SOCIAL                       CONTRAFUND(R)                   EQUITY-INCOME                      SERIES
              BALANCED                     (INITIAL CLASS)                 (INITIAL CLASS)                    BALANCED
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2001           2000(a)          2001           2000(a)          2001           2000(a)         2001(b)         2000(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $     721,993   $     135,980   $  (1,770,045)  $  (3,283,844)  $     290,278   $     246,478   $   8,015,222   $   7,635,454
         (227,530)         55,563         756,640       2,527,567        (991,946)      1,030,636       7,014,504         939,866
          542,740         813,413       8,207,473      32,205,119       7,622,468       8,082,585              --      44,689,221
       (3,432,236)     (2,265,814)    (52,015,544)    (56,999,558)    (18,435,392)      1,267,673     (53,765,457)    (74,511,518)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (2,395,033)     (1,260,858)    (44,821,476)    (25,550,716)    (11,514,592)     10,627,372     (38,735,731)    (21,246,977)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,188,471       4,494,907      20,708,009      46,270,381      20,221,481      17,665,558      58,493,388     117,758,343
       (1,678,884)     (1,057,669)    (15,195,570)    (12,902,569)     (9,776,105)     (6,681,888)    (35,937,935)    (21,229,768)
         (132,045)       (173,038)     (2,097,626)     (1,334,398)     (2,083,049)       (816,611)     (6,074,284)     (3,092,621)
        4,990,518       2,043,766      26,992,249      25,809,383      26,470,182       8,090,642      74,568,408      45,061,269
       (1,357,626)      4,278,613     (17,710,932)     43,697,704       5,361,000       6,691,225     (19,005,838)    147,098,302
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,010,434       9,586,579      12,696,130     101,540,501      40,193,509      24,948,926      72,043,739     285,595,525
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
              896           6,423          57,617         130,531            (118)        (10,400)           (446)         94,957
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,616,297       8,332,144     (32,067,729)     76,120,316      28,678,799      35,565,898      33,307,562     264,443,505
       26,819,385      18,487,241     321,425,675     245,305,359     159,547,840     123,981,942     602,568,085     338,124,580
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  29,435,682   $  26,819,385   $ 289,357,946   $ 321,425,675   $ 188,226,639   $ 159,547,840   $ 635,875,647   $ 602,568,085
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001
and December 31, 2000

                                                                                                  MFS(R)
                                                            JANUS ASPEN SERIES                   INVESTORS
                                                             WORLDWIDE GROWTH                  TRUST SERIES
                                                       -----------------------------   -----------------------------
                                                           2001           2000(A)          2001           2000(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $  (3,980,430)  $  (4,583,321)  $    (292,779)  $    (241,238)
    Net realized gain (loss) on investments..........      3,937,078       2,919,298        (312,602)        174,748
    Realized gain distribution received..............             --      41,057,453         752,387         182,991
    Change in unrealized appreciation (depreciation)
      on investments.................................   (125,576,221)   (147,911,692)     (6,014,855)       (483,943)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................   (125,619,573)   (108,518,262)     (5,867,849)       (367,442)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     35,310,655     119,333,550       3,956,045       5,227,254
    Policyowners' surrenders.........................    (24,210,872)    (19,051,964)     (1,691,749)       (931,527)
    Policyowners' annuity and death benefits.........     (2,798,185)     (2,596,140)       (315,935)       (197,218)
    Net transfers from (to) Fixed Account............     42,740,447      36,925,717       8,532,352       3,457,791
    Transfers between Investment Divisions...........    (38,195,934)    154,207,110        (190,099)      3,983,700
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     12,846,111     288,818,273      10,290,614      11,540,000
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        170,553         367,196           7,670           5,342
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............   (112,602,909)    180,667,207       4,430,435      11,177,900
NET ASSETS:
    Beginning of year................................    510,361,101     329,693,894      29,910,269      18,732,369
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 397,758,192   $ 510,361,101   $  34,340,704   $  29,910,269
                                                       =============   =============   =============   =============

                                                                  VAN ECK
                                                                 WORLDWIDE                AMSOUTH         AMSOUTH
                                                                   HARD                  ENHANCED      INTERNATIONAL
                                                                  ASSETS                  MARKET          EQUITY
                                                       -----------------------------   -------------   -------------
                                                           2001           2000(A)         2001(B)         2001(B)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $       2,031   $     (19,482)  $      (5,981)  $        (925)
    Net realized gain (loss) on investments..........         73,204          71,880          (1,258)           (127)
    Realized gain distribution received..............             71              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (588,213)        230,672          (3,620)         (9,713)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (512,907)        283,070         (10,859)        (10,765)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        624,703         679,098         370,427          37,240
    Policyowners' surrenders.........................       (220,660)       (169,224)        (15,636)           (257)
    Policyowners' annuity and death benefits.........       (158,406)        (79,360)             --              --
    Net transfers from (to) Fixed Account............        499,311         245,403         739,076          89,241
    Transfers between Investment Divisions...........     (1,463,391)      1,983,406          28,991             260
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............       (718,443)      2,659,323       1,122,858         126,484
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............            627             (20)            (35)             23
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (1,230,723)      2,942,373       1,111,964         115,742
NET ASSETS:
    Beginning of year................................      5,007,896       2,065,523              --              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $   3,777,173   $   5,007,896   $   1,111,964   $     115,742
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series II and III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                       MFS(R)              MORGAN STANLEY                   T. ROWE PRICE
               MFS(R)                 UTILITIES         UIF EMERGING MARKETS                   EQUITY
           RESEARCH SERIES             SERIES                  EQUITY                          INCOME
    -----------------------------   -------------   -----------------------------   -----------------------------
       2001(B)         2000(A)         2001(C)         2001(B)         2000(A)          2001           2000(A)
-----------------------------------------------------------------------------------------------------------------
    $    (743,837)  $    (443,355)  $        (958)  $    (419,886)  $    (490,056)  $     106,635   $     213,118
       (2,578,575)        147,776            (592)        500,018         848,625        (151,883)        (45,639)
        6,671,889       1,404,903              --              --       4,991,556       1,394,154       2,070,066
      (17,689,841)     (6,283,009)         (7,614)        129,236     (23,965,687)     (1,334,107)      2,057,980
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
      (14,340,364)     (5,173,685)         (9,164)        209,368     (18,615,562)         14,799       4,295,525
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        6,274,231      17,653,674         106,217       2,004,189       9,211,505      14,939,826       6,188,074
       (2,554,508)     (1,225,528)           (496)     (1,712,868)     (1,431,130)     (3,667,396)     (1,453,153)
         (478,208)       (217,255)             --        (150,065)       (139,645)       (567,683)       (175,568)
       13,960,004       8,587,290         167,782       2,439,885       2,708,654      18,561,014       3,456,556
       (2,853,894)     19,640,292         129,055        (166,737)     13,347,824      24,088,954       5,699,471
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       14,347,625      44,438,473         402,558       2,414,404      23,697,208      53,354,715      13,715,380
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           14,296          18,827               3             815          54,600          (7,183)         (7,068)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           21,557      39,283,615         393,397       2,624,587       5,136,246      53,362,331      18,003,837
       52,519,481      13,235,866              --      28,813,117      23,676,871      42,727,848      24,724,011
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  52,541,038   $  52,519,481   $     393,397   $  31,437,704   $  28,813,117   $  96,090,179   $  42,727,848
    =============   =============   =============   =============   =============   =============   =============

                                       DREYFUS IP      NEUBERGER BERMAN
                                       TECHNOLOGY            AMT
       AMSOUTH         AMSOUTH           GROWTH            MID-CAP
      LARGE CAP        MID CAP      (INITIAL SHARES)        GROWTH
    -------------   -------------   ----------------   ----------------
       2001(B)         2001(B)          2001(C)            2001(C)
-----------------------------------------------------------------------
    $     (11,188)  $      (3,736)   $      (9,124)     $      (1,406)
           (2,789)           (230)         (13,050)            (1,323)
               --              --               --                 --
           31,067         (31,465)         251,418             30,477
    -------------   -------------    -------------      -------------
           17,090         (35,431)         229,244             27,748
    -------------   -------------    -------------      -------------
          367,533         220,473          873,736            137,432
          (16,802)         (2,885)         (25,538)            (5,977)
               --              --           (5,046)            (4,654)
        1,562,334         332,710          583,932            203,987
          (46,789)            294        2,150,667            289,409
    -------------   -------------    -------------      -------------
        1,866,276         550,592        3,577,751            620,197
    -------------   -------------    -------------      -------------
             (108)             14             (358)               (44)
    -------------   -------------    -------------      -------------
        1,883,258         515,175        3,806,637            647,901
               --              --               --                 --
    -------------   -------------    -------------      -------------
    $   1,883,258   $     515,175    $   3,806,637      $     647,901
    =============   =============    =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
    NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation
("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages()(R) Variable Annuity, LifeStages()(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages()(R) Access Variable Annuity and MainStay Access Variable Annuity), and Series III policies (LifeStages()(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity). This account was established to receive and invest premium payments under Non-Qualified and Tax Qualified Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, the Variable Insurance Funds, the Dreyfus Investment Portfolios, and the Neuberger Berman Advisors Management Trust (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions, with their respective fund portfolios, are available for all LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity, LifeStages(R) Access Variable Annuity and LifeStages(R) Premium Plus Variable Annuity Policyholders to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets, and Dreyfus IP Technology Growth (Initial Shares). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions, with their respective fund portfolios, are available for all MainStay Plus Variable Annuity, MainStay Access Variable Annuity and MainStay Premium Plus Variable Annuity Policyholders to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Morgan Stanley UIF Emerging Markets Equity (formerly "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets, Dreyfus IP Technology Growth (Initial Shares) and Neuberger Berman AMT Mid-Cap Growth. Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available for AmSouth Premium Plus Variable Annuity policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Janus Aspen Series Balanced, MFS(R) Research Series, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, and AmSouth Mid Cap. Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  For all policies within Series I, II, & III, initial premium payments are allocated to the Investment Divisions, Fixed Account and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For all policies, subsequent premium payments are allocated to the Investment Divisions, Fixed Account and/or Dollar Cost Averaging Advantage Plan Accounts (where available) at the close of the Business Day they are received. In addition, for all policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2001, the investments of the Separate Account are as follows:


                                                           MAINSTAY VP          MAINSTAY VP
                                                             CAPITAL               CASH             MAINSTAY VP
                                                           APPRECIATION         MANAGEMENT          CONVERTIBLE
                                                           ----------------------------------------------------
Number of shares.........................................      24,049             309,050              15,417
Identified cost..........................................    $751,138            $309,049            $181,293


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              INDEXED            SMALL CAP            EQUITY
                                                              EQUITY              GROWTH              INCOME
                                                            ---------------------------------------------------
Number of shares..........................................     28,895               1,392               1,937
Identified cost...........................................   $749,086            $ 13,001            $ 18,630

  Investment activity for the year ended December 31, 2001, was as follows:


                                                            MAINSTAY VP          MAINSTAY VP
                                                              CAPITAL               CASH             MAINSTAY VP
                                                            APPRECIATION         MANAGEMENT          CONVERTIBLE
                                                            ----------------------------------------------------
Purchases.................................................    $105,526            $978,271            $ 49,500
Proceeds from sales.......................................     111,791             841,256              12,323


                                                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                             INDEXED            SMALL CAP            EQUITY
                                                             EQUITY              GROWTH              INCOME
                                                           ---------------------------------------------------
Purchases................................................   $ 78,670            $ 13,628            $ 19,471
Proceeds from sales......................................     61,506                 594                 828

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    --------------------------------------------------------------------------------------------------------------------
         12,206           54,929            2,114           18,322           14,752           12,858           18,921
       $127,009         $580,352         $ 24,566         $340,185         $234,325         $171,448         $464,914

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP        MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        GROWTH        MID CAP CORE       & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
            898              758            5,624            4,727           11,515            3,067            4,375
       $  8,501         $  7,362         $ 62,669         $ 49,485         $204,661         $ 32,575         $ 79,259


                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    --------------------------------------------------------------------------------------------------------------------
       $ 77,950         $130,356         $ 60,928         $ 34,673         $ 77,615         $ 86,997         $ 75,878
         11,859           30,658           60,292           25,518            8,333            6,664           43,414

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP        MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        GROWTH        MID CAP CORE       & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
       $  8,551         $  7,475         $  8,318         $ 16,788         $ 33,031         $  3,649         $326,178
             42              102            5,984            2,515           21,612            4,730          319,840

--------------------------------------------------------------------------------

                                                 FIDELITY             FIDELITY                            JANUS ASPEN
                               CALVERT              VIP                 VIP             JANUS ASPEN         SERIES
                                SOCIAL         CONTRAFUND(R)       EQUITY-INCOME           SERIES          WORLDWIDE
                               BALANCED       (INITIAL CLASS)     (INITIAL CLASS)         BALANCED          GROWTH
                            ------------------------------------------------------------------------------------------
Number of shares..........       16,796             14,428               8,304              28,277           13,990
Identified cost...........     $ 35,157           $343,592            $199,791            $701,633         $552,510

                                                                                        DREYFUS IP         NEUBERGER
                               AMSOUTH                                                  TECHNOLOGY        BERMAN AMT
                            INTERNATIONAL        AMSOUTH            AMSOUTH               GROWTH            MID-CAP
                                EQUITY          LARGE CAP           MID CAP          (INITIAL SHARES)       GROWTH
                            ------------------------------------------------------------------------------------------
Number of shares..........           15              207                  68                  402                38
Identified cost...........     $    126         $  1,859            $    549             $  3,564          $    619

                                                 FIDELITY             FIDELITY                            JANUS ASPEN
                               CALVERT              VIP                 VIP             JANUS ASPEN         SERIES
                                SOCIAL         CONTRAFUND(R)       EQUITY-INCOME           SERIES          WORLDWIDE
                               BALANCED       (INITIAL CLASS)     (INITIAL CLASS)         BALANCED          GROWTH
                            ------------------------------------------------------------------------------------------
Purchases.................     $  8,661           $ 42,035            $ 61,291            $112,050         $ 59,292
Proceeds from sales.......        2,366             22,831              13,038              31,654           50,404

                                                                                        DREYFUS IP         NEUBERGER
                               AMSOUTH                                                  TECHNOLOGY        BERMAN AMT
                            INTERNATIONAL        AMSOUTH            AMSOUTH               GROWTH            MID-CAP
                                EQUITY          LARGE CAP           MID CAP          (INITIAL SHARES)       GROWTH
                            ------------------------------------------------------------------------------------------
Purchases.................     $    127         $  1,908            $    550             $  3,774          $    638
Proceeds from sales.......            1               46                   1                  198                18

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                       MORGAN STANLEY
        MFS(R)                                              UIF                             VAN ECK
      INVESTORS          MFS(R)           MFS(R)          EMERGING      T. ROWE PRICE      WORLDWIDE         AMSOUTH
        TRUST           RESEARCH        UTILITIES         MARKETS           EQUITY            HARD           ENHANCED
        SERIES           SERIES           SERIES           EQUITY           INCOME           ASSETS           MARKET
    --------------------------------------------------------------------------------------------------------------------
          2,012            3,683               25            4,760            5,030              355              128
       $ 39,734         $ 74,609         $    402         $ 48,895         $ 96,828         $  4,056         $  1,119

                                                       MORGAN STANLEY
        MFS(R)                                              UIF                             VAN ECK
      INVESTORS          MFS(R)           MFS(R)          EMERGING      T. ROWE PRICE      WORLDWIDE         AMSOUTH
        TRUST           RESEARCH        UTILITIES         MARKETS           EQUITY            HARD           ENHANCED
        SERIES           SERIES           SERIES           EQUITY           INCOME           ASSETS           MARKET
    --------------------------------------------------------------------------------------------------------------------
       $ 14,022         $ 30,286         $    407         $318,873         $ 58,924         $  3,458         $  1,131
          3,238            9,952                4          316,847            3,879            4,176               10

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

N
    YLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I and Series III policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn, this charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn, this charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn, this charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, Mainstay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge. These charges are recorded as surrenders in the accompanying statements of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity contracts which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies this charge is $40 per policy (may be lower in some states). For Series III policies, this charge is $30 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II and III policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, Series II, and Series III policies these charges are made daily at an annual rate of 1.40%, 1.55%, and 1.60%, respectively of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

T
    he Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2001 and December 31, 2000, were as follows:


                                                                   MAINSTAY VP                           MAINSTAY VP
                                                              CAPITAL APPRECIATION                     CASH MANAGEMENT
                                                           ---------------------------           ---------------------------
                                                           2001(b)            2000(a)            2001(b)            2000(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....         --                  --                --                  --
Units issued on payments received from policyowners....      2,071               3,837            70,068             604,129
Units redeemed on surrenders...........................     (1,807)             (1,216)          (23,961)            (14,313)
Units redeemed on annuity and death benefits...........       (211)               (163)           (2,196)             (1,838)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................      1,127                 648             1,752              (3,589)
Units issued (redeemed) on transfers between Investment
  Divisions............................................     (1,874)              3,663            26,556            (700,084)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       (694)              6,769            72,219            (115,695)
Units outstanding, beginning of year...................     29,793              23,024           133,091             248,786
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................     29,099              29,793           205,310             133,091
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....        109                 117            18,944               7,189
Units redeemed on surrenders...........................        (25)                 (5)           (2,737)             (2,874)
Units redeemed on annuity and death benefits...........         (1)                 --               (12)                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         --                  --               (40)                245
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (20)                 11            (4,775)               (486)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         63                 123            11,380               4,074
Units outstanding, beginning of year...................        123                  --             4,074                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................        186                 123            15,454               4,074
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....        563                 130             7,770               2,624
Units redeemed on surrenders...........................        (28)                 (1)             (738)                (58)
Units redeemed on annuity and death benefits...........        (10)                 --                --                  --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................      1,080                  70            22,767                 122
Units issued (redeemed) on transfers between Investment
  Divisions............................................       (111)                 11            (2,009)               (102)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................      1,494                 210            27,790               2,586
Units outstanding, beginning of year...................        210                  --             2,586                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      1,704                 210            30,376               2,586
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                    MAINSTAY VP
        MAINSTAY VP           MAINSTAY VP           HIGH YIELD
        CONVERTIBLE           GOVERNMENT          CORPORATE BOND
    -------------------   -------------------   -------------------
    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)
    ---------------------------------------------------------------
       (371)       (629)       --          --        --          --
      1,113       1,955     1,106         579     2,405       2,139
       (541)       (220)     (487)       (283)   (1,850)     (1,512)
        (71)        (60)      (42)        (30)     (353)       (289)
      1,473         625       676         187       928         266
        (91)      2,376     2,532        (953)    1,405        (420)
    --------   --------   --------   --------   --------   --------
      1,512       4,047     3,785        (500)    2,535         184
      7,873       3,826     4,508       5,008    25,693      25,509
    --------   --------   --------   --------   --------   --------
      9,385       7,873     8,293       4,508    28,228      25,693
    ========   ========   ========   ========   ========   ========
         86         163        84          21       102          89
        (16)         (2)       (6)         --       (39)         (3)
         (9)         --        (1)         --        (3)         --
        (12)         (8)       --          --        --          --
         --          (3)       24           6         4          (1)
    --------   --------   --------   --------   --------   --------
         49         150       101          27        64          85
        150          --        27          --        85          --
    --------   --------   --------   --------   --------   --------
        199         150       128          27       149          85
    ========   ========   ========   ========   ========   ========
        274          59       189           4       424          45
        (29)         --       (11)         --       (17)         --
        (10)         --        --          --       (17)         --
        799          16       505           1     1,011          17
         10           6       110          --       146          (8)
    --------   --------   --------   --------   --------   --------
      1,044          81       793           5     1,547          54
         81          --         5          --        54          --
    --------   --------   --------   --------   --------   --------
      1,125          81       798           5     1,601          54
    ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                   MAINSTAY VP                           MAINSTAY VP
                                                              INTERNATIONAL EQUITY                      TOTAL RETURN
                                                           ---------------------------           ---------------------------
                                                             2001             2000(a)            2001(b)            2000(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from policyowners....         99                 155             1,232               1,727
Units redeemed on surrenders...........................        (71)                (68)           (1,065)               (765)
Units redeemed on annuity and death benefits...........         (9)                (11)             (148)               (123)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         74                  65               591                 316
Units issued (redeemed) on transfers between Investment
  Divisions............................................       (112)                211              (698)              1,363
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................        (19)                352               (88)              2,518
Units outstanding, beginning of year...................      1,556               1,204            17,027              14,509
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      1,537               1,556            16,939              17,027
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....         13                  13                43                 295
Units redeemed on surrenders...........................         --                  --                (4)                 --
Units redeemed on annuity and death benefits...........        (10)                 --                --                  --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         --                  --               (10)                 --
Units issued (redeemed) on transfers between Investment
  Divisions............................................         11                   5               (24)                  2
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         14                  18                 5                 297
Units outstanding, beginning of year...................         18                  --               297                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         32                  18               302                 297
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         23                   4               152                  39
Units redeemed on surrenders...........................         (1)                 --               (17)                 --
Units redeemed on annuity and death benefits...........         (1)                 --               (13)                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................        129                   8               567                  17
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (28)                 --               (28)                 --
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................        122                  12               661                  56
Units outstanding, beginning of year...................         12                  --                56                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................        134                  12               717                  56
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
           VALUE                 BOND              GROWTH EQUITY        INDEXED EQUITY
    -------------------   -------------------   -------------------   -------------------
    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)      2001     2000(a)
    -------------------------------------------------------------------------------------
      1,272         591     1,191         418     1,319       2,211     1,899       3,173
       (577)       (564)     (518)       (356)     (909)       (586)   (1,775)     (1,266)
        (84)        (76)     (106)        (64)     (120)        (64)     (265)       (201)
        747          80       813         202     1,093         501     1,248       1,047
      1,161        (850)    3,371        (483)     (650)      2,331    (1,437)      3,037
    --------   --------   --------   --------   --------   --------   --------   --------
      2,519        (819)    4,751        (283)      733       4,393      (330)      5,790
      8,963       9,782     6,588       6,871    15,714      11,321    30,595      24,805
    --------   --------   --------   --------   --------   --------   --------   --------
     11,482       8,963    11,339       6,588    16,447      15,714    30,265      30,595
    ========   ========   ========   ========   ========   ========   ========   ========
         59          22        74          17        97         141       135         142
         (7)         --        (7)         --        (8)         (2)      (35)         (4)
         (7)         --        --          --        (3)         --        (2)         --
         (2)         --        (1)         --         7          (3)        3          (4)
          8          --        14          (1)       (2)          3       (12)          1
    --------   --------   --------   --------   --------   --------   --------   --------
         51          22        80          16        91         139        89         135
         22          --        16          --       139          --       135          --
    --------   --------   --------   --------   --------   --------   --------   --------
         73          22        96          16       230         139       224         135
    ========   ========   ========   ========   ========   ========   ========   ========
        252           6       176          13       649          86       636         176
         (8)         --        (7)         --       (25)         (2)      (31)         --
         (9)         --        --          --        --          --        --          --
        765           1       426           5     1,354          76     1,322          38
         30          --        93          --       (87)          3       (24)          3
    --------   --------   --------   --------   --------   --------   --------   --------
      1,030           7       688          18     1,891         163     1,903         217
          7          --        18          --       163          --       217          --
    --------   --------   --------   --------   --------   --------   --------   --------
      1,037           7       706          18     2,054         163     2,120         217
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                     MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                                      SMALL CAP      EQUITY        MID CAP       MID CAP
                                                       GROWTH        INCOME        GROWTH         CORE
                                                     -----------   -----------   -----------   -----------
                                                       2001(c)       2001(c)       2001(c)       2001(c)
                                                     -----------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by
  NYLIAC...........................................        500           500           500           500
Units issued on payments received from
  policyowners.....................................        184           301           151            87
Units redeemed on surrenders.......................        (16)          (16)           (2)           (3)
Units redeemed on annuity and death benefits.......         --            --            --            --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         75           188            57            40
Units issued (redeemed) on transfers between
  Investment Divisions.............................        543           808           149           110
                                                      --------      --------      --------      --------
  Net increase (decrease)..........................      1,286         1,781           855           734
Units outstanding, beginning of year...............         --            --            --            --
                                                      --------      --------      --------      --------
Units outstanding, end of year.....................      1,286         1,781           855           734
                                                      ========      ========      ========      ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         29             9             5            --
Units redeemed on surrenders.......................         --            --            --            --
Units redeemed on annuity and death benefits.......         --            --            --            --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         --            --            --            --
Units issued (redeemed) on transfers between
  Investment Divisions.............................         (1)            2            --            --
                                                      --------      --------      --------      --------
  Net increase (decrease)..........................         28            11             5            --
Units outstanding, beginning of year...............         --            --            --            --
                                                      --------      --------      --------      --------
Units outstanding, end of year.....................         28            11             5            --
                                                      ========      ========      ========      ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................         23            55             8             2
Units redeemed on surrenders.......................         --            (1)           --            --
Units redeemed on annuity and death benefits.......         --            --            --            --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         32            84            31            14
Units issued (redeemed) on transfers between
  Investment Divisions.............................         28             3            --             9
                                                      --------      --------      --------      --------
  Net increase (decrease)..........................         83           141            39            25
Units outstanding, beginning of year...............         --            --            --            --
                                                      --------      --------      --------      --------
Units outstanding, end of year.....................         83           141            39            25
                                                      ========      ========      ========      ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                    MainStay VP
        MainStay VP           MainStay VP           Eagle Asset           MAINSTAY VP
     American Century        Dreyfus Large          Management            LORD ABBETT
      Income & Growth        Company Value         Growth Equity       DEVELOPING GROWTH
    -------------------   -------------------   -------------------   -------------------
    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)
    -------------------------------------------------------------------------------------
         --         --         --         --       (120)      (880)        --          --
        253        611        341        371        984      2,728        132         325
       (266)      (157)      (156)       (87)      (540)      (212)      (110)       (112)
        (52)       (16)       (27)       (29)       (48)       (29)       (15)         (4)
        361        386        460        231      1,457        780        105         141
       (157)       633        237        473     (1,519)     4,206       (294)        515
    --------   --------   --------   --------   --------   --------   --------   --------
        139      1,457        855        959        214      6,593       (182)        865
      5,454      3,997      3,356      2,397      9,323      2,730      3,141       2,276
    --------   --------   --------   --------   --------   --------   --------   --------
      5,593      5,454      4,211      3,356      9,537      9,323      2,959       3,141
    ========   ========   ========   ========   ========   ========   ========   ========
          4         17         17         13         60         69          6           9
         --         --         (1)        (1)        (3)        (7)        --          --
         (9)        --         (8)        --        (18)        --         (9)         --
         (2)        --         --         --         (5)        (5)        --          --
         (1)        --          9          5        (20)        (2)        --          --
    --------   --------   --------   --------   --------   --------   --------   --------
         (8)        17         17         17         14         55         (3)          9
         17         --         17         --         55         --          9          --
    --------   --------   --------   --------   --------   --------   --------   --------
          9         17         34         17         69         55          6           9
    ========   ========   ========   ========   ========   ========   ========   ========
         29         10         66          6        342        149         30          23
         (2)        --         (5)        --        (22)        (5)        (1)         --
         (1)        --         --         --         --         --         --          --
        120         14        336          8        906         73         51           2
         --         --         23         --        (83)       (10)        24         (21)
    --------   --------   --------   --------   --------   --------   --------   --------
        146         24        420         14      1,143        207        104           4
         24         --         14         --        207         --          4          --
    --------   --------   --------   --------   --------   --------   --------   --------
        170         24        434         14      1,350        207        108           4
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                                   CALVERT
                                                        ALGER AMERICAN             SOCIAL
                                                     SMALL CAPITALIZATION         BALANCED
                                                     ---------------------   -------------------
                                                       2001       2000(a)      2001     2000(a)
                                                     -------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       674       1,664         140        227
Units redeemed on surrenders.......................      (467)       (221)        (96)       (56)
Units redeemed on annuity and death benefits.......       (42)        (24)         (7)        (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       789         726         228        104
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (747)      2,449         (81)       231
                                                     --------    --------    --------   --------
  Net increase (decrease)..........................       207       4,594         184        497
Units outstanding, beginning of year...............     7,657       3,063       1,484        987
                                                     --------    --------    --------   --------
Units outstanding, end of year.....................     7,864       7,657       1,668      1,484
                                                     ========    ========    ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................       112          68           4         11
Units redeemed on surrenders.......................      (473)         (1)         (2)        --
Units redeemed on annuity and death benefits.......        (9)         --          (1)        --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (2)         (2)         --         --
Units issued (redeemed) on transfers between
  Investment Divisions.............................       390           4          (1)        --
                                                     --------    --------    --------   --------
  Net increase (decrease)..........................        18          69          --         11
Units outstanding, beginning of year...............        69          --          11         --
                                                     --------    --------    --------   --------
Units outstanding, end of year.....................        87          69          11         11
                                                     ========    ========    ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................       189          94          91         11
Units redeemed on surrenders.......................        (9)         (5)         (4)        --
Units redeemed on annuity and death benefits.......        (1)         --          --         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       641          52         133         10
Units issued (redeemed) on transfers between
  Investment Divisions.............................       (26)          1          (4)        (2)
                                                     --------    --------    --------   --------
  Net increase (decrease)..........................       794         142         216         19
Units outstanding, beginning of year...............       142          --          19         --
                                                     --------    --------    --------   --------
Units outstanding, end of year.....................       936         142         235         19
                                                     ========    ========    ========   ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


         FIDELITY              FIDELITY                                   JANUS ASPEN
            VIP                   VIP               JANUS ASPEN             SERIES
       CONTRAFUND(R)         EQUITY-INCOME            SERIES               WORLDWIDE
      (INITIAL CLASS)       (INITIAL CLASS)          BALANCED               GROWTH
    -------------------   -------------------   -------------------   -------------------
      2001     2000(a)      2001     2000(a)    2001(b)    2000(a)      2001     2000(a)
    -------------------------------------------------------------------------------------
       1,057     2,249       1,098      1,137     2,693      5,644      1,690       4,553
        (908)     (651)       (619)      (442)   (1,877)    (1,051)    (1,306)       (748)
        (125)      (67)       (123)       (54)     (314)      (154)      (153)       (102)
       1,246     1,280       1,112        533     2,976      2,184      1,916       1,451
      (1,093)    2,168         271        449    (1,041)     7,227     (2,256)      5,702
    --------   --------   --------   --------   --------   --------   --------   --------
         177     4,979       1,739      1,623     2,437     13,850       (109)     10,856
      16,983    12,004       9,762      8,139    30,425     16,575     23,672      12,816
    --------   --------   --------   --------   --------   --------   --------   --------
      17,160    16,983      11,501      9,762    32,862     30,425     23,563      23,672
    ========   ========   ========   ========   ========   ========   ========   ========
          69        45          25         24       160        157         81         135
          (8)       (1)         (3)        --       (29)        --        (89)         (8)
          --        --          (8)        --        (4)        --         (1)         --
          (1)       --          (1)        --        (5)        --          2          (2)
          (3)        2          13          3       (18)         3         39           2
    --------   --------   --------   --------   --------   --------   --------   --------
          57        46          26         27       104        160         32         127
          46        --          27         --       160         --        127          --
    --------   --------   --------   --------   --------   --------   --------   --------
         103        46          53         27       264        160        159         127
    ========   ========   ========   ========   ========   ========   ========   ========
         277       101         264         18       654        189        443         229
         (21)       --         (17)        --       (56)        (2)       (38)         (6)
          (1)       --          (6)        --       (12)        --        (10)         --
         737        47         946          8     2,037        106      1,103         106
         (42)       (1)         24         --       (42)         1       (101)          4
    --------   --------   --------   --------   --------   --------   --------   --------
         950       147       1,211         26     2,581        294      1,397         333
         147        --          26         --       294         --        333          --
    --------   --------   --------   --------   --------   --------   --------   --------
       1,097       147       1,237         26     2,875        294      1,730         333
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                     MFS(R) INVESTORS TRUST      MFS(R) RESEARCH
                                                             SERIES                  SERIES
                                                     -----------------------   -------------------
                                                        2001       2000(a)     2001(b)    2000(a)
                                                     ---------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................        318          457        458       1,163
Units redeemed on surrenders.......................       (168)         (84)      (235)        (86)
Units redeemed on annuity and death benefits.......        (33)         (18)       (39)        (16)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        537          291        984         598
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (46)         364       (365)      1,396
                                                      --------     --------    --------   --------
  Net increase (decrease)..........................        608        1,010        803       3,055
Units outstanding, beginning of year...............      2,695        1,685      4,054         999
                                                      --------     --------    --------   --------
Units outstanding, end of year.....................      3,303        2,695      4,857       4,054
                                                      ========     ========    ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         10           10         19          74
Units redeemed on surrenders.......................         (2)          --         (7)         (1)
Units redeemed on annuity and death benefits.......         --           --        (10)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         --           --        (16)         (8)
Units issued (redeemed) on transfers between
  Investment Divisions.............................         10            1          3           1
                                                      --------     --------    --------   --------
  Net increase (decrease)..........................         18           11        (11)         66
Units outstanding, beginning of year...............         11           --         66          --
                                                      --------     --------    --------   --------
Units outstanding, end of year.....................         29           11         55          66
                                                      ========     ========    ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................         87            7        136          96
Units redeemed on surrenders.......................        (10)          --        (11)         (4)
Units redeemed on annuity and death benefits.......         --           --         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        422           25        486          62
Units issued (redeemed) on transfers between
  Investment Divisions.............................         (9)          --         11          25
                                                      --------     --------    --------   --------
  Net increase (decrease)..........................        490           32        622         179
Units outstanding, beginning of year...............         32           --        179          --
                                                      --------     --------    --------   --------
Units outstanding, end of year.....................        522           32        801         179
                                                      ========     ========    ========   ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                       MORGAN STANLEY
        MFS(R)               UIF
      UTILITIES           EMERGING            T. ROWE PRICE
        SERIES         MARKETS EQUITY         EQUITY INCOME
    --------------   -------------------   -------------------
       2001(c)       2001(b)    2000(a)      2001     2000(a)
    ----------------------------------------------------------
              2          218        721       1,056        583
             --         (217)      (118)       (311)      (143)
             --          (20)       (11)        (43)       (17)
              2          254        233       1,026        331
             11         (421)       874       1,991        538
       --------      --------   --------   --------   --------
             15         (186)     1,699       3,719      1,292
             --        3,358      1,659       3,679      2,387
       --------      --------   --------   --------   --------
             15        3,172      3,358       7,398      3,679
       ========      ========   ========   ========   ========
             --           12          7          66          5
             --           (1)        (1)         (4)        --
             --           --         --          --         --
             --           --         --          (1)        --
             --        1,002         --           7          8
       --------      --------   --------   --------   --------
             --        1,013          6          68         13
             --            6         --          13         --
       --------      --------   --------   --------   --------
             --        1,019          6          81         13
       ========      ========   ========   ========   ========
             10           33          4         189          6
             --           (1)        --          (8)        --
             --           --         --          (7)        --
             18           60          3         640          6
              3          (10)        --          72         (3)
       --------      --------   --------   --------   --------
             31           82          7         886          9
             --            7         --           9         --
       --------      --------   --------   --------   --------
             31           89          7         895          9
       ========      ========   ========   ========   ========

--------------------------------------------------------------------------------


                                                           VAN ECK           AMSOUTH        AMSOUTH
                                                          WORLDWIDE         ENHANCED     INTERNATIONAL
                                                         HARD ASSETS         MARKET         EQUITY
                                                     -------------------   -----------   -------------
                                                       2001     2000(a)      2001(b)        2001(b)
                                                     -------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................        39        66           --             --
Units redeemed on surrenders.......................       (22)      (17)          --             --
Units redeemed on annuity and death benefits.......       (16)       (8)          --             --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        37        24           --             --
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (129)      188           --             --
                                                     --------   --------    --------       --------
  Net increase (decrease)..........................       (91)      253           --             --
Units outstanding, beginning of year...............       469       216           --             --
                                                     --------   --------    --------       --------
Units outstanding, end of year.....................       378       469           --             --
                                                     ========   ========    ========       ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        10         2           --             --
Units redeemed on surrenders.......................        --        --           --             --
Units redeemed on annuity and death benefits.......        --        --           --             --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        --        --           --             --
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (9)       --           --             --
                                                     --------   --------    --------       --------
  Net increase (decrease)..........................         1         2           --             --
Units outstanding, beginning of year...............         2        --           --             --
                                                     --------   --------    --------       --------
Units outstanding, end of year.....................         3         2           --             --
                                                     ========   ========    ========       ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        14        --           41              4
Units redeemed on surrenders.......................        (1)       --           (2)            --
Units redeemed on annuity and death benefits.......        --        --           --             --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        15        --           85             10
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (8)        5            3             --
                                                     --------   --------    --------       --------
  Net increase (decrease)..........................        20         5          127             14
Units outstanding, beginning of year...............         5        --           --             --
                                                     --------   --------    --------       --------
Units outstanding, end of year.....................        25         5          127             14
                                                     ========   ========    ========       ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                   DREYFUS IP         NEUBERGER
                                   TECHNOLOGY           BERMAN
      AMSOUTH       AMSOUTH          GROWTH          AMT MID-CAP
     LARGE CAP      MID CAP     (INITIAL SHARES)        GROWTH
    -----------   -----------   ----------------   ----------------
      2001(b)       2001(b)         2001(c)            2001(c)
    ---------------------------------------------------------------
           --            --               78                 11
           --            --               (3)                (1)
           --            --               (1)                --
           --            --               24                  8
           --            --              227                 30
     --------      --------         --------           --------
           --            --              325                 48
           --            --               --                 --
     --------      --------         --------           --------
           --            --              325                 48
     ========      ========         ========           ========
           --            --                1                 --
           --            --               --                 --
           --            --               --                 --
           --            --               --                 --
           --            --                1                 --
     --------      --------         --------           --------
           --            --                2                 --
           --            --               --                 --
     --------      --------         --------           --------
           --            --                2                 --
     ========      ========         ========           ========
           42            26               16                  4
           (2)           --               --                 --
           --            --               --                 --
          182            44               39                 13
           (6)           --                3                  1
     --------      --------         --------           --------
          216            70               58                 18
           --            --               --                 --
     --------      --------         --------           --------
          216            70               58                 18
     ========      ========         ========           ========

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                       CAPITAL APPRECIATION
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $553,783   $748,887   $657,329   $367,978   $186,437
Units Outstanding..................................      29,099     29,793     23,024     15,940     11,001
Unit Value.........................................    $  19.03   $  25.14   $  28.55   $  23.09   $  16.95
Total Return.......................................      (24.3%)    (12.0%)     23.7%      36.2%      21.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,333   $  1,171   $     --   $     --   $     --
Units Outstanding..................................         186        123         --         --         --
Unit Value.........................................    $   7.17   $   9.48   $     --   $     --   $     --
Total Return.......................................      (24.4%)     (5.2%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 11,161   $  1,817   $     --   $     --   $     --
Units Outstanding..................................       1,704        210         --         --         --
Unit Value.........................................    $   6.55   $   8.67   $     --   $     --   $     --
Total Return.......................................      (24.5%)    (13.3%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)


                                                                           MAINSTAY VP
                                                                            GOVERNMENT
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $115,641   $ 59,775   $ 60,001   $ 39,674   $ 12,687
Units Outstanding..................................       8,293      4,508      5,008      3,208      1,103
Unit Value.........................................    $  13.94   $  13.26   $  11.98   $  12.37   $  11.51
Total Return.......................................        5.1%      10.7%      (3.1%)      7.5%       7.9%
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.0%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,420   $    281   $     --   $     --   $     --
Units Outstanding..................................         128         27         --         --         --
Unit Value.........................................    $  11.13   $  10.60   $     --   $     --   $     --
Total Return.......................................        5.0%       6.0%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.9%

SERIES III POLICIES (c)
Net Assets.........................................    $  8,792   $     47   $     --   $     --   $     --
Units Outstanding..................................         798          5         --         --         --
Unit Value.........................................    $  11.01   $  10.49   $     --   $     --   $     --
Total Return.......................................        5.0%       5.0%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        9.1%

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                      CASH MANAGEMENT                                          CONVERTIBLE
    ----------------------------------------------------   ----------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000       1999       1998       1997
    -----------------------------------------------------------------------------------------------------------
    $260,067   $164,643   $294,243   $121,079   $ 47,593   $144,131   $125,337   $ 65,034   $ 38,111   $ 25,985
     205,310    133,091    248,786    105,842     43,157      9,385      7,873      3,826      3,139      2,205
    $   1.27   $   1.24   $   1.18   $   1.14   $   1.10   $  15.36   $  15.92   $  17.00   $  12.14   $  11.78
        2.4%       4.6%       3.4%       3.7%       4.0%      (3.5%)     (6.3%)     40.0%       3.0%      13.8%
        2.2%                                                   2.4%

    $ 16,214   $  4,180   $     --   $     --   $     --   $  1,733   $  1,356   $     --   $     --   $     --
      15,454      4,074         --         --         --        199        150         --         --         --
    $   1.05   $   1.03   $     --   $     --   $     --   $   8.71   $   9.04   $     --   $     --   $     --
        2.3%       2.6%         --         --         --      (3.7%)     (9.6%)        --         --         --
        1.9%                                                   2.3%

    $ 31,624   $  2,635   $     --   $     --   $     --   $  9,385   $    703   $     --   $     --   $     --
      30,376      2,586         --         --         --      1,125         81         --         --         --
    $   1.04   $   1.02   $     --   $     --   $     --   $   8.34   $   8.67   $     --   $     --   $     --
        2.1%       1.9%         --         --         --      (3.8%)     (1.3%)        --         --         --
        1.4%                                                   6.0%

                        MAINSTAY VP
                         HIGH YIELD                                           MAINSTAY VP
                       CORPORATE BOND                                    INTERNATIONAL EQUITY
    ----------------------------------------------------   -------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000      1999      1998      1997
    --------------------------------------------------------------------------------------------------------
    $426,004   $374,764   $400,993   $310,120   $203,336   $ 19,878   $ 23,737   $22,729   $15,136   $11,476
      28,228     25,693     25,509     21,960     14,577      1,537      1,556     1,204     1,012       932
    $  15.09   $  14.59   $  15.72   $  14.12   $  13.95   $  12.94   $  15.26   $ 18.88   $ 14.95   $ 12.32
        3.4%      (7.2%)     11.3%       1.2%      11.4%     (15.2%)    (19.2%)    26.3%     21.4%      3.7%
       10.7%                                                     --

    $  1,428   $    793   $     --   $     --   $     --   $    254   $    169   $    --   $    --   $    --
         149         85         --         --         --         32         18        --        --        --
    $   9.60   $   9.29   $     --   $     --   $     --   $   7.92   $   9.35   $    --   $    --   $    --
        3.3%      (7.1%)        --         --         --     (15.3%)     (6.5%)       --        --        --
       12.6%                                                  (1.0%)

    $ 15,118   $    498   $     --   $     --   $     --   $  1,063   $    111   $    --   $    --   $    --
       1,601         54         --         --         --        134         12        --        --        --
    $   9.44   $   9.15   $     --   $     --   $     --   $   7.95   $   9.40   $    --   $    --   $    --
        3.2%      (8.5%)        --         --         --     (15.4%)     (6.0%)       --        --        --
       27.1%                                                   0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                           TOTAL RETURN
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $296,704   $338,661   $305,978   $203,518   $111,216
Units Outstanding..................................      16,939     17,027     14,509     11,136      7,629
Unit Value.........................................    $  17.52   $  19.89   $  21.09   $  18.28   $  14.58
Total Return.......................................      (11.9%)     (5.7%)     15.4%      25.4%      16.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.1%

SERIES II POLICIES (b)
Net Assets.........................................    $  2,444   $  2,730   $     --   $     --   $     --
Units Outstanding..................................         302        297         --         --         --
Unit Value.........................................    $   8.09   $   9.20   $     --   $     --   $     --
Total Return.......................................      (12.1%)     (8.0%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.5%

SERIES III POLICIES (c)
Net Assets.........................................    $  5,557   $    495   $     --   $     --   $     --
Units Outstanding..................................         717         56         --         --         --
Unit Value.........................................    $   7.75   $   8.82   $     --   $     --   $     --
Total Return.......................................      (12.1%)    (11.8%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.6%


                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $359,198   $419,759   $317,273   $180,165   $ 87,211
Units Outstanding..................................      16,447     15,714     11,321      8,239      4,979
Unit Value.........................................    $  21.84   $  26.71   $  28.02   $  21.87   $  17.52
Total Return.......................................      (18.2%)     (4.7%)     28.2%      24.8%      25.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.7%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,763   $  1,300   $     --   $     --   $     --
Units Outstanding..................................         230        139         --         --         --
Unit Value.........................................    $   7.65   $   9.37   $     --   $     --   $     --
Total Return.......................................      (18.4%)     (6.3%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.8%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 15,827   $  1,542   $     --   $     --   $     --
Units Outstanding..................................       2,054        163         --         --         --
Unit Value.........................................    $   7.70   $   9.44   $     --   $     --   $     --
Total Return.......................................      (18.4%)     (5.6%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.2%)

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                          MAINSTAY VP
                           VALUE                                                 BOND
    ----------------------------------------------------   ------------------------------------------------
      2001       2000       1999       1998       1997       2001      2000      1999      1998      1997
    -------------------------------------------------------------------------------------------------------
    $213,977   $168,711   $165,397   $157,643   $120,622   $158,984   $85,728   $82,561   $61,788   $22,786
      11,482      8,963      9,782     10,004      7,236     11,339     6,588     6,871     4,993     1,981
    $  18.64   $  18.82   $  16.91   $  15.76   $  16.67   $  14.02   $ 13.01   $ 12.02   $ 12.37   $ 11.50
       (1.0%)     11.3%       7.3%      (5.5%)     21.2%       7.8%      8.3%     (2.9%)     7.6%      8.1%
        0.2%                                                   5.0%

    $    802   $    239   $     --   $     --   $     --   $  1,100   $   167   $    --   $    --   $    --
          73         22         --         --         --         96        16        --        --        --
    $  10.92   $  11.04   $     --   $     --   $     --   $  11.43   $ 10.62   $    --   $    --   $    --
       (1.1%)     10.4%         --         --         --       7.6%      6.2%        --        --        --
        0.7%                                                   4.6%

    $ 10,836   $     69   $     --   $     --   $     --   $  7,920   $   188   $    --   $    --   $    --
       1,037          7         --         --         --        706        18        --        --        --
    $  10.44   $  10.57   $     --   $     --   $     --   $  11.21   $ 10.43   $    --   $    --   $    --
       (1.2%)      5.7%         --         --         --       7.5%      4.3%        --        --        --
        2.3%                                                  11.7%

                                                           MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                        MAINSTAY VP                         SMALL CAP      EQUITY        MID CAP       MID CAP
                       INDEXED EQUITY                        GROWTH        INCOME        GROWTH         CORE
    ----------------------------------------------------   -----------   -----------   -----------   -----------
      2001       2000       1999       1998       1997        2001          2001          2001          2001
    ------------------------------------------------------------------------------------------------------------
    $647,391   $755,167   $684,701   $407,588   $182,709    $ 12,197       $17,502       $ 7,773       $ 6,859
      30,265     30,595     24,805     17,575      9,982       1,286         1,781           855           734
    $  21.39   $  24.68   $  27.60   $  23.19   $  18.30    $   9.48       $  9.83       $  9.09       $  9.35
      (13.3%)    (10.6%)     19.0%      26.7%      31.0%       (5.2%)        (1.7%)        (9.1%)        (6.5%)
       (0.4%)                                                  (1.4%)         0.2%         (1.4%)        (1.0%)

    $  1,826   $  1,266   $     --   $     --   $     --    $    268       $   109       $    55       $    --
         224        135         --         --         --          28            11             5            --
    $   8.14   $   9.40   $     --   $     --   $     --    $   9.76       $  9.78       $ 11.65       $ 10.00
      (13.4%)     (6.0%)        --         --         --       (2.4%)        (2.2%)        16.5%            --
       (0.4%)                                                  (1.6%)         0.9%         (1.6%)           --

    $ 16,799   $  1,988   $     --   $     --   $     --    $    786       $ 1,409       $   365       $   241
       2,120        217         --         --         --          83           141            39            25
    $   7.92   $   9.16   $     --   $     --   $     --    $   9.47       $  9.96       $  9.30       $  9.74
      (13.5%)     (8.4%)        --         --         --       (5.3%)        (0.4%)        (7.0%)        (2.6%)
        0.7%                                                   (1.6%)         1.6%         (1.6%)        (0.3%)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                    MAINSTAY VP
                                                                 AMERICAN CENTURY
                                                                  INCOME & GROWTH
                                                       -------------------------------------
                                                        2001      2000      1999      1998
                                                       -------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $55,929   $60,445   $50,328   $24,568
Units Outstanding..................................      5,593     5,454     3,997     2,263
Unit Value.........................................    $ 10.00   $ 11.08   $ 12.59   $ 10.86
Total Return.......................................      (9.8%)   (12.0%)    16.0%      8.6%
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.6%)

SERIES II POLICIES (b)
Net Assets.........................................    $    71   $   154   $    --   $    --
Units Outstanding..................................          9        17        --        --
Unit Value.........................................    $  8.29   $  9.21   $    --   $    --
Total Return.......................................     (10.0%)    (7.9%)       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.7%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 1,388   $   218   $    --   $    --
Units Outstanding..................................        170        24        --        --
Unit Value.........................................    $  8.15   $  9.05   $    --   $    --
Total Return.......................................      (9.9%)    (9.5%)       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................         --

                                                                            ALGER
                                                                          AMERICAN
                                                                            SMALL
                                                                       CAPITALIZATION
                                                       -----------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                       -----------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $66,445   $93,083   $51,860   $22,802   $11,141
Units Outstanding..................................      7,864     7,657     3,063     1,904     1,060
Unit Value.........................................    $  8.45   $ 12.16   $ 16.93   $ 11.97   $ 10.51
Total Return.......................................     (30.5%)   (28.2%)    41.4%     13.9%      9.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................      (1.4%)

SERIES II POLICIES (b)
Net Assets.........................................    $   514   $   588   $    --   $    --   $    --
Units Outstanding..................................         87        69        --        --        --
Unit Value.........................................    $  5.94   $  8.56   $    --   $    --   $    --
Total Return.......................................     (30.6%)   (14.4%)       --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (1.5%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 5,162   $ 1,125   $    --   $    --   $    --
Units Outstanding..................................        936       142        --        --        --
Unit Value.........................................    $  5.51   $  7.95   $    --   $    --   $    --
Total Return.......................................     (30.7%)   (20.5%)       --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (1.6%)

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                          MAINSTAY VP
                                                          EAGLE ASSET                              MAINSTAY VP
                 MAINSTAY VP                              MANAGEMENT                               LORD ABBETT
                   DREYFUS                                  GROWTH                                 DEVELOPING
             LARGE COMPANY VALUE                            EQUITY                                   GROWTH
    -------------------------------------   ---------------------------------------   -------------------------------------
     2001      2000      1999      1998       2001       2000      1999      1998      2001      2000      1999      1998
    -----------------------------------------------------------------------------------------------------------------------
    $44,680   $37,822   $25,701   $16,599   $132,751   $157,719   $52,015   $16,434   $25,662   $29,808   $27,072   $14,349
      4,211     3,356     2,397     1,629      9,537      9,323     2,730     1,408     2,959     3,141     2,276     1,573
    $ 10.61   $ 11.27   $ 10.72   $ 10.19   $  13.92   $  16.92   $ 19.06   $ 11.68   $  8.67   $  9.49   $ 11.89   $  9.12
      (5.9%)     5.1%      5.2%      1.9%     (17.7%)    (11.2%)    63.2%     16.8%     (8.6%)   (20.2%)    30.4%     (8.8%)
      (0.6%)                                   (1.4%)                                   (1.4%)

    $   336   $   178   $    --   $    --   $    537   $    528   $    --   $    --   $    52   $    85   $    --   $    --
         34        17        --        --         69         55        --        --         6         9        --        --
    $  9.86   $ 10.49   $    --   $    --   $   7.81   $   9.51   $    --   $    --   $  8.33   $  9.13   $    --   $    --
      (6.0%)     4.9%        --        --     (17.9%)     (4.9%)       --        --     (8.8%)    (8.7%)       --        --
      (0.7%)                                   (1.6%)                                   (1.6%)

    $ 4,231   $   147   $    --   $    --   $  9,015   $  1,686   $    --   $    --   $   906   $    40   $    --   $    --
        434        14        --        --      1,350        207        --        --       108         4        --        --
    $  9.74   $ 10.37   $    --   $    --   $   6.68   $   8.13   $    --   $    --   $  8.38   $  9.19   $    --   $    --
      (6.1%)     3.7%        --        --     (17.8%)    (18.7%)       --        --     (8.8%)    (8.1%)       --        --
       0.2%                                    (1.6%)                                   (1.6%)

                                                                          FIDELITY
                       CALVERT                                               VIP
                        SOCIAL                                          CONTRAFUND(R)
                       BALANCED                                        (INITIAL CLASS)
    ----------------------------------------------   ---------------------------------------------------
     2001      2000      1999      1998      1997      2001       2000       1999       1998      1997
    ----------------------------------------------------------------------------------------------------
    $27,380   $26,540   $18,487   $10,047   $4,160   $279,422   $319,564   $245,305   $117,113   $40,060
      1,668     1,484       987       594      282     17,160     16,983     12,004      7,022     3,079
    $ 16.41   $ 17.89   $ 18.72   $ 16.92   $14.76   $  16.28   $  18.82   $  20.44   $  16.68   $ 13.01
      (8.3%)    (4.5%)    10.7%     14.7%    18.4%     (13.5%)     (7.9%)     22.5%      28.2%     22.4%
       2.5%                                             (0.6%)

    $    98   $   103   $    --   $    --   $   --   $    883   $    452   $     --   $     --   $    --
         11        11        --        --       --        103         46         --         --        --
    $  8.57   $  9.36   $    --   $    --   $   --   $   8.58   $   9.93   $     --   $     --   $    --
      (8.4%)    (6.4%)       --        --       --     (13.6%)     (0.7%)        --         --        --
       2.0%                                             (1.0%)

    $ 1,957   $   177   $    --   $    --   $   --   $  9,054   $  1,410   $     --   $     --   $    --
        235        19        --        --       --      1,097        147         --         --        --
    $  8.34   $  9.10   $    --   $    --   $   --   $   8.26   $   9.56   $     --   $     --   $    --
      (8.4%)    (9.0%)       --        --       --     (13.6%)     (4.4%)        --         --        --
       5.7%                                             (1.3%)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             FIDELITY
                                                                               VIP
                                                                          EQUITY-INCOME
                                                                         (INITIAL CLASS)
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $175,541   $158,987   $123,982   $ 84,984   $ 29,915
Units Outstanding..................................      11,501      9,762      8,139      5,850      2,267
Unit Value.........................................    $  15.26   $  16.29   $  15.23   $  14.53   $  13.20
Total Return.......................................       (6.3%)      6.9%       4.9%      10.1%      26.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $    529   $    286   $     --   $     --   $     --
Units Outstanding..................................          53         27         --         --         --
Unit Value.........................................    $   9.97   $  10.65   $     --   $     --   $     --
Total Return.......................................       (6.4%)      6.5%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.3%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 12,157   $    275   $     --   $     --   $     --
Units Outstanding..................................       1,237         26         --         --         --
Unit Value.........................................    $   9.83   $  10.51   $     --   $     --   $     --
Total Return.......................................       (6.5%)      5.1%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)

                                                                        MFS(R)
                                                                       INVESTORS
                                                                         TRUST
                                                                        SERIES
                                                       -----------------------------------------
                                                         2001       2000       1999       1998
                                                       -----------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 29,963   $ 29,503   $ 18,732   $  4,598
Units Outstanding..................................       3,303      2,695      1,685        435
Unit Value.........................................    $   9.07   $  10.95   $  11.12   $  10.57
Total Return.......................................      (17.2%)     (1.5%)      5.2%       5.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.9%)

SERIES II POLICIES (b)
Net Assets.........................................    $    231   $    102   $     --   $     --
Units Outstanding..................................          29         11         --         --
Unit Value.........................................    $   8.07   $   9.75   $     --   $     --
Total Return.......................................      (17.2%)     (2.5%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.2%)

SERIES III POLICIES (c)
Net Assets.........................................    $  4,146   $    305   $     --   $     --
Units Outstanding..................................         522         32         --         --
Unit Value.........................................    $   7.94   $   9.60   $     --   $     --
Total Return.......................................      (17.3%)     (4.0%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                               JANUS ASPEN
                        JANUS ASPEN                                               SERIES
                           SERIES                                               WORLDWIDE
                          BALANCED                                                GROWTH
    ----------------------------------------------------   ----------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000       1999       1998       1997
    -----------------------------------------------------------------------------------------------------------
    $607,299   $598,090   $338,125   $104,735   $ 25,175   $385,523   $506,390   $329,694   $124,614   $ 54,807
      32,862     30,425     16,575      6,418      2,043     23,563     23,672     12,816      7,855      4,392
    $  18.48   $  19.66   $  20.40   $  16.32   $  12.32   $  16.36   $  21.39   $  25.73   $  15.86   $  12.48
       (6.0%)     (3.6%)     25.0%      32.4%      20.4%     (23.5%)    (16.8%)     62.2%      27.1%      20.4%
        1.3%                                                  (0.9%)

    $  2,538   $  1,636   $     --   $     --   $     --   $  1,111   $  1,165   $     --   $     --   $     --
         264        160         --         --         --        159        127         --         --         --
    $   9.61   $  10.24   $     --   $     --   $     --   $   7.00   $   9.16   $     --   $     --   $     --
       (6.2%)      2.4%         --         --         --     (23.6%)     (8.4%)        --         --         --
        1.4%                                                  (1.1%)

    $ 26,039   $  2,842   $     --   $     --   $     --   $ 11,124   $  2,806   $     --   $     --   $     --
       2,875        294         --         --         --      1,730        333         --         --         --
    $   9.06   $   9.65   $     --   $     --   $     --   $   6.43   $   8.42   $     --   $     --   $     --
       (6.1%)     (3.5%)        --         --         --     (23.6%)    (15.8%)        --         --         --
        2.4%                                                  (0.9%)

                                                                               MORGAN STANLEY
                     MFS(R)                      MFS(R)                             UIF
                    RESEARCH                    UTILITIES                     EMERGING MARKETS
                     SERIES                      SERIES                            EQUITY
    -----------------------------------------   ---------   ----------------------------------------------------
      2001       2000       1999       1998       2001        2001       2000       1999       1998       1997
    ------------------------------------------------------------------------------------------------------------
    $ 46,896   $ 50,417   $ 13,236   $  2,729   $    135    $ 25,016   $ 28,721   $ 23,677   $  6,216   $  8,180
       4,857      4,054        999        252         15       3,172      3,358      1,659        841        827
    $   9.66   $  12.44   $  13.25   $  10.83   $   8.83    $   7.89   $   8.55   $  14.27   $   7.40   $   9.89
      (22.4%)     (6.2%)     22.3%       8.3%     (11.7%)      (7.7%)    (40.1%)     93.0%     (25.2%)     (1.1%)
       (1.4%)                                      (1.4%)      (1.4%)

    $    376   $    586   $     --   $     --   $     --    $  5,828   $     38   $     --   $     --   $     --
          55         66         --         --         --       1,019          6         --         --         --
    $   6.87   $   8.86   $     --   $     --   $  10.43    $   5.72   $   6.21   $     --   $     --   $     --
      (22.5%)    (11.4%)        --         --       4.3%       (7.9%)    (37.9%)        --         --         --
       (1.5%)                                      (1.6%)      (1.6%)

    $  5,269   $  1,516   $     --   $     --   $    258    $    594   $     54   $     --   $     --   $     --
         801        179         --         --         31          89          7         --         --         --
    $   6.58   $   8.49   $     --   $     --   $   8.35    $   6.64   $   7.22   $     --   $     --   $     --
      (22.5%)    (15.1%)        --         --     (16.5%)      (8.0%)    (27.8%)        --         --         --
       (1.6%)                                      (1.6%)      (1.6%)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                        T. ROWE PRICE
                                                                           EQUITY
                                                                           INCOME
                                                            -------------------------------------
                                                             2001      2000      1999      1998
                                                            -------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................    $85,476   $42,484   $24,724   $10,082
Units Outstanding.......................................     7,398      3,679    2,387        995
Unit Value..............................................    $11.55    $ 11.55   $10.36    $ 10.13
Total Return............................................        --      11.5%     2.3%       1.3%
Ratio of Net Investment Income to Average Net Assets....      0.2%

SERIES II POLICIES (b)
Net Assets..............................................    $  902    $   146   $   --    $    --
Units Outstanding.......................................        81         13       --         --
Unit Value..............................................    $11.07    $ 11.08   $   --    $    --
Total Return............................................        --      10.8%       --         --
Ratio of Net Investment Income to Average Net Assets....        --

SERIES III POLICIES (c)
Net Assets..............................................    $9,712    $    98   $   --    $    --
Units Outstanding.......................................       895          9       --         --
Unit Value..............................................    $10.85    $ 10.86   $   --    $    --
Total Return............................................        --       8.6%       --         --
Ratio of Net Investment Income to Average Net Assets....      0.3%

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                                                   NEUBERGER
                   VAN ECK                                                                         DREYFUS IP       BERMAN
                  WORLDWIDE                   AMSOUTH        AMSOUTH       AMSOUTH                 TECHNOLOGY         AMT
                    HARD                     ENHANCED     INTERNATIONAL     LARGE     AMSOUTH        GROWTH         MID-CAP
                   ASSETS                     MARKET         EQUITY          CAP      MID CAP   (INITIAL SHARES)    GROWTH
    -------------------------------------   -----------   -------------   ---------   -------   ----------------   ---------
     2001      2000      1999      1998        2001           2001          2001       2001           2001           2001
    ------------------------------------------------------------------------------------------------------------------------
    $3,510    $4,929    $2,066    $  424      $   --         $   --        $    --    $   --         $3,197         $  464
       378       469       216        53          --             --             --        --            325             48
    $ 9.28    $10.51    $ 9.57    $ 8.02      $   --         $   --        $    --    $   --         $ 9.84         $ 9.64
    (11.7%)     9.9%     19.3%    (19.8%)         --             --             --        --          (1.6%)         (3.6%)
        --                                        --             --             --        --          (1.4%)         (1.4%)

    $   29    $   25    $   --    $   --      $   --         $   --        $    --    $   --         $   23         $    1
         3         2        --        --          --             --             --        --              2             --
    $ 9.24    $10.48    $   --    $   --      $   --         $   --        $    --    $   --         $12.03         $ 9.98
    (11.8%)     4.8%        --        --          --             --             --        --          20.3%          (0.2%)
      2.2%                                        --             --             --        --          (1.6%)         (1.6%)

    $  238    $   53    $   --    $   --      $1,112         $  116        $ 1,883    $  515         $  587         $  184
        25         5        --        --         127             14            216        70             58             18
    $ 9.37    $10.63    $   --    $   --      $ 8.75         $ 8.16        $  8.72    $ 7.38         $10.03         $10.05
    (11.9%)     6.3%        --        --      (12.5%)        (18.4%)        (12.8%)   (26.2%)          0.3%           0.5%
     (0.5%)                                    (1.5%)         (1.6%)         (1.6%)    (1.6%)         (1.6%)         (1.6%)

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly known as Calvert Socially Responsible), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly known as MFS(R) Growth with Income Series), MFS(R) Research Series, MFS(R) Utilities Series, Morgan Stanley UIF Emerging Markets Equity (formerly known as Morgan Stanley Dean Witter Emerging Markets Equity), T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Dreyfus IP Technology Growth (Initial Shares), and Neuberger Berman AMT Mid-Cap Growth Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2001       2000
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $19,657    $14,993
  Held to maturity, at amortized cost                              --        627
Equity securities                                                  95        126
Mortgage loans                                                  2,138      1,993
Policy loans                                                      575        544
Other investments                                                 917        260
                                                              -------    -------
     Total investments                                         23,382     18,543

Cash and cash equivalents                                         790        767
Deferred policy acquisition costs                               1,887      1,660
Other assets                                                      518        439
Separate account assets                                        10,418     10,981
                                                              -------    -------
     Total assets                                             $36,995    $32,390
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $20,949    $17,450
Future policy benefits                                            678        492
Policy claims                                                     107         73
Deferred taxes                                                    187         87
Other liabilities                                               1,990      1,151
Separate account liabilities                                   10,339     10,942
                                                              -------    -------
     Total liabilities                                         34,250     30,195
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        780        480
Accumulated other comprehensive income (loss)                     104        (31)
Retained earnings                                               1,836      1,721
                                                              -------    -------
     Total stockholder's equity                                 2,745      2,195
                                                              -------    -------
     Total liabilities and stockholder's equity               $36,995    $32,390
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  235    $  144    $   79
  Annuity and universal life fees                                509       530       442
  Net investment income                                        1,452     1,315     1,180
  Net investment gains (losses)                                  (50)      (39)       12
  Other income                                                     9        10        18
                                                              ------    ------    ------
     Total revenues                                            2,155     1,960     1,731
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,133       971       858
  Policyholder benefits                                          354       330       182
  Operating expenses                                             536       503       402
                                                              ------    ------    ------
     Total expenses                                            2,023     1,804     1,442
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        132       156       289
Income tax expense                                                31        53       113
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      101       103       176
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            14
                                                              ------    ------    ------
NET INCOME                                                    $  115    $  103    $  176
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 1999                      $25         $480        $1,442         $ 201           $2,148
Comprehensive loss:
  Net Income                                                               176                            176
     Other comprehensive loss, net of tax:
       Unrealized investment losses, net of
          related offsets, reclassification
          adjustments and income taxes                                                  (392)            (392)
                                                                                                       ------
Total comprehensive loss                                                                                 (216)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 1999                     25          480         1,618          (191)           1,932
Comprehensive income:
  Net income                                                               103                            103
  Other comprehensive income, net of tax:
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                    $25         $780        $1,836         $ 104           $2,745
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2001        2000       1999
                                                              --------    --------    -------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    115    $    103    $   176
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (36)        (21)        (3)
     Net capitalization of deferred policy acquisition costs      (380)       (304)      (298)
     Annuity and universal life fees                              (227)       (233)      (215)
     Interest credited to policyholders' account balances        1,133         971        858
     Net realized investment losses (gains)                         50          39        (13)
     Deferred income taxes                                          21          54         57
     Cumulative effect of a change in accounting principle         (14)         --         --
     (Increase) decrease in:
       Net separate accounts (assets) liabilities                  (35)         22          1
       Other assets and other liabilities                           98         (64)       (92)
     Increase in:
       Policy claims                                                34           4          9
       Future policy benefits                                      186         147         41
                                                              --------    --------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                945         718        521
                                                              --------    --------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                28,757       8,161      3,981
     Maturity of available for sale fixed maturities             1,902       1,497      1,505
     Maturity of held to maturity fixed maturities                  --          73        121
     Sale of equity securities                                     109          74        170
     Repayment of mortgage loans                                   322         354        227
     Sale of other investments                                      58          65         62
  Cost of:
     Available for sale fixed maturities acquired              (33,811)    (11,031)    (6,679)
     Held to maturity fixed maturities acquired                     --         (17)       (75)
     Equity securities acquired                                   (112)       (113)      (152)
     Mortgage loans acquired                                      (469)       (439)      (451)
     Other investments acquired                                   (715)       (216)       (13)
  Policy loans (net)                                               (32)        (33)       (21)
  Increase (decrease) in loaned securities                          23         422       (222)
  Securities sold under agreements to repurchase (net)             153        (488)       480
                                                              --------    --------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,815)     (1,691)    (1,067)
                                                              --------    --------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    4,525       2,000      2,016
     Withdrawals                                                (1,396)     (1,026)    (1,154)
     Net transfers from (to) the separate accounts                (536)       (318)      (181)
  Capital contribution received from parent                        300          --         --
                                                              --------    --------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              2,893         656        681
                                                              --------    --------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (3)         4
                                                              --------    --------    -------
Net increase (decrease) in cash and cash equivalents                23        (320)       139
                                                              --------    --------    -------
Cash and cash equivalents, beginning of year                       767       1,087        948
                                                              --------    --------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    790    $    767    $ 1,087
                                                              ========    ========    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2001, 2000 AND 1999

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force and the agency force of Taiwan. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

     Equity securities are carried at fair value with related unrealized gains and losses reflected in other comprehensive income, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets.

     Mortgage loans on real estate are carried at unpaid principal balances, net of valuation allowances, and are secured. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral.

     Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, which are carried on the equity method of accounting.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments are accounted for at fair market value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax for current and prior years.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2001 and 2000, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2001                       2000
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   628      $   639       $   712      $   710
Due after one year through five years                   3,736        3,838         2,915        2,906
Due after five years through ten years                  5,060        5,088         2,464        2,408
Due after ten years                                     3,267        3,277         2,841        2,707
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,047        1,085           956          990
  Other mortgage-backed securities                      4,337        4,415         4,153        4,225
  Other asset-backed securities                         1,307        1,315         1,033        1,047
                                                      -------      -------       -------      -------
     Total Available for Sale                         $19,382      $19,657       $15,074      $14,993
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)


                                                                                         2000
                                                                                -----------------------
                                                                                AMORTIZED    ESTIMATED
HELD TO MATURITY                                                                  COST       FAIR VALUE
----------------                                                                ---------    ----------
Due in one year or less                                                           $ 49          $ 49
Due after one year through five years                                              213           298
Due after five years through ten years                                             171           170
Due after ten years                                                                179           179
Asset-backed securities                                                             15            15
                                                                                  ----          ----
     Total Held to Maturity                                                       $627          $711
                                                                                  ====          ====

     At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                            2001
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                        274          20            --            294
Foreign Governments                                       110           3             1            112
Corporate                                              12,581         380           231         12,730
Other mortgage-backed securities                        4,337         100            22          4,415
Other asset-backed securities                           1,307          30            22          1,315
                                                      -------        ----          ----        -------
     Total Available for Sale                         $19,382        $555          $280        $19,657
                                                      =======        ====          ====        =======

                                                                            2000
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                        221          12             1            232
Foreign Governments                                        51           1            --             52
Corporate                                               8,881         146           348          8,679
Other mortgage-backed securities                        4,153          88            16          4,225
Other asset-backed securities                           1,033          24            10          1,047
                                                      -------        ----          ----        -------
     Total Available for Sale                         $15,074        $295          $376        $14,993
                                                      =======        ====          ====        =======
HELD TO MATURITY
----------------
Corporate                                             $   612        $ 92          $  8        $   696
Other                                                      15          --            --             15
                                                      -------        ----          ----        -------
     Total Held to Maturity                           $   627        $ 92          $  8        $   711
                                                      =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2001    $103       $ 6           $14           $ 95
  2000    $124       $14           $12           $126

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2001 and 2000 is estimated to be $2,227 million and $2,046 million, respectively. Fair market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2001 and 2000, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $27 million and $54 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at both December 31, 2001 and 2000. There were no specific provisions for losses as of December 31, 2001 and 2000.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2001 and 2000, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2001        2000
                                                 --------    --------
Property Type:
  Office buildings                                $  776      $  809
  Retail                                             394         396
  Apartments                                         194         167
  Residential                                        494         369
  Other                                              280         252
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======
Geographic Region:
  Central                                         $  573      $  565
  Pacific                                            329         268
  Middle Atlantic                                    469         469
  South Atlantic                                     528         512
  New England                                        170         145
  Other                                               69          34
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======

OTHER INVESTMENTS

     Other investments consist primarily of an investment in a limited liability company, limited partnership interests in real estate, as well as directly owned investments in real estate. The components of other investments as of December 31, 2001 and 2000 were as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Limited liability company                                     $873    $185
Limited partnerships                                            22      38
Real estate                                                     18      34
Other                                                            4       3
                                                              ----    ----
     Total other investments                                  $917    $260
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS -- (CONTINUED)

     Accumulated depreciation on real estate at December 31, 2001 and 2000, was $5 million and $8 million, respectively. Depreciation expense totaled $1 million in 2001, $1 million in 2000 and $3 million in 1999.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $14 million and $13 million at December 31, 2001 and 2000, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2001, 2000 and 1999, are as follows (in millions):

                                                 2001      2000      1999
                                                ------    ------    ------
Fixed maturities                                $1,238    $1,121    $1,013
Equity securities                                    6         7        10
Mortgage loans                                     155       147       134
Policy loans                                        47        46        41
Other investments                                   45        26        33
                                                ------    ------    ------
  Gross investment income                        1,491     1,347     1,231
Investment expenses                                (39)      (32)      (51)
                                                ------    ------    ------
     Net investment income                      $1,452    $1,315    $1,180
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2001, 2000 and 1999, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                2001                           2000                           1999
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                      $163               $(217)      $ 80               $(157)      $ 64                $(87)
Equity securities                       11                  (9)        17                  (7)        34                  (8)
Mortgage loans                          --                  (1)         8                  (1)         4                  --
Derivative instruments                   1                  (7)        --                  --         --                  --
Other investments                       10                  (1)        25                  (4)         7                  (2)
                                      ----               -----       ----               -----       ----                ----
     Subtotal                         $185               $(235)      $130               $(169)      $109                $(97)
                                      ====               =====       ====               =====       ====                ====
Total net investment gains (losses)             $(50)                          $(39)                          $12
                                                ====                           ====                           ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, 2001, 2000 and 1999 are as follows (in millions):

                                                             2001    2000     1999
                                                             ----    -----    -----
Net unrealized investments gains (losses), beginning of the
  year                                                       $(31)   $(191)   $ 201
                                                             ----    -----    -----
Cumulative effect of a change in accounting principle          (2)      --       --
                                                             ----    -----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                      172      220     (612)
     Less: Reclassification adjustments for gains (losses)
       included in net income                                 (64)     (41)       1
                                                             ----    -----    -----
     Change in net unrealized investment gains (losses),
       net of adjustments                                     236      261     (613)
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                            --       (3)      (7)
     Deferred policy acquisition costs                        (99)     (98)     228
                                                             ----    -----    -----
Change in net unrealized investment gains (losses)            137      160     (392)
                                                             ----    -----    -----
Net unrealized investment gains (losses), end of year        $104    $ (31)   $(191)
                                                             ====    =====    =====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $93 million, $118 million and $(330) million for the years ended December 31, 2001, 2000 and 1999, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax benefit of $34 million, $22 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax benefit of $2 million and $3 million for the years ended December 31, 2000 and 1999, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $(53) million, $(53) million and $122 million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2001 and 2000, was $10,247 million and $7,944 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $67 million and $40 million at December 31, 2001 and 2000, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2001, 2000 and 1999 is as follows (in millions):

                                                              2001      2000      1999
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,630    $1,326    $1,028
Current year additions                                          558       444       372
Amortized during year                                          (179)     (140)      (74)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               2,009     1,630     1,326
Adjustment for unrealized gains (losses) on investments        (122)       30       181
                                                             ------    ------    ------
Balance at end of year                                       $1,887    $1,660    $1,507
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                          2001    2000    1999
                                                          ----    ----    ----
Current:
  Federal before prior years adjustment                   $ 32    $ 15    $ 56
  Prior years adjustment                                   (24)    (18)     (4)
  State and local                                            2       2       4
                                                          ----    ----    ----
                                                            10      (1)     56
                                                          ====    ====    ====
Deferred:
  Federal                                                   21      54      57
                                                          ----    ----    ----
Net income tax expense                                    $ 31    $ 53    $113
                                                          ====    ====    ====

     The components of the net deferred tax liability as of December 31, 2001 and 2000 are as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $358    $303
  Employee and agents benefits                                  57      53
                                                              ----    ----
     Gross deferred tax assets                                 415     356
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            513     406
  Investments                                                   63      13
  Other                                                         26      24
                                                              ----    ----
     Gross deferred tax liabilities                            602     443
                                                              ----    ----
       Net deferred tax liability                             $187    $ 87
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2001, 2000 and 1999:

                                                            2001     2000     1999
                                                           ------    -----    -----
Statutory federal income tax rate                            35.0%    35.0%    35.0%
Current year equity base tax                                 12.5     13.6      5.9
True down of prior year equity base tax                     (20.1)    (9.2)      --
Tax exempt income                                            (4.9)    (4.2)    (1.4)
Other                                                         0.9     (1.2)    (0.4)
                                                           ------    -----    -----
Effective tax rate                                           23.4%    34.0%    39.1%
                                                           ======    =====    =====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This law requires a "tax holiday" related to the Company's equity base tax for the three year period beginning 2001. The Company has accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount will be reflected as an adjustment to current income taxes incurred in 2002.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies. Under the affiliated agreements included in the accompanying Statement of Income are $2 million, $2.3 million and $1.5 million of ceded premiums at December 31, 2001, 2000 and 1999, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include foreign exchange forward contracts, foreign currency options, equity total return swaps, interest rate swaps, commodity swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cashflow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2001, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There are no cashflow hedges of forecasted transactions as of December 31, 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2001 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2001, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $829 million and $755 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The market value of securities

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED)

loaned is monitored on a daily basis with additional collateral obtained as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2001 of $284 million ($132 million at December 31,
2000) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $458 million for the year ended December 31, 2001 ($476 million for 2000 and $393 million for 1999) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $10 million for its share of the net periodic post-retirement benefits expense in 2001 ($7 million and $12 million in 2000 and 1999, respectively) and $(6) million for the post-employment benefits expense in 2001 ($2 million in 2000 and $3 million in 1999) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     For the year ended December 31, 2001, NYLIAC recorded annuity and universal life fees of $8 million from New York Life Investment Management, LLC, a wholly owned subsidiary of New York Life for administration and advisory fees.

     At December 31, 2001 and 2000, NYLIAC had a net liability of $157 million and $111 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 2001, NYLIAC received a capital contribution in the amount of $300 million from its parent company, New York Life.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 NYLIAC sold a Corporate Owned Life (COLI) policy to New York Life for $180 million in premiums. This policy was sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $20 million, $8 million, and $52 million during 2001, 2000 and 1999, respectively.

     Total interest paid was $21 million, $12 million and $30 million during 2001, 2000 and 1999, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)

statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2001 and 2000, statutory stockholder's equity was $1,335 million and $1,098 million, respectively. Statutory net income/(loss) for the years ended December 31, 2001, 2000 and 1999 was $(82.6) million, $0.4 million and $63 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2001, 2000 and 1999.

     As of December 31, 2001, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $530 million. The maximum amount of dividends which may be paid in 2002 without prior approval is $133 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2002

                          PROSPECTUS DATED MAY 1, 2002

                                      FOR

                     MAINSTAY PREMIUM PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

    This Prospectus describes the individual flexible premium MainStay Premium Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments commence, and a guaranteed death benefit if the owner or Annuitant dies before income payments have commenced.

    NYLIAC will apply a credit to your premium payments. (See "CREDIT.") Fees and charges for a policy with a credit may be higher than those for other policies, and over time, the amount of the credit may be more than offset by those higher charges.

    NYLIAC is offering in the states of Alabama, Maryland, Massachusetts, New Jersey, New York, Oregon, South Carolina, and Washington an individual single premium version of the MainStay Premium Plus Variable Annuity policies. Appendix 1 to this Prospectus modifies the May 1, 2002 Prospectus for the policies to describe the single premium version of the policies. The principal differences between the single premium version and the flexible premium version of the policies are as follows. Under the single premium policies:

    (1) You can only make one premium payment;

    (2) There is a lower surrender charge; and

    (3) The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies.

    Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among a Fixed Account, a Fixed Account option specifically for the Dollar Cost Averaging Advantage Plan and up to 18 of the 31 Investment Divisions listed below.

  -    MainStay VP Bond
  -    MainStay VP Capital Appreciation
  -    MainStay VP Cash Management
  -    MainStay VP Convertible
  -    MainStay VP Equity Income
  -    MainStay VP Government
  -    MainStay VP Growth Equity
  -    MainStay VP High Yield Corporate Bond
  -    MainStay VP Indexed Equity
  -    MainStay VP International Equity
  -    MainStay VP Small Cap Growth
  -    MainStay VP Total Return
  -    MainStay VP Value
  -    MainStay VP American Century Income & Growth
  -    MainStay VP Dreyfus Large Company Value
  -    MainStay VP Eagle Asset Management Growth Equity
  -    MainStay VP Lord Abbett Developing Growth
  -    Alger American Small Capitalization
  -    Calvert Social Balanced
  -    Dreyfus IP Technology Growth (Initial Shares)
  -    Fidelity VIP Contrafund(R) (Initial Class)
  -    Fidelity VIP Equity-Income (Initial Class)
  -    Janus Aspen Series Balanced
  -    Janus Aspen Series Worldwide Growth
  -    MFS(R) Investors Trust Series
  -    MFS(R) Research Series
  -    MFS(R) Utilities Series
  -    Neuberger Berman AMT Mid-Cap Growth
  -    T. Rowe Price Equity Income
  -    Van Eck Worldwide Hard Assets
  -    Van Kampen UIF Emerging Markets Equity
       (formerly known as Morgan Stanley UIF Emerging
       Markets Equity)

    We do not guarantee the investment performance of these Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

    You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless accompanied by prospectuses for the MainStay VP Series Fund, Inc., the Alger American Fund, the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Fidelity Variable Insurance Products Fund (VIP), the Janus Aspen Series, the MFS(R) Variable Insurance Trust(sm), the Neuberger Berman Advisers Management Trust, the Universal Institutional Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust (the "Funds", each individually a "Fund"). Each Investment Division invests in shares of a corresponding Fund portfolio. Please contact us at (800) 762-6212 or your registered representative if you do not have the accompanying book of underlying fund prospectuses.

    To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2002. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 762-6212 or write to us at the address above.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
FEE TABLE..............................    5
QUESTIONS AND ANSWERS ABOUT MAINSTAY
  PREMIUM PLUS VARIABLE ANNUITY........   10
FINANCIAL STATEMENTS...................   17
CONDENSED FINANCIAL INFORMATION........   18
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   19
  New York Life Insurance and Annuity
     Corporation.......................   19
  The Separate Account.................   19
  The Portfolios.......................   19
  Additions, Deletions or Substitutions
     of Investments....................   20
  Reinvestment.........................   21
THE POLICIES...........................   21
  Selecting the Variable Annuity That's
     Right for You.....................   21
  Qualified and Non-Qualified
     Policies..........................   22
  Policy Application and Premium
     Payments..........................   23
  Payments Returned for Insufficient
     Funds.............................   24
  Credit...............................   24
  Your Right to Cancel ("Free Look")...   25
  Issue Ages...........................   25
  Transfers............................   25
     (a) Limits on Transfers...........   25
  Procedures for Telephone
     Transactions......................   26
  Dollar Cost Averaging (DCA)
     Programs..........................   26
     (a) Traditional Dollar Cost
          Averaging....................   26
     (b) The DCA Advantage Plan........   27
  Automatic Asset Reallocation.........   28
  Interest Sweep.......................   28
  Accumulation Period..................   28
     (a) Crediting of Premium
          Payments.....................   28
     (b) Valuation of Accumulation
          Units........................   29
  Riders...............................   29
     (a) Living Needs Benefit Rider....   29
     (b) Unemployment Benefit Rider....   29
     (c) Investment Protection Plan
          Rider........................   29
     (d) Enhanced Beneficiary Benefit
          Rider........................   31
     (e) Enhanced Spousal Continuance
          Rider........................   32
  Policy Owner Inquiries...............   33
  Records and Reports..................   33
CHARGES AND DEDUCTIONS.................   33
  Surrender Charges....................   33
  Amount of Surrender Charge...........   33

                                         PAGE
                                         ----
  Exceptions to Surrender Charges......   34
  Other Charges........................   34
     (a)  Separate Account Charge......   34
     (b) Policy Service Charge.........   34
     (c)  Investment Protection Plan
           Rider Charge................   34
     (d) Rider Risk Charge
       Adjustment......................   35
     (e)  Enhanced Beneficiary Benefit
           Rider Charge................   35
     (f)  Fund Charges.................   35
     (g) Transfer Fees.................   35
  Group and Sponsored Arrangements.....   35
  Taxes................................   36
DISTRIBUTIONS UNDER THE POLICY.........   36
  Surrenders and Withdrawals...........   36
     (a) Surrenders....................   36
     (b) Partial Withdrawals...........   36
     (c) Periodic Partial
          Withdrawals..................   37
     (d) Hardship Withdrawals..........   37
  Required Minimum Distribution
      Option...........................   37
  Our Right to Cancel..................   37
  Annuity Commencement Date............   37
  Death Before Annuity Commencement....   38
  Income Payments......................   39
     (a) Election of Income Payment
          Options......................   39
     (b) Proof of Survivorship.........   39
  Delay of Payments....................   40
  Designation of Beneficiary...........   40
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   40
  Loans................................   40
THE FIXED ACCOUNT......................   41
     (a) Interest Crediting............   41
     (b) Transfers to Investment
          Divisions....................   41
THE DCA ADVANTAGE PLAN ACCOUNT.........   42
FEDERAL TAX MATTERS....................   42
  Introduction.........................   42
  Taxation of Annuities in General.....   42
  Qualified Plans......................   43
     (a) Section 403(a) Plans..........   44
     (b) Section 403(b) Plans..........   44
     (c)  Individual Retirement
           Annuities...................   44
     (d) Roth Individual Retirement
          Annuities....................   44
     (e) Inherited IRAs................   44
     (f)  Deferred Compensation
       Plans...........................   44
DISTRIBUTOR OF THE POLICIES............   44
VOTING RIGHTS..........................   45
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   46

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Accumulation Value, and the DCA Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

CREDIT--An amount we will apply to your Accumulation Value at the time of your premium payment(s). The Credit is calculated as a percentage of each premium payment and will never be less than 2 percent (the "Credit Rate"). The Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Credit Rate schedule as of the date of this prospectus is described in the section entitled "Credit." With notice to you, in our sole discretion, we may change both the Credit Rates and the total premium payment brackets applicable to future premium payments under this policy.(1)

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNT--The 6-month DCA account used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Account.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments and any Credits allocated to the DCA Advantage Plan Account, plus interest credited on those premium payments and any Credits, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and any Credits and transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Credits and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charge deducted from the Fixed Account.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

---------------

(1) For single premium policies, this definition is modified as indicated in Appendix 1 of this Prospectus.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.(2)

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

---------------

(2) For single premium policies, this definition is modified as indicated in Appendix 1 of this Prospectus.

                                  FEE TABLE(1)
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                      MAINSTAY VP    MAINSTAY VP                 MAINSTAY VP                 MAINSTAY VP
                        MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP     EQUITY      MAINSTAY VP     GROWTH
                           BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE     INCOME      GOVERNMENT      EQUITY
                        -----------   ------------   -----------   -----------   -----------   -----------   -----------
OWNER TRANSACTION
  EXPENSES
  Surrender             8% during Payment Years 1-4; 7% during Payment Year 5; 6% during Payment Year 6; 5% during
    Charge(as a % of    Payment Year 7; 4% during Payment Year 8; and 0% thereafter.
    amount
    withdrawn)......
  Transfer Fee......    There is no transfer fee on the first 12 transfers in any Policy Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy         $30 per policy for policies with less than $100,000 of Accumulation Value.
    Service
    Charge..........
  Investment            Maximum annual charge of 1% of the amount that is guaranteed.
    Protection Plan
    Rider Charge
    (optional)......
  Rider Risk Charge     Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment
    Adjustment          Protection Plan.
    (optional)......
  Enhanced              Maximum annual charge of 1.00% of the Policy's Accumulation Value, applied on a quarterly basis.
    Beneficiary
    Benefit Rider
    Charge
    (optional)......
SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........       1.60%         1.60%          1.60%         1.60%         1.60%         1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average
    net assets for
    the fiscal year
    ended
    December 31,
    2001)(a)
  Advisory Fees.....       0.25%         0.36%          0.25%         0.36%         0.70%(b)      0.30%         0.25%
  Administration
    Fees............       0.20%         0.20%          0.20%         0.20%            --(b)      0.20%         0.20%
  Other Expenses....       0.07%         0.07%          0.09%         0.11%         0.24%         0.10%         0.05%
  Total Fund Annual
    Expenses........       0.52%         0.63%          0.54%         0.67%         0.94%(c)      0.60%         0.50%

                      MAINSTAY VP
                      HIGH YIELD
                       CORPORATE
                         BOND
                      -----------
OWNER TRANSACTION
  EXPENSES
                      4% during
  Surrender           Payment
    Charge(as a % of  Year 8; and
    amount            0%
    withdrawn)......  thereafter.
                      to $30 for
                      each
                      transfer in
                      excess of
                      12
                      transfers
                      per Policy
  Transfer Fee......  Year.
  Annual Policy
    Service
    Charge..........
  Investment
    Protection Plan
    Rider Charge
    (optional)......
  Rider Risk Charge
    Adjustment
    (optional)......
  Enhanced
    Beneficiary
    Benefit Rider
    Charge
    (optional)......
SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........     1.60%
FUND ANNUAL EXPENSES
  (as a % of average
    net assets for
    the fiscal year
    ended
    December 31,
    2001)(a)
  Advisory Fees.....     0.30%
  Administration
    Fees............     0.20%
  Other Expenses....     0.08%
  Total Fund Annual
    Expenses........     0.58%

                                                                                                  MAINSTAY VP   MAINSTAY VP
                                                                                                   AMERICAN       DREYFUS
                        MAINSTAY VP    MAINSTAY VP    MAINSTAY VP    MAINSTAY VP                    CENTURY        LARGE
                          INDEXED     INTERNATIONAL    SMALL CAP        TOTAL       MAINSTAY VP    INCOME &       COMPANY
                          EQUITY         EQUITY         GROWTH         RETURN          VALUE        GROWTH         VALUE
                        -----------   -------------   -----------    -----------    -----------   -----------   -----------
OWNER TRANSACTION
  EXPENSES
  Surrender Charge      8% during Payment Years 1-4; 7% during Payment Year 5; 6% during Payment Year 6; 5% during Payment
    (as a % of          Year 7; 4% during Payment Year 8; and 0% thereafter.
    amount
    withdrawn)......
  Transfer Fee......    There is no transfer fee on the first 12 transfers in any Policy Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy         $30 per policy for policies with less than $100,000 of Accumulation Value.
    Service
    Charge..........
  Investment            Maximum annual charge of 1% of the amount that is guaranteed.
    Protection Plan
    Rider Charge
    (optional)......
  Rider Risk Charge     Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection
    Adjustment          Plan.
    (optional)......
  Enhanced              Maximum annual charge of 1.00% of the Policy's Accumulation Value, applied on a quarterly basis.
    Beneficiary
    Benefit Rider
    Charge
    (optional)......
SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........       1.60%          1.60%          1.60%          1.60%          1.60%         1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average
    net assets for
    the fiscal year
    ended December
    31, 2001)(a)
  Advisory Fees.....       0.10%          0.60%          1.00%(b)       0.32%          0.36%         0.50%         0.60%
  Administration
    Fees............       0.20%          0.20%          0.00%(b)       0.20%          0.20%         0.20%         0.20%
  Other Expenses....       0.07%          0.32%          0.24%          0.07%          0.08%         0.18%         0.19%
  Total Fund Annual
    Expenses........       0.37%          1.12%          1.24%(d)       0.59%          0.64%         0.88%         0.99%

---------------

(1) For single premium policies, this table is modified as indicated in Appendix 1 of this Prospectus.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                        MAINSTAY VP
                        EAGLE ASSET   MAINSTAY VP       ALGER                                                                JANUS
                        MANAGEMENT    LORD ABBETT      AMERICAN      CALVERT    DREYFUS IP                   FIDELITY VIP    ASPEN
                          GROWTH      DEVELOPING        SMALL         SOCIAL    TECHNOLOGY   FIDELITY VIP      EQUITY-       SERIES
                          EQUITY        GROWTH      CAPITALIZATION   BALANCED     GROWTH     CONTRAFUND(R)      INCOME      BALANCED
                        -----------   -----------   --------------   --------   ----------   -------------   ------------   --------
OWNER TRANSACTION
  EXPENSES
  Surrender Charge      8% during Payment Years 1-4; 7% during Payment Year 5; 6% during Payment Year 6; 5% during Payment Year 7;
    (as a % of          4% during Payment Year 8; and 0% thereafter.
    amount
    withdrawn)......
  Transfer Fee......    There is no transfer fee on the first 12 transfers in any Policy Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy         $30 per policy for policies with less than $100,000 of Accumulation Value.
    Service
    Charge..........
  Investment            Maximum annual charge of 1% of the amount that is guaranteed.
    Protection Plan
    Rider Charge
    (optional)......
  Rider Risk Charge     Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection Plan.
    Adjustment
    (optional)......
  Enhanced              Maximum annual charge of 1.00% of the Policy's Accumulation Value, applied on a quarterly basis.
    Beneficiary
    Benefit Rider
    Charge
    (optional)......
SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........       1.60%         1.60%           1.60%         1.60%       1.60%         1.60%           1.60%        1.60%
FUND ANNUAL EXPENSES
  (as a % of average
    net assets for
    the fiscal year
    ended December
    31, 2001)(a)
  Advisory Fees.....       0.50%         0.60%           0.85%        0.425%       0.75%         0.58%           0.48%        0.65%
  Administration
    Fees............       0.20%         0.20%             --         0.275%         --            --              --           --
  Other Expenses....       0.10%         0.28%           0.07%         0.18%       0.12%         0.10%           0.10%        0.01%
  Total Fund Annual
    Expenses........       0.80%         1.08%           0.92%         0.88%(e)    0.87%(f)      0.68%(g)        0.58%(g)     0.66%

                        JANUS ASPEN                                                   NEUBERGER
                          SERIES          MFS(R)         MFS(R)                         BERMAN     T. ROWE PRICE     VAN ECK
                         WORLDWIDE    INVESTORS TRUST   RESEARCH        MFS(R)         AMT MID-       EQUITY        WORLDWIDE
                          GROWTH          SERIES         SERIES    UTILITIES SERIES   CAP GROWTH      INCOME       HARD ASSETS
                        -----------   ---------------   --------   ----------------   ----------   -------------   -----------
OWNER TRANSACTION
  EXPENSES
  Surrender Charge      8% during Payment Years 1-4; 7% during Payment Year 5; 6% during Payment Year 6; 5% during Payment
    (as a % of          Year 7; 4% during Payment Year 8; and 0% thereafter.
    amount
    withdrawn)......
  Transfer Fee......    There is no transfer fee on the first 12 transfers in any Policy Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy         $30 per policy for policies with less than $100,000 of Accumulation Value.
    Service
    Charge..........
  Investment            Maximum annual charge of 1% of the amount that is guaranteed.
    Protection Plan
    Rider Charge
    (optional)......
  Rider Risk Charge     Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection
    Adjustment          Plan.
    (optional)......
  Enhanced              Maximum annual charge of 1.00% of the Policy's Accumulation Value, applied on a quarterly basis.
    Beneficiary
    Benefit Rider
    Charge..........
SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........       1.60%           1.60%          1.60%          1.60%           1.60%         1.60%          1.60%
FUND ANNUAL EXPENSES
  (as a % of average
    net assets for
    the fiscal year
    ended December
    31, 2001)(a)
  Advisory Fees.....       0.65%           0.75%          0.75%          0.75%           0.54%         0.85%(j)       1.00%
  Administration
    Fees............         --              --             --             --            0.30%           --             --
  Other Expenses....       0.04%           0.15%          0.15%          0.18%           0.07%           --           0.18%
  Total Fund Annual
    Expenses........       0.69%           0.90%(h)       0.90%(h)       0.93%(h)        0.91%(f)      0.85%          1.18%

                      VAN KAMPEN
                         UIF
                       EMERGING
                       MARKETS
                        EQUITY
                      ----------
OWNER TRANSACTION
  EXPENSES
                      4% during
  Surrender Charge    Payment
    (as a % of        Year 8;
    amount            and 0%
    withdrawn)......  thereafter.
                      to $30 for
                      each
                      transfer
                      in excess
                      of 12
                      transfers
                      per Policy
  Transfer Fee......  Year.
  Annual Policy
    Service
    Charge..........
  Investment
    Protection Plan
    Rider Charge
    (optional)......
  Rider Risk Charge
    Adjustment
    (optional)......
  Enhanced
    Beneficiary
    Benefit Rider
    Charge..........
SEPARATE ACCOUNT
  ANNUAL EXPENSES
  (as a % of average
    account value)
    (including
    mortality and
    expense risk and
    administrative
    fees)...........     1.60%
FUND ANNUAL EXPENSES
  (as a % of average
    net assets for
    the fiscal year
    ended December
    31, 2001)(a)
  Advisory Fees.....     1.25%
  Administration
    Fees............     0.25%
  Other Expenses....     0.62%
  Total Fund Annual
    Expenses........     2.12%(k)

------------

(a) The Fund or its agents provided the fees and charges, which are based on 2001 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.
(b)  The fees designated as "Advisory Fees" reflect "Management
     Fees," which includes both Advisory Fees and Administrative
     Fees for this Investment Division.
(c) "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC
     ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed
     0.89% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees," "Other
     Expenses" and "Total Fund Annual Expenses" for the current year are 0.65%, 0.24% and 0.89% respectively.
(d) "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC
     ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed
     0.95% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees," "Other
     Expenses" and "Total Fund Annual Expenses" for the current year are 0.71%, 0.24% and 0.95% respectively.
(e) "Other Expenses" reflect an indirect fee resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net operating expenses after reductions for fees paid indirectly would be 0.87% for Social Balanced.
(f) These expenses are for the fiscal year ended December 31, 2001. Expenses in the current year and in future years may be higher or lower than the expenses presented.
(g) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(h) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses.
     "Other Expenses" do not take into account these expense reductions, and therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.90% for Research Series, 0.90% for Investors Trust Series and 0.93% for Utilities Series.
(i) Neuberger Berman Management, Inc. ("NBMI") has undertaken through April 30, 2005 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed in the aggregate, 1% of the average daily net asset value. The expense reimbursement arrangement is contractual for three years and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause the Fund to exceed its respective limitation.
(j) The "Advisory Fees" include the ordinary operating expenses of the Fund.
(k) The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed
     1.75%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these fee reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund
     Annual Expenses", respectively, would be 0.98%, 0.25%,
     0.62%, 1.85%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.10% of such investment related expenses.

EXAMPLES(1)

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect the charges for the optional Investment Protection Plan Rider, which would add a maximum of $10.30 per year for each year that the rider is in effect. If you cancel the rider at any time prior to surrendering the policy, a one-time charge of up to $20.60 would apply. The table also does not reflect the charges for the optional Enhanced Beneficiary Benefit Rider, which, under the assumptions stated below, would add a maximum charge of $10.25 in the first Policy year, $32.00 in the first three Policy Years, $55.50 in the first five Policy Years, and $122.90 in the first ten Policy Years to the numbers listed below.

     Charges and expenses may be higher or lower in future years. For more information, see "CHARGES AND DEDUCTIONS" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes on surrender of the policy or on the Annuity Commencement Date.

     You would pay the following expenses on a hypothetical $1,000 investment in each of the Investment Divisions listed, assuming a 5% annual return on assets:

        1. If you surrender your policy at the end of the stated time period:

                                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         --------   --------   --------   --------
                MainStay VP Bond.......................................  $ 96.48    $147.48    $191.02    $255.00
                MainStay VP Capital Appreciation.......................  $ 97.53    $150.62    $196.30    $266.39
                MainStay VP Cash Management............................  $ 96.68    $148.05    $191.98    $257.08
                MainStay VP Convertible................................  $ 97.91    $151.76    $198.21    $270.50
                MainStay VP Equity Income..............................  $100.48    $159.42    $211.05    $297.82
                MainStay VP Government.................................  $ 97.24    $149.76    $194.85    $263.28
                MainStay VP Growth Equity..............................  $ 96.30    $146.91    $190.05    $252.91
                MainStay VP High Yield Corporate Bond..................  $ 97.06    $149.20    $193.91    $261.23
                MainStay VP Indexed Equity.............................  $ 95.05    $143.19    $183.78    $239.27
                MainStay VP International Equity.......................  $102.18    $164.50    $219.50    $315.62
                MainStay VP Small Cap Growth...........................  $103.32    $167.88    $225.11    $327.33
                MainStay VP Total Return...............................  $ 97.15    $149.49    $194.39    $262.26
                MainStay VP Value......................................  $ 97.62    $150.90    $196.77    $267.42
                MainStay VP American Century Income & Growth...........  $ 99.90    $157.72    $208.20    $291.80
                MainStay VP Dreyfus Large Company Value................  $100.95    $160.84    $213.40    $302.81
                MainStay VP Eagle Asset Management Growth Equity.......  $ 99.14    $155.46    $204.40    $283.74
                MainStay VP Lord Abbett Developing Growth..............  $101.80    $163.37    $217.63    $311.69
                Alger American Small Capitalization....................  $100.28    $158.84    $210.08    $295.81
                Calvert Social Balanced................................  $ 99.90    $157.72    $208.20    $291.80
                Dreyfus IP Technology Growth...........................  $ 99.81    $157.43    $207.72    $290.80
                Fidelity VIP Contrafund(R).............................  $ 98.00    $152.03    $198.67    $271.51
                Fidelity VIP Equity-Income.............................  $ 97.06    $149.20    $193.91    $261.23
                Janus Aspen Series Balanced............................  $ 97.82    $151.48    $197.74    $269.48
                Janus Aspen Series Worldwide Growth....................  $ 98.09    $152.33    $199.17    $272.56
                MFS(R) Investors Trust Series..........................  $100.10    $158.29    $209.14    $293.81
                MFS(R) Research Series.................................  $100.10    $158.29    $209.14    $293.81
                MFS(R) Utilities Series................................  $100.38    $159.13    $210.56    $296.83
                Neuberger Berman AMT Mid-Cap Growth....................  $100.19    $158.57    $209.61    $294.81
                T. Rowe Price Equity Income............................  $ 99.62    $156.87    $206.77    $288.78
                Van Eck Worldwide Hard Assets..........................  $102.76    $166.20    $222.31    $321.49
                Van Kampen UIF Emerging Markets Equity.................  $111.69    $192.39    $265.39    $408.92

        2. If you annuitize your policy at the end of the stated time period:

                MainStay VP Bond.......................................  $ 96.48    $ 69.38    $118.86    $255.00
                MainStay VP Capital Appreciation.......................  $ 97.53    $ 72.77    $124.54    $266.39
                MainStay VP Cash Management............................  $ 96.68    $ 70.00    $119.90    $257.08
                MainStay VP Convertible................................  $ 97.91    $ 74.00    $126.60    $270.50
                MainStay VP Equity Income..............................  $100.48    $ 82.30    $140.39    $297.82

------------
(1) For purposes of calculating these examples, we have expressed the annual policy service charge as an annual percentage of assets based on the average size of policies having an Accumulation Value of less than $100,000 on December 31, 2001. This average size is $40,000. This calculation method reasonably reflects the annual policy service charge applicable to policies having an Accumulation Value of less than $100,000. The annual policy service charge does not apply to policies having an Accumulation Value of $100,000 or greater. The expenses shown, therefore, would be slightly lower if your policy's Accumulation Value is $100,000 or greater.

    For single premium policies, these examples are modified as indicated in Appendix 1 of this Prospectus.

                                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                         --------   --------   --------   --------
                MainStay VP Government.................................  $ 97.24    $ 71.84    $122.98    $263.28
                MainStay VP Growth Equity..............................  $ 96.30    $ 68.76    $117.83    $252.91
                MainStay VP High Yield Corporate Bond..................  $ 97.06    $ 71.23    $121.98    $261.23
                MainStay VP Indexed Equity.............................  $ 95.05    $ 64.74    $111.08    $239.27
                MainStay VP International Equity.......................  $102.18    $ 87.79    $149.48    $315.62
                MainStay VP Small Cap Growth...........................  $103.32    $ 91.44    $155.52    $327.33
                MainStay VP Total Return...............................  $ 97.15    $ 71.54    $122.49    $262.26
                MainStay VP Value......................................  $ 97.62    $ 73.07    $125.05    $267.42
                MainStay VP American Century Income & Growth...........  $ 99.90    $ 80.45    $137.33    $291.80
                MainStay VP Dreyfus Large Company Value................  $100.95    $ 83.83    $142.93    $302.81
                MainStay VP Eagle Asset Management Growth Equity.......  $ 99.14    $ 78.00    $133.25    $283.74
                MainStay VP Lord Abbett Developing Growth..............  $101.80    $ 86.57    $147.47    $311.69
                Alger American Small Capitalization....................  $100.28    $ 81.67    $139.35    $295.81
                Calvert Social Balanced................................  $ 99.90    $ 80.45    $137.33    $291.80
                Dreyfus IP Technology Growth...........................  $ 99.81    $ 80.14    $136.82    $290.80
                Fidelity VIP Contrafund(R).............................  $ 98.00    $ 74.30    $127.09    $271.51
                Fidelity VIP Equity-Income.............................  $ 97.06    $ 71.23    $121.98    $261.23
                Janus Aspen Series Balanced............................  $ 97.82    $ 73.70    $126.09    $269.48
                Janus Aspen Series Worldwide Growth....................  $ 98.09    $ 74.62    $127.62    $272.56
                MFS(R) Investors Trust Series..........................  $100.10    $ 81.07    $138.35    $293.81
                MFS(R) Research Series.................................  $100.10    $ 81.07    $138.35    $293.81
                MFS(R) Utilities Series................................  $100.38    $ 81.98    $139.87    $296.83
                Neuberger Berman AMT Mid-Cap Growth....................  $100.19    $ 81.37    $138.85    $294.81
                T. Rowe Price Equity Income............................  $ 99.62    $ 79.53    $135.79    $288.78
                Van Eck Worldwide Hard Assets..........................  $102.76    $ 89.63    $152.50    $321.49
                Van Kampen UIF Emerging Markets Equity.................  $111.69    $117.96    $198.81    $408.92

        3. If you do not surrender your policy:

                MainStay VP Bond.......................................  $ 22.50    $ 69.38    $118.86    $255.00
                MainStay VP Capital Appreciation.......................  $ 23.63    $ 72.77    $124.54    $266.39
                MainStay VP Cash Management............................  $ 22.71    $ 70.00    $119.90    $257.08
                MainStay VP Convertible................................  $ 24.04    $ 74.00    $126.60    $270.50
                MainStay VP Equity Income..............................  $ 26.81    $ 82.30    $140.39    $297.82
                MainStay VP Government.................................  $ 23.32    $ 71.84    $122.98    $263.28
                MainStay VP Growth Equity..............................  $ 22.30    $ 68.76    $117.83    $252.91
                MainStay VP High Yield Corporate Bond..................  $ 23.12    $ 71.23    $121.98    $261.23
                MainStay VP Indexed Equity.............................  $ 20.96    $ 64.74    $111.08    $239.27
                MainStay VP International Equity.......................  $ 28.65    $ 87.79    $149.48    $315.62
                MainStay VP Small Cap Growth...........................  $ 29.88    $ 91.44    $155.52    $327.33
                MainStay VP Total Return...............................  $ 23.22    $ 71.54    $122.49    $262.26
                MainStay VP Value......................................  $ 23.73    $ 73.07    $125.05    $267.42
                MainStay VP American Century Income & Growth...........  $ 26.19    $ 80.45    $137.33    $291.80
                MainStay VP Dreyfus Large Company Value................  $ 27.32    $ 83.83    $142.93    $302.81
                MainStay VP Eagle Asset Management Growth Equity.......  $ 25.37    $ 78.00    $133.25    $283.74
                MainStay VP Lord Abbett Developing Growth..............  $ 28.24    $ 86.57    $147.47    $311.69
                Alger American Small Capitalization....................  $ 26.60    $ 81.67    $139.35    $295.81
                Calvert Social Balanced................................  $ 26.19    $ 80.45    $137.33    $291.80
                Dreyfus IP Technology Growth...........................  $ 26.09    $ 80.14    $136.82    $290.80
                Fidelity VIP Contrafund(R).............................  $ 24.14    $ 74.30    $127.09    $271.51
                Fidelity VIP Equity-Income.............................  $ 23.12    $ 71.23    $121.98    $261.23
                Janus Aspen Series Balanced............................  $ 23.94    $ 73.70    $126.09    $269.48
                Janus Aspen Series Worldwide Growth....................  $ 24.24    $ 74.62    $127.62    $272.56
                MFS(R) Investors Trust Series..........................  $ 26.40    $ 81.07    $138.35    $293.81
                MFS(R) Research Series.................................  $ 26.40    $ 81.07    $138.35    $293.81
                MFS(R) Utilities Series................................  $ 26.70    $ 81.98    $139.87    $296.83
                Neuberger Berman AMT Mid-Cap Growth....................  $ 26.50    $ 81.37    $138.85    $294.81
                T. Rowe Price Equity Income............................  $ 25.88    $ 79.53    $135.79    $288.78
                Van Eck Worldwide Hard Assets..........................  $ 29.27    $ 89.63    $152.50    $321.49
                Van Kampen UIF Emerging Markets Equity.................  $ 38.89    $117.96    $198.81    $408.92

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES. THE ACTUAL EXPENSES PAID OR PERFORMANCE ACHIEVED MAY BE GREATER OR LESS THAN THOSE SHOWN.

     QUESTIONS AND ANSWERS ABOUT MAINSTAY PREMIUM PLUS VARIABLE ANNUITY(1)

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT MAINSTAY PREMIUM PLUS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS MAINSTAY PREMIUM PLUS VARIABLE ANNUITY?

     MainStay Premium Plus Variable Annuity is a Flexible Premium Deferred Variable Annuity policy issued by NYLIAC. We will apply a Credit to premiums paid in a percentage amount according to the Credit Rate schedule then in effect. The Credit Rate schedule may be changed. (See "CREDIT.") You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, the DCA Advantage Plan Account, or to the Fixed Account. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected, the daily deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Plan Account.

2. WHAT IS THE CREDIT?

     The Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Credits are applied to the same Allocation Alternatives and/or the DCA Advantage Plan Account in the same percentages as your premium payments. The Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Credit from the amount returned to you if you cancel your policy within the Free Look period. (See "YOUR RIGHT TO CANCEL" ("FREE LOOK").) We will also deduct from the death benefit proceeds any Credit applied within the 12 months preceding the death of the owner or Annuitant. (See "CREDIT.")

3. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of 37 Investment Divisions, 31 of which are currently available under this product. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a guaranteed interest rate. (See "THE FIXED ACCOUNT.")

     (b) You can also allocate your premium payments to the DCA Advantage Plan. The DCA Advantage Plan consists of a 6-month DCA Advantage Plan Account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Account at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Account into the Investment Divisions and/or the Fixed Account. (See "THE DCA ADVANTAGE PLAN.")

4. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. (See "TRANSFERS.")

     You can make transfers from the Fixed Account and the DCA Advantage Plan Account, although certain restrictions may apply. (See "THE FIXED ACCOUNT" and "THE DCA ADVANTAGE PLAN ACCOUNT.") In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, we deduct a daily charge for certain mortality and expense risks NYLIAC assumes and for

---------------

(1) For single premium policies, the answers are modified as indicated in Appendix 1 of this Prospectus.

policy administration expenses. This charge, on an annual basis is 1.60% of the average daily net asset value of the Separate Account. (See "SEPARATE ACCOUNT CHARGES.")

     We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first four Payment Years as follows:

                                                              SURRENDER(1)
                        PAYMENT YEAR                             CHARGE
                        ------------                          ------------
1...........................................................       8%
2...........................................................       8%
3...........................................................       8%
4...........................................................       8%
5...........................................................       7%
6...........................................................       6%
7...........................................................       5%
8...........................................................       4%
9+..........................................................       0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     Surrender charges will not be assessed under certain circumstances. For example, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last policy anniversary;
(b) 10% of the Accumulation Value at the time of withdrawal or (c) the Accumulation Value of the policy less the accumulated premium payments. (See "SURRENDER CHARGES" and "EXCEPTIONS TO SURRENDER CHARGES.")

     If you selected the Investment Protection Plan, we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE.") The maximum annual charge for this feature is 1% of the amount that is guaranteed. We may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan. We call this charge a Rider Risk Charge Adjustment. (See "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.") The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan.

     If you elect the Enhanced Beneficiary Benefit ("EBB") Rider (in states where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

6. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?(2)

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $2,000 for Qualified and Non-Qualified Policies or such lower amount as we may permit at any time. You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks, credit unions or similar accounts. We may agree to other methods of payment. The maximum aggregate amount of premium

---------------

(1) For single premium policies, this chart is modified as indicated in Appendix 1 of this Prospectus.

(2) For single premium policies, this question and its answer are modified as indicated in Appendix 1 of this Prospectus.

payments we accept is up to $1,000,000 without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

7. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and/or the DCA Advantage Plan Account you have selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received. We will apply the Credit on your premium payment to the Allocation Alternatives and the DCA Advantage Plan Account at the same time that we allocate your premium payment.

     You may allocate the initial premium payment to, and thereafter may maintain the Accumulation Value in, a maximum of 18 Investment Divisions and the DCA Advantage Plan Account inclusively, plus the Fixed Account. (See "AUTOMATIC ASSET REALLOCATION.") Moreover, you may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $100, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or the DCA Advantage Plan Account and the number of Allocation Alternatives and the DCA Advantage Plan Account inclusively to which you allocate your Accumulation Value.

8. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.(1)

9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.")

10. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner ("LIFE INCOME PAYMENT OPTION"). Income Payments will always be the same specified amount. (See "INCOME PAYMENTS.") We may offer other options, at our discretion, where permitted by state law.

11. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:

        (a) the Accumulation Value, less any outstanding loan balance, less Credit amounts applied within the 12 months immediately preceding death,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals, and surrender charges on those partial withdrawals less any rider charges, or

        (c) the "reset value" plus any additional premium payments and Credits made since the most recent "Reset Anniversary," unless the Credits occur within the immediately preceding 12 months of death, less any outstanding loan balance, proportional withdrawals made since the most recent "Reset Anniversary" and any surrender charges applicable to such proportional withdrawals, and any rider charges since the last Reset Anniversary.

     If the Beneficiary is the spouse of the Annuitant and the owner, see Question 12. (Also see "DEATH BEFORE ANNUITY COMMENCEMENT" and "FEDERAL TAX MATTERS.")

---------------

(1) For single premium policies, this answer is modified as indicated in Appendix 1 of this Prospectus.

12. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary (for Non-Qualified, IRA, Roth IRA, and SEP policies only; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance ("ECS") Rider applies, see the EBB and ESC Riders for details.

13. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the Business Day we receive the policy less the Credit applied, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the Business Day we receive the policy less the Credit applied, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

14. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

15. HOW WILL NYLIAC CALCULATE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. In calculating the yield, we assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned in the MainStay VP Cash Management Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2001, the MainStay VP Cash Management Investment Division's yield and effective yield were 0.12% and 0.12%.

     The yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Divisions refers to the annualized income generated in that Investment Division over a specified thirty-day period. In calculating the yield, we assume that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield will be shown as a percentage of the investment. For the thirty-day period ended December 31, 2001, the annualized yields for the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Investment Divisions were 2.35%, 8.02%, and 3.17%, respectively.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The following tables present performance data for each of the Investment Divisions for periods ending December 31, 2001. The average annual total return (if surrendered) data reflect all Separate Account and Fund annual expenses for the currently available Funds shown in the Fee Table on pages 5 through 7. The average annual total return (if surrendered) figures assume that the policy is surrendered at the end of the periods shown. The annual policy service charge, which is charged to policies with an Accumulation Value of less than $100,000, is not reflected. This fee, if applicable, would reduce the rates of return. The average annual total return (no surrenders) does not reflect the deduction of any surrender charges. All rates of return include the reinvestment of investment income, including interest and dividends, but do not include any Credits applied.

     Certain Portfolios existed prior to the date that they were added to an Investment Division of the Separate Account. For periods prior to an Investment Division's inception date, the performance of the Investment Division was derived from the performance of the corresponding Portfolios, as modified to reflect the Separate Account and Fund annual expenses as if the policy had been available during the periods shown, which it was not. The results shown are not an estimate or guarantee of future investment performance for the Investment Divisions.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                     (FOR PERIODS ENDED DECEMBER 31, 2001)


                                                                MAINSTAY VP    MAINSTAY VP                  MAINSTAY VP
                                                  MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP      EQUITY
             INVESTMENT DIVISIONS:                   BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE      INCOME
             ---------------------                -----------   ------------   -----------   -----------    -----------
           PORTFOLIO INCEPTION DATE:              1/23/84        1/29/93       1/29/93       10/1/96        7/2/01
------------------------------------------------
      INVESTMENT DIVISION INCEPTION DATE:           7/10/00       7/10/00        7/10/00       7/10/00        7/2/01
      -----------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year..........................................     -0.21%        -29.88%        -5.17%       -10.66%            --
3 Year..........................................      1.53%         -8.71%         0.72%         5.61%            --
5 Year..........................................      4.33%          5.14%         2.13%         6.96%            --
10 Year.........................................      5.41%            --            --            --             --
Since Portfolio Inception.......................      7.55%         10.12%         3.06%         7.48%         -8.89%
Since Investment Division Inception*............      3.02%        -29.68%        -2.41%       -17.48%         -7.54%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year..........................................      7.53%        -24.44%         2.19%        -3.73%            --
3 Year..........................................      4.06%         -6.41%         3.26%         7.95%            --
5 Year..........................................      5.48%          6.26%         3.39%         8.01%            --
10 Year.........................................      5.41%            --            --            --             --
Since Portfolio Inception.......................      7.55%         10.12%         3.06%         8.30%         -1.83%
Since Investment Division Inception*............      8.77%        -25.87%         2.90%       -12.71%         -0.36%

                                                  MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                                   AMERICAN       DREYFUS     EAGLE ASSET   MAINSTAY VP       ALGER
                                                    CENTURY        LARGE      MANAGEMENT    LORD ABBETT      AMERICAN
                                                   INCOME &       COMPANY       GROWTH      DEVELOPING        SMALL
             INVESTMENT DIVISIONS:                  GROWTH         VALUE        EQUITY        GROWTH      CAPITALIZATION
             ---------------------                -----------   -----------   -----------   -----------   --------------
           PORTFOLIO INCEPTION DATE:               5/1/98        5/1/98        5/1/98        5/1/98        9/21/88
------------------------------------------------
      INVESTMENT DIVISION INCEPTION DATE:           7/10/00       7/10/00       7/10/00       7/10/00        7/10/00
      -----------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year..........................................    -16.44%       -12.79%       -23.80%       -15.37%         -35.63%
3 Year..........................................     -5.28%        -1.31%         3.40%        -4.28%         -13.32%
5 Year..........................................        --            --            --            --           -3.90%
10 Year.........................................        --            --            --            --            3.13%
Since Portfolio Inception.......................     -2.20%        -0.60%         7.46%        -5.92%           9.92%
Since Investment Division Inception*............    -18.14%        -6.96%       -28.72%       -16.54%         -38.05%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year..........................................     -9.96%        -6.02%       -17.89%        -8.81%         -30.63%
3 Year..........................................     -2.89%         1.18%         5.84%        -1.86%         -11.14%
5 Year..........................................        --            --            --            --           -2.64%
10 Year.........................................        --            --            --            --            3.13%
Since Portfolio Inception.......................     -0.19%         1.44%         9.22%        -3.98%           9.92%
Since Investment Division Inception*............    -13.64%        -1.85%       -24.85%       -11.93%         -34.65%

---------------

(1) For single premium policies, this chart is modified as indicated in Appendix 1 of this Prospectus.

* Performance is calculated as of the initial date a deposit was received in the Investment Division.

                                MAINSTAY VP
                  MAINSTAY VP   HIGH YIELD    MAINSTAY VP    MAINSTAY VP    MAINSTAY VP   MAINSTAY VP
    MAINSTAY VP     GROWTH       CORPORATE      INDEXED     INTERNATIONAL    SMALL CAP       TOTAL      MAINSTAY VP
    GOVERNMENT      EQUITY         BOND         EQUITY         EQUITY         GROWTH        RETURN         VALUE
    ----------    -----------   -----------   -----------   -------------   -----------   -----------   -----------
    1/29/93       1/23/84        5/1/95       1/29/93         5/1/95         7/2/01       1/29/93        5/1/95
      7/10/00       7/10/00       7/10/00       7/10/00        7/10/00        7/2/01        7/10/00       7/10/00
       -2.61%       -24.28%        -4.18%       -19.74%         -21.48%           --        -18.44%        -8.31%
        1.36%        -2.68%        -0.47%        -5.23%          -7.24%           --         -4.01%         3.10%
        4.16%         8.07%         2.38%         7.66%           0.22%           --          5.59%         4.93%
          --         11.35%           --            --              --            --            --            --
        4.70%        10.58%         5.72%        11.35%           2.67%       -12.11%         8.44%         9.47%
        1.72%       -21.12%        -9.24%       -19.54%         -19.34%       -12.10%       -21.78%        -2.36%
        4.95%       -18.40%         3.25%       -13.51%         -15.39%           --        -12.11%        -1.19%
        3.89%        -0.23%         2.04%        -2.84%          -4.90%           --         -1.59%         5.55%
        5.33%         9.07%         3.62%         8.69%           1.53%           --          6.70%         6.06%
          --         11.35%           --            --              --            --            --            --
        4.70%        10.58%         6.26%        11.35%           3.30%        -5.29%         8.44%         9.92%
        7.82%       -16.84%        -4.12%       -15.17%         -14.97%        -5.28%       -17.29%         3.39%

                  DREYFUS IP                                                   JANUS ASPEN
    CALVERT       TECHNOLOGY                      FIDELITY VIP   JANUS ASPEN     SERIES         MFS(R)        MFS(R)
     SOCIAL         GROWTH        FIDELITY VIP      EQUITY-        SERIES       WORLDWIDE     INVESTORS      RESEARCH
    BALANCED   (INITIAL SHARES)   CONTRAFUND(R)      INCOME       BALANCED       GROWTH      TRUST SERIES     SERIES
    --------   ----------------   -------------   ------------   -----------   -----------   ------------    --------
    9/2/86       8/31/99           1/3/95          10/9/86       9/13/93       9/13/93        10/9/95       7/26/95
    7/10/00         7/2/01           7/10/00        7/10/00        7/10/00       7/10/00       7/10/00        7/10/00
     -15.01%        -38.93%          -19.86%         -13.20%       -12.93%       -29.17%        -23.24%       -28.08%
      -3.62%            --            -3.42%          -1.03%         1.51%        -1.63%         -7.47%        -6.31%
       4.31%            --             7.68%           6.61%        11.44%         8.37%          4.45%         3.29%
       7.07%            --               --           11.81%           --            --             --            --
       7.59%        -15.26%           13.59%          10.21%        12.50%        13.92%          8.46%         7.55%
     -17.44%         -6.89%          -17.17%          -6.39%       -11.68%       -30.60%        -19.96%       -30.23%
      -8.42%        -34.19%          -13.64%          -6.47%        -6.18%       -23.67%        -17.29%       -22.50%
      -1.19%            --            -0.98%           1.47%         4.04%         0.85%         -5.13%        -3.94%
       5.47%            --             8.70%           7.68%        12.33%         9.37%          5.60%         4.49%
       7.07%            --               --           11.81%           --            --             --            --
       7.59%        -12.50%           13.92%          10.21%        12.50%        13.92%          8.98%         8.06%
     -12.71%          0.34%          -12.68%          -1.25%        -6.84%       -26.83%        -15.48%       -26.32%

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

                     (FOR PERIODS ENDED DECEMBER 31, 2001)

                                                              NEUBERGER                                 VAN KAMPEN
                                                               BERMAN                                      UIF
                                                   MFS(R)        AMT      T. ROWE PRICE     VAN ECK      EMERGING
                                                  UTILITIES    MID-CAP       EQUITY        WORLDWIDE     MARKETS
             INVESTMENT DIVISIONS:                 SERIES      GROWTH        INCOME       HARD ASSETS     EQUITY
             ---------------------                ---------   ---------   -------------   -----------   ----------
           PORTFOLIO INCEPTION DATE:              1/3/95      11/3/97      3/31/94         9/1/89       10/1/96
------------------------------------------------
      INVESTMENT DIVISION INCEPTION DATE:          7/2/01      7/02/01       7/10/00        7/10/00      7/10/00
      -----------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year..........................................   -30.79%     -30.92%        -7.34%        -18.21%       -14.60%
3 Year..........................................    -2.08%      -1.60%         1.78%          2.31%        -0.53%
5 Year..........................................     7.77%         --          7.92%         -6.63%        -6.04%
10 Year.........................................       --          --            --           3.26%           --
Since Portfolio Inception.......................    12.59%      11.54%        12.49%          1.51%        -6.03%
Since Investment Division Inception*............   -22.54%      -6.76%         0.49%        -11.68%       -31.04%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year..........................................   -25.42%     -25.56%        -0.15%        -11.87%        -7.98%
3 Year..........................................     0.39%       0.88%         4.29%          4.80%         1.98%
5 Year..........................................     8.79%         --          8.93%         -5.41%        -4.81%
10 Year.........................................       --          --            --           3.26%           --
Since Portfolio Inception.......................    12.94%      12.71%        12.72%          1.51%        -5.03%
Since Investment Division Inception*............   -16.53%       0.47%         6.16%         -5.62%       -26.96%

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

---------------

(1) For single premium policies, this chart is modified as indicated in Appendix 1 of this Prospectus.

* Performance is calculated as of the initial date a deposit was received in the Investment Division.

16. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "LOANS.")

17. HOW DO I CONTACT MAINSTAY ANNUITIES OR NYLIAC?

                  GENERAL INQUIRIES AND WRITTEN REQUESTS  PREMIUM PAYMENTS AND LOAN PAYMENTS
                  --------------------------------------  ----------------------------------
REGULAR MAIL      MainStay Annuities Dept.                MainStay Annuities
                  Madison Square Station                  P.O. Box 13886
                  P.O. Box 732                            Newark, NJ 07188-0886
                  New York, NY 10010
EXPRESS MAIL      MainStay Annuities--Client Services     MainStay Annuities (Box 13886)
                  51 Madison Avenue                       300 Harmon Meadow Boulevard
                  Room 2700                               3rd Floor
                  New York, NY 10010                      Secaucus, NJ 07094
CUSTOMER SERVICE  (800) 762-6212
AND UNIT VALUES

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and the statements of income, of stockholder's equity and of cash flows for the three years in the period ended December 31, 2001, (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements, (including the report of independent accountants) are included in the Statement of Additional Information.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit Values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below have been audited by PricewaterhouseCoopers LLP, independent accountants. The Accumulation Unit Values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2001 and for the two years in the period then ended, where applicable, are derived from the audited Financial Statements included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1*, except where indicated.

                                                                                                         MAINSTAY VP
                            MAINSTAY VP         MAINSTAY VP          MAINSTAY VP        MAINSTAY VP        EQUITY
                               BOND         CAPITAL APPRECIATION   CASH MANAGEMENT      CONVERTIBLE        INCOME
                          ---------------   --------------------   ----------------   ----------------   -----------
                           2001     2000      2001       2000       2001     2000      2001      2000      2001(A)
                          ------   ------   --------   ---------   ------   -------   -------   ------   -----------
Accumulation Unit Value
 (beginning of
 period)................  $10.43   $10.00    $8.67      $10.00     $1.02    $ 1.00     $8.67    $10.00     $10.00
Accumulation Unit Value
 (end of period)........  $11.21   $10.43    $6.55      $ 8.67     $1.04    $ 1.02     $8.34    $ 8.67     $ 9.96
Number of units
 outstanding
 (in 000's)(end of
 period)................     706       18    1,704         210     30,376    2,586     1,125        81        141


                            MAINSTAY VP      MAINSTAY VP
                            GOVERNMENT      GROWTH EQUITY
                          ---------------   --------------
                           2001     2000    2001     2000
                          ------   ------   -----   ------
Accumulation Unit Value
 (beginning of
 period)................  $10.49   $10.00   $9.44   $10.00
Accumulation Unit Value
 (end of period)........  $11.01   $10.49   $7.70   $ 9.44
Number of units
 outstanding
 (in 000's)(end of
 period)................     798        5   2,054      163

                              MAINSTAY VP                                                MAINSTAY VP
                          HIGH YIELD CORPORATE    MAINSTAY VP         MAINSTAY VP         SMALL CAP      MAINSTAY VP
                                  BOND           INDEXED EQUITY   INTERNATIONAL EQUITY     GROWTH        TOTAL RETURN
                          --------------------   --------------   --------------------   -----------   ----------------
                            2001       2000      2001     2000      2001       2000        2001(A)      2001      2000
                          --------   ---------   -----   ------   --------   ---------   -----------   -------   ------
Accumulation Unit Value
 (beginning of
 period)................   $9.15      $10.00     $9.16   $10.00    $9.40      $10.00       $10.00       $8.82    $10.00
Accumulation Unit Value
 (end of period)........   $9.44      $ 9.15     $7.92   $ 9.16    $7.95      $ 9.40       $ 9.47       $7.75    $ 8.82
Number of units
 outstanding
 (in 000's)(end of
 period)................   1,601          54     2,120      217      134          12           83         717        56

                                                  MAINSTAY VP
                            MAINSTAY VP     AMERICAN CENTURY INCOME
                               VALUE               AND GROWTH
                          ---------------   ------------------------
                           2001     2000       2001         2000
                          ------   ------   ----------   -----------
Accumulation Unit Value
 (beginning of
 period)................  $10.57   $10.00     $9.05        $10.00
Accumulation Unit Value
 (end of period)........  $10.44   $10.57     $8.15        $ 9.05
Number of units
 outstanding
 (in 000's)(end of
 period)................   1,037        7       170            24

                               MAINSTAY VP             MAINSTAY VP              MAINSTAY VP
                          DREYFUS LARGE COMPANY   EAGLE ASSET MANAGEMENT   LORD ABBOTT DEVELOPING   ALGER AMERICAN SMALL
                                  VALUE               GROWTH EQUITY                GROWTH              CAPITALIZATION
                          ---------------------   ----------------------   ----------------------   --------------------
                            2001        2000        2001         2000        2001         2000        2001        2000
                          ---------   ---------   ---------   ----------   ---------   ----------   ---------   --------
Accumulation Unit Value
 (beginning of
 period)................   $10.37      $10.00       $8.13       $10.00       $9.19       $10.00       $7.95      $10.00
Accumulation Unit Value
 (end of period)........   $ 9.74      $10.37       $6.68       $ 8.13       $8.38       $ 9.19       $5.51      $ 7.95
Number of units
 outstanding
 (in 000's)(end of
 period)................      434          14       1,350          207         108            4         936         142

                                                   DREYFUS IP
                                                   TECHNOLOGY
                          CALVERT SOCIAL BALANCE     GROWTH     FIDELITY VIP CONTRAFUND(R)
                          ----------------------   ----------   --------------------------
                            2001         2000       2001(A)        2001           2000
                          ---------   ----------   ----------   -----------   ------------
Accumulation Unit Value
 (beginning of
 period)................    $9.10       $10.00       $10.00        $9.56         $10.00
Accumulation Unit Value
 (end of period)........    $8.34       $ 9.10       $10.03        $8.26         $ 9.56
Number of units
 outstanding
 (in 000's)(end of
 period)................      235           19           58        1,097            147

                          FIDELITY VIP EQUITY-    JANUS ASPEN SERIES   JANUS ASPEN SERIES   MFS(R) INVESTORS TRUST
                                 INCOME                BALANCED         WORLDWIDE GROWTH            SERIES
                          ---------------------   ------------------   ------------------   ----------------------
                            2001        2000       2001       2000      2001       2000        2001        2000
                          ---------   ---------   -------   --------   -------   --------   ----------   ---------
Accumulation Unit Value
 (beginning of
 period)................   $10.51      $10.00      $9.65     $10.00     $8.42     $10.00      $9.60       $10.00
Accumulation Unit Value
 (end of period)........   $ 9.83      $10.51      $9.06     $ 9.65     $6.43     $ 8.42      $7.94       $ 9.60
Number of units
 outstanding
 (in 000's)(end of
 period)................    1,237          26      2,875        294     1,730        333        522           32

                                                         NEUBERGER
                                              MFS(R)     BERMAN AMT                          VAN ECK           VAN KAMPEN
                          MFS(R) RESEARCH    UTILITIES    MID-CAP      T. ROWE PRICE        WORLDWIDE         UIF EMERGING
                               SERIES         SERIES       GROWTH      EQUITY INCOME       HARD ASSETS     MARKETS EQUITY(B)
                          ----------------   ---------   ----------   ----------------   ---------------   ------------------
                           2001     2000      2001(A)     2001(A)      2000     2001      2000     2001     2001       2000
                          ------   -------   ---------   ----------   ------   -------   ------   ------   -------   --------
Accumulation Unit Value
 (beginning of
 period)................  $8.49    $10.00     $10.00       $10.00     $10.86   $10.00    $10.63   $10.00    $7.22     $10.00
Accumulation Unit Value
 (end of period)........  $6.58    $ 8.49     $ 8.35       $10.05     $10.85   $10.86    $ 9.37   $10.63    $6.64     $ 7.22
Number of units
 outstanding
 (in 000's)(end of
 period)................    801       179         31           18        895        9        25        5       89          7

---------------
 * The policies were first offered on July 10, 2000.

(a) For the periods July 2, 2001 (commencement of operations) through December 31, 2001.

(b) Formerly known as Morgan Stanley UIF Emerging Markets Equity.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $37.00 billion at the end of 2001. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Plan Account and any other separate account of NYLIAC.

     The Separate Account currently has 37 Investment Divisions, 31 of which are currently available under this product. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC) in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from .10% to ..35% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:
--------------------------------------------------------------------------------


FUND                                INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                    -                                   -
MainStay VP Series Fund, Inc.       New York Life Investment            MainStay VP Bond;
                                    Management LLC                      MainStay VP Capital Appreciation; MainStay VP
                                                                        Cash Management; MainStay VP Convertible;
                                                                        MainStay VP Equity Income; MainStay VP
                                                                        Government; MainStay VP Growth Equity;
                                                                        MainStay VP High Yield Corporate Bond; MainStay
                                                                        VP Indexed Equity;
                                                                        MainStay VP International Equity; MainStay VP
                                                                        Small Cap Growth; MainStay VP Total Return;
                                                                        MainStay VP Value;
                                                                        MainStay VP American Century Income & Growth;
                                                                        MainStay VP Dreyfus Large Company Value;
                                                                        MainStay VP Eagle Asset Management Growth Equity;
                                                                        MainStay VP Lord Abbett Developing Growth.
The Alger American Fund             Fred Alger Management, Inc.         Alger American Small Capitalization
Calvert Variable Series, Inc.       Calvert Asset Management Company    Calvert Social Balanced
Dreyfus Investment Portfolios       The Dreyfus Corporation             Dreyfus IP Technology Growth
Fidelity Variable Insurance         Fidelity Management and Research    Fidelity VIP Contrafund(R)
Products Fund                       Company                             Fidelity VIP Equity-Income
Janus Aspen Series                  Janus Capital Management LLC        Janus Aspen Series Balanced;
                                                                        Janus Aspen Series Worldwide Growth
MFS(R) Variable Insurance           MFS(R) Investment Management        MFS(R) Investors Trust Series;
Trust(SM)                                                               MFS(R) Research Series;
                                                                        MFS(R) Utilities Series
The Universal Institutional Funds,  Morgan Stanley Investment           Van Kampen UIF Emerging Markets Equity
Inc.                                Management
Neuberger Berman Advisers           Neuberger Berman Management Inc.    Neuberger Berman AMT Mid-Cap Growth
Management Trust
T. Rowe Price Equity Series, Inc.   T. Rowe Price Associates, Inc.      T. Rowe Price Equity Income
Van Eck Worldwide Insurance Trust   Van Eck Associates Corporation      Van Eck Worldwide Hard Assets

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                THE POLICIES(1)

     This is a flexible premium policy which means additional premium payments can be made. The contracts are issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select, the interest credited on the Fixed Accumulation Value and the DCA Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the MainStay Premium Plus Variable Annuity policy described in this prospectus, we offer other variable annuities, with different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and liquidity preferences.

     The following chart outlines some of the different features for each MainStay(R) variable annuity we offer. The availability of optional policy features, such as those mentioned in the chart, may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

     Your registered representative can provide you with a prospectus for one or more of these annuities, which contains more complete information on these and other policy features.

---------------
(1) For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.


                                     MAINSTAY
                                   PREMIUM PLUS             MAINSTAY PLUS           MAINSTAY ACCESS          MAINSTAY SELECT
                                 VARIABLE ANNUITY         VARIABLE ANNUITY         VARIABLE ANNUITY         VARIABLE ANNUITY
                              -----------------------  -----------------------
Surrender Charge Period               8 years                  6 years                   None                    3 years
  (Based on each premium       (8%, 8%, 8%, 8%, 7%,     (7%, 7%, 7%, 6%, 5%,                                  (8%, 8%, 7%)
  payment date)                   6%, 5%, 4%)(*)                 4%)
DCA Advantage Plan                      Yes                      Yes                      No                       Yes
                                (6 month accounts)       (6, 12 and 18 month                                 (6 and 12 month
                                                              accounts)                                         accounts)
Interest Sweep                          Yes                      Yes                      No                       Yes
Premium Credit                          Yes                      No                       No                       No
Fixed Account                           Yes                      Yes                      Yes                      Yes
                                                         (1% additional rate
                                                         credited to monies
                                                       deposited directly into
                                                         the Fixed Account)
Total Separate Account                 1.60%                    1.40%                    1.55%                    1.85%
Charges (mortality and
expense risk and
administration fees)
Annual Policy Service Charge            $30                      $30                    $40(*)                     $50
Minimum Cash Value Required          $100,000                  $20,000                  $50,000                 $100,000
to Waive Annual Policy
Service Charge

   All policies and features may not be available in all states.

* May be different in some states.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs and Inherited IRAs;

     (3) Section 457 Deferred Compensation Plans; and

     (4) Section 403(a) annuities.

     Please see "FEDERAL TAX MATTERS" for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features that may not be available in these other types of investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan balance, partial withdrawals, surrender charges on those partial withdrawals, and Credits applied within the 12 months immediately preceding death;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive a guaranteed amount of monthly income for life after the first Policy Year;

     (5) two riders (an Unemployment Benefit Rider and a Living Needs Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider.

     (6) an optional Investment Protection Plan Rider, which allows you to surrender the policy and receive an amount equal to the greater of the policy's Accumulation Value or the amount guaranteed under the rider.

     (7) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Account to the Investment Divisions under the policy;

     (8) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the sole primary Beneficiary; and

     (9) an optional Enhanced Beneficiary Benefit Rider and Enhanced Spousal Continuance Rider which allows you to increase your death benefit by a percentage of the Gain in the policy.

These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application with a registered representative. The application will be sent along with your initial premium payment to NYLIAC. In addition, in states where permitted, you can also instruct a broker-dealer with whom NYLIAC has entered into an agreement to forward the initial premium payment along with a Policy Request to us. If the application or Policy Request supplied by a broker-dealer is complete and accurate, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application or Policy Request is incomplete or inaccurate, we will contact you or the broker-dealer providing the application or Policy Request and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. YOU ARE ENCOURAGED TO SEND SUBSEQUENT PREMIUM PAYMENTS DIRECTLY AS INDICATED IN THE RESPONSE TO QUESTION 17.

     If we issue your policy based on a Policy Request, we will require you to provide to us either a signed acknowledgement of the information contained in the Policy Request in a form acceptable to us, or, where required by applicable state law or regulation, a signed application form. Also policy transactions may not be made unless the Beneficiary designation or transaction request is signature guaranteed. Upon receipt of the signed acknowledgement or application form, the Beneficiary will be specified under the policy and we will process transactions requested with respect to the policy without requiring a signature guarantee.

     We will allocate initial premium payments directly to the Investment Divisions, the Fixed Account or the DCA Advantage Plan Account in accordance with your initial allocation instructions. We will allocate subsequent premium payments in accordance with your most recent instructions on file with us.

     You may allocate the initial premium payments and thereafter, you may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Account inclusively, plus the Fixed Account. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received at MainStay Annuities--Client Services. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made. However, any change to the policy's allocations may not result in the Accumulation Value being allocated to more than 18 Investment Divisions and the DCA Advantage Plan Account inclusively, plus the Fixed Account.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of $2,000 or such lower amount as we may permit at any time or by any method NYLIAC makes available. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. You may make additional premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     CREDIT(1)

     We will apply a Credit to your Accumulation Value at the time of each premium payment. The Credit is calculated as a percentage of each premium payment. The percentage will depend on the Credit Rate schedule then in effect, and will never be less than 2 percent. The Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy ("Total Accumulated Premiums"). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Credits applied to such payments using the Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Credit amounts resulting from such adjustments as of the date we receive the later premium payment. As of the date of this prospectus, the Credit Rate schedule is as follows:

               CREDIT RATE SCHEDULE
---------------------------------------------------
                                     CREDIT RATE
                                   (AS A % OF EACH
   TOTAL ACCUMULATED PREMIUMS      PREMIUM PAYMENT)
--------------------------------   ----------------
                      but less
     at least             than
   ----------       ----------
      minimum       $   50,000           3.00%
   $   50,000       $  100,000           3.25%
   $  100,000       $  500,000           4.50%
   $  500,000       $1,000,000           5.00%
   $1,000,000*      $2,500,000           5.00%
   $2,500,000*      $5,000,000           5.00%
   $5,000,000*       unlimited           5.00%

---------------
* Total Accumulated Premiums in excess of up to $1,000,000 are subject to prior approval. (See "Policy Application and Premium Payments.")

     With notice to you, in our sole discretion, we may change both the Credit Rates and the Total Accumulated Premiums brackets applicable to future premium payments under your policy. Subsequent premium payments will receive the Credit Rate then in effect for the applicable bracket. In setting the Credit Rates and associated brackets, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC's competitive position in the market place.

     We will deduct the amount of the Credit from the amount returned to you if you cancel your policy within the Free-Look period. (See "YOUR RIGHT TO CANCEL ("FREE LOOK").") Also in states where permitted, we will deduct from the death benefit proceeds any Credit applied within the 12 months immediately preceding the death of the owner or Annuitant. (See "DEATH BEFORE ANNUITY COMMENCEMENT.")

     Credits are allocated to the same Allocation Alternatives based on the same percentages used to allocate your premium payments. We do not consider Credits to be premium payments for purposes of any discussion in this prospectus. Credits are also not considered to be your investment in the policy for tax purposes.

     Fees and charges for a policy with a Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Separate Account charge to help recover the cost of providing the Credit under the policy. (See "CHARGES AND DEDUCTIONS.") Over time, the amount of the Credit may be more than offset by those higher charges. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Credit may exceed the sum of the Credit and any related earnings. You should consider this possibility before purchasing the policy.

---------------
(1) For single premium policies, "Credit" is modified as indicated in Appendix 1 to this Prospectus.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the Business Day we receive the policy, less the Credit, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the Business Day we receive the policy, less the Credit, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 80. We will accept additional premium payments if neither you nor the Annuitant is older than age 80, unless we agree otherwise. For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant.

     We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 80 (0-80 for Inherited IRAs). We will accept additional premium payments if you are not older than age 80, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the DCA Advantage Plan Account. Transfers made from the DCA Advantage Plan Account to the Investment Divisions are subject to different limitations (See "THE DCA ADVANTAGE PLAN.") Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan, the minimum amount that you may transfer from an Investment Division is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "THE FIXED ACCOUNT.")

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "PROCEDURES FOR TELEPHONE TRANSACTIONS.") Faxed requests are not acceptable unless we agree otherwise. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "DELAY OF PAYMENTS.") Transfers may be limited in connection with Third Party Investment Advisory Arrangements.

     (a) Limits on Transfers.

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policy owners. Any modification could be applied to transfers to or from some or all of the Investment Divisions and could include, but not be limited to, not accepting a transfer request from any person, asset allocation and/or market timing services made on behalf of policy owners and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policy owners.

     Currently, we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $5 million of the corresponding portfolio's total assets.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted by the Fund for any reason.

     PROCEDURES FOR TELEPHONE TRANSACTIONS

     You may authorize us to accept telephone instructions from you or other persons you designate for the following types of transactions: premium allocations, transfers among Allocation Alternatives and/or the DCA Advantage Plan, partial withdrawals, periodic partial withdrawals, traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, or to reset or cancel the Investment Protection Plan. You can elect this feature by completing and signing a Telephone Authorization form. Telephone Authorization may be elected, changed or canceled at any time. You, or other persons you designate, may effect telephone transactions by speaking with a service representative at (800) 762-6212. Furthermore, we will confirm all telephone transactions in writing.

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same day processing. We will process requests received after 4:00 p.m. Eastern Time on the next Business Day.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC also offers the DCA Advantage Plan under which you may utilize a 6-month DCA Account. (See "THE DCA ADVANTAGE PLAN.") We do not count transfers under Dollar Cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging Program.

     We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Growth Equity Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


                AMOUNT            ACCUMULATION         ACCUMULATION UNITS
              TRANSFERRED         MUNIT VALUE              PURCHASED
  1              $100                $10.00                  10.00
  2              $100                $ 8.00                  12.50
  3              $100                $12.50                   8.00
  4              $100                $ 7.50                  13.33
Total            $400                $38.00                  43.83

                  The average unit price is calculated as follows:

   Total share price           $38.00
-----------------------     =  ------    =  $9.50
    Number of months             4

                   The average unit cost is calculated as follows:

  Total amount transferred         $400.00
----------------------------    =  -------    =  $9.13
   Total units purchased            43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $5,000 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing or by telephone (see "PROCEDURES FOR TELEPHONE TRANSACTIONS") no later than one week prior to the date the transfers are to begin.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request or by telephone (see "PROCEDURES FOR TELEPHONE TRANSACTIONS.") NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month DCA Advantage Plan Account when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You must allocate a minimum of $5,000 to the DCA Advantage Plan Account. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or 1-Year Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Account. You must specify the Investment Divisions into which transfers from the DCA Advantage Plan Account are to be made. However, you may not select the DCA Advantage Plan Account if its duration would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Account will be transferred to the Investment Divisions in 6 monthly transfers. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of the DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may not have more than one DCA Advantage Plan Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Plan Account that is already open will be allocated to that same DCA Advantage Plan Account. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 6-month DCA Advantage Plan Account under which the 6-month term will end on December 31, 2002 and you make a subsequent premium payment to the 6-month DCA Advantage Plan Account before December 31, 2002, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Plan Account already opened and transfer the entire value of the 6-month DCA Advantage Plan Account to the Investment Divisions by December 31, 2002 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 6-month period.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Account. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     You cannot make transfers into the DCA Advantage Plan Account from any Allocation Alternative.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. The minimum Variable Accumulation Value required to elect this option is $5,000. There is no minimum amount which you must allocate among the Investment Divisions under this option. There is no charge imposed for the Automatic Asset Reallocation option.

     You can cancel the Automatic Asset Reallocation option at any time in a written request or by telephone. (See "PROCEDURES FOR TELEPHONE TRANSACTIONS.") NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers. The minimum Fixed Accumulation Value required to elect this option is $5,000, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). There is no charge imposed for the Interest Sweep option.

     You may request the Interest Sweep option in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     YOU MAY NOT TRANSFER MORE THAN 20% of the Fixed Accumulation Value at the beginning of the Policy Year from the Fixed Account to the Investment Divisions during a Policy Year. (See "THE FIXED ACCOUNT--TRANSFERS TO INVESTMENT DIVISIONS.") If an Interest Sweep option transfer would cause more than 20% of the Fixed Accumulation Value at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and the Interest Sweep option will be automatically suspended.

     You can cancel the Interest Sweep option at any time in a written request or by telephone (see "PROCEDURES FOR TELEPHONE TRANSACTIONS.") We may also cancel this option if the Fixed Accumulation Value is less than $5,000, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $100 (or such lower amount as we may permit). You may also allocate all or a portion of each premium payment to the DCA Advantage Plan Account. The minimum amount that you may allocate to the DCA Account is $5,000. (See "THE DCA ADVANTAGE PLAN.") We will allocate the initial premium payment to the Allocation Alternatives and/or the DCA Advantage Plan Account you have specified within two Business Days after receipt. We will allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Account at the close of the Business Day on which they are received at MainStay Annuities -- Client Services. We will apply Credits to the same Allocation Alternatives and/or the DCA Advantage Plan Account based on the same percentages used to allocate your premium payments.

     We will credit that portion of each premium payment (and any Credit thereon) you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation

Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNT" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     At no additional charge, we include two riders under the policy: an Unemployment Benefit rider, for Non-Qualified, IRA and Roth IRA and Inherited IRA policies, and a Living Needs Benefit rider, for all types of policies. As described in the following page, these riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan Rider,* described below, which is available at an additional cost. The Enhanced Beneficiary Benefit Rider is optional and available at an additional cost. You elect the EEB Rider at the time of application. If your spouse is the sole primary Beneficiary, your policy will also include the Enhanced Spousal Continuance Rider at no extra charge. Each of the riders is available only in those states where it has been approved. Please consult with your registered representative regarding the availability of these riders in your state.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for the disability provision of this benefit, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the benefit once you begin collecting social security retirement benefits. There is no additional charge for this rider.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA, Roth IRA, and inherited IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable State's Department of Labor indicating that you qualify for, and are receiving, unemployment benefits. There is no additional charge for this rider.

     (c) Investment Protection Plan Rider (optional)

     THE INVESTMENT PROTECTION PLAN RIDER IS AVAILABLE ONLY IN STATES WHERE APPROVED. If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment and Credit thereon plus any additional premium payments and Credits thereon we receive in the first Policy Year, less all proportional withdrawals. Premium payments made after the first Policy

---------------

* In Oregon, this rider is called the Accumulation Value Protection Plan.

          Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE" and "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.")

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.") The cancellation will be effective on the date we receive your request.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) a Credit of $4,500 is applied to your policy;

          (4) no additional premium payments are made;

          (5) a withdrawal of $20,000 is made in the eighth Policy Year;

          (6) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (7) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $104,500. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000) x $104,500 = $26,125

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($104,500 - $26,125) = $78,375. If this policy is surrendered in the tenth Policy Year, the policy owner receives $78,375 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     The EBB Rider is available only at the time of application, in jurisdictions where approved. The EBB Rider is not available if the oldest owner or Annuitant is over age 75 at the time of application. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. Currently, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                     RANGE OF
                  OR ANNUITANT                                 APPLICABLE PERCENTAGES
              -------------------                              ----------------------
70 or younger                                     Not less than 40% nor greater than 60%
71 to 75 inclusive                                Not less than 20% nor greater than 40%

     When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. The current applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (See "THE POLICIES" -- Riders -- Enhanced Spousal Continuance Rider), 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed below in THE POLICIES--Riders--Enhanced Spousal Continuance Rider, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. You cannot cancel this Rider without surrendering your policy.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The Rider is elected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

     Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application (see above), your policy will, subject to availability, also include the ESC Rider at no charge. The ESC Rider will not be included on policies sold in connection with Section 403(b) tax-sheltered annuities.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. You will forfeit any benefits under the EBB Rider if you elect to receive Income

Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to MainStay Annuities Dept., Madison Square Station, P.O. Box 732, New York, NY 10010 or call 1-800-762-6212.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under federal securities laws or by any other applicable law or regulation. Please review this report carefully. If you believe it contains an error, please notify us immediately. To correct an error, you must call it to our attention within 10 days of the date of the statement.

                           CHARGES AND DEDUCTIONS(1)

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Account is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Account.

     The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first four Payment Years following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                                                              SURRENDER CHARGE
                                                              ----------------
1...........................................................         8%
2...........................................................         8%
3...........................................................         8%
4...........................................................         8%
5...........................................................         7%
6...........................................................         6%
7...........................................................         5%
8...........................................................         4%
9+..........................................................         0%

     In no event will the aggregate Surrender Charge applied under the policy exceed eight and one half percent (8.5%) of the total Premium Payments.

---------------
(1) For single premium policies, surrender charges are modified as indicated in Appendix 1 of this Prospectus.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last policy anniversary; (ii) 10% of the Accumulation Value at the time of surrender or withdrawal or (iii) the Accumulation Value less accumulated premium payments.

          (b) if NYLIAC cancels the policy;

          (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

          (d) when you select an Income Payment option in any Policy Year after the first Policy Year;

          (e) when a required minimum distribution as calculated by NYLIAC is made under a Qualified Policy (this amount will, however, count against the first exception described above); and

          (f) on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

          (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider.

     OTHER CHARGES

     (a) Separate Account Charge

     Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks we assume under the policies and for providing policy administration services. On an annual basis, the charge equals 1.60% of the average daily net asset value of the Separate Account. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Credit.

     (b) Policy Service Charge

     We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary or date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary and date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Investment Protection Plan Rider Charge (optional)

     If you selected the Investment Protection Plan, we will deduct a charge on the first Business Day on each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER.") We will deduct the charge from each Allocation Alternative and the DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. The current charge for this Rider is 0.25% of the amount that is guaranteed, applied on a quarterly basis (0.0625% per quarter).

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (d) Rider Risk Charge Adjustment* (optional)

     If you cancel the Investment Protection Plan, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER.") We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

     (e) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     (f) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus.

     (g) Transfer Fees

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging and Automatic Asset Reallocation option do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

---------------
* The Rider Risk Charge does not apply to policies issued in Oregon. For Oregon policies, please disregard all references to the Rider Risk Charge Adjustment throughout this Prospectus.

     We will make any reductions according to our rules in effect when a request for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                       DISTRIBUTIONS UNDER THE POLICY(1)

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request to MainStay Annuities -- Client Services. In addition, you may request partial withdrawals and periodic partial withdrawals by telephone. (See "PROCEDURES FOR TELEPHONE TRANSACTIONS.") The amount available for withdrawal is the Accumulation Value at the end of the Business Day during which we receive the written or telephonic surrender or withdrawal request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct, and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect an Income Payment method. (See "INCOME PAYMENTS.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Account, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may

---------------
(1) For single premium policies, this Section is modified as indicated in Appendix 1 of this Prospectus.

be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Account, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not elect to receive periodic partial withdrawals from the DCA Advantage Plan Account.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION

     For IRAs and IRA SEPs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible annuity commencement date is the first Policy Anniversary. You may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. The latest possible annuity commencement date is the annuitant's 90(th) birthday. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greatest of:

     (a) The Accumulation Value, less any outstanding loan balances, less Credits applied within the 12 months immediately preceding death (in states where permitted);

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals, less any rider charges; or

     (c) the "reset value" plus any additional premium payments and Credits made since the most recent "Reset Anniversary," unless the Credits occur within the immediately preceding 12 months of death (in states where permitted), less any outstanding loan balance, "proportional withdrawals" made since the most recent Reset Anniversary, any surrender charges applicable to such "proportional withdrawals", and any rider charges since the last Reset Anniversary.

     We recalculate the reset value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the first Policy Anniversary, we calculate the reset value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, plus any premium Credits less any proportional withdrawals, surrender charges on those withdrawals, less any rider charges. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the reset value on the prior Reset Anniversary, plus any premium payments and premium Credits since the prior Reset Anniversary, less any proportional withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new reset value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by (a) the total of the premiums payments made to the policy prior to the withdrawal, less any proportional withdrawals previously processed and surrender charges on those withdrawals, during the first policy year; or (b) the reset value as of the last Policy Anniversary plus any additional premium payments made since the last Policy Anniversary, less any proportional withdrawals made since the last Policy Anniversary and surrender changes on those withdrawals, in the second and subsequent policy years.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) a credit of $9,000 is applied to your policy;

     (3) the Accumulation Value immediately preceding the withdrawal is $250,000;

     (4) a $20,000 withdrawal is made after the second Policy Anniversary;

     (5) the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

     (6) you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

     The death benefit is the greatest of:

        (a) Accumulation Value: $175,000

        (b) Premium payments less any partial withdrawals: $180,000 ($200,000 - $20,000); or

        (c) Reset value -- the greater of:

          a) Current Accumulation Value: $175,000; and

          b) Last Reset Value, plus premiums, less withdrawals. That is:

             $220,000 + $0 - ($20,000/$250,000 X $220,000)

             = $220,000 - (0.08 X $220,000)

             = $220,000 - $17,600

             = $202,400

     In this example, your Beneficiary(ies) would receive $202,400.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals and surrender charges on such withdrawals, less any rider charges), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and the DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "INCOME PAYMENTS.")

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner and,
(b) if you were the Annuitant, as the Annuitant. If a policy is jointly owned, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. (See "ANNUITY PAYMENTS" in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. At any time before the Annuity Commencement Date, you may change the Income Payment option or request any other method of payment we agree to. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment Option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment Options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request unless:

          1. The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, or trading on the NYSE is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission ("SEC");

          3. The SEC permits a delay for the protection of security holders; or

          4. The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     For the same reasons, we will delay transfers among the Investment Divisions and from the Separate Account to the Fixed Account.

     We may also delay payments of any amount due from the Fixed Account and/or the DCA Program. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Program. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     DESIGNATION OF BENEFICIARY

     You may name, in a written form acceptable to us, one or more Beneficiaries. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     For policies issued through a Policy Request, the Beneficiary will be the policy owner or his/her estate until the Beneficiary is designated as described under "Policy Application and Premium Payments."

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     Under 403(b) Tax Sheltered Annuities, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. A minimum Accumulation Value of $5,000 must remain in the policy. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Account on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Account to secure the loan with the minimum guaranteed interest rate of 3%. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate plus 1%. We will credit the money being held in the Fixed Account to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate of 3%. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least 3% to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Credit thereon, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy Year.

          2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining value in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or the DCA Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "PROCEDURES FOR TELEPHONE TRANSACTIONS.")

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

                         THE DCA ADVANTAGE PLAN ACCOUNT

     Like the Fixed Account, the DCA Advantage Plan Account is also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Account is not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Account" equally applies to the DCA Advantage Plan Account.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Plan Account. We will never declare less than a 3% annual effective rate. Premium payments into the DCA Advantage Plan Account and any Credit thereon will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received as distributions from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about use of the policies with the various types of qualified plans. Policy owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(a) Plans. Under Section 403(a) of the Code, payments made by employers to purchase annuity contracts, which meet certain requirements, for their employees are excludible from the gross income of the employee. Any amounts distributed to the employees under such annuity contracts are taxable to them in the years in which distributions are made.

          (b) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (c) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (d) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (e) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

          (f) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the principal underwriter and the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 6%. A portion of this amount is paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
  MainStay VP Cash Management Investment Division...........    2
  MainStay VP Government, MainStay VP High Yield Corporate
     Bond and MainStay VP Bond Investment Division Yields...    3
  Average Annual Total Return...............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS.........................................    5
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    5
  Tax Status of the Policies................................    5
DISTRIBUTOR OF THE POLICIES.................................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
EXPERTS.....................................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

 How to obtain a MainStay Premium Plus Variable Annuity Statement of Additional
                                  Information.

               Call (800) 762-6212 or send this request form to:

                            MainStay Annuities Dept.
                            Madison Square Station
                            P.O. Box 732
                            New York, NY 10010

--------------------------------------------------------------------------------

Please send me a MainStay Premium Plus Variable Annuity Statement of Additional
                                  Information
                               dated May 1, 2002

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                 State                       Zip

                                   APPENDIX 1

                          PROSPECTUS DATED MAY 1, 2002

     NYLIAC is offering in the States of Alabama, Maryland, Massachusetts, New Jersey, New York, Oregon, South Carolina, and Washington an individual single premium version of the MainStay Premium Plus Variable Annuity policies. This Appendix modifies the May 1, 2002 Prospectus for the Policies to describe the single premium version of the policies.

     All capitalized terms have the same meaning as those in the Prospectus.

     The principal differences between the single premium version and the flexible premium version of the policies are as follows. Under the single premium policies:

     (1) You can only make one premium payment;

     (2) There is a lower surrender charge; and

     (3) The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies.

     Accordingly, for single premium policies, the Prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

     When reading this Appendix together with the prospectus, keep in mind that only one premium payment is permitted under the single premium policies and only one Credit will be applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Credits thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Credits thereon) should be read to mean an allocation of the premium or any portion thereof (and any Credit thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy. The Credit Rate is shown on the Policy Data Page of your policy.

     In addition, on page 3, replace the definition of "Credit" with the following:

        CREDIT--An amount we will apply to your Accumulation Value at the time of your premium payment. The Credit is calculated as a percentage ("Credit Rate") of the premium payment.

     Replace all references to "Payment Year" throughout the Prospectus with "Policy Year," and delete the definition of "Payment Year."

     Replace question "6" on page 11 with the following:

     6. WHAT IS THE MINIMUM AND MAXIMUM PREMIUM PAYMENT?

          Unless we permit otherwise, the minimum premium payment is $5,000. The maximum premium payment we accept is up to $1,000,000 without prior approval. For Qualified policies, you may not make a premium payment in excess of the amount permitted by law for the plan.

II. SURRENDER CHARGE

     Under the single premium policies, the surrender charge is as follows:

                                                              SURRENDER
                        POLICY YEAR                            CHARGE
                        -----------                           ---------
1...........................................................   8%
2...........................................................   8%
3...........................................................   7%
4...........................................................   6%
5...........................................................   5%
6...........................................................   4%
7...........................................................   3%
8...........................................................   2%
9+..........................................................   0%

     Therefore, all references in the Prospectus to the surrender charge, such as in the "Fee Table" on page 5, under question "5." on page 10, under "Selecting the Variable Annuity That's Right for You" on page 21, and under "Charges and Deductions--Amount of Surrender Charge" on page 33, are modified accordingly. Please remember this Appendix lowers only the surrender charge for the single premium version of the policies. All other fees and charges described in the Prospectus remain unchanged.

     Also, as a result of the lower surrender charge under the single premium policies, the first expense example in the Fee Table on page 8 is modified as follows:

        You would pay the following expenses on a hypothetical $1,000 investment in each of the Investment Divisions listed, assuming a 5% annual return on assets:

     1. If you surrender your policy at the end of the stated time period:

                                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
MainStay VP Bond............................................  $ 96.48   $137.72   $170.40   $255.00
MainStay VP Capital Appreciation............................  $ 97.53   $140.89   $175.80   $266.39
MainStay VP Cash Management.................................  $ 96.68   $138.30   $171.39   $257.08
MainStay VP Convertible.....................................  $ 97.91   $142.04   $177.75   $270.50
MainStay VP Equity Income...................................  $100.48   $149.78   $190.86   $297.82
MainStay VP Government......................................  $ 97.24   $140.02   $174.32   $263.28
MainStay VP Growth Equity...................................  $ 96.30   $137.14   $169.42   $252.91
MainStay VP High Yield Corporate Bond.......................  $ 97.06   $139.45   $173.36   $261.23
MainStay VP Indexed Equity..................................  $ 95.05   $133.38   $163.01   $239.27
MainStay VP International Equity............................  $102.18   $154.91   $199.49   $315.62
MainStay VP Small Cap Growth................................  $103.32   $158.32   $205.23   $327.33
MainStay VP Total Return....................................  $ 97.15   $139.74   $173.84   $262.26
MainStay VP Value...........................................  $ 97.62   $141.17   $176.28   $267.42
MainStay VP American Century Income & Growth................  $ 99.90   $148.06   $187.95   $291.80
MainStay VP Dreyfus Large Company Value.....................  $100.95   $151.21   $193.27   $302.81
MainStay VP Eagle Asset Management Growth Equity............  $ 99.14   $145.77   $184.07   $283.74
MainStay VP Lord Abbett Developing Growth...................  $101.80   $153.77   $197.58   $311.69
Alger American Small Capitalization.........................  $100.28   $149.20   $189.87   $295.81
Calvert Social Balanced.....................................  $ 99.90   $148.06   $187.95   $291.80
Dreyfus IP Technology Growth................................  $ 99.81   $147.77   $187.46   $290.80
Fidelity VIP II Contrafund()(R).............................  $ 98.00   $142.32   $178.22   $271.51
Fidelity VIP Equity-Income..................................  $ 97.06   $139.45   $173.36   $261.23
Janus Aspen Series Balanced.................................  $ 97.82   $141.76   $177.26   $269.48
Janus Aspen Series Worldwide Growth.........................  $ 98.09   $142.61   $178.72   $272.56

                                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                              -------   -------   -------   --------
MFS()(R) Investors Trust Series.............................  $100.10   $148.64   $188.92   $293.81
MFS()(R) Research Series....................................  $100.10   $148.64   $188.92   $293.81
MFS()(R) Utilities Series...................................  $100.38   $149.49   $190.37   $296.83
Neuberger Berman AMT Mid-cap Growth.........................  $100.19   $148.92   $189.39   $294.81
T. Rowe Price Equity Income.................................  $ 99.62   $147.20   $186.49   $288.78
Van Eck Worldwide Hard Assets...............................  $102.76   $156.63   $202.37   $321.49
Van Kampen UIF Emerging Markets Equity......................  $111.69   $183.09   $246.37   $408.92

     Also, as a result of the lower surrender charge under the single premium policies, on pages 14, 15 and 16, the Average Annual Total Returns (if surrendered) for the 1 Year, 3 Year and 5 Year periods ended December 31, 2001 are modified as follows:

                                                            MAINSTAY VP    MAINSTAY VP                 MAINSTAY VP
                                              MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP     EQUITY      MAINSTAY VP
           INVESTMENT DIVISIONS:                 BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE     INCOME      GOVERNMENT
           ---------------------              -----------   ------------   -----------   -----------   -----------   -----------
         PORTFOLIO INCEPTION DATE:            1/23/84        1/29/93       1/29/93       10/1/96        7/2/01       1/29/93
--------------------------------------------
    INVESTMENT DIVISION INCEPTION DATE:
    -----------------------------------         7/10/00       7/10/00        7/10/00       7/10/00       7/2/01        7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
--------------------------------------------
1 Year......................................     -0.21%        -29.88%        -5.17%       -10.66%           --         -2.61%
3 Year......................................      1.86%         -8.42%         1.05%         5.91%           --          1.68%
5 Year......................................      4.66%          5.46%         2.50%         7.26%           --          4.50%
Since Portfolio Inception...................      7.55%         10.12%         3.06%         7.76%        -8.89%         4.70%
Since Investment Division Inception.........      3.02%        -29.68%        -2.41%       -17.48%        -7.54%         1.72%

         PORTFOLIO INCEPTION DATE:            1/23/84        5/1/95
--------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
--------------------------------------------
1 Year......................................    -24.28%        -4.18%
3 Year......................................     -2.37%        -0.14%
5 Year......................................      8.36%         2.74%
Since Portfolio Inception...................     10.58%         5.94%
Since Investment Division Inception.........    -21.12%        -9.24%

                                                                                                                      MAINSTAY VP
                                                                                                                       AMERICAN
                                              MAINSTAY VP    MAINSTAY VP    MAINSTAY VP   MAINSTAY VP                   CENTURY
                                                INDEXED     INTERNATIONAL    SMALL CAP       TOTAL      MAINSTAY VP    INCOME &
           INVESTMENT DIVISIONS:                EQUITY         EQUITY         GROWTH        RETURN         VALUE        GROWTH
           ---------------------              -----------   -------------   -----------   -----------   -----------   -----------
         PORTFOLIO INCEPTION DATE:            1/29/93         5/1/96         7/2/01       1/29/93        5/1/95        5/1/98
--------------------------------------------
    INVESTMENT DIVISION INCEPTION DATE:
    -----------------------------------         7/10/00       7/10/000        7/2/01        7/10/00       7/10/00       7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
--------------------------------------------
1 Year......................................    -19.74%         -21.48%           --        -18.44%        -8.31%       -16.44%
3 Year......................................     -4.92%          -6.94%           --         -3.70%         3.41%        -4.97%
5 Year......................................      7.96%           0.60%           --          5.91%         5.26%           --
Since Portfolio Inception...................     11.35%           2.92%       -12.11%         8.44%         9.65%        -1.68%
Since Investment Division Inception.........    -19.54%         -19.34%       -12.10%       -21.78%        -2.36%       -18.14%

         PORTFOLIO INCEPTION DATE:             5/1/98        5/1/98
--------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
--------------------------------------------
1 Year......................................    -12.79%       -23.80%
3 Year......................................     -0.99%         3.71%
5 Year......................................        --            --
Since Portfolio Inception...................     -0.08%         7.90%
Since Investment Division Inception.........     -6.96%       -28.72%

                                                 MAINSTAY VP       ALGER
                                                 LORD ABBETT      AMERICAN      CALVERT    DREYFUS IP
                                                 DEVELOPING        SMALL         SOCIAL    TECHNOLOGY    FIDELITY VIP
             INVESTMENT DIVISIONS:                 GROWTH      CAPITALIZATION   BALANCED     GROWTH       CONTRAFUND*
             ---------------------               -----------   --------------   --------   ----------    ------------
           PORTFOLIO INCEPTION DATE:              5/1/98        9/21/88         9/2/86     8/31/99        1/3/95
-----------------------------------------------
      INVESTMENT DIVISION INCEPTION DATE:
      -----------------------------------          7/10/00        7/10/00       7/10/00      7/2/01         7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
-----------------------------------------------
1 Year.........................................    -15.37%         -35.63%       -15.01%     -38.93%        -19.86%
3 Year.........................................     -3.97%         -13.04%        -3.31%         --          -3.11%
5 Year.........................................        --           -3.53%         4.64%         --           7.98%
Since Portfolio Inception......................     -5.42%           9.92%         7.59%     -14.90%         13.73%
Since Investment Division Inception............    -16.54%         -38.05%       -17.44%      -6.89%        -17.17%


           PORTFOLIO INCEPTION DATE:              10/9/86       9/13/93       9/13/93
-----------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
-----------------------------------------------
1 Year.........................................     -13.20%       -12.93%       -29.17%
3 Year.........................................      -0.71%         1.84%        -1.32%
5 Year.........................................       6.92%        11.70%         8.66%
Since Portfolio Inception......................      10.21%        12.50%        13.92%
Since Investment Division Inception............      -6.39%       -11.68%       -30.60%

                                                                                                                          VAN
                                                 MFS(R)                             NEUBERGER    T. ROWE    VAN ECK    KAMPEN UIF
                                                INVESTORS    MFS(R)     MFS(R)       BERMAN       PRICE    WORLDWIDE    EMERGING
                                                  TRUST     RESEARCH   UTILITIES   AMT MID-CAP   EQUITY      HARD       MARKETS
            INVESTMENT DIVISIONS:                SERIES      SERIES     SERIES       GROWTH      INCOME     ASSETS       EQUITY
            ---------------------               ---------   --------   ---------   -----------   -------   ---------   ----------
          PORTFOLIO INCEPTION DATE:             10/9/95     7/26/95    1/3/95      11/3/97       3/31/94   9/1/89      10/1/96
---------------------------------------------
     INVESTMENT DIVISION INCEPTION DATE:
     -----------------------------------         7/10/00    7/10/00     7/2/01       7/2/01      7/10/00    7/10/00     7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year.......................................    -23.24%     -28.08%    -30.79%      -30.92%      -7.34%    -18.21%      -14.60%
3 Year.......................................     -7.17%      -6.01%     -1.76%       -1.28%       2.10%      2.63%       -0.21%
5 Year.......................................      4.78%       3.64%      8.06%          --        8.21%     -6.28%       -5.68%
Since Portfolio Inception....................      8.67%       7.75%     12.73%       11.88%      12.60%      1.51%       -5.69%
Since Investment Division Inception..........    -19.96%     -30.23%    -22.54%       -6.76%       0.49%    -11.68%      -31.04%

     Also, replace the third paragraph under "Charges and Deductions--Surrender Charges," on page 33, with the following:

        The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time the premium payment or portion thereof is in your policy before it is withdrawn. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Policy Years is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Policy Year, until the eighth Policy Year, after which no charge is made.

III. MAINTENANCE OF POLICY VALUE/LAPSE

     Replace the paragraph under question "8." on page 12 and under "Distributions Under the Policy--Our Right to Cancel" on page 37 with the following:

        If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy to less than $2,000, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     Replace the heading of question "8." on page 12 with: "8. MAY WE TERMINATE YOUR POLICY?"

IV. MINIMUM PREMIUM PAYMENT

     Replace the first sentence of the fourth paragraph under "Policy Application and Premium Payments" on page 23 with the following:

        Unless we permit otherwise, the minimum premium payment is $5,000 for both Qualified and Non-Qualified Policies.

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2002
                                      FOR
                     MAINSTAY PREMIUM PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current MainStay Premium Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current MainStay Premium Plus Variable Annuity Prospectus dated May 1, 2002. You may obtain a copy of the Prospectus by calling MainStay Annuities at (800) 762-6212 or writing to MainStay Annuities Dept., Madison Square Station, P.O. Box 732, New York, New York 10010 Attn: Client Services. Terms used but not defined in this SAI have the same meaning as in the current MainStay Premium Plus Variable Annuity Prospectus.

     If approved for sale in the specific state, NYLIAC is offering in the states of Alabama, Maryland, Massachusetts, New Jersey, New York, Oregon, South Carolina, and Washington an individual single premium version of the MainStay Premium Plus Variable Annuity policies. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the policies.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (21)...........................................    2
     Valuation of Accumulation Units (29)...................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
     MainStay VP Cash Management Investment Division........    2
     MainStay VP Government, MainStay VP High Yield
       Corporate Bond and MainStay VP Bond Investment
       Division Yields......................................    3
     Average Annual Total Return............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS (42)....................................    5
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    5
     Tax Status of the Policies.............................    5
DISTRIBUTOR OF THE POLICIES (44)............................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
EXPERTS.....................................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

---------------

* (Numbers in parentheses refer to page numbers of corresponding sections of the current MainStay Premium Plus Variable Annuity Prospectus.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

          (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charges deducted from the applicable
             Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.60% of the daily net asset value of the Separate Account. (See "Other Charges.")

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash

Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT, MAINSTAY VP HIGH YIELD CORPORATE BOND AND MAINSTAY VP BOND INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

----                        YIELD = 2[(a-b+1)(6)-1]
                                                                  cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 8% to 0% of the premium payments withdrawn depending on the elapsed time since the relevant premium payment was made.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return (if surrendered) figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized". The average annual total return (no surrender) figures are all considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's, and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options.") If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General.")

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors") is the distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 6%. A portion of this amount is paid as commissions to registered representatives.

     For the years ending December 31, 2000 and 2001, NYLIAC paid commissions of $1,894,220 and $7,830,933, respectively, none of which was retained by NYLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                                    EXPERTS

     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and the statements of income, of stockholder's equity and of cash flows for the three years in the period ended December 31, 2001 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                                   APPENDIX 1

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2002

     NYLIAC is offering in the States of Alabama, Maryland, Massachusetts, New Jersey, New York, Oregon, South Carolina, and Washington an individual single premium version of the MainStay Premium Plus Variable Annuity policies. This Appendix modifies the May 1, 2002 Statement of Additional Information ("SAI") for the policies to describe the single premium version of the policies.

     When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Credit will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the statement of additional information to premium payments in the plural (and any Credits thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

Series I Policies:         LifeStages(R) Variable Annuity
                           LifeStages(R) Flexible Premium Variable
                           Annuity
                           MainStay Plus Variable Annuity

Series II Policies:        LifeStages(R) Access Variable Annuity
                           MainStay Access Variable Annuity

Series III Policies:       LifeStages(R) Premium Plus Variable Annuity
                           MainStay Premium Plus Variable Annuity
                           AmSouth Premium Plus Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001


                                                               MAINSTAY VP      MAINSTAY VP
                                                                 CAPITAL            CASH         MAINSTAY VP
                                                               APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $568,441,308     $309,049,808     $155,818,927

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................      2,163,680        1,144,303          569,011
                                                               ------------     ------------     ------------
      Total net assets......................................   $566,277,628     $307,905,505     $155,249,916
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $553,783,261     $260,067,316     $144,131,486
    Series II Policies......................................      1,333,308       16,214,187        1,733,429
    Series III Policies.....................................     11,161,059       31,624,002        9,385,001
                                                               ------------     ------------     ------------
      Total net assets......................................   $566,277,628     $307,905,505     $155,249,916
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      19.03     $       1.27     $      15.36
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       7.17     $       1.05     $       8.71
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       6.55     $       1.04     $       8.34
                                                               ============     ============     ============
Identified Cost of Investment...............................   $751,137,941     $309,048,956     $181,292,668
                                                               ============     ============     ============


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 INDEXED         SMALL CAP          EQUITY
                                                                  EQUITY           GROWTH           INCOME
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $668,537,395     $ 13,287,615     $ 19,076,216

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................      2,522,102           36,005           57,224
                                                               ------------     ------------     ------------
      Total net assets......................................   $666,015,293     $ 13,251,610     $ 19,018,992
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $647,390,700     $  7,456,329     $ 12,587,672
    Series II Policies......................................      1,825,748          268,450          108,550
    Series III Policies.....................................     16,798,845          785,981        1,408,534
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --        4,740,850        4,914,236
                                                               ------------     ------------     ------------
      Total net assets......................................   $666,015,293     $ 13,251,610     $ 19,018,992
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      21.39     $       9.48     $       9.83
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       8.14     $       9.76     $       9.78
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       7.92     $       9.47     $       9.96
                                                               ============     ============     ============
Identified Cost of Investment...............................   $749,085,680     $ 13,001,201     $ 18,629,696
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $126,291,942     $444,138,585     $ 21,276,365     $305,843,252     $226,432,009     $168,567,750     $378,199,072

          439,172        1,588,470           81,309        1,138,869          817,350          563,738        1,410,783
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $125,852,770     $442,550,115     $ 21,195,056     $304,704,383     $225,614,659     $168,004,012     $376,788,289
     ============     ============     ============     ============     ============     ============     ============
     $115,641,033     $426,004,364     $ 19,878,277     $296,703,933     $213,976,894     $158,984,492     $359,198,126
        1,420,016        1,427,891          254,207        2,443,711          801,837        1,100,018        1,763,098
        8,791,721       15,117,860        1,062,572        5,556,739       10,835,928        7,919,502       15,827,065
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $125,852,770     $442,550,115     $ 21,195,056     $304,704,383     $225,614,659     $168,004,012     $376,788,289
     ============     ============     ============     ============     ============     ============     ============
     $      13.94     $      15.09     $      12.94     $      17.52     $      18.64     $      14.02     $      21.84
     ============     ============     ============     ============     ============     ============     ============
     $      11.13     $       9.60     $       7.92     $       8.09     $      10.92     $      11.43     $       7.65
     ============     ============     ============     ============     ============     ============     ============
     $      11.01     $       9.44     $       7.95     $       7.75     $      10.44     $      11.21     $       7.70
     ============     ============     ============     ============     ============     ============     ============
     $127,009,415     $580,351,867     $ 24,565,999     $340,184,962     $234,324,585     $171,448,301     $464,913,696
     ============     ============     ============     ============     ============     ============     ============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP      MAINSTAY VP        CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP          MID CAP           INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        GROWTH            CORE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    -----------------------------------------------------------------------------------------------------------------
     $  8,219,009     $  7,123,684     $ 57,604,706     $ 49,427,020     $142,866,247     $ 26,723,531     $ 72,412,983

           25,120           23,752          216,136          179,924          562,959          103,032          292,517
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $  8,193,889     $  7,099,932     $ 57,388,570     $ 49,247,096     $142,303,288     $ 26,620,499     $ 72,120,466
     ============     ============     ============     ============     ============     ============     ============
     $  3,227,099     $  2,184,461     $ 45,929,994     $ 34,068,783     $132,751,453     $ 16,990,378     $ 66,444,764
           55,449               --           70,876          335,503          536,818           52,472          513,754
          365,009          240,981        1,388,326        4,231,302        9,015,017          905,810        5,161,948
        4,546,332        4,674,490        9,999,374       10,611,508               --        8,671,839               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $  8,193,889     $  7,099,932     $ 57,388,570     $ 49,247,096     $142,303,288     $ 26,620,499     $ 72,120,466
     ============     ============     ============     ============     ============     ============     ============
     $       9.09     $       9.35     $      10.00     $      10.61     $      13.92     $       8.67     $       8.45
     ============     ============     ============     ============     ============     ============     ============
     $      11.65     $      10.00     $       8.29     $       9.86     $       7.81     $       8.33     $       5.94
     ============     ============     ============     ============     ============     ============     ============
     $       9.30     $       9.74     $       8.15     $       9.74     $       6.68     $       8.38     $       5.51
     ============     ============     ============     ============     ============     ============     ============
     $  8,500,945     $  7,362,126     $ 62,669,420     $ 49,484,535     $204,660,718     $ 32,575,305     $ 79,258,902
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2001

                                                                                     FIDELITY              FIDELITY
                                                                 CALVERT                VIP                   VIP
                                                                 SOCIAL            CONTRAFUND(R)         EQUITY-INCOME
                                                                BALANCED          (INITIAL CLASS)       (INITIAL CLASS)
                                                              ---------------------------------------------------------
ASSETS:
  Investment at net asset value.............................  $ 29,543,812          $290,435,494          $188,917,261

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................       108,130             1,077,548               690,622
                                                              ------------          ------------          ------------
      Total net assets......................................  $ 29,435,682          $289,357,946          $188,226,639
                                                              ============          ============          ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................  $ 27,380,164          $279,421,673          $175,540,670
    Series II Policies......................................        98,122               882,593               529,025
    Series III Policies.....................................     1,957,396             9,053,680            12,156,944
                                                              ------------          ------------          ------------
      Total net assets......................................  $ 29,435,682          $289,357,946          $188,226,639
                                                              ============          ============          ============
    Series I variable accumulation unit value...............  $      16.41          $      16.28          $      15.26
                                                              ============          ============          ============
    Series II variable accumulation unit value..............  $       8.57          $       8.58          $       9.97
                                                              ============          ============          ============
    Series III variable accumulation unit value.............  $       8.34          $       8.26          $       9.83
                                                              ============          ============          ============
Identified Cost of Investment...............................  $ 35,156,715          $343,592,143          $199,790,744
                                                              ============          ============          ============

                                                                                     VAN ECK
                                                              T. ROWE PRICE         WORLDWIDE            AMSOUTH
                                                                 EQUITY               HARD              ENHANCED
                                                                 INCOME              ASSETS              MARKET
                                                              -----------------------------------------------------
ASSETS:
  Investment at net asset value.............................  $ 96,425,702        $  3,791,173        $  1,115,699

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................       335,523              14,000               3,735
                                                              ------------        ------------        ------------
      Total net assets......................................  $ 96,090,179        $  3,777,173        $  1,111,964
                                                              ============        ============        ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................  $ 85,476,117        $  3,510,464        $         --
    Series II Policies......................................       901,720              28,768                  --
    Series III Policies.....................................     9,712,342             237,941           1,111,964
                                                              ------------        ------------        ------------
      Total net assets......................................  $ 96,090,179        $  3,777,173        $  1,111,964
                                                              ============        ============        ============
    Series I variable accumulation unit value...............  $      11.55        $       9.28        $         --
                                                              ============        ============        ============
    Series II variable accumulation unit value..............  $      11.07        $       9.24        $         --
                                                              ============        ============        ============
    Series III variable accumulation unit value.............  $      10.85        $       9.37        $       8.75
                                                              ============        ============        ============
Identified Cost of Investment...............................  $ 96,827,518        $  4,056,202        $  1,119,319
                                                              ============        ============        ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                    MORGAN STANLEY
                         JANUS ASPEN           MFS(R)                                                    UIF
      JANUS ASPEN           SERIES           INVESTORS                                                 EMERGING
         SERIES           WORLDWIDE            TRUST              MFS(R)             MFS(R)            MARKETS
        BALANCED            GROWTH             SERIES        RESEARCH SERIES    UTILITIES SERIES        EQUITY
    ---------------------------------------------------------------------------------------------------------------
      $638,222,829       $399,277,470       $ 34,467,065       $ 52,742,866       $    394,182       $ 31,558,061

         2,347,182          1,519,278            126,361            201,828                785            120,357
      ------------       ------------       ------------       ------------       ------------       ------------
      $635,875,647       $397,758,192       $ 34,340,704       $ 52,541,038       $    393,397       $ 31,437,704
      ============       ============       ============       ============       ============       ============
      $607,298,847       $385,522,931       $ 29,963,318       $ 46,895,784       $    134,772       $ 25,015,549
         2,538,163          1,111,235            231,093            376,307                375          5,827,730
        26,038,637         11,124,026          4,146,293          5,268,947            258,250            594,425
      ------------       ------------       ------------       ------------       ------------       ------------
      $635,875,647       $397,758,192       $ 34,340,704       $ 52,541,038       $    393,397       $ 31,437,704
      ============       ============       ============       ============       ============       ============
      $      18.48       $      16.36       $       9.07       $       9.66       $       8.83       $       7.89
      ============       ============       ============       ============       ============       ============
      $       9.61       $       7.00       $       8.07       $       6.87       $      10.43       $       5.72
      ============       ============       ============       ============       ============       ============
      $       9.06       $       6.43       $       7.94       $       6.58       $       8.35       $       6.64
      ============       ============       ============       ============       ============       ============
      $701,632,974       $552,509,514       $ 39,733,959       $ 74,608,865       $    401,797       $ 48,894,782
      ============       ============       ============       ============       ============       ============

                                                                DREYFUS IP      NEUBERGER BERMAN
        AMSOUTH                                                 TECHNOLOGY            AMT
     INTERNATIONAL         AMSOUTH            AMSOUTH             GROWTH            MID-CAP
         EQUITY           LARGE CAP           MID CAP        (INITIAL SHARES)        GROWTH
------------------------------------------------------------------------------------------------
      $    116,199       $  1,889,991       $    517,121       $  3,815,300       $    649,252

               457              6,733              1,946              8,663              1,351
      ------------       ------------       ------------       ------------       ------------
      $    115,742       $  1,883,258       $    515,175       $  3,806,637       $    647,901
      ============       ============       ============       ============       ============
      $         --       $         --       $         --       $  3,197,055       $    463,772
                --                 --                 --             22,969                538
           115,742          1,883,258            515,175            586,613            183,591
      ------------       ------------       ------------       ------------       ------------
      $    115,742       $  1,883,258       $    515,175       $  3,806,637       $    647,901
      ============       ============       ============       ============       ============
      $         --       $         --       $         --       $       9.84       $       9.64
      ============       ============       ============       ============       ============
      $         --       $         --       $         --       $      12.03       $       9.98
      ============       ============       ============       ============       ============
      $       8.16       $       8.72       $       7.38       $      10.03       $      10.05
      ============       ============       ============       ============       ============
      $    125,912       $  1,858,924       $    548,586       $  3,563,879       $    618,775
      ============       ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001


                                                                MAINSTAY VP       MAINSTAY VP
                                                                  CAPITAL            CASH           MAINSTAY VP
                                                              APPRECIATION(A)    MANAGEMENT(A)    CONVERTIBLE(A)
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $     553,870     $   8,771,105     $   5,564,428
  Mortality and expense risk and administrative charges.....      (8,613,948)       (3,517,406)       (1,995,839)
                                                               -------------     -------------     -------------
      Net investment income (loss)..........................      (8,060,078)        5,253,699         3,568,589
                                                               -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     111,790,566       841,256,489        12,323,226
  Cost of investments sold..................................     (92,093,203)     (841,256,524)      (13,452,823)
                                                               -------------     -------------     -------------
      Net realized gain (loss) on investments...............      19,697,363               (35)       (1,129,597)
  Realized gain distribution received.......................              --               825                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (199,254,900)            1,111        (8,063,968)
                                                               -------------     -------------     -------------
      Net gain (loss) on investments........................    (179,557,537)            1,901        (9,193,565)
                                                               -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $(187,617,615)    $   5,255,600     $  (5,624,976)
                                                               =============     =============     =============


                                                                MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                                                  INDEXED          SMALL CAP          EQUITY
                                                                  EQUITY           GROWTH(B)         INCOME(B)
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $   6,969,673     $          --     $      93,864
  Mortality and expense risk and administrative charges.....      (9,673,891)          (49,757)          (79,835)
                                                               -------------     -------------     -------------
      Net investment income (loss)..........................      (2,704,218)          (49,757)           14,029
                                                               -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................      61,506,091           594,064           828,448
  Cost of investments sold..................................     (46,724,252)         (626,749)         (841,488)
                                                               -------------     -------------     -------------
      Net realized gain (loss) on investments...............      14,781,839           (32,685)          (13,040)
  Realized gain distribution received.......................       6,998,998                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (124,392,572)          286,415           446,521
                                                               -------------     -------------     -------------
      Net gain (loss) on investments........................    (102,611,735)          253,730           433,481
                                                               -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $(105,315,953)    $     203,973     $     447,510
                                                               =============     =============     =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP        HIGH YIELD       INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
    GOVERNMENT(A)    CORPORATE BOND(A)       EQUITY         RETURN(A)         VALUE(A)         BOND(A)         EQUITY(A)
    -----------------------------------------------------------------------------------------------------------------------
    $   5,021,103      $  51,189,724     $     295,592    $   7,844,806    $   3,151,853    $   7,652,777    $   2,644,792
       (1,272,860)        (5,829,686)         (308,250)      (4,388,312)      (2,767,990)      (1,650,068)      (5,349,745)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
        3,748,243         45,360,038           (12,658)       3,456,494          383,863        6,002,709       (2,704,953)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
       11,859,467         30,658,430        60,291,719       25,517,524        8,333,213        6,664,195       43,414,484
      (12,069,683)       (40,584,091)      (62,715,428)     (22,217,915)      (7,971,430)      (6,754,437)     (43,515,129)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
         (210,216)        (9,925,661)       (2,423,709)       3,299,609          361,783          (90,242)        (100,645)
               --                 --            64,702          458,366        9,774,140               --               --
          117,370        (22,979,947)       (1,034,458)     (49,626,251)     (12,824,685)       1,937,501      (78,152,350)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
          (92,846)       (32,905,608)       (3,393,465)     (45,868,276)      (2,688,762)       1,847,259      (78,252,995)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
    $   3,655,397      $  12,454,430     $  (3,406,123)   $ (42,411,782)   $  (2,304,899)   $   7,849,968    $ (80,957,948)
    =============      =============     =============    =============    =============    =============    =============

                                          MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                            AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP        MAINSTAY VP         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP            MID CAP            INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
      GROWTH(B)           CORE(B)         & GROWTH(A)        VALUE(A)        EQUITY(A)        GROWTH(A)      CAPITALIZATION
    -----------------------------------------------------------------------------------------------------------------------
    $          --      $      11,403     $     468,043    $     339,049    $          --    $          --    $      38,389
          (39,774)           (39,483)         (806,248)        (595,768)      (2,034,650)        (355,152)      (1,099,874)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
          (39,774)           (28,080)         (338,205)        (256,719)      (2,034,650)        (355,152)      (1,061,485)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
           42,186            101,804         5,983,837        2,515,102       21,612,407        4,729,741      319,839,573
          (49,585)          (113,192)       (5,959,118)      (2,441,346)     (26,582,873)      (4,605,734)    (359,223,826)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
           (7,399)           (11,388)           24,719           73,756       (4,970,466)         124,007      (39,384,253)
               --                 --                --        1,084,369               --               --               --
         (281,933)          (238,442)       (5,773,609)      (3,193,323)     (24,045,004)      (2,352,165)      10,366,014
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
         (289,332)          (249,830)       (5,748,890)      (2,035,198)     (29,015,470)      (2,228,158)     (29,018,239)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
    $    (329,106)     $    (277,910)    $  (6,087,095)   $  (2,291,917)   $ (31,050,120)   $  (2,583,310)   $ (30,079,724)
    =============      =============     =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2001

                                                                                                   FIDELITY
                                                                                 FIDELITY             VIP
                                                                 CALVERT            VIP             EQUITY-
                                                                 SOCIAL        CONTRAFUND(R)        INCOME
                                                                BALANCED      (INITIAL CLASS)   (INITIAL CLASS)
                                                              -------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  1,113,980     $   2,325,451     $   2,713,083
  Mortality and expense risk and administrative charges.....      (391,987)       (4,095,496)       (2,422,805)
                                                              -------------    -------------     -------------
      Net investment income (loss)..........................       721,993        (1,770,045)          290,278
                                                              -------------    -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     2,365,692        22,830,991        13,038,458
  Cost of investments sold..................................    (2,593,222)      (22,074,351)      (14,030,404)
                                                              -------------    -------------     -------------
      Net realized gain (loss) on investments...............      (227,530)          756,640          (991,946)
  Realized gain distribution received.......................       542,740         8,207,473         7,622,468
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (3,432,236)      (52,015,544)      (18,435,392)
                                                              -------------    -------------     -------------
      Net gain (loss) on investments........................    (3,117,026)      (43,051,431)      (11,804,870)
                                                              -------------    -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $ (2,395,033)    $ (44,821,476)    $ (11,514,592)
                                                              =============    =============     =============

                                                                                 VAN ECK
                                                              T. ROWE PRICE     WORLDWIDE        AMSOUTH
                                                                 EQUITY           HARD          ENHANCED
                                                                 INCOME          ASSETS         MARKET(A)
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  1,057,167    $     56,456    $         598
  Mortality and expense risk and administrative charges.....      (950,532)        (54,425)          (6,579)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       106,635           2,031           (5,981)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     3,879,370       4,176,213            9,936
  Cost of investments sold..................................    (4,031,253)     (4,103,009)         (11,194)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............      (151,883)         73,204           (1,258)
  Realized gain distribution received.......................     1,394,154              71               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (1,334,107)       (588,213)          (3,620)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................       (91,836)       (514,938)          (4,878)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $     14,799    $   (512,907)   $     (10,859)
                                                              =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                    MORGAN STANLEY
                         JANUS ASPEN           MFS(R)                                                    UIF
      JANUS ASPEN           SERIES           INVESTORS            MFS(R)             MFS(R)            EMERGING
         SERIES           WORLDWIDE            TRUST             RESEARCH          UTILITIES           MARKETS
      BALANCED(A)           GROWTH             SERIES           SERIES(A)          SERIES(B)          EQUITY(A)
    ---------------------------------------------------------------------------------------------------------------
     $  16,653,583      $   2,114,821      $     146,588      $       6,944      $          --      $          --
        (8,638,361)        (6,095,251)          (439,367)          (750,781)              (958)          (419,886)
     -------------      -------------      -------------      -------------      -------------      -------------
         8,015,222         (3,980,430)          (292,779)          (743,837)              (958)          (419,886)
     -------------      -------------      -------------      -------------      -------------      -------------
        31,654,402         50,404,034          3,237,578          9,952,290              4,209        316,847,031
       (24,639,898)       (46,466,956)        (3,550,180)       (12,530,865)            (4,801)      (316,347,013)
     -------------      -------------      -------------      -------------      -------------      -------------
         7,014,504          3,937,078           (312,602)        (2,578,575)              (592)           500,018
                --                 --            752,387          6,671,889                 --                 --
       (53,765,457)      (125,576,221)        (6,014,855)       (17,689,841)            (7,614)           129,236
     -------------      -------------      -------------      -------------      -------------      -------------
       (46,750,953)      (121,639,143)        (5,575,070)       (13,596,527)            (8,206)           629,254
     -------------      -------------      -------------      -------------      -------------      -------------
     $ (38,735,731)     $(125,619,573)     $  (5,867,849)     $ (14,340,364)     $      (9,164)     $     209,368
     =============      =============      =============      =============      =============      =============

                                                                 DREYFUS IP
        AMSOUTH                                                  TECHNOLOGY        NEUBERGER BERMAN
     INTERNATIONAL         AMSOUTH            AMSOUTH              GROWTH            AMT MID-CAP
       EQUITY(A)         LARGE CAP(A)        MID CAP(A)      (INITIAL SHARES)(B)      GROWTH(B)
    -----------------------------------------------------------------------------------------------
     $          --      $          --      $          --        $          --       $          --
              (925)           (11,188)            (3,736)              (9,124)             (1,406)
     -------------      -------------      -------------        -------------       -------------
              (925)           (11,188)            (3,736)              (9,124)             (1,406)
     -------------      -------------      -------------        -------------       -------------
               675             46,334                818              197,523              17,598
              (802)           (49,123)            (1,048)            (210,573)            (18,921)
     -------------      -------------      -------------        -------------       -------------
              (127)            (2,789)              (230)             (13,050)             (1,323)
                --                 --                 --                   --                  --
            (9,713)            31,067            (31,465)             251,418              30,477
     -------------      -------------      -------------        -------------       -------------
            (9,840)            28,278            (31,695)             238,368              29,154
     -------------      -------------      -------------        -------------       -------------
     $     (10,765)     $      17,090      $     (35,431)       $     229,244       $      27,748
     =============      =============      =============        =============       =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001
and December 31, 2000


                                                                MAINSTAY VP                     MAINSTAY VP
                                                           CAPITAL APPRECIATION               CASH MANAGEMENT
                                                       -----------------------------   -----------------------------
                                                          2001(B)         2000(A)         2001(B)         2000(A)
                                                       -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $  (8,060,078)  $ (10,602,340)  $   5,253,699   $   8,420,513
    Net realized gain (loss) on investments..........     19,697,363      25,100,430             (35)          1,001
    Realized gain distribution received..............             --      50,255,513             825              --
    Change in unrealized appreciation (depreciation)
      on investments.................................   (199,254,900)   (165,613,796)          1,111            (249)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................   (187,617,615)   (100,860,193)      5,255,600       8,421,265
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     48,764,262     111,319,611     115,572,144     733,667,989
    Policyowners' surrenders.........................    (37,140,495)    (34,544,718)    (33,746,398)    (20,222,444)
    Policyowners' annuity and death benefits.........     (4,477,315)     (4,586,371)     (2,777,629)     (2,226,423)
    Net transfers from (to) Fixed Account............     31,280,588      18,702,189      25,775,174      (3,940,505)
    Transfers between Investment Divisions...........    (36,654,158)    104,018,850      26,391,518    (838,452,951)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      1,772,882     194,909,561     131,214,809    (131,174,334)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        247,350         496,733         (22,924)        (31,510)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............   (185,597,383)     94,546,101     136,447,485    (122,784,579)
NET ASSETS:
    Beginning of year................................    751,875,011     657,328,910     171,458,020     294,242,599
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 566,277,628   $ 751,875,011   $ 307,905,505   $ 171,458,020
                                                       =============   =============   =============   =============


                                                                MainStay VP                     MainStay VP
                                                           International Equity                Total Return
                                                       -----------------------------   -----------------------------
                                                           2001           2000(a)         2001(b)         2000(a)
                                                       -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     (12,658)  $    (159,518)  $   3,456,494   $   2,573,198
    Net realized gain (loss) on investments..........     (2,423,709)      1,432,834       3,299,609       2,236,321
    Realized gain distribution received..............         64,702       1,319,785         458,366      27,774,424
    Change in unrealized appreciation (depreciation)
      on investments.................................     (1,034,458)     (7,570,836)    (49,626,251)    (53,020,104)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (3,406,123)     (4,977,735)    (42,411,782)    (20,436,161)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,637,861       2,723,634      24,120,215      39,597,773
    Policyowners' surrenders.........................       (952,640)     (1,153,047)    (19,179,525)    (16,123,878)
    Policyowners' annuity and death benefits.........       (207,511)       (176,519)     (2,789,716)     (2,585,778)
    Net transfers from (to) Fixed Account............      2,023,975       1,119,482      15,226,924       6,784,878
    Transfers between Investment Divisions...........     (1,923,946)      3,737,007     (12,181,398)     28,553,657
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............        577,739       6,250,557       5,196,500      56,226,652
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          6,175          15,804          33,777         117,458
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (2,822,209)      1,288,626     (37,181,505)     35,907,949
NET ASSETS:
    Beginning of year................................     24,017,265      22,728,639     341,885,888     305,977,939
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  21,195,056   $  24,017,265   $ 304,704,383   $ 341,885,888
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series II and III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                     HIGH YIELD
             CONVERTIBLE                     GOVERNMENT                    CORPORATE BOND
    -----------------------------   -----------------------------   -----------------------------
       2001(b)         2000(a)         2001(b)         2000(a)         2001(b)         2000(a)
    ---------------------------------------------------------------------------------------------
    $   3,568,589   $   3,097,598   $   3,748,243   $   2,811,167   $  45,360,038   $  45,067,565
       (1,129,597)      1,171,629        (210,216)     (1,358,534)     (9,925,661)     (2,805,144)
               --       8,506,734              --              --              --          18,304
       (8,063,968)    (24,166,144)        117,370       3,457,642     (22,979,947)    (71,659,164)
    -------------   -------------   -------------   -------------   -------------   -------------
       (5,624,976)    (11,390,183)      3,655,397       4,910,275      12,454,430     (29,378,439)
    -------------   -------------   -------------   -------------   -------------   -------------
       20,568,184      35,826,218      18,215,477       7,725,487      41,236,119      34,654,297
       (8,730,708)     (3,786,921)     (6,903,821)     (3,508,145)    (28,224,414)    (23,653,886)
       (1,256,654)     (1,014,467)       (587,901)       (368,014)     (5,487,895)     (4,519,386)
       29,547,519      10,625,948      14,823,488       2,374,856      23,393,433       4,296,836
         (953,011)     42,067,416      36,559,984     (11,015,259)     23,150,243      (6,403,431)
       (5,677,182)    (10,000,000)             --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------
       33,498,148      73,718,194      62,107,227      (4,791,075)     54,067,486       4,374,430
    -------------   -------------   -------------   -------------   -------------   -------------
          (19,381)         33,834         (13,411)        (16,752)        (25,869)         65,335
    -------------   -------------   -------------   -------------   -------------   -------------
       27,853,791      62,361,845      65,749,213         102,448      66,496,047     (24,938,674)
      127,396,125      65,034,280      60,103,557      60,001,109     376,054,068     400,992,742
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 155,249,916   $ 127,396,125   $ 125,852,770   $  60,103,557   $ 442,550,115   $ 376,054,068
    =============   =============   =============   =============   =============   =============


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
                VALUE                           BOND                        GROWTH EQUITY
    -----------------------------   -----------------------------   -----------------------------
       2001(b)         2000(a)         2001(b)         2000(a)         2001(b)         2000(a)
    ---------------------------------------------------------------------------------------------
    $     383,863   $      15,346   $   6,002,709   $   4,338,546   $  (2,704,953)  $  (2,996,696)
          361,783       1,972,003         (90,242)       (628,925)       (100,645)      3,535,546
        9,774,140       5,072,294              --              --              --      38,589,711
      (12,824,685)      8,725,818       1,937,501       2,831,475     (78,152,350)    (59,601,372)
    -------------   -------------   -------------   -------------   -------------   -------------
       (2,304,899)     15,785,461       7,849,968       6,541,096     (80,957,948)    (20,472,811)
    -------------   -------------   -------------   -------------   -------------   -------------
       27,030,064      10,319,353      19,177,542       5,472,326      36,935,798      64,316,841
      (10,834,343)     (9,385,090)     (7,267,424)     (4,394,982)    (21,064,604)    (16,395,828)
       (1,759,852)     (1,272,666)     (1,445,576)       (784,749)     (2,809,354)     (1,798,646)
       21,738,403       1,380,397      15,892,116       2,564,107      35,868,212      14,515,024
       22,755,024     (13,186,883)     47,742,242      (5,852,549)    (13,899,021)     65,007,661
    -------------   -------------   -------------   -------------   -------------   -------------
       58,929,296     (12,144,889)     74,098,900      (2,995,847)     35,031,031     125,645,052
    -------------   -------------   -------------   -------------   -------------   -------------
          (28,886)        (18,755)        (27,572)        (23,092)        113,227         157,041
    -------------   -------------   -------------   -------------   -------------   -------------
       56,595,511       3,621,817      81,921,296       3,522,157     (45,813,690)    105,329,282
      169,019,148     165,397,331      86,082,716      82,560,559     422,601,979     317,272,697
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 225,614,659   $ 169,019,148   $ 168,004,012   $  86,082,716   $ 376,788,289   $ 422,601,979
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001
and December 31, 2000


                                                                                        MAINSTAY VP     MAINSTAY VP
                                                                MAINSTAY VP              SMALL CAP        EQUITY
                                                              INDEXED EQUITY              GROWTH          INCOME
                                                       -----------------------------   -------------   -------------
                                                           2001           2000(a)         2001(c)         2001(c)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $  (2,704,218)  $  (3,237,978)  $    (49,757)   $      14,029
    Net realized gain (loss) on investments..........     14,781,839       9,749,317        (32,685)         (13,040)
    Realized gain distribution received..............      6,998,998      14,116,026             --               --
    Change in unrealized appreciation (depreciation)
      on investments.................................   (124,392,572)   (106,168,978)       286,415          446,521
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................   (105,315,953)    (85,541,613)       203,973          447,510
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     49,283,835      87,989,207      2,065,855        3,456,428
    Policyowners' surrenders.........................    (39,897,427)    (33,770,454)       (93,246)        (170,727)
    Policyowners' annuity and death benefits.........     (5,988,184)     (5,347,452)           (95)          (2,227)
    Net transfers from (to) Fixed Account............     38,924,875      28,159,875        950,710        2,578,262
    Transfers between Investment Divisions...........    (29,451,263)     81,869,947      5,125,746        7,711,239
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --      5,000,000        5,000,000
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     12,871,836     158,901,123     13,048,970       18,572,975
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         37,902         361,322         (1,333)          (1,493)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (92,406,215)     73,720,832     13,251,610       19,018,992
NET ASSETS:
    Beginning of year................................    758,421,508     684,700,676             --               --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 666,015,293   $ 758,421,508   $ 13,251,610    $  19,018,992
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                        ALGER
                                                                LORD ABBETT                      AMERICAN
                                                                DEVELOPING                         SMALL
                                                                  GROWTH                      CAPITALIZATION
                                                       -----------------------------   -----------------------------
                                                          2001(b)         2000(a)          2001           2000(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (355,152)  $    (478,118)  $  (1,061,485)  $  (1,296,468)
    Net realized gain (loss) on investments..........        124,007         566,218     (39,384,253)    (41,988,748)
    Realized gain distribution received..............             --         943,627              --      34,726,123
    Change in unrealized appreciation (depreciation)
      on investments.................................     (2,352,165)     (8,512,850)     10,366,014     (27,682,001)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (2,583,310)     (7,481,123)    (30,079,724)    (36,241,094)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,429,247       3,736,916       8,308,559      27,374,775
    Policyowners' surrenders.........................       (925,315)     (1,173,756)     (6,938,545)     (3,433,805)
    Policyowners' annuity and death benefits.........       (197,906)        (45,347)       (442,172)       (373,087)
    Net transfers from (to) Fixed Account............      1,277,592       1,523,807      11,036,302      11,298,510
    Transfers between Investment Divisions...........     (2,309,358)      6,271,420      (4,603,579)     44,204,440
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............       (725,740)     10,313,040       7,360,565      79,070,833
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         (3,406)         29,293          43,117         106,785
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (3,312,456)      2,861,210     (22,676,042)     42,936,524
NET ASSETS:
    Beginning of year................................     29,932,955      27,071,745      94,796,508      51,859,984
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  26,620,499   $  29,932,955   $  72,120,466   $  94,796,508
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series II and III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP                     MAINSTAY VP
                                                                               DREYFUS                       EAGLE ASSET
     MAINSTAY VP     MAINSTAY VP             MAINSTAY VP                        LARGE                        MANAGEMENT
       MID CAP         MID CAP            AMERICAN CENTURY                     COMPANY                         GROWTH
       GROWTH           CORE               INCOME & GROWTH                      VALUE                          EQUITY
    -------------   -------------   -----------------------------   -----------------------------   -----------------------------
       2001(C)         2001(C)         2001(B)         2000(A)         2001(B)         2000(A)         2001(B)         2000(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (39,774)   $    (28,080)   $    (338,205)  $    (420,475)  $    (256,719)  $    (185,290)  $  (2,034,650)  $  (1,824,284)
          (7,399)        (11,388)          24,719         259,120          73,756         122,839      (4,970,466)      7,688,979
              --              --               --          88,249       1,084,369         615,857              --      15,711,265
        (281,933)       (238,442)      (5,773,609)     (7,348,735)     (3,193,323)      1,282,595     (24,045,004)    (53,995,450)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        (329,106)       (277,910)      (6,087,095)     (7,421,841)     (2,291,917)      1,836,001     (31,050,120)    (32,419,490)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       1,444,081         807,903        2,880,801       7,574,559       4,431,543       4,230,310      17,857,249      56,917,203
         (13,270)        (26,398)      (2,765,876)     (1,866,785)     (1,704,673)       (925,689)     (7,954,018)     (4,319,692)
              --              --         (616,401)       (185,365)       (363,242)       (319,276)       (843,385)       (578,460)
         776,372         491,164        4,697,305       4,727,285       8,071,316       2,556,929      27,838,244      15,876,356
       1,316,123       1,105,194       (1,535,328)      7,631,772       2,958,512       5,068,496     (21,803,324)     87,344,821
       5,000,000       5,000,000               --              --              --              --      (1,685,468)    (15,000,000)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       8,523,306       7,377,863        2,660,501      17,881,466      13,393,456      10,610,770      13,409,298     140,240,228
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
            (311)            (21)          (1,611)         29,647          (1,476)         (1,064)         11,401          96,937
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       8,193,889       7,099,932       (3,428,205)     10,489,272      11,100,063      12,445,707     (17,629,421)    107,917,675
              --              --       60,816,775      50,327,503      38,147,033      25,701,326     159,932,709      52,015,034
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  8,193,889    $  7,099,932    $  57,388,570   $  60,816,775   $  49,247,096   $  38,147,033   $ 142,303,288   $ 159,932,709
    =============   =============   =============   =============   =============   =============   =============   =============

                                              FIDELITY                        FIDELITY
               CALVERT                           VIP                             VIP                         JANUS ASPEN
               SOCIAL                       CONTRAFUND(R)                   EQUITY-INCOME                      SERIES
              BALANCED                     (INITIAL CLASS)                 (INITIAL CLASS)                    BALANCED
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2001           2000(a)          2001           2000(a)          2001           2000(a)         2001(b)         2000(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $     721,993   $     135,980   $  (1,770,045)  $  (3,283,844)  $     290,278   $     246,478   $   8,015,222   $   7,635,454
         (227,530)         55,563         756,640       2,527,567        (991,946)      1,030,636       7,014,504         939,866
          542,740         813,413       8,207,473      32,205,119       7,622,468       8,082,585              --      44,689,221
       (3,432,236)     (2,265,814)    (52,015,544)    (56,999,558)    (18,435,392)      1,267,673     (53,765,457)    (74,511,518)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (2,395,033)     (1,260,858)    (44,821,476)    (25,550,716)    (11,514,592)     10,627,372     (38,735,731)    (21,246,977)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,188,471       4,494,907      20,708,009      46,270,381      20,221,481      17,665,558      58,493,388     117,758,343
       (1,678,884)     (1,057,669)    (15,195,570)    (12,902,569)     (9,776,105)     (6,681,888)    (35,937,935)    (21,229,768)
         (132,045)       (173,038)     (2,097,626)     (1,334,398)     (2,083,049)       (816,611)     (6,074,284)     (3,092,621)
        4,990,518       2,043,766      26,992,249      25,809,383      26,470,182       8,090,642      74,568,408      45,061,269
       (1,357,626)      4,278,613     (17,710,932)     43,697,704       5,361,000       6,691,225     (19,005,838)    147,098,302
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,010,434       9,586,579      12,696,130     101,540,501      40,193,509      24,948,926      72,043,739     285,595,525
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
              896           6,423          57,617         130,531            (118)        (10,400)           (446)         94,957
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,616,297       8,332,144     (32,067,729)     76,120,316      28,678,799      35,565,898      33,307,562     264,443,505
       26,819,385      18,487,241     321,425,675     245,305,359     159,547,840     123,981,942     602,568,085     338,124,580
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  29,435,682   $  26,819,385   $ 289,357,946   $ 321,425,675   $ 188,226,639   $ 159,547,840   $ 635,875,647   $ 602,568,085
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001
and December 31, 2000

                                                                                                  MFS(R)
                                                            JANUS ASPEN SERIES                   INVESTORS
                                                             WORLDWIDE GROWTH                  TRUST SERIES
                                                       -----------------------------   -----------------------------
                                                           2001           2000(A)          2001           2000(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $  (3,980,430)  $  (4,583,321)  $    (292,779)  $    (241,238)
    Net realized gain (loss) on investments..........      3,937,078       2,919,298        (312,602)        174,748
    Realized gain distribution received..............             --      41,057,453         752,387         182,991
    Change in unrealized appreciation (depreciation)
      on investments.................................   (125,576,221)   (147,911,692)     (6,014,855)       (483,943)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................   (125,619,573)   (108,518,262)     (5,867,849)       (367,442)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     35,310,655     119,333,550       3,956,045       5,227,254
    Policyowners' surrenders.........................    (24,210,872)    (19,051,964)     (1,691,749)       (931,527)
    Policyowners' annuity and death benefits.........     (2,798,185)     (2,596,140)       (315,935)       (197,218)
    Net transfers from (to) Fixed Account............     42,740,447      36,925,717       8,532,352       3,457,791
    Transfers between Investment Divisions...........    (38,195,934)    154,207,110        (190,099)      3,983,700
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     12,846,111     288,818,273      10,290,614      11,540,000
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        170,553         367,196           7,670           5,342
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............   (112,602,909)    180,667,207       4,430,435      11,177,900
NET ASSETS:
    Beginning of year................................    510,361,101     329,693,894      29,910,269      18,732,369
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 397,758,192   $ 510,361,101   $  34,340,704   $  29,910,269
                                                       =============   =============   =============   =============

                                                                  VAN ECK
                                                                 WORLDWIDE                AMSOUTH         AMSOUTH
                                                                   HARD                  ENHANCED      INTERNATIONAL
                                                                  ASSETS                  MARKET          EQUITY
                                                       -----------------------------   -------------   -------------
                                                           2001           2000(A)         2001(B)         2001(B)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $       2,031   $     (19,482)  $      (5,981)  $        (925)
    Net realized gain (loss) on investments..........         73,204          71,880          (1,258)           (127)
    Realized gain distribution received..............             71              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (588,213)        230,672          (3,620)         (9,713)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (512,907)        283,070         (10,859)        (10,765)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        624,703         679,098         370,427          37,240
    Policyowners' surrenders.........................       (220,660)       (169,224)        (15,636)           (257)
    Policyowners' annuity and death benefits.........       (158,406)        (79,360)             --              --
    Net transfers from (to) Fixed Account............        499,311         245,403         739,076          89,241
    Transfers between Investment Divisions...........     (1,463,391)      1,983,406          28,991             260
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............       (718,443)      2,659,323       1,122,858         126,484
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............            627             (20)            (35)             23
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (1,230,723)      2,942,373       1,111,964         115,742
NET ASSETS:
    Beginning of year................................      5,007,896       2,065,523              --              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $   3,777,173   $   5,007,896   $   1,111,964   $     115,742
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series II and III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                       MFS(R)              MORGAN STANLEY                   T. ROWE PRICE
               MFS(R)                 UTILITIES         UIF EMERGING MARKETS                   EQUITY
           RESEARCH SERIES             SERIES                  EQUITY                          INCOME
    -----------------------------   -------------   -----------------------------   -----------------------------
       2001(B)         2000(A)         2001(C)         2001(B)         2000(A)          2001           2000(A)
-----------------------------------------------------------------------------------------------------------------
    $    (743,837)  $    (443,355)  $        (958)  $    (419,886)  $    (490,056)  $     106,635   $     213,118
       (2,578,575)        147,776            (592)        500,018         848,625        (151,883)        (45,639)
        6,671,889       1,404,903              --              --       4,991,556       1,394,154       2,070,066
      (17,689,841)     (6,283,009)         (7,614)        129,236     (23,965,687)     (1,334,107)      2,057,980
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
      (14,340,364)     (5,173,685)         (9,164)        209,368     (18,615,562)         14,799       4,295,525
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        6,274,231      17,653,674         106,217       2,004,189       9,211,505      14,939,826       6,188,074
       (2,554,508)     (1,225,528)           (496)     (1,712,868)     (1,431,130)     (3,667,396)     (1,453,153)
         (478,208)       (217,255)             --        (150,065)       (139,645)       (567,683)       (175,568)
       13,960,004       8,587,290         167,782       2,439,885       2,708,654      18,561,014       3,456,556
       (2,853,894)     19,640,292         129,055        (166,737)     13,347,824      24,088,954       5,699,471
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       14,347,625      44,438,473         402,558       2,414,404      23,697,208      53,354,715      13,715,380
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           14,296          18,827               3             815          54,600          (7,183)         (7,068)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           21,557      39,283,615         393,397       2,624,587       5,136,246      53,362,331      18,003,837
       52,519,481      13,235,866              --      28,813,117      23,676,871      42,727,848      24,724,011
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  52,541,038   $  52,519,481   $     393,397   $  31,437,704   $  28,813,117   $  96,090,179   $  42,727,848
    =============   =============   =============   =============   =============   =============   =============

                                       DREYFUS IP      NEUBERGER BERMAN
                                       TECHNOLOGY            AMT
       AMSOUTH         AMSOUTH           GROWTH            MID-CAP
      LARGE CAP        MID CAP      (INITIAL SHARES)        GROWTH
    -------------   -------------   ----------------   ----------------
       2001(B)         2001(B)          2001(C)            2001(C)
-----------------------------------------------------------------------
    $     (11,188)  $      (3,736)   $      (9,124)     $      (1,406)
           (2,789)           (230)         (13,050)            (1,323)
               --              --               --                 --
           31,067         (31,465)         251,418             30,477
    -------------   -------------    -------------      -------------
           17,090         (35,431)         229,244             27,748
    -------------   -------------    -------------      -------------
          367,533         220,473          873,736            137,432
          (16,802)         (2,885)         (25,538)            (5,977)
               --              --           (5,046)            (4,654)
        1,562,334         332,710          583,932            203,987
          (46,789)            294        2,150,667            289,409
    -------------   -------------    -------------      -------------
        1,866,276         550,592        3,577,751            620,197
    -------------   -------------    -------------      -------------
             (108)             14             (358)               (44)
    -------------   -------------    -------------      -------------
        1,883,258         515,175        3,806,637            647,901
               --              --               --                 --
    -------------   -------------    -------------      -------------
    $   1,883,258   $     515,175    $   3,806,637      $     647,901
    =============   =============    =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
    NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation
("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages()(R) Variable Annuity, LifeStages()(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages()(R) Access Variable Annuity and MainStay Access Variable Annuity), and Series III policies (LifeStages()(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity). This account was established to receive and invest premium payments under Non-Qualified and Tax Qualified Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, the Variable Insurance Funds, the Dreyfus Investment Portfolios, and the Neuberger Berman Advisors Management Trust (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions, with their respective fund portfolios, are available for all LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity, LifeStages(R) Access Variable Annuity and LifeStages(R) Premium Plus Variable Annuity Policyholders to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets, and Dreyfus IP Technology Growth (Initial Shares). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions, with their respective fund portfolios, are available for all MainStay Plus Variable Annuity, MainStay Access Variable Annuity and MainStay Premium Plus Variable Annuity Policyholders to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Morgan Stanley UIF Emerging Markets Equity (formerly "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets, Dreyfus IP Technology Growth (Initial Shares) and Neuberger Berman AMT Mid-Cap Growth. Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available for AmSouth Premium Plus Variable Annuity policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Janus Aspen Series Balanced, MFS(R) Research Series, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, and AmSouth Mid Cap. Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  For all policies within Series I, II, & III, initial premium payments are allocated to the Investment Divisions, Fixed Account and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For all policies, subsequent premium payments are allocated to the Investment Divisions, Fixed Account and/or Dollar Cost Averaging Advantage Plan Accounts (where available) at the close of the Business Day they are received. In addition, for all policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2001, the investments of the Separate Account are as follows:


                                                           MAINSTAY VP          MAINSTAY VP
                                                             CAPITAL               CASH             MAINSTAY VP
                                                           APPRECIATION         MANAGEMENT          CONVERTIBLE
                                                           ----------------------------------------------------
Number of shares.........................................      24,049             309,050              15,417
Identified cost..........................................    $751,138            $309,049            $181,293


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              INDEXED            SMALL CAP            EQUITY
                                                              EQUITY              GROWTH              INCOME
                                                            ---------------------------------------------------
Number of shares..........................................     28,895               1,392               1,937
Identified cost...........................................   $749,086            $ 13,001            $ 18,630

  Investment activity for the year ended December 31, 2001, was as follows:


                                                            MAINSTAY VP          MAINSTAY VP
                                                              CAPITAL               CASH             MAINSTAY VP
                                                            APPRECIATION         MANAGEMENT          CONVERTIBLE
                                                            ----------------------------------------------------
Purchases.................................................    $105,526            $978,271            $ 49,500
Proceeds from sales.......................................     111,791             841,256              12,323


                                                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                             INDEXED            SMALL CAP            EQUITY
                                                             EQUITY              GROWTH              INCOME
                                                           ---------------------------------------------------
Purchases................................................   $ 78,670            $ 13,628            $ 19,471
Proceeds from sales......................................     61,506                 594                 828

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    --------------------------------------------------------------------------------------------------------------------
         12,206           54,929            2,114           18,322           14,752           12,858           18,921
       $127,009         $580,352         $ 24,566         $340,185         $234,325         $171,448         $464,914

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP        MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        GROWTH        MID CAP CORE       & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
            898              758            5,624            4,727           11,515            3,067            4,375
       $  8,501         $  7,362         $ 62,669         $ 49,485         $204,661         $ 32,575         $ 79,259


                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    --------------------------------------------------------------------------------------------------------------------
       $ 77,950         $130,356         $ 60,928         $ 34,673         $ 77,615         $ 86,997         $ 75,878
         11,859           30,658           60,292           25,518            8,333            6,664           43,414

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP        MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        GROWTH        MID CAP CORE       & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
       $  8,551         $  7,475         $  8,318         $ 16,788         $ 33,031         $  3,649         $326,178
             42              102            5,984            2,515           21,612            4,730          319,840

--------------------------------------------------------------------------------

                                                 FIDELITY             FIDELITY                            JANUS ASPEN
                               CALVERT              VIP                 VIP             JANUS ASPEN         SERIES
                                SOCIAL         CONTRAFUND(R)       EQUITY-INCOME           SERIES          WORLDWIDE
                               BALANCED       (INITIAL CLASS)     (INITIAL CLASS)         BALANCED          GROWTH
                            ------------------------------------------------------------------------------------------
Number of shares..........       16,796             14,428               8,304              28,277           13,990
Identified cost...........     $ 35,157           $343,592            $199,791            $701,633         $552,510

                                                                                        DREYFUS IP         NEUBERGER
                               AMSOUTH                                                  TECHNOLOGY        BERMAN AMT
                            INTERNATIONAL        AMSOUTH            AMSOUTH               GROWTH            MID-CAP
                                EQUITY          LARGE CAP           MID CAP          (INITIAL SHARES)       GROWTH
                            ------------------------------------------------------------------------------------------
Number of shares..........           15              207                  68                  402                38
Identified cost...........     $    126         $  1,859            $    549             $  3,564          $    619

                                                 FIDELITY             FIDELITY                            JANUS ASPEN
                               CALVERT              VIP                 VIP             JANUS ASPEN         SERIES
                                SOCIAL         CONTRAFUND(R)       EQUITY-INCOME           SERIES          WORLDWIDE
                               BALANCED       (INITIAL CLASS)     (INITIAL CLASS)         BALANCED          GROWTH
                            ------------------------------------------------------------------------------------------
Purchases.................     $  8,661           $ 42,035            $ 61,291            $112,050         $ 59,292
Proceeds from sales.......        2,366             22,831              13,038              31,654           50,404

                                                                                        DREYFUS IP         NEUBERGER
                               AMSOUTH                                                  TECHNOLOGY        BERMAN AMT
                            INTERNATIONAL        AMSOUTH            AMSOUTH               GROWTH            MID-CAP
                                EQUITY          LARGE CAP           MID CAP          (INITIAL SHARES)       GROWTH
                            ------------------------------------------------------------------------------------------
Purchases.................     $    127         $  1,908            $    550             $  3,774          $    638
Proceeds from sales.......            1               46                   1                  198                18

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                       MORGAN STANLEY
        MFS(R)                                              UIF                             VAN ECK
      INVESTORS          MFS(R)           MFS(R)          EMERGING      T. ROWE PRICE      WORLDWIDE         AMSOUTH
        TRUST           RESEARCH        UTILITIES         MARKETS           EQUITY            HARD           ENHANCED
        SERIES           SERIES           SERIES           EQUITY           INCOME           ASSETS           MARKET
    --------------------------------------------------------------------------------------------------------------------
          2,012            3,683               25            4,760            5,030              355              128
       $ 39,734         $ 74,609         $    402         $ 48,895         $ 96,828         $  4,056         $  1,119

                                                       MORGAN STANLEY
        MFS(R)                                              UIF                             VAN ECK
      INVESTORS          MFS(R)           MFS(R)          EMERGING      T. ROWE PRICE      WORLDWIDE         AMSOUTH
        TRUST           RESEARCH        UTILITIES         MARKETS           EQUITY            HARD           ENHANCED
        SERIES           SERIES           SERIES           EQUITY           INCOME           ASSETS           MARKET
    --------------------------------------------------------------------------------------------------------------------
       $ 14,022         $ 30,286         $    407         $318,873         $ 58,924         $  3,458         $  1,131
          3,238            9,952                4          316,847            3,879            4,176               10

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

N
    YLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I and Series III policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn, this charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn, this charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn, this charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, Mainstay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge. These charges are recorded as surrenders in the accompanying statements of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity contracts which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies this charge is $40 per policy (may be lower in some states). For Series III policies, this charge is $30 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II and III policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, Series II, and Series III policies these charges are made daily at an annual rate of 1.40%, 1.55%, and 1.60%, respectively of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

T
    he Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2001 and December 31, 2000, were as follows:


                                                                   MAINSTAY VP                           MAINSTAY VP
                                                              CAPITAL APPRECIATION                     CASH MANAGEMENT
                                                           ---------------------------           ---------------------------
                                                           2001(b)            2000(a)            2001(b)            2000(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....         --                  --                --                  --
Units issued on payments received from policyowners....      2,071               3,837            70,068             604,129
Units redeemed on surrenders...........................     (1,807)             (1,216)          (23,961)            (14,313)
Units redeemed on annuity and death benefits...........       (211)               (163)           (2,196)             (1,838)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................      1,127                 648             1,752              (3,589)
Units issued (redeemed) on transfers between Investment
  Divisions............................................     (1,874)              3,663            26,556            (700,084)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       (694)              6,769            72,219            (115,695)
Units outstanding, beginning of year...................     29,793              23,024           133,091             248,786
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................     29,099              29,793           205,310             133,091
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....        109                 117            18,944               7,189
Units redeemed on surrenders...........................        (25)                 (5)           (2,737)             (2,874)
Units redeemed on annuity and death benefits...........         (1)                 --               (12)                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         --                  --               (40)                245
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (20)                 11            (4,775)               (486)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         63                 123            11,380               4,074
Units outstanding, beginning of year...................        123                  --             4,074                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................        186                 123            15,454               4,074
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....        563                 130             7,770               2,624
Units redeemed on surrenders...........................        (28)                 (1)             (738)                (58)
Units redeemed on annuity and death benefits...........        (10)                 --                --                  --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................      1,080                  70            22,767                 122
Units issued (redeemed) on transfers between Investment
  Divisions............................................       (111)                 11            (2,009)               (102)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................      1,494                 210            27,790               2,586
Units outstanding, beginning of year...................        210                  --             2,586                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      1,704                 210            30,376               2,586
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                    MAINSTAY VP
        MAINSTAY VP           MAINSTAY VP           HIGH YIELD
        CONVERTIBLE           GOVERNMENT          CORPORATE BOND
    -------------------   -------------------   -------------------
    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)
    ---------------------------------------------------------------
       (371)       (629)       --          --        --          --
      1,113       1,955     1,106         579     2,405       2,139
       (541)       (220)     (487)       (283)   (1,850)     (1,512)
        (71)        (60)      (42)        (30)     (353)       (289)
      1,473         625       676         187       928         266
        (91)      2,376     2,532        (953)    1,405        (420)
    --------   --------   --------   --------   --------   --------
      1,512       4,047     3,785        (500)    2,535         184
      7,873       3,826     4,508       5,008    25,693      25,509
    --------   --------   --------   --------   --------   --------
      9,385       7,873     8,293       4,508    28,228      25,693
    ========   ========   ========   ========   ========   ========
         86         163        84          21       102          89
        (16)         (2)       (6)         --       (39)         (3)
         (9)         --        (1)         --        (3)         --
        (12)         (8)       --          --        --          --
         --          (3)       24           6         4          (1)
    --------   --------   --------   --------   --------   --------
         49         150       101          27        64          85
        150          --        27          --        85          --
    --------   --------   --------   --------   --------   --------
        199         150       128          27       149          85
    ========   ========   ========   ========   ========   ========
        274          59       189           4       424          45
        (29)         --       (11)         --       (17)         --
        (10)         --        --          --       (17)         --
        799          16       505           1     1,011          17
         10           6       110          --       146          (8)
    --------   --------   --------   --------   --------   --------
      1,044          81       793           5     1,547          54
         81          --         5          --        54          --
    --------   --------   --------   --------   --------   --------
      1,125          81       798           5     1,601          54
    ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                   MAINSTAY VP                           MAINSTAY VP
                                                              INTERNATIONAL EQUITY                      TOTAL RETURN
                                                           ---------------------------           ---------------------------
                                                             2001             2000(a)            2001(b)            2000(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from policyowners....         99                 155             1,232               1,727
Units redeemed on surrenders...........................        (71)                (68)           (1,065)               (765)
Units redeemed on annuity and death benefits...........         (9)                (11)             (148)               (123)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         74                  65               591                 316
Units issued (redeemed) on transfers between Investment
  Divisions............................................       (112)                211              (698)              1,363
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................        (19)                352               (88)              2,518
Units outstanding, beginning of year...................      1,556               1,204            17,027              14,509
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      1,537               1,556            16,939              17,027
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....         13                  13                43                 295
Units redeemed on surrenders...........................         --                  --                (4)                 --
Units redeemed on annuity and death benefits...........        (10)                 --                --                  --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         --                  --               (10)                 --
Units issued (redeemed) on transfers between Investment
  Divisions............................................         11                   5               (24)                  2
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         14                  18                 5                 297
Units outstanding, beginning of year...................         18                  --               297                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         32                  18               302                 297
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         23                   4               152                  39
Units redeemed on surrenders...........................         (1)                 --               (17)                 --
Units redeemed on annuity and death benefits...........         (1)                 --               (13)                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................        129                   8               567                  17
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (28)                 --               (28)                 --
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................        122                  12               661                  56
Units outstanding, beginning of year...................         12                  --                56                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................        134                  12               717                  56
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
           VALUE                 BOND              GROWTH EQUITY        INDEXED EQUITY
    -------------------   -------------------   -------------------   -------------------
    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)      2001     2000(a)
    -------------------------------------------------------------------------------------
      1,272         591     1,191         418     1,319       2,211     1,899       3,173
       (577)       (564)     (518)       (356)     (909)       (586)   (1,775)     (1,266)
        (84)        (76)     (106)        (64)     (120)        (64)     (265)       (201)
        747          80       813         202     1,093         501     1,248       1,047
      1,161        (850)    3,371        (483)     (650)      2,331    (1,437)      3,037
    --------   --------   --------   --------   --------   --------   --------   --------
      2,519        (819)    4,751        (283)      733       4,393      (330)      5,790
      8,963       9,782     6,588       6,871    15,714      11,321    30,595      24,805
    --------   --------   --------   --------   --------   --------   --------   --------
     11,482       8,963    11,339       6,588    16,447      15,714    30,265      30,595
    ========   ========   ========   ========   ========   ========   ========   ========
         59          22        74          17        97         141       135         142
         (7)         --        (7)         --        (8)         (2)      (35)         (4)
         (7)         --        --          --        (3)         --        (2)         --
         (2)         --        (1)         --         7          (3)        3          (4)
          8          --        14          (1)       (2)          3       (12)          1
    --------   --------   --------   --------   --------   --------   --------   --------
         51          22        80          16        91         139        89         135
         22          --        16          --       139          --       135          --
    --------   --------   --------   --------   --------   --------   --------   --------
         73          22        96          16       230         139       224         135
    ========   ========   ========   ========   ========   ========   ========   ========
        252           6       176          13       649          86       636         176
         (8)         --        (7)         --       (25)         (2)      (31)         --
         (9)         --        --          --        --          --        --          --
        765           1       426           5     1,354          76     1,322          38
         30          --        93          --       (87)          3       (24)          3
    --------   --------   --------   --------   --------   --------   --------   --------
      1,030           7       688          18     1,891         163     1,903         217
          7          --        18          --       163          --       217          --
    --------   --------   --------   --------   --------   --------   --------   --------
      1,037           7       706          18     2,054         163     2,120         217
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                     MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                                      SMALL CAP      EQUITY        MID CAP       MID CAP
                                                       GROWTH        INCOME        GROWTH         CORE
                                                     -----------   -----------   -----------   -----------
                                                       2001(c)       2001(c)       2001(c)       2001(c)
                                                     -----------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by
  NYLIAC...........................................        500           500           500           500
Units issued on payments received from
  policyowners.....................................        184           301           151            87
Units redeemed on surrenders.......................        (16)          (16)           (2)           (3)
Units redeemed on annuity and death benefits.......         --            --            --            --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         75           188            57            40
Units issued (redeemed) on transfers between
  Investment Divisions.............................        543           808           149           110
                                                      --------      --------      --------      --------
  Net increase (decrease)..........................      1,286         1,781           855           734
Units outstanding, beginning of year...............         --            --            --            --
                                                      --------      --------      --------      --------
Units outstanding, end of year.....................      1,286         1,781           855           734
                                                      ========      ========      ========      ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         29             9             5            --
Units redeemed on surrenders.......................         --            --            --            --
Units redeemed on annuity and death benefits.......         --            --            --            --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         --            --            --            --
Units issued (redeemed) on transfers between
  Investment Divisions.............................         (1)            2            --            --
                                                      --------      --------      --------      --------
  Net increase (decrease)..........................         28            11             5            --
Units outstanding, beginning of year...............         --            --            --            --
                                                      --------      --------      --------      --------
Units outstanding, end of year.....................         28            11             5            --
                                                      ========      ========      ========      ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................         23            55             8             2
Units redeemed on surrenders.......................         --            (1)           --            --
Units redeemed on annuity and death benefits.......         --            --            --            --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         32            84            31            14
Units issued (redeemed) on transfers between
  Investment Divisions.............................         28             3            --             9
                                                      --------      --------      --------      --------
  Net increase (decrease)..........................         83           141            39            25
Units outstanding, beginning of year...............         --            --            --            --
                                                      --------      --------      --------      --------
Units outstanding, end of year.....................         83           141            39            25
                                                      ========      ========      ========      ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                    MainStay VP
        MainStay VP           MainStay VP           Eagle Asset           MAINSTAY VP
     American Century        Dreyfus Large          Management            LORD ABBETT
      Income & Growth        Company Value         Growth Equity       DEVELOPING GROWTH
    -------------------   -------------------   -------------------   -------------------
    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)
    -------------------------------------------------------------------------------------
         --         --         --         --       (120)      (880)        --          --
        253        611        341        371        984      2,728        132         325
       (266)      (157)      (156)       (87)      (540)      (212)      (110)       (112)
        (52)       (16)       (27)       (29)       (48)       (29)       (15)         (4)
        361        386        460        231      1,457        780        105         141
       (157)       633        237        473     (1,519)     4,206       (294)        515
    --------   --------   --------   --------   --------   --------   --------   --------
        139      1,457        855        959        214      6,593       (182)        865
      5,454      3,997      3,356      2,397      9,323      2,730      3,141       2,276
    --------   --------   --------   --------   --------   --------   --------   --------
      5,593      5,454      4,211      3,356      9,537      9,323      2,959       3,141
    ========   ========   ========   ========   ========   ========   ========   ========
          4         17         17         13         60         69          6           9
         --         --         (1)        (1)        (3)        (7)        --          --
         (9)        --         (8)        --        (18)        --         (9)         --
         (2)        --         --         --         (5)        (5)        --          --
         (1)        --          9          5        (20)        (2)        --          --
    --------   --------   --------   --------   --------   --------   --------   --------
         (8)        17         17         17         14         55         (3)          9
         17         --         17         --         55         --          9          --
    --------   --------   --------   --------   --------   --------   --------   --------
          9         17         34         17         69         55          6           9
    ========   ========   ========   ========   ========   ========   ========   ========
         29         10         66          6        342        149         30          23
         (2)        --         (5)        --        (22)        (5)        (1)         --
         (1)        --         --         --         --         --         --          --
        120         14        336          8        906         73         51           2
         --         --         23         --        (83)       (10)        24         (21)
    --------   --------   --------   --------   --------   --------   --------   --------
        146         24        420         14      1,143        207        104           4
         24         --         14         --        207         --          4          --
    --------   --------   --------   --------   --------   --------   --------   --------
        170         24        434         14      1,350        207        108           4
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                                   CALVERT
                                                        ALGER AMERICAN             SOCIAL
                                                     SMALL CAPITALIZATION         BALANCED
                                                     ---------------------   -------------------
                                                       2001       2000(a)      2001     2000(a)
                                                     -------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       674       1,664         140        227
Units redeemed on surrenders.......................      (467)       (221)        (96)       (56)
Units redeemed on annuity and death benefits.......       (42)        (24)         (7)        (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       789         726         228        104
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (747)      2,449         (81)       231
                                                     --------    --------    --------   --------
  Net increase (decrease)..........................       207       4,594         184        497
Units outstanding, beginning of year...............     7,657       3,063       1,484        987
                                                     --------    --------    --------   --------
Units outstanding, end of year.....................     7,864       7,657       1,668      1,484
                                                     ========    ========    ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................       112          68           4         11
Units redeemed on surrenders.......................      (473)         (1)         (2)        --
Units redeemed on annuity and death benefits.......        (9)         --          (1)        --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (2)         (2)         --         --
Units issued (redeemed) on transfers between
  Investment Divisions.............................       390           4          (1)        --
                                                     --------    --------    --------   --------
  Net increase (decrease)..........................        18          69          --         11
Units outstanding, beginning of year...............        69          --          11         --
                                                     --------    --------    --------   --------
Units outstanding, end of year.....................        87          69          11         11
                                                     ========    ========    ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................       189          94          91         11
Units redeemed on surrenders.......................        (9)         (5)         (4)        --
Units redeemed on annuity and death benefits.......        (1)         --          --         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       641          52         133         10
Units issued (redeemed) on transfers between
  Investment Divisions.............................       (26)          1          (4)        (2)
                                                     --------    --------    --------   --------
  Net increase (decrease)..........................       794         142         216         19
Units outstanding, beginning of year...............       142          --          19         --
                                                     --------    --------    --------   --------
Units outstanding, end of year.....................       936         142         235         19
                                                     ========    ========    ========   ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


         FIDELITY              FIDELITY                                   JANUS ASPEN
            VIP                   VIP               JANUS ASPEN             SERIES
       CONTRAFUND(R)         EQUITY-INCOME            SERIES               WORLDWIDE
      (INITIAL CLASS)       (INITIAL CLASS)          BALANCED               GROWTH
    -------------------   -------------------   -------------------   -------------------
      2001     2000(a)      2001     2000(a)    2001(b)    2000(a)      2001     2000(a)
    -------------------------------------------------------------------------------------
       1,057     2,249       1,098      1,137     2,693      5,644      1,690       4,553
        (908)     (651)       (619)      (442)   (1,877)    (1,051)    (1,306)       (748)
        (125)      (67)       (123)       (54)     (314)      (154)      (153)       (102)
       1,246     1,280       1,112        533     2,976      2,184      1,916       1,451
      (1,093)    2,168         271        449    (1,041)     7,227     (2,256)      5,702
    --------   --------   --------   --------   --------   --------   --------   --------
         177     4,979       1,739      1,623     2,437     13,850       (109)     10,856
      16,983    12,004       9,762      8,139    30,425     16,575     23,672      12,816
    --------   --------   --------   --------   --------   --------   --------   --------
      17,160    16,983      11,501      9,762    32,862     30,425     23,563      23,672
    ========   ========   ========   ========   ========   ========   ========   ========
          69        45          25         24       160        157         81         135
          (8)       (1)         (3)        --       (29)        --        (89)         (8)
          --        --          (8)        --        (4)        --         (1)         --
          (1)       --          (1)        --        (5)        --          2          (2)
          (3)        2          13          3       (18)         3         39           2
    --------   --------   --------   --------   --------   --------   --------   --------
          57        46          26         27       104        160         32         127
          46        --          27         --       160         --        127          --
    --------   --------   --------   --------   --------   --------   --------   --------
         103        46          53         27       264        160        159         127
    ========   ========   ========   ========   ========   ========   ========   ========
         277       101         264         18       654        189        443         229
         (21)       --         (17)        --       (56)        (2)       (38)         (6)
          (1)       --          (6)        --       (12)        --        (10)         --
         737        47         946          8     2,037        106      1,103         106
         (42)       (1)         24         --       (42)         1       (101)          4
    --------   --------   --------   --------   --------   --------   --------   --------
         950       147       1,211         26     2,581        294      1,397         333
         147        --          26         --       294         --        333          --
    --------   --------   --------   --------   --------   --------   --------   --------
       1,097       147       1,237         26     2,875        294      1,730         333
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                     MFS(R) INVESTORS TRUST      MFS(R) RESEARCH
                                                             SERIES                  SERIES
                                                     -----------------------   -------------------
                                                        2001       2000(a)     2001(b)    2000(a)
                                                     ---------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................        318          457        458       1,163
Units redeemed on surrenders.......................       (168)         (84)      (235)        (86)
Units redeemed on annuity and death benefits.......        (33)         (18)       (39)        (16)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        537          291        984         598
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (46)         364       (365)      1,396
                                                      --------     --------    --------   --------
  Net increase (decrease)..........................        608        1,010        803       3,055
Units outstanding, beginning of year...............      2,695        1,685      4,054         999
                                                      --------     --------    --------   --------
Units outstanding, end of year.....................      3,303        2,695      4,857       4,054
                                                      ========     ========    ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         10           10         19          74
Units redeemed on surrenders.......................         (2)          --         (7)         (1)
Units redeemed on annuity and death benefits.......         --           --        (10)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         --           --        (16)         (8)
Units issued (redeemed) on transfers between
  Investment Divisions.............................         10            1          3           1
                                                      --------     --------    --------   --------
  Net increase (decrease)..........................         18           11        (11)         66
Units outstanding, beginning of year...............         11           --         66          --
                                                      --------     --------    --------   --------
Units outstanding, end of year.....................         29           11         55          66
                                                      ========     ========    ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................         87            7        136          96
Units redeemed on surrenders.......................        (10)          --        (11)         (4)
Units redeemed on annuity and death benefits.......         --           --         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        422           25        486          62
Units issued (redeemed) on transfers between
  Investment Divisions.............................         (9)          --         11          25
                                                      --------     --------    --------   --------
  Net increase (decrease)..........................        490           32        622         179
Units outstanding, beginning of year...............         32           --        179          --
                                                      --------     --------    --------   --------
Units outstanding, end of year.....................        522           32        801         179
                                                      ========     ========    ========   ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                       MORGAN STANLEY
        MFS(R)               UIF
      UTILITIES           EMERGING            T. ROWE PRICE
        SERIES         MARKETS EQUITY         EQUITY INCOME
    --------------   -------------------   -------------------
       2001(c)       2001(b)    2000(a)      2001     2000(a)
    ----------------------------------------------------------
              2          218        721       1,056        583
             --         (217)      (118)       (311)      (143)
             --          (20)       (11)        (43)       (17)
              2          254        233       1,026        331
             11         (421)       874       1,991        538
       --------      --------   --------   --------   --------
             15         (186)     1,699       3,719      1,292
             --        3,358      1,659       3,679      2,387
       --------      --------   --------   --------   --------
             15        3,172      3,358       7,398      3,679
       ========      ========   ========   ========   ========
             --           12          7          66          5
             --           (1)        (1)         (4)        --
             --           --         --          --         --
             --           --         --          (1)        --
             --        1,002         --           7          8
       --------      --------   --------   --------   --------
             --        1,013          6          68         13
             --            6         --          13         --
       --------      --------   --------   --------   --------
             --        1,019          6          81         13
       ========      ========   ========   ========   ========
             10           33          4         189          6
             --           (1)        --          (8)        --
             --           --         --          (7)        --
             18           60          3         640          6
              3          (10)        --          72         (3)
       --------      --------   --------   --------   --------
             31           82          7         886          9
             --            7         --           9         --
       --------      --------   --------   --------   --------
             31           89          7         895          9
       ========      ========   ========   ========   ========

--------------------------------------------------------------------------------


                                                           VAN ECK           AMSOUTH        AMSOUTH
                                                          WORLDWIDE         ENHANCED     INTERNATIONAL
                                                         HARD ASSETS         MARKET         EQUITY
                                                     -------------------   -----------   -------------
                                                       2001     2000(a)      2001(b)        2001(b)
                                                     -------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................        39        66           --             --
Units redeemed on surrenders.......................       (22)      (17)          --             --
Units redeemed on annuity and death benefits.......       (16)       (8)          --             --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        37        24           --             --
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (129)      188           --             --
                                                     --------   --------    --------       --------
  Net increase (decrease)..........................       (91)      253           --             --
Units outstanding, beginning of year...............       469       216           --             --
                                                     --------   --------    --------       --------
Units outstanding, end of year.....................       378       469           --             --
                                                     ========   ========    ========       ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        10         2           --             --
Units redeemed on surrenders.......................        --        --           --             --
Units redeemed on annuity and death benefits.......        --        --           --             --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        --        --           --             --
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (9)       --           --             --
                                                     --------   --------    --------       --------
  Net increase (decrease)..........................         1         2           --             --
Units outstanding, beginning of year...............         2        --           --             --
                                                     --------   --------    --------       --------
Units outstanding, end of year.....................         3         2           --             --
                                                     ========   ========    ========       ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        14        --           41              4
Units redeemed on surrenders.......................        (1)       --           (2)            --
Units redeemed on annuity and death benefits.......        --        --           --             --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        15        --           85             10
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (8)        5            3             --
                                                     --------   --------    --------       --------
  Net increase (decrease)..........................        20         5          127             14
Units outstanding, beginning of year...............         5        --           --             --
                                                     --------   --------    --------       --------
Units outstanding, end of year.....................        25         5          127             14
                                                     ========   ========    ========       ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                   DREYFUS IP         NEUBERGER
                                   TECHNOLOGY           BERMAN
      AMSOUTH       AMSOUTH          GROWTH          AMT MID-CAP
     LARGE CAP      MID CAP     (INITIAL SHARES)        GROWTH
    -----------   -----------   ----------------   ----------------
      2001(b)       2001(b)         2001(c)            2001(c)
    ---------------------------------------------------------------
           --            --               78                 11
           --            --               (3)                (1)
           --            --               (1)                --
           --            --               24                  8
           --            --              227                 30
     --------      --------         --------           --------
           --            --              325                 48
           --            --               --                 --
     --------      --------         --------           --------
           --            --              325                 48
     ========      ========         ========           ========
           --            --                1                 --
           --            --               --                 --
           --            --               --                 --
           --            --               --                 --
           --            --                1                 --
     --------      --------         --------           --------
           --            --                2                 --
           --            --               --                 --
     --------      --------         --------           --------
           --            --                2                 --
     ========      ========         ========           ========
           42            26               16                  4
           (2)           --               --                 --
           --            --               --                 --
          182            44               39                 13
           (6)           --                3                  1
     --------      --------         --------           --------
          216            70               58                 18
           --            --               --                 --
     --------      --------         --------           --------
          216            70               58                 18
     ========      ========         ========           ========

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                       CAPITAL APPRECIATION
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $553,783   $748,887   $657,329   $367,978   $186,437
Units Outstanding..................................      29,099     29,793     23,024     15,940     11,001
Unit Value.........................................    $  19.03   $  25.14   $  28.55   $  23.09   $  16.95
Total Return.......................................      (24.3%)    (12.0%)     23.7%      36.2%      21.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,333   $  1,171   $     --   $     --   $     --
Units Outstanding..................................         186        123         --         --         --
Unit Value.........................................    $   7.17   $   9.48   $     --   $     --   $     --
Total Return.......................................      (24.4%)     (5.2%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 11,161   $  1,817   $     --   $     --   $     --
Units Outstanding..................................       1,704        210         --         --         --
Unit Value.........................................    $   6.55   $   8.67   $     --   $     --   $     --
Total Return.......................................      (24.5%)    (13.3%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)


                                                                           MAINSTAY VP
                                                                            GOVERNMENT
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $115,641   $ 59,775   $ 60,001   $ 39,674   $ 12,687
Units Outstanding..................................       8,293      4,508      5,008      3,208      1,103
Unit Value.........................................    $  13.94   $  13.26   $  11.98   $  12.37   $  11.51
Total Return.......................................        5.1%      10.7%      (3.1%)      7.5%       7.9%
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.0%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,420   $    281   $     --   $     --   $     --
Units Outstanding..................................         128         27         --         --         --
Unit Value.........................................    $  11.13   $  10.60   $     --   $     --   $     --
Total Return.......................................        5.0%       6.0%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.9%

SERIES III POLICIES (c)
Net Assets.........................................    $  8,792   $     47   $     --   $     --   $     --
Units Outstanding..................................         798          5         --         --         --
Unit Value.........................................    $  11.01   $  10.49   $     --   $     --   $     --
Total Return.......................................        5.0%       5.0%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        9.1%

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                      CASH MANAGEMENT                                          CONVERTIBLE
    ----------------------------------------------------   ----------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000       1999       1998       1997
    -----------------------------------------------------------------------------------------------------------
    $260,067   $164,643   $294,243   $121,079   $ 47,593   $144,131   $125,337   $ 65,034   $ 38,111   $ 25,985
     205,310    133,091    248,786    105,842     43,157      9,385      7,873      3,826      3,139      2,205
    $   1.27   $   1.24   $   1.18   $   1.14   $   1.10   $  15.36   $  15.92   $  17.00   $  12.14   $  11.78
        2.4%       4.6%       3.4%       3.7%       4.0%      (3.5%)     (6.3%)     40.0%       3.0%      13.8%
        2.2%                                                   2.4%

    $ 16,214   $  4,180   $     --   $     --   $     --   $  1,733   $  1,356   $     --   $     --   $     --
      15,454      4,074         --         --         --        199        150         --         --         --
    $   1.05   $   1.03   $     --   $     --   $     --   $   8.71   $   9.04   $     --   $     --   $     --
        2.3%       2.6%         --         --         --      (3.7%)     (9.6%)        --         --         --
        1.9%                                                   2.3%

    $ 31,624   $  2,635   $     --   $     --   $     --   $  9,385   $    703   $     --   $     --   $     --
      30,376      2,586         --         --         --      1,125         81         --         --         --
    $   1.04   $   1.02   $     --   $     --   $     --   $   8.34   $   8.67   $     --   $     --   $     --
        2.1%       1.9%         --         --         --      (3.8%)     (1.3%)        --         --         --
        1.4%                                                   6.0%

                        MAINSTAY VP
                         HIGH YIELD                                           MAINSTAY VP
                       CORPORATE BOND                                    INTERNATIONAL EQUITY
    ----------------------------------------------------   -------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000      1999      1998      1997
    --------------------------------------------------------------------------------------------------------
    $426,004   $374,764   $400,993   $310,120   $203,336   $ 19,878   $ 23,737   $22,729   $15,136   $11,476
      28,228     25,693     25,509     21,960     14,577      1,537      1,556     1,204     1,012       932
    $  15.09   $  14.59   $  15.72   $  14.12   $  13.95   $  12.94   $  15.26   $ 18.88   $ 14.95   $ 12.32
        3.4%      (7.2%)     11.3%       1.2%      11.4%     (15.2%)    (19.2%)    26.3%     21.4%      3.7%
       10.7%                                                     --

    $  1,428   $    793   $     --   $     --   $     --   $    254   $    169   $    --   $    --   $    --
         149         85         --         --         --         32         18        --        --        --
    $   9.60   $   9.29   $     --   $     --   $     --   $   7.92   $   9.35   $    --   $    --   $    --
        3.3%      (7.1%)        --         --         --     (15.3%)     (6.5%)       --        --        --
       12.6%                                                  (1.0%)

    $ 15,118   $    498   $     --   $     --   $     --   $  1,063   $    111   $    --   $    --   $    --
       1,601         54         --         --         --        134         12        --        --        --
    $   9.44   $   9.15   $     --   $     --   $     --   $   7.95   $   9.40   $    --   $    --   $    --
        3.2%      (8.5%)        --         --         --     (15.4%)     (6.0%)       --        --        --
       27.1%                                                   0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                           TOTAL RETURN
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $296,704   $338,661   $305,978   $203,518   $111,216
Units Outstanding..................................      16,939     17,027     14,509     11,136      7,629
Unit Value.........................................    $  17.52   $  19.89   $  21.09   $  18.28   $  14.58
Total Return.......................................      (11.9%)     (5.7%)     15.4%      25.4%      16.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.1%

SERIES II POLICIES (b)
Net Assets.........................................    $  2,444   $  2,730   $     --   $     --   $     --
Units Outstanding..................................         302        297         --         --         --
Unit Value.........................................    $   8.09   $   9.20   $     --   $     --   $     --
Total Return.......................................      (12.1%)     (8.0%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.5%

SERIES III POLICIES (c)
Net Assets.........................................    $  5,557   $    495   $     --   $     --   $     --
Units Outstanding..................................         717         56         --         --         --
Unit Value.........................................    $   7.75   $   8.82   $     --   $     --   $     --
Total Return.......................................      (12.1%)    (11.8%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.6%


                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $359,198   $419,759   $317,273   $180,165   $ 87,211
Units Outstanding..................................      16,447     15,714     11,321      8,239      4,979
Unit Value.........................................    $  21.84   $  26.71   $  28.02   $  21.87   $  17.52
Total Return.......................................      (18.2%)     (4.7%)     28.2%      24.8%      25.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.7%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,763   $  1,300   $     --   $     --   $     --
Units Outstanding..................................         230        139         --         --         --
Unit Value.........................................    $   7.65   $   9.37   $     --   $     --   $     --
Total Return.......................................      (18.4%)     (6.3%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.8%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 15,827   $  1,542   $     --   $     --   $     --
Units Outstanding..................................       2,054        163         --         --         --
Unit Value.........................................    $   7.70   $   9.44   $     --   $     --   $     --
Total Return.......................................      (18.4%)     (5.6%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.2%)

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                          MAINSTAY VP
                           VALUE                                                 BOND
    ----------------------------------------------------   ------------------------------------------------
      2001       2000       1999       1998       1997       2001      2000      1999      1998      1997
    -------------------------------------------------------------------------------------------------------
    $213,977   $168,711   $165,397   $157,643   $120,622   $158,984   $85,728   $82,561   $61,788   $22,786
      11,482      8,963      9,782     10,004      7,236     11,339     6,588     6,871     4,993     1,981
    $  18.64   $  18.82   $  16.91   $  15.76   $  16.67   $  14.02   $ 13.01   $ 12.02   $ 12.37   $ 11.50
       (1.0%)     11.3%       7.3%      (5.5%)     21.2%       7.8%      8.3%     (2.9%)     7.6%      8.1%
        0.2%                                                   5.0%

    $    802   $    239   $     --   $     --   $     --   $  1,100   $   167   $    --   $    --   $    --
          73         22         --         --         --         96        16        --        --        --
    $  10.92   $  11.04   $     --   $     --   $     --   $  11.43   $ 10.62   $    --   $    --   $    --
       (1.1%)     10.4%         --         --         --       7.6%      6.2%        --        --        --
        0.7%                                                   4.6%

    $ 10,836   $     69   $     --   $     --   $     --   $  7,920   $   188   $    --   $    --   $    --
       1,037          7         --         --         --        706        18        --        --        --
    $  10.44   $  10.57   $     --   $     --   $     --   $  11.21   $ 10.43   $    --   $    --   $    --
       (1.2%)      5.7%         --         --         --       7.5%      4.3%        --        --        --
        2.3%                                                  11.7%

                                                           MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                        MAINSTAY VP                         SMALL CAP      EQUITY        MID CAP       MID CAP
                       INDEXED EQUITY                        GROWTH        INCOME        GROWTH         CORE
    ----------------------------------------------------   -----------   -----------   -----------   -----------
      2001       2000       1999       1998       1997        2001          2001          2001          2001
    ------------------------------------------------------------------------------------------------------------
    $647,391   $755,167   $684,701   $407,588   $182,709    $ 12,197       $17,502       $ 7,773       $ 6,859
      30,265     30,595     24,805     17,575      9,982       1,286         1,781           855           734
    $  21.39   $  24.68   $  27.60   $  23.19   $  18.30    $   9.48       $  9.83       $  9.09       $  9.35
      (13.3%)    (10.6%)     19.0%      26.7%      31.0%       (5.2%)        (1.7%)        (9.1%)        (6.5%)
       (0.4%)                                                  (1.4%)         0.2%         (1.4%)        (1.0%)

    $  1,826   $  1,266   $     --   $     --   $     --    $    268       $   109       $    55       $    --
         224        135         --         --         --          28            11             5            --
    $   8.14   $   9.40   $     --   $     --   $     --    $   9.76       $  9.78       $ 11.65       $ 10.00
      (13.4%)     (6.0%)        --         --         --       (2.4%)        (2.2%)        16.5%            --
       (0.4%)                                                  (1.6%)         0.9%         (1.6%)           --

    $ 16,799   $  1,988   $     --   $     --   $     --    $    786       $ 1,409       $   365       $   241
       2,120        217         --         --         --          83           141            39            25
    $   7.92   $   9.16   $     --   $     --   $     --    $   9.47       $  9.96       $  9.30       $  9.74
      (13.5%)     (8.4%)        --         --         --       (5.3%)        (0.4%)        (7.0%)        (2.6%)
        0.7%                                                   (1.6%)         1.6%         (1.6%)        (0.3%)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                    MAINSTAY VP
                                                                 AMERICAN CENTURY
                                                                  INCOME & GROWTH
                                                       -------------------------------------
                                                        2001      2000      1999      1998
                                                       -------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $55,929   $60,445   $50,328   $24,568
Units Outstanding..................................      5,593     5,454     3,997     2,263
Unit Value.........................................    $ 10.00   $ 11.08   $ 12.59   $ 10.86
Total Return.......................................      (9.8%)   (12.0%)    16.0%      8.6%
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.6%)

SERIES II POLICIES (b)
Net Assets.........................................    $    71   $   154   $    --   $    --
Units Outstanding..................................          9        17        --        --
Unit Value.........................................    $  8.29   $  9.21   $    --   $    --
Total Return.......................................     (10.0%)    (7.9%)       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.7%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 1,388   $   218   $    --   $    --
Units Outstanding..................................        170        24        --        --
Unit Value.........................................    $  8.15   $  9.05   $    --   $    --
Total Return.......................................      (9.9%)    (9.5%)       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................         --

                                                                            ALGER
                                                                          AMERICAN
                                                                            SMALL
                                                                       CAPITALIZATION
                                                       -----------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                       -----------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $66,445   $93,083   $51,860   $22,802   $11,141
Units Outstanding..................................      7,864     7,657     3,063     1,904     1,060
Unit Value.........................................    $  8.45   $ 12.16   $ 16.93   $ 11.97   $ 10.51
Total Return.......................................     (30.5%)   (28.2%)    41.4%     13.9%      9.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................      (1.4%)

SERIES II POLICIES (b)
Net Assets.........................................    $   514   $   588   $    --   $    --   $    --
Units Outstanding..................................         87        69        --        --        --
Unit Value.........................................    $  5.94   $  8.56   $    --   $    --   $    --
Total Return.......................................     (30.6%)   (14.4%)       --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (1.5%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 5,162   $ 1,125   $    --   $    --   $    --
Units Outstanding..................................        936       142        --        --        --
Unit Value.........................................    $  5.51   $  7.95   $    --   $    --   $    --
Total Return.......................................     (30.7%)   (20.5%)       --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (1.6%)

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                          MAINSTAY VP
                                                          EAGLE ASSET                              MAINSTAY VP
                 MAINSTAY VP                              MANAGEMENT                               LORD ABBETT
                   DREYFUS                                  GROWTH                                 DEVELOPING
             LARGE COMPANY VALUE                            EQUITY                                   GROWTH
    -------------------------------------   ---------------------------------------   -------------------------------------
     2001      2000      1999      1998       2001       2000      1999      1998      2001      2000      1999      1998
    -----------------------------------------------------------------------------------------------------------------------
    $44,680   $37,822   $25,701   $16,599   $132,751   $157,719   $52,015   $16,434   $25,662   $29,808   $27,072   $14,349
      4,211     3,356     2,397     1,629      9,537      9,323     2,730     1,408     2,959     3,141     2,276     1,573
    $ 10.61   $ 11.27   $ 10.72   $ 10.19   $  13.92   $  16.92   $ 19.06   $ 11.68   $  8.67   $  9.49   $ 11.89   $  9.12
      (5.9%)     5.1%      5.2%      1.9%     (17.7%)    (11.2%)    63.2%     16.8%     (8.6%)   (20.2%)    30.4%     (8.8%)
      (0.6%)                                   (1.4%)                                   (1.4%)

    $   336   $   178   $    --   $    --   $    537   $    528   $    --   $    --   $    52   $    85   $    --   $    --
         34        17        --        --         69         55        --        --         6         9        --        --
    $  9.86   $ 10.49   $    --   $    --   $   7.81   $   9.51   $    --   $    --   $  8.33   $  9.13   $    --   $    --
      (6.0%)     4.9%        --        --     (17.9%)     (4.9%)       --        --     (8.8%)    (8.7%)       --        --
      (0.7%)                                   (1.6%)                                   (1.6%)

    $ 4,231   $   147   $    --   $    --   $  9,015   $  1,686   $    --   $    --   $   906   $    40   $    --   $    --
        434        14        --        --      1,350        207        --        --       108         4        --        --
    $  9.74   $ 10.37   $    --   $    --   $   6.68   $   8.13   $    --   $    --   $  8.38   $  9.19   $    --   $    --
      (6.1%)     3.7%        --        --     (17.8%)    (18.7%)       --        --     (8.8%)    (8.1%)       --        --
       0.2%                                    (1.6%)                                   (1.6%)

                                                                          FIDELITY
                       CALVERT                                               VIP
                        SOCIAL                                          CONTRAFUND(R)
                       BALANCED                                        (INITIAL CLASS)
    ----------------------------------------------   ---------------------------------------------------
     2001      2000      1999      1998      1997      2001       2000       1999       1998      1997
    ----------------------------------------------------------------------------------------------------
    $27,380   $26,540   $18,487   $10,047   $4,160   $279,422   $319,564   $245,305   $117,113   $40,060
      1,668     1,484       987       594      282     17,160     16,983     12,004      7,022     3,079
    $ 16.41   $ 17.89   $ 18.72   $ 16.92   $14.76   $  16.28   $  18.82   $  20.44   $  16.68   $ 13.01
      (8.3%)    (4.5%)    10.7%     14.7%    18.4%     (13.5%)     (7.9%)     22.5%      28.2%     22.4%
       2.5%                                             (0.6%)

    $    98   $   103   $    --   $    --   $   --   $    883   $    452   $     --   $     --   $    --
         11        11        --        --       --        103         46         --         --        --
    $  8.57   $  9.36   $    --   $    --   $   --   $   8.58   $   9.93   $     --   $     --   $    --
      (8.4%)    (6.4%)       --        --       --     (13.6%)     (0.7%)        --         --        --
       2.0%                                             (1.0%)

    $ 1,957   $   177   $    --   $    --   $   --   $  9,054   $  1,410   $     --   $     --   $    --
        235        19        --        --       --      1,097        147         --         --        --
    $  8.34   $  9.10   $    --   $    --   $   --   $   8.26   $   9.56   $     --   $     --   $    --
      (8.4%)    (9.0%)       --        --       --     (13.6%)     (4.4%)        --         --        --
       5.7%                                             (1.3%)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             FIDELITY
                                                                               VIP
                                                                          EQUITY-INCOME
                                                                         (INITIAL CLASS)
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $175,541   $158,987   $123,982   $ 84,984   $ 29,915
Units Outstanding..................................      11,501      9,762      8,139      5,850      2,267
Unit Value.........................................    $  15.26   $  16.29   $  15.23   $  14.53   $  13.20
Total Return.......................................       (6.3%)      6.9%       4.9%      10.1%      26.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $    529   $    286   $     --   $     --   $     --
Units Outstanding..................................          53         27         --         --         --
Unit Value.........................................    $   9.97   $  10.65   $     --   $     --   $     --
Total Return.......................................       (6.4%)      6.5%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.3%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 12,157   $    275   $     --   $     --   $     --
Units Outstanding..................................       1,237         26         --         --         --
Unit Value.........................................    $   9.83   $  10.51   $     --   $     --   $     --
Total Return.......................................       (6.5%)      5.1%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)

                                                                        MFS(R)
                                                                       INVESTORS
                                                                         TRUST
                                                                        SERIES
                                                       -----------------------------------------
                                                         2001       2000       1999       1998
                                                       -----------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 29,963   $ 29,503   $ 18,732   $  4,598
Units Outstanding..................................       3,303      2,695      1,685        435
Unit Value.........................................    $   9.07   $  10.95   $  11.12   $  10.57
Total Return.......................................      (17.2%)     (1.5%)      5.2%       5.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.9%)

SERIES II POLICIES (b)
Net Assets.........................................    $    231   $    102   $     --   $     --
Units Outstanding..................................          29         11         --         --
Unit Value.........................................    $   8.07   $   9.75   $     --   $     --
Total Return.......................................      (17.2%)     (2.5%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.2%)

SERIES III POLICIES (c)
Net Assets.........................................    $  4,146   $    305   $     --   $     --
Units Outstanding..................................         522         32         --         --
Unit Value.........................................    $   7.94   $   9.60   $     --   $     --
Total Return.......................................      (17.3%)     (4.0%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                               JANUS ASPEN
                        JANUS ASPEN                                               SERIES
                           SERIES                                               WORLDWIDE
                          BALANCED                                                GROWTH
    ----------------------------------------------------   ----------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000       1999       1998       1997
    -----------------------------------------------------------------------------------------------------------
    $607,299   $598,090   $338,125   $104,735   $ 25,175   $385,523   $506,390   $329,694   $124,614   $ 54,807
      32,862     30,425     16,575      6,418      2,043     23,563     23,672     12,816      7,855      4,392
    $  18.48   $  19.66   $  20.40   $  16.32   $  12.32   $  16.36   $  21.39   $  25.73   $  15.86   $  12.48
       (6.0%)     (3.6%)     25.0%      32.4%      20.4%     (23.5%)    (16.8%)     62.2%      27.1%      20.4%
        1.3%                                                  (0.9%)

    $  2,538   $  1,636   $     --   $     --   $     --   $  1,111   $  1,165   $     --   $     --   $     --
         264        160         --         --         --        159        127         --         --         --
    $   9.61   $  10.24   $     --   $     --   $     --   $   7.00   $   9.16   $     --   $     --   $     --
       (6.2%)      2.4%         --         --         --     (23.6%)     (8.4%)        --         --         --
        1.4%                                                  (1.1%)

    $ 26,039   $  2,842   $     --   $     --   $     --   $ 11,124   $  2,806   $     --   $     --   $     --
       2,875        294         --         --         --      1,730        333         --         --         --
    $   9.06   $   9.65   $     --   $     --   $     --   $   6.43   $   8.42   $     --   $     --   $     --
       (6.1%)     (3.5%)        --         --         --     (23.6%)    (15.8%)        --         --         --
        2.4%                                                  (0.9%)

                                                                               MORGAN STANLEY
                     MFS(R)                      MFS(R)                             UIF
                    RESEARCH                    UTILITIES                     EMERGING MARKETS
                     SERIES                      SERIES                            EQUITY
    -----------------------------------------   ---------   ----------------------------------------------------
      2001       2000       1999       1998       2001        2001       2000       1999       1998       1997
    ------------------------------------------------------------------------------------------------------------
    $ 46,896   $ 50,417   $ 13,236   $  2,729   $    135    $ 25,016   $ 28,721   $ 23,677   $  6,216   $  8,180
       4,857      4,054        999        252         15       3,172      3,358      1,659        841        827
    $   9.66   $  12.44   $  13.25   $  10.83   $   8.83    $   7.89   $   8.55   $  14.27   $   7.40   $   9.89
      (22.4%)     (6.2%)     22.3%       8.3%     (11.7%)      (7.7%)    (40.1%)     93.0%     (25.2%)     (1.1%)
       (1.4%)                                      (1.4%)      (1.4%)

    $    376   $    586   $     --   $     --   $     --    $  5,828   $     38   $     --   $     --   $     --
          55         66         --         --         --       1,019          6         --         --         --
    $   6.87   $   8.86   $     --   $     --   $  10.43    $   5.72   $   6.21   $     --   $     --   $     --
      (22.5%)    (11.4%)        --         --       4.3%       (7.9%)    (37.9%)        --         --         --
       (1.5%)                                      (1.6%)      (1.6%)

    $  5,269   $  1,516   $     --   $     --   $    258    $    594   $     54   $     --   $     --   $     --
         801        179         --         --         31          89          7         --         --         --
    $   6.58   $   8.49   $     --   $     --   $   8.35    $   6.64   $   7.22   $     --   $     --   $     --
      (22.5%)    (15.1%)        --         --     (16.5%)      (8.0%)    (27.8%)        --         --         --
       (1.6%)                                      (1.6%)      (1.6%)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                        T. ROWE PRICE
                                                                           EQUITY
                                                                           INCOME
                                                            -------------------------------------
                                                             2001      2000      1999      1998
                                                            -------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................    $85,476   $42,484   $24,724   $10,082
Units Outstanding.......................................     7,398      3,679    2,387        995
Unit Value..............................................    $11.55    $ 11.55   $10.36    $ 10.13
Total Return............................................        --      11.5%     2.3%       1.3%
Ratio of Net Investment Income to Average Net Assets....      0.2%

SERIES II POLICIES (b)
Net Assets..............................................    $  902    $   146   $   --    $    --
Units Outstanding.......................................        81         13       --         --
Unit Value..............................................    $11.07    $ 11.08   $   --    $    --
Total Return............................................        --      10.8%       --         --
Ratio of Net Investment Income to Average Net Assets....        --

SERIES III POLICIES (c)
Net Assets..............................................    $9,712    $    98   $   --    $    --
Units Outstanding.......................................       895          9       --         --
Unit Value..............................................    $10.85    $ 10.86   $   --    $    --
Total Return............................................        --       8.6%       --         --
Ratio of Net Investment Income to Average Net Assets....      0.3%

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                                                   NEUBERGER
                   VAN ECK                                                                         DREYFUS IP       BERMAN
                  WORLDWIDE                   AMSOUTH        AMSOUTH       AMSOUTH                 TECHNOLOGY         AMT
                    HARD                     ENHANCED     INTERNATIONAL     LARGE     AMSOUTH        GROWTH         MID-CAP
                   ASSETS                     MARKET         EQUITY          CAP      MID CAP   (INITIAL SHARES)    GROWTH
    -------------------------------------   -----------   -------------   ---------   -------   ----------------   ---------
     2001      2000      1999      1998        2001           2001          2001       2001           2001           2001
    ------------------------------------------------------------------------------------------------------------------------
    $3,510    $4,929    $2,066    $  424      $   --         $   --        $    --    $   --         $3,197         $  464
       378       469       216        53          --             --             --        --            325             48
    $ 9.28    $10.51    $ 9.57    $ 8.02      $   --         $   --        $    --    $   --         $ 9.84         $ 9.64
    (11.7%)     9.9%     19.3%    (19.8%)         --             --             --        --          (1.6%)         (3.6%)
        --                                        --             --             --        --          (1.4%)         (1.4%)

    $   29    $   25    $   --    $   --      $   --         $   --        $    --    $   --         $   23         $    1
         3         2        --        --          --             --             --        --              2             --
    $ 9.24    $10.48    $   --    $   --      $   --         $   --        $    --    $   --         $12.03         $ 9.98
    (11.8%)     4.8%        --        --          --             --             --        --          20.3%          (0.2%)
      2.2%                                        --             --             --        --          (1.6%)         (1.6%)

    $  238    $   53    $   --    $   --      $1,112         $  116        $ 1,883    $  515         $  587         $  184
        25         5        --        --         127             14            216        70             58             18
    $ 9.37    $10.63    $   --    $   --      $ 8.75         $ 8.16        $  8.72    $ 7.38         $10.03         $10.05
    (11.9%)     6.3%        --        --      (12.5%)        (18.4%)        (12.8%)   (26.2%)          0.3%           0.5%
     (0.5%)                                    (1.5%)         (1.6%)         (1.6%)    (1.6%)         (1.6%)         (1.6%)

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly known as Calvert Socially Responsible), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly known as MFS(R) Growth with Income Series), MFS(R) Research Series, MFS(R) Utilities Series, Morgan Stanley UIF Emerging Markets Equity (formerly known as Morgan Stanley Dean Witter Emerging Markets Equity), T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Dreyfus IP Technology Growth (Initial Shares), and Neuberger Berman AMT Mid-Cap Growth Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2001       2000
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $19,657    $14,993
  Held to maturity, at amortized cost                              --        627
Equity securities                                                  95        126
Mortgage loans                                                  2,138      1,993
Policy loans                                                      575        544
Other investments                                                 917        260
                                                              -------    -------
     Total investments                                         23,382     18,543

Cash and cash equivalents                                         790        767
Deferred policy acquisition costs                               1,887      1,660
Other assets                                                      518        439
Separate account assets                                        10,418     10,981
                                                              -------    -------
     Total assets                                             $36,995    $32,390
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $20,949    $17,450
Future policy benefits                                            678        492
Policy claims                                                     107         73
Deferred taxes                                                    187         87
Other liabilities                                               1,990      1,151
Separate account liabilities                                   10,339     10,942
                                                              -------    -------
     Total liabilities                                         34,250     30,195
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        780        480
Accumulated other comprehensive income (loss)                     104        (31)
Retained earnings                                               1,836      1,721
                                                              -------    -------
     Total stockholder's equity                                 2,745      2,195
                                                              -------    -------
     Total liabilities and stockholder's equity               $36,995    $32,390
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  235    $  144    $   79
  Annuity and universal life fees                                509       530       442
  Net investment income                                        1,452     1,315     1,180
  Net investment gains (losses)                                  (50)      (39)       12
  Other income                                                     9        10        18
                                                              ------    ------    ------
     Total revenues                                            2,155     1,960     1,731
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,133       971       858
  Policyholder benefits                                          354       330       182
  Operating expenses                                             536       503       402
                                                              ------    ------    ------
     Total expenses                                            2,023     1,804     1,442
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        132       156       289
Income tax expense                                                31        53       113
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      101       103       176
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            14
                                                              ------    ------    ------
NET INCOME                                                    $  115    $  103    $  176
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 1999                      $25         $480        $1,442         $ 201           $2,148
Comprehensive loss:
  Net Income                                                               176                            176
     Other comprehensive loss, net of tax:
       Unrealized investment losses, net of
          related offsets, reclassification
          adjustments and income taxes                                                  (392)            (392)
                                                                                                       ------
Total comprehensive loss                                                                                 (216)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 1999                     25          480         1,618          (191)           1,932
Comprehensive income:
  Net income                                                               103                            103
  Other comprehensive income, net of tax:
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                    $25         $780        $1,836         $ 104           $2,745
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2001        2000       1999
                                                              --------    --------    -------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    115    $    103    $   176
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (36)        (21)        (3)
     Net capitalization of deferred policy acquisition costs      (380)       (304)      (298)
     Annuity and universal life fees                              (227)       (233)      (215)
     Interest credited to policyholders' account balances        1,133         971        858
     Net realized investment losses (gains)                         50          39        (13)
     Deferred income taxes                                          21          54         57
     Cumulative effect of a change in accounting principle         (14)         --         --
     (Increase) decrease in:
       Net separate accounts (assets) liabilities                  (35)         22          1
       Other assets and other liabilities                           98         (64)       (92)
     Increase in:
       Policy claims                                                34           4          9
       Future policy benefits                                      186         147         41
                                                              --------    --------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                945         718        521
                                                              --------    --------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                28,757       8,161      3,981
     Maturity of available for sale fixed maturities             1,902       1,497      1,505
     Maturity of held to maturity fixed maturities                  --          73        121
     Sale of equity securities                                     109          74        170
     Repayment of mortgage loans                                   322         354        227
     Sale of other investments                                      58          65         62
  Cost of:
     Available for sale fixed maturities acquired              (33,811)    (11,031)    (6,679)
     Held to maturity fixed maturities acquired                     --         (17)       (75)
     Equity securities acquired                                   (112)       (113)      (152)
     Mortgage loans acquired                                      (469)       (439)      (451)
     Other investments acquired                                   (715)       (216)       (13)
  Policy loans (net)                                               (32)        (33)       (21)
  Increase (decrease) in loaned securities                          23         422       (222)
  Securities sold under agreements to repurchase (net)             153        (488)       480
                                                              --------    --------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,815)     (1,691)    (1,067)
                                                              --------    --------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    4,525       2,000      2,016
     Withdrawals                                                (1,396)     (1,026)    (1,154)
     Net transfers from (to) the separate accounts                (536)       (318)      (181)
  Capital contribution received from parent                        300          --         --
                                                              --------    --------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              2,893         656        681
                                                              --------    --------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (3)         4
                                                              --------    --------    -------
Net increase (decrease) in cash and cash equivalents                23        (320)       139
                                                              --------    --------    -------
Cash and cash equivalents, beginning of year                       767       1,087        948
                                                              --------    --------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    790    $    767    $ 1,087
                                                              ========    ========    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2001, 2000 AND 1999

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force and the agency force of Taiwan. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

     Equity securities are carried at fair value with related unrealized gains and losses reflected in other comprehensive income, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets.

     Mortgage loans on real estate are carried at unpaid principal balances, net of valuation allowances, and are secured. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral.

     Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, which are carried on the equity method of accounting.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments are accounted for at fair market value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax for current and prior years.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2001 and 2000, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2001                       2000
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   628      $   639       $   712      $   710
Due after one year through five years                   3,736        3,838         2,915        2,906
Due after five years through ten years                  5,060        5,088         2,464        2,408
Due after ten years                                     3,267        3,277         2,841        2,707
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,047        1,085           956          990
  Other mortgage-backed securities                      4,337        4,415         4,153        4,225
  Other asset-backed securities                         1,307        1,315         1,033        1,047
                                                      -------      -------       -------      -------
     Total Available for Sale                         $19,382      $19,657       $15,074      $14,993
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)


                                                                                         2000
                                                                                -----------------------
                                                                                AMORTIZED    ESTIMATED
HELD TO MATURITY                                                                  COST       FAIR VALUE
----------------                                                                ---------    ----------
Due in one year or less                                                           $ 49          $ 49
Due after one year through five years                                              213           298
Due after five years through ten years                                             171           170
Due after ten years                                                                179           179
Asset-backed securities                                                             15            15
                                                                                  ----          ----
     Total Held to Maturity                                                       $627          $711
                                                                                  ====          ====

     At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                            2001
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                        274          20            --            294
Foreign Governments                                       110           3             1            112
Corporate                                              12,581         380           231         12,730
Other mortgage-backed securities                        4,337         100            22          4,415
Other asset-backed securities                           1,307          30            22          1,315
                                                      -------        ----          ----        -------
     Total Available for Sale                         $19,382        $555          $280        $19,657
                                                      =======        ====          ====        =======

                                                                            2000
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                        221          12             1            232
Foreign Governments                                        51           1            --             52
Corporate                                               8,881         146           348          8,679
Other mortgage-backed securities                        4,153          88            16          4,225
Other asset-backed securities                           1,033          24            10          1,047
                                                      -------        ----          ----        -------
     Total Available for Sale                         $15,074        $295          $376        $14,993
                                                      =======        ====          ====        =======
HELD TO MATURITY
Corporate                                             $   612        $ 92          $  8        $   696
Other                                                      15          --            --             15
                                                      -------        ----          ----        -------
     Total Held to Maturity                           $   627        $ 92          $  8        $   711
                                                      =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2001    $103       $ 6           $14           $ 95
  2000    $124       $14           $12           $126

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2001 and 2000 is estimated to be $2,227 million and $2,046 million, respectively. Fair market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2001 and 2000, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $27 million and $54 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at both December 31, 2001 and 2000. There were no specific provisions for losses as of December 31, 2001 and 2000.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2001 and 2000, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2001        2000
                                                 --------    --------
Property Type:
  Office buildings                                $  776      $  809
  Retail                                             394         396
  Apartments                                         194         167
  Residential                                        494         369
  Other                                              280         252
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======
Geographic Region:
  Central                                         $  573      $  565
  Pacific                                            329         268
  Middle Atlantic                                    469         469
  South Atlantic                                     528         512
  New England                                        170         145
  Other                                               69          34
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======

OTHER INVESTMENTS

     Other investments consist primarily of an investment in a limited liability company, limited partnership interests in real estate, as well as directly owned investments in real estate. The components of other investments as of December 31, 2001 and 2000 were as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Limited liability company                                     $873    $185
Limited partnerships                                            22      38
Real estate                                                     18      34
Other                                                            4       3
                                                              ----    ----
     Total other investments                                  $917    $260
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS -- (CONTINUED)

     Accumulated depreciation on real estate at December 31, 2001 and 2000, was $5 million and $8 million, respectively. Depreciation expense totaled $1 million in 2001, $1 million in 2000 and $3 million in 1999.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $14 million and $13 million at December 31, 2001 and 2000, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2001, 2000 and 1999, are as follows (in millions):

                                                 2001      2000      1999
                                                ------    ------    ------
Fixed maturities                                $1,238    $1,121    $1,013
Equity securities                                    6         7        10
Mortgage loans                                     155       147       134
Policy loans                                        47        46        41
Other investments                                   45        26        33
                                                ------    ------    ------
  Gross investment income                        1,491     1,347     1,231
Investment expenses                                (39)      (32)      (51)
                                                ------    ------    ------
     Net investment income                      $1,452    $1,315    $1,180
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2001, 2000 and 1999, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                2001                           2000                           1999
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                      $163               $(217)      $ 80               $(157)      $ 64                $(87)
Equity securities                       11                  (9)        17                  (7)        34                  (8)
Mortgage loans                          --                  (1)         8                  (1)         4                  --
Derivative instruments                   1                  (7)        --                  --         --                  --
Other investments                       10                  (1)        25                  (4)         7                  (2)
                                      ----               -----       ----               -----       ----                ----
     Subtotal                         $185               $(235)      $130               $(169)      $109                $(97)
                                      ====               =====       ====               =====       ====                ====
Total net investment gains (losses)             $(50)                          $(39)                          $12
                                                ====                           ====                           ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, 2001, 2000 and 1999 are as follows (in millions):

                                                             2001    2000     1999
                                                             ----    -----    -----
Net unrealized investments gains (losses), beginning of the
  year                                                       $(31)   $(191)   $ 201
                                                             ----    -----    -----
Cumulative effect of a change in accounting principle          (2)      --       --
                                                             ----    -----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                      172      220     (612)
     Less: Reclassification adjustments for gains (losses)
       included in net income                                 (64)     (41)       1
                                                             ----    -----    -----
     Change in net unrealized investment gains (losses),
       net of adjustments                                     236      261     (613)
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                            --       (3)      (7)
     Deferred policy acquisition costs                        (99)     (98)     228
                                                             ----    -----    -----
Change in net unrealized investment gains (losses)            137      160     (392)
                                                             ----    -----    -----
Net unrealized investment gains (losses), end of year        $104    $ (31)   $(191)
                                                             ====    =====    =====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $93 million, $118 million and $(330) million for the years ended December 31, 2001, 2000 and 1999, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax benefit of $34 million, $22 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax benefit of $2 million and $3 million for the years ended December 31, 2000 and 1999, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $(53) million, $(53) million and $122 million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2001 and 2000, was $10,247 million and $7,944 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $67 million and $40 million at December 31, 2001 and 2000, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2001, 2000 and 1999 is as follows (in millions):

                                                              2001      2000      1999
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,630    $1,326    $1,028
Current year additions                                          558       444       372
Amortized during year                                          (179)     (140)      (74)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               2,009     1,630     1,326
Adjustment for unrealized gains (losses) on investments        (122)       30       181
                                                             ------    ------    ------
Balance at end of year                                       $1,887    $1,660    $1,507
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                          2001    2000    1999
                                                          ----    ----    ----
Current:
  Federal before prior years adjustment                   $ 32    $ 15    $ 56
  Prior years adjustment                                   (24)    (18)     (4)
  State and local                                            2       2       4
                                                          ----    ----    ----
                                                            10      (1)     56
                                                          ====    ====    ====
Deferred:
  Federal                                                   21      54      57
                                                          ----    ----    ----
Net income tax expense                                    $ 31    $ 53    $113
                                                          ====    ====    ====

     The components of the net deferred tax liability as of December 31, 2001 and 2000 are as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $358    $303
  Employee and agents benefits                                  57      53
                                                              ----    ----
     Gross deferred tax assets                                 415     356
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            513     406
  Investments                                                   63      13
  Other                                                         26      24
                                                              ----    ----
     Gross deferred tax liabilities                            602     443
                                                              ----    ----
       Net deferred tax liability                             $187    $ 87
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2001, 2000 and 1999:

                                                            2001     2000     1999
                                                           ------    -----    -----
Statutory federal income tax rate                            35.0%    35.0%    35.0%
Current year equity base tax                                 12.5     13.6      5.9
True down of prior year equity base tax                     (20.1)    (9.2)      --
Tax exempt income                                            (4.9)    (4.2)    (1.4)
Other                                                         0.9     (1.2)    (0.4)
                                                           ------    -----    -----
Effective tax rate                                           23.4%    34.0%    39.1%
                                                           ======    =====    =====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This law requires a "tax holiday" related to the Company's equity base tax for the three year period beginning 2001. The Company has accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount will be reflected as an adjustment to current income taxes incurred in 2002.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies. Under the affiliated agreements included in the accompanying Statement of Income are $2 million, $2.3 million and $1.5 million of ceded premiums at December 31, 2001, 2000 and 1999, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include foreign exchange forward contracts, foreign currency options, equity total return swaps, interest rate swaps, commodity swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cashflow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2001, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There are no cashflow hedges of forecasted transactions as of December 31, 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2001 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2001, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $829 million and $755 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The market value of securities

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED)

loaned is monitored on a daily basis with additional collateral obtained as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2001 of $284 million ($132 million at December 31,
2000) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $458 million for the year ended December 31, 2001 ($476 million for 2000 and $393 million for 1999) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $10 million for its share of the net periodic post-retirement benefits expense in 2001 ($7 million and $12 million in 2000 and 1999, respectively) and $(6) million for the post-employment benefits expense in 2001 ($2 million in 2000 and $3 million in 1999) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     For the year ended December 31, 2001, NYLIAC recorded annuity and universal life fees of $8 million from New York Life Investment Management, LLC, a wholly owned subsidiary of New York Life for administration and advisory fees.

     At December 31, 2001 and 2000, NYLIAC had a net liability of $157 million and $111 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 2001, NYLIAC received a capital contribution in the amount of $300 million from its parent company, New York Life.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 NYLIAC sold a Corporate Owned Life (COLI) policy to New York Life for $180 million in premiums. This policy was sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $20 million, $8 million, and $52 million during 2001, 2000 and 1999, respectively.

     Total interest paid was $21 million, $12 million and $30 million during 2001, 2000 and 1999, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)

statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2001 and 2000, statutory stockholder's equity was $1,335 million and $1,098 million, respectively. Statutory net income/(loss) for the years ended December 31, 2001, 2000 and 1999 was $(82.6) million, $0.4 million and $63 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2001, 2000 and 1999.

     As of December 31, 2001, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $530 million. The maximum amount of dividends which may be paid in 2002 without prior approval is $133 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2002

                          PROSPECTUS DATED MAY 1, 2002

                                      FOR

                     AMSOUTH PREMIUM PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

    This Prospectus describes the individual flexible premium AmSouth Premium Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") and offered through AmSouth Investment Services. NYLIAC designed these policies to assist individuals with their long-term retirement planning needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments commence, and a guaranteed death benefit if the owner or Annuitant dies before income payments have commenced.

    NYLIAC will apply a credit to your premium payments. (See "CREDIT.") Fees and charges for a policy with a credit may be higher than those for other policies, and over time, the amount of the credit may be more than offset by those higher charges.

    In the State of Alabama, NYLIAC is offering an individual single premium version of the AmSouth Premium Plus Variable Annuity policies. Appendix 1 to this Prospectus describes the single premium version of the policies. The principal differences between the single premium version and the flexible premium are as follows. Under the single premium policies:

    (1) You make only one premium payment;
    (2) There is a lower surrender charge; and
    (3) The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies.

    Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take the money out of your policy which can be done in several ways. You can split your premium payments among a Fixed Account, a Fixed Account option specifically for the Dollar Cost Averaging Advantage Plan and up to 18 of the 20 Investment Divisions listed below.

  -    AmSouth Enhanced Market Fund
  -    AmSouth International Equity Fund
  -    AmSouth Large Cap Fund
  -    AmSouth Mid Cap Fund
  -    MainStay VP Bond
  -    MainStay VP Capital Appreciation
  -    MainStay VP Cash Management
  -    MainStay VP Convertible
  -    MainStay VP Government
  -    MainStay VP Growth Equity
  -    MainStay VP High Yield Corporate Bond
  -    MainStay VP Total Return
  -    MainStay VP Value
  -    MainStay VP American Century Income & Growth
  -    MainStay VP Dreyfus Large Company Value
  -    MainStay VP Eagle Asset Management Growth Equity
  -    MainStay VP Lord Abbett Developing Growth
  -    Janus Aspen Series Balanced
  -    MFS(R) Research Series
  -    Van Kampen UIF Emerging Markets Equity
       (formerly known as Morgan Stanley UIF Emerging
       Markets Equity)

    NYLIAC does not guarantee the investment performance of these Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

    You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless attached to current prospectuses for the Variable Insurance Funds, the MainStay VP Series Fund, Inc., the Janus Aspen Series, the MFS(R) Variable Insurance Trust(sm) and the Universal Institutional Funds, Inc. (the "Funds," each individually a "Fund").

    To learn more about the policy, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2002. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 762-6212 or write to us at the address above.

    THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                          PAGE
                                          ----
DEFINITIONS.............................    3
FEE TABLE...............................    5
QUESTIONS AND ANSWERS ABOUT AMSOUTH
  PREMIUM PLUS VARIABLE ANNUITY.........    9
FINANCIAL STATEMENTS....................   16
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT...............................   18
  New York Life Insurance and Annuity
    Corporation.........................   18
  AmSouth Investment Services and
    AmSouth Bank........................   18
  The Separate Account..................   18
  The Portfolios........................   18
  Additions, Deletions or Substitutions
    of Investments......................   19
  Reinvestment..........................   20
THE POLICIES............................   20
  Selecting the Variable Annuity That's
    Right for You.......................   20
  Qualified and Non-Qualified
    Policies............................   20
  Policy Application and Premium
    Payments............................   21
  Payments Returned for Insufficient
    Funds...............................   22
  Credit................................   22
  Your Right to Cancel ("Free Look")....   23
  Issue Ages............................   23
  Transfers.............................   23
    (a) Limits of Transfers.............   23
  Procedures for Telephone
    Transactions........................   24
  Dollar Cost Averaging (DCA) Programs..   24
    (a) Traditional Dollar Cost
        Averaging.......................   25
    (b) The DCA Advantage Plan..........   25
  Automatic Asset Reallocation..........   26
  Interest Sweep........................   26
  Accumulation Period...................   27
    (a) Crediting of Premium Payments...   27
    (b) Valuation of Accumulation
       Units............................   27
  Riders................................   27
    (a) Living Needs Benefit Rider......   27
    (b) Unemployment Benefit Rider......   28
    (c)  Investment Protection Plan
         Rider..........................   28
    (d) Enhanced Beneficiary Benefit
        Rider...........................   29
    (e) Enhanced Spousal Continuance
        Rider...........................   31
  Policy Owner Inquiries................   32
  Records and Reports...................   32
CHARGES AND DEDUCTIONS..................   32
  Surrender Charges.....................   32
  Amount of Surrender Charge............   32
  Exceptions to Surrender Charges.......   33

                                          PAGE
                                          ----
  Other Charges.........................   33
    (a) Separate Account Charge.........   33
    (b) Policy Service Charge...........   33
    (c)  Investment Protection Plan
          Rider Charge..................   33
    (d) Rider Risk Charge Adjustment....   34
    (e) Enhanced Beneficiary Benefit
         Rider Charge...................   34
    (f)  Fund Charges...................   34
    (g) Transfer Fees...................   34
  Group and Sponsored Arrangements......   34
  Taxes.................................   35
DISTRIBUTIONS UNDER THE POLICY..........   35
  Surrenders and Withdrawals............   35
    (a) Surrenders......................   35
    (b) Partial Withdrawals.............   36
    (c)  Periodic Partial Withdrawals...   36
    (d) Hardship Withdrawals............   36
  Required Minimum Distribution
    Option..............................   36
  Our Right to Cancel...................   36
  Annuity Commencement Date.............   37
  Death Before Annuity Commencement.....   37
  Income Payments.......................   38
    (a) Election of Income Payment
         Options........................   38
    (b)  Proof of Survivorship..........   39
  Delay of Payments.....................   39
  Designation of Beneficiary............   39
  Restrictions Under Internal Revenue
    Code Section 403(b)(11).............   39
  Loans.................................   39
THE FIXED ACCOUNT.......................   40
    (a) Interest Crediting..............   40
    (b) Transfers to Investment
        Divisions.......................   40
THE DCA ADVANTAGE PLAN ACCOUNT..........   41
FEDERAL TAX MATTERS.....................   41
  Introduction..........................   41
  Taxation of Annuities in General......   42
  Qualified Plans.......................   43
    (a) Section 403(a) Plans............   43
    (b) Section 403(b) Plans............   43
    (c)  Individual Retirement
       Annuities........................   43
    (d) Roth Individual Retirement
         Annuities......................   43
    (e) Inherited IRAs..................   43
    (f)  Deferred Compensation Plans....   43
DISTRIBUTOR OF THE POLICIES.............   44
VOTING RIGHTS...........................   44
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION................   45

     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                  DEFINITIONS

ACCUMULATION UNIT--An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

ACCUMULATION VALUE--The sum of the Variable Accumulation Value, the Fixed Accumulation Value, and the DCA Accumulation Value of a policy.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account.

AMSOUTH INVESTMENT SERVICES--AmSouth Investment Services, Inc. a separate non-bank subsidiary of AmSouth Bank.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death prior to the Annuity Commencement Date, benefits under the policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which we are to make the first Income Payment under the policy.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the policy and who is the "designated beneficiary" for purposes of
Section 72 of the Internal Revenue Code in the event of the Annuitant's or the policy owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange ("NYSE") is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

CREDIT--An amount we will apply to your Accumulation Value at the time of your premium payment(s). The Credit is calculated as a percentage of each premium payment and will never be less than 2 percent (the "Credit Rate"). The Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Credit Rate schedule as of the date of this prospectus is described in the section entitled "Credit." With notice to you, in our sole discretion, we may change both the Credit Rates and the total premium payment brackets applicable to future premium payments under this policy.(1)

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN ACCOUNT--The 6-month DCA account used specifically for the DCA Advantage Plan.

DOLLAR COST AVERAGING ("DCA") ADVANTAGE PLAN--A feature which permits automatic dollar cost averaging using the DCA Advantage Plan Account.

DOLLAR COST AVERAGING ("DCA") ACCUMULATION VALUE--The sum of premium payments and any Credits allocated to the DCA Advantage Plan Account, plus interest credited on those premium payments and any Credits, less any transfers and partial withdrawals from the DCA Advantage Plan, and less any surrender charges and any policy service charges that may already have been assessed from the DCA Advantage Plan. The DCA Accumulation Value is supported by assets in NYLIAC's general account. These assets are subject to the claims of our general creditors.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT--An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in NYLIAC's general account, which are subject to the claims of our general creditors.

FIXED ACCUMULATION VALUE--The sum of premium payments and any Credits and transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Credits and transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges deducted from the Fixed Account.

INCOME PAYMENTS--Periodic payments NYLIAC makes after the Annuity Commencement Date.

INVESTMENT DIVISION--The variable investment options available with the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

---------------

(1) For single premium policies, this definition is modified as indicated in Appendix 1 of this Prospectus.

NON-QUALIFIED POLICIES--Policies that are not available for use in connection with employee retirement plans that qualify for special federal income tax treatment.

NYLIAC, WE, OUR OR US--New York Life Insurance and Annuity Corporation.

PAYMENT YEAR(S)--With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.(1)

POLICY ANNIVERSARY--An anniversary of the Policy Date shown on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the policy which contains the policy specifications.

POLICY DATE--The date from which we measure Policy Years, quarters, months and Policy Anniversaries. It is shown on the Policy Data Page.

POLICY YEAR--A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

QUALIFIED POLICIES--Policies issued under employee retirement plans that qualify for special federal income tax treatment.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account's Investment Divisions, in turn, purchase shares of Eligible Portfolios.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

---------------

(1) For single premium policies, this definition is modified as indicated in Appendix 1 of this Prospectus.

                                  FEE TABLE(1)
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                AMSOUTH        AMSOUTH
                                                               ENHANCED     INTERNATIONAL      AMSOUTH         AMSOUTH
                                                              MARKET FUND    EQUITY FUND    LARGE CAP FUND   MID CAP FUND
                                                              -----------   -------------   --------------   ------------
OWNER TRANSACTION EXPENSES
  Surrender Charge(as a % of amount withdrawn)..............  8% during Payment Years 1-4; 7% during Payment Year 5; 6%
                                                              during Payment Year 6; 5% during Payment Year 7; 4% during
                                                              Payment Year 8; and 0% thereafter.
  Transfer Fee..............................................  There is no transfer fee on the first 12 transfers in any
                                                              Policy Year. However, NYLIAC reserves the right to charge
                                                              up to $30 for each transfer in excess of 12 transfers per
                                                              Policy Year.
  Annual Policy Service Charge..............................  $30 per policy for policies with less than $100,000 of
                                                              Accumulation Value.
  Investment Protection Plan Rider Charge (optional)........  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge Adjustment (optional)...................  Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......  Maximum annual charge of 1.00% of the Policy's Accumulation
                                                              Value, applied on a quarterly basis.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................     1.60%          1.60%           1.60%           1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................     0.45%          1.00%           0.70%           0.90%
  Administration Fees.......................................     0.20%          0.20%           0.20%           0.20%
  Other Expenses............................................     1.47%          1.42%           1.15%           1.30%
  Total Fund Annual Expenses................................     2.12%(b)       2.62%(b)        2.05%(b)        2.40%(b)

                                                                            MAINSTAY VP
                                                              MAINSTAY VP     CAPITAL
                                                                 BOND       APPRECIATION
                                                              -----------   ------------
OWNER TRANSACTION EXPENSES
                                                              Year 7; 4% during Payment
  Surrender Charge(as a % of amount withdrawn)..............  Year 8; and 0% thereafter.
                                                              charge up to $30 for each
                                                              transfer in excess of 12
  Transfer Fee..............................................  transfers per Policy Year.
  Annual Policy Service Charge..............................
  Investment Protection Plan Rider Charge (optional)........
  Rider Risk Charge Adjustment (optional)...................
  Enhanced Beneficiary Benefit Rider Charge (optional)......
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................     1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................     0.25%         0.36%
  Administration Fees.......................................     0.20%         0.20%
  Other Expenses............................................     0.07%         0.07%
  Total Fund Annual Expenses................................     0.52%         0.63%

                                                                                                                      MAINSTAY VP
                                                              MAINSTAY VP                               MAINSTAY VP   HIGH YIELD
                                                                 CASH       MAINSTAY VP   MAINSTAY VP     GROWTH       CORPORATE
                                                              MANAGEMENT    CONVERTIBLE   GOVERNMENT      EQUITY         BOND
                                                              -----------   -----------   -----------   -----------   -----------
OWNER TRANSACTION EXPENSES
  Surrender Charge (as a % of amount withdrawn).............  8% during Payment Years 1-4; 7% during Payment Year 5; 6% during
                                                              Payment Year 6; 5% during Payment Year 7; 4% during Payment Year 8;
                                                              and 0% thereafter.
  Transfer Fee..............................................  There is no transfer fee on the first 12 transfers in any Policy
                                                              Year. However, NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy Service Charge..............................  $30 per policy for policies with less than $100,000 of Accumulation
                                                              Value.
  Investment Protection Plan Rider Charge (optional)........  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge Adjustment (optional)...................  Maximum charge of 2% of the amount that is guaranteed for cancellation of the Investment Protection Plan.
  Enhanced Beneficiary Benefit Rider Charge (optional)......  Maximum annual charge of 1.00% of the Policy's Accumulation Value, applied on a quarterly basis.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value) (including mortality and
    expense risk and administrative fees)...................     1.60%         1.60%         1.60%         1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.............................................     0.25%         0.36%         0.30%         0.25%         0.30%
  Administration Fees.......................................     0.20%         0.20%         0.20%         0.20%         0.20%
  Other Expenses............................................     0.09%         0.11%         0.10%         0.05%         0.08%
  Total Fund Annual Expenses................................     0.54%         0.67%         0.60%         0.50%         0.58%

---------------

(1) For single premium policies, this table is modified as indicated in Appendix 1 of this Prospectus.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                              MAINSTAY VP MAINSTAY VP MAINSTAY VP
                                                               AMERICAN     DREYFUS   EAGLE ASSET MAINSTAY VP    JANUS
                                      MAINSTAY VP               CENTURY      LARGE    MANAGEMENT  LORD ABBETT    ASPEN
                                         TOTAL    MAINSTAY VP  INCOME &     COMPANY     GROWTH    DEVELOPING    SERIES
                                        RETURN       VALUE      GROWTH       VALUE      EQUITY      GROWTH     BALANCED
                                      ----------- ----------- ----------- ----------- ----------- -----------  --------
OWNER TRANSACTION EXPENSES
  Surrender Charge(as a % of amount
    withdrawn)......................  8% during Payment Years 1-4; 7% during Payment Year 5; 6% during Payment Year 6; 5%
                                      during Payment Year 7; 4% during Payment Year 8; and 0% thereafter.
  Transfer Fee......................  There is no transfer fee on the first 12 transfers in any Policy Year. However,
                                      NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy Service Charge......  $30 per policy for policies with less than $100,000 of Accumulation Value.
  Investment Protection Plan Rider
    Charge (optional)...............  Maximum annual charge of 1% of the amount that is guaranteed.
  Rider Risk Charge Adjustment        Maximum charge of 2% of the amount that is guaranteed for cancellation of the
    (optional)......................  Investment Protection Plan.
  Enhanced Beneficiary Benefit Rider  Maximum annual charge of 1.00% of the Policy's Accumulation Value, applied on a
    Charge (optional)...............  quarterly basis.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
    (including mortality and expense
    risk and administrative fees)...     1.60%       1.60%       1.60%       1.60%       1.60%       1.60%       1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for
    the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.....................     0.32%       0.36%       0.50%       0.60%       0.50%       0.60%       0.65%
  Administration Fees...............     0.20%       0.20%       0.20%       0.20%       0.20%       0.20%         --%
  Other Expenses....................     0.07%       0.08%       0.18%       0.19%       0.10%       0.28%       0.01%
  Total Fund Annual Expenses........     0.59%       0.64%       0.88%       0.99%       0.80%       1.08%       0.66%


                                        MFS(R)      VANKAMPEN
                                       RESEARCH    UIF EMERGING
                                        SERIES    MARKETS EQUITY
                                       --------   --------------
OWNER TRANSACTION EXPENSES
  Surrender Charge(as a % of amount
    withdrawn)......................  and 0% thereafter.
                                      excess of 12 transfers per
  Transfer Fee......................  Policy Year.
  Annual Policy Service Charge......
  Investment Protection Plan Rider
    Charge (optional)...............
  Rider Risk Charge Adjustment
    (optional)......................
  Enhanced Beneficiary Benefit Rider
    Charge (optional)...............
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
    (including mortality and expense
    risk and administrative fees)...     1.60%         1.60%
FUND ANNUAL EXPENSES
  (as a % of average net assets for
    the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees.....................     0.75%         1.25%
  Administration Fees...............       --%         0.25%
  Other Expenses....................     0.15%         0.62%
  Total Fund Annual Expenses........     0.90%(c)      2.12%(d)

------------

(a) The Fund or its agents provided the fees and charges, which are based on 2001 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.
(b)  The AmSouth Enhanced Market Fund, AmSouth International
     Equity Fund, AmSouth Large Cap Fund and AmSouth Mid Cap Fund are subject to an expense reimbursement agreement that limits "Advisory Fees" to 0.15%, 0.66%, 0.20% and 0.30%, respectively. When taking into account this expense reimbursement agreement limitation, "Total Fund Annual
     Expenses" equal 1.24%, 1.50%, 1.16% and 1.24%, respectively.
(c) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series expenses.
     "Other Expenses" do not take into account these expense reductions, and therefore are higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.90% for Research Series, 0.90% for Investors Trust Series and 0.93% for Utilities Series.
(d) The management fee for certain portfolios may be reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed
     1.75%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Had these fee reductions been taken into account, the "Advisory Fees", "Administration Fees", "Other Expenses" and "Total Fund
     Annual Expenses", respectively, would be 0.98%, 0.25%,
     0.62%, 1.85%. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing. Included in "Other Expenses" of the Emerging Markets Equity Portfolio are 0.10% of such investment related expenses.

EXAMPLES(1)

     The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the Separate Account and the Funds. However, the table does not reflect the charges for the optional Investment Protection Plan Rider, which would add a maximum of $10.30 per year for each year that the rider is in effect. If you cancel the rider at any time prior to surrendering the policy, a one-time charge of up to $20.60 would apply. The table also does not reflect the charges for the optional Enhanced Beneficiary Benefit Rider, which, under the assumptions stated below, would add a maximum charge of $10.25 in the first Policy year, $32.00 in the first three Policy Years, $55.50 in the first five Policy Years, and $122.90 in the first ten Policy Years to the numbers listed below.

     Charges and expenses may be higher or lower in future years. For more information, see "Charges and Deductions" and the Fund prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes on surrender of the policy or on the Annuity Commencement Date.

     You would pay the following expenses on a hypothetical $1,000 investment in each of the Investment Divisions listed, assuming a 5% annual return on assets:

        1. If you surrender your policy at the end of the stated time period:

                                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                       --------   --------   --------   --------
                AmSouth Enhanced Market Fund.........................  $111.69    $192.39    $265.39    $408.92
                AmSouth International Equity Fund....................  $116.45    $206.12    $287.61    $452.15
                AmSouth Large Cap Fund...............................  $111.02    $190.46    $262.24    $402.69
                AmSouth Mid Cap Fund.................................  $114.35    $200.10    $277.90    $433.39
                MainStay VP Bond.....................................  $ 96.48    $147.48    $191.02    $255.00
                MainStay VP Capital Appreciation.....................  $ 97.53    $150.62    $196.30    $266.39
                MainStay VP Cash Management..........................  $ 96.68    $148.05    $191.98    $257.08
                MainStay VP Convertible..............................  $ 97.91    $151.76    $198.21    $270.50
                MainStay VP Government...............................  $ 97.24    $149.76    $194.85    $263.28
                MainStay VP Growth Equity............................  $ 96.30    $146.91    $190.05    $252.91
                MainStay VP High Yield Corporate Bond................  $ 97.06    $149.20    $193.91    $261.23
                MainStay VP Total Return.............................  $ 97.15    $149.49    $194.39    $262.26
                MainStay VP Value....................................  $ 97.62    $150.90    $196.77    $267.42
                MainStay VP American Century Income & Growth.........  $ 99.90    $157.72    $208.20    $291.80
                MainStay VP Dreyfus Large Company Value..............  $100.95    $160.84    $213.40    $302.81
                MainStay VP Eagle Asset Management Growth Equity.....  $ 99.14    $155.46    $204.40    $283.74
                MainStay VP Lord Abbett Developing Growth............  $101.80    $163.37    $217.63    $311.69
                Janus Aspen Series Balanced..........................  $ 97.82    $151.48    $197.74    $269.48
                MFS(R) Research Series...............................  $100.10    $158.29    $209.14    $293.81
                Van Kampen UIF Emerging Markets Equity...............  $111.69    $192.39    $255.88    $408.92

        2. If you annuitize your policy at the end of the stated time period:

                AmSouth Enhanced Market Fund.........................  $111.69    $117.96    $198.81    $408.92
                AmSouth International Equity Fund....................  $116.45    $132.62    $222.70    $452.15
                AmSouth Large Cap Fund...............................  $111.02    $115.88    $195.43    $402.69
                AmSouth Mid Cap Fund.................................  $114.35    $126.31    $212.26    $433.39
                MainStay VP Bond.....................................  $ 96.48    $ 69.38    $118.86    $255.00
                MainStay VP Capital Appreciation.....................  $ 97.53    $ 72.77    $124.54    $266.39
                MainStay VP Cash Management..........................  $ 96.68    $ 70.00    $119.90    $257.08
                MainStay VP Convertible..............................  $ 97.91    $ 74.00    $126.60    $270.50

------------
(1) For purposes of calculating these examples, we have expressed the annual policy service charge as an annual percentage of assets based on the average size of policies having an Accumulation Value of less than $100,000 on December 31, 2001. This average size is $40,000. This calculation method reasonably reflects the annual policy service charge applicable to policies having an Accumulation Value of less than $100,000. The annual policy service charge does not apply to policies having an Accumulation Value of $100,000 or greater. The expenses shown, therefore, would be slightly lower if your policy's Accumulation Value is $100,000 or greater.

    For single premium policies, these examples are modified as indicated in Appendix 1 of this Prospectus.

                                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                       --------   --------   --------   --------
                MainStay VP Government...............................  $ 97.24    $ 71.84    $122.98    $263.28
                MainStay VP Growth Equity............................  $ 96.30    $ 68.76    $117.83    $252.91
                MainStay VP High Yield Corporate Bond................  $ 97.06    $ 71.23    $121.98    $261.23
                MainStay VP Total Return.............................  $ 97.15    $ 71.54    $122.49    $262.26
                MainStay VP Value....................................  $ 97.62    $ 73.07    $125.05    $267.42
                MainStay VP American Century Income & Growth.........  $ 99.90    $ 80.45    $137.33    $291.80
                MainStay VP Dreyfus Large Company Value..............  $100.95    $ 83.83    $142.93    $302.81
                MainStay VP Eagle Asset Management Growth Equity.....  $ 99.14    $ 78.00    $133.25    $283.74
                MainStay VP Lord Abbett Developing Growth............  $101.80    $ 86.57    $147.47    $311.69
                Janus Aspen Series Balanced..........................  $ 97.82    $ 73.70    $126.09    $269.48
                MFS(R) Research Series...............................  $100.10    $ 81.07    $138.35    $293.81
                Van Kampen UIF Emerging Markets Equity...............  $111.69    $117.96    $198.81    $408.92

        3. If you do not surrender your policy:

                AmSouth Enhanced Market Fund.........................  $ 38.89    $117.96    $198.81    $408.92
                AmSouth International Equity Fund....................  $ 44.02    $132.82    $222.70    $452.15
                AmSouth Large Cap Fund...............................  $ 38.17    $115.88    $195.43    $402.69
                AmSouth Mid Cap Fund.................................  $ 41.76    $126.31    $212.26    $433.39
                MainStay VP Bond.....................................  $ 22.50    $ 69.38    $118.86    $255.00
                MainStay VP Capital Appreciation.....................  $ 23.63    $ 72.77    $124.54    $266.39
                MainStay VP Cash Management..........................  $ 22.71    $ 70.00    $119.90    $257.08
                MainStay VP Convertible..............................  $ 24.04    $ 74.00    $126.60    $270.50
                MainStay VP Government...............................  $ 23.32    $ 71.84    $122.98    $263.28
                MainStay VP Growth Equity............................  $ 22.30    $ 68.76    $117.83    $252.91
                MainStay VP High Yield Corporate Bond................  $ 23.12    $ 71.23    $121.98    $261.23
                MainStay VP Total Return.............................  $ 23.22    $ 71.54    $122.49    $262.26
                MainStay VP Value....................................  $ 23.73    $ 73.07    $125.05    $267.42
                MainStay VP American Century Income & Growth.........  $ 26.19    $ 80.45    $137.33    $291.80
                MainStay VP Dreyfus Large Company Value..............  $ 27.32    $ 83.83    $142.93    $302.81
                MainStay VP Eagle Asset Management Growth Equity.....  $ 25.37    $ 78.00    $133.25    $283.74
                MainStay VP Lord Abbett Developing Growth............  $ 28.24    $ 86.57    $147.47    $311.69
                Janus Aspen Series Balanced..........................  $ 23.94    $ 73.70    $126.09    $269.48
                MFS(R) Research Series...............................  $ 26.40    $ 81.07    $138.35    $293.81
                Van Kampen UIF Emerging Markets Equity...............  $ 38.89    $117.96    $198.81    $408.92

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES. THE ACTUAL EXPENSES PAID OR PERFORMANCE ACHIEVED MAY BE GREATER OR LESS THAN THOSE SHOWN.

      QUESTIONS AND ANSWERS ABOUT AMSOUTH PREMIUM PLUS VARIABLE ANNUITY(1)

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT AMSOUTH PREMIUM PLUS VARIABLE ANNUITY. YOU SHOULD REFER TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION.

1. WHAT IS AMSOUTH PREMIUM PLUS VARIABLE ANNUITY?

     AmSouth Premium Plus Variable Annuity is a Flexible Premium Deferred Variable Annuity policy issued by NYLIAC and offered through AmSouth Investment Services. NYLIAC will apply a Credit to premiums paid in a percentage amount according to the Credit Rate schedule then in effect. The Credit Rate schedule may be changed. (See "CREDIT.") You may allocate premium payments to one or more of the Investment Divisions of the Separate Account, the DCA Advantage Plan Account, or to the Fixed Account. The Accumulation Value will fluctuate according to the performance of the Investment Divisions selected, the daily deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Plan Account.

2. WHAT IS THE CREDIT?

     The Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Credits are applied to the same Allocation Alternatives and/or the DCA Advantage Plan Account in the same percentages as your premium payment(s). The Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Credit from the amount returned to you if you cancel your policy. (See "YOUR RIGHT TO CANCEL ("FREE LOOK").) We will also deduct from the death benefit proceeds any Credit applied within the 12 months preceding the death of the owner or Annuitant. (See "CREDIT.")

3. WHERE CAN I ALLOCATE MY PREMIUM PAYMENT?

     (a) You can allocate your premium payments to one or more of the following Allocation Alternatives:

        (i) SEPARATE ACCOUNT

             The Separate Account currently consists of 37 Investment Divisions, 20 of which are currently available under this product. The available Investment Divisions are listed on the first page of this Prospectus. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund.

        (ii) FIXED ACCOUNT

             Each premium payment, or the portion of any premium payment, you allocate to the Fixed Account will reflect a guaranteed interest rate. (See "THE FIXED ACCOUNT.")

     (b) You can also allocate your premium payment(s) to the DCA Advantage Plan. The DCA Advantage Plan consists of a 6-month DCA Advantage Plan Account. NYLIAC will credit interest to amounts held in the DCA Advantage Plan Account at rates we have set in advance. The DCA Advantage Plan allows you to set up automatic dollar cost averaging from the DCA Advantage Plan Account into the Investment Divisions and/or the Fixed Account. (See "THE DCA ADVANTAGE PLAN.")

4. CAN I MAKE TRANSFERS AMONG THE INVESTMENT DIVISIONS AND THE FIXED ACCOUNT?

     You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions or from the Investment Divisions to the Fixed Account at least 30 days before the Annuity Commencement Date. Generally, you can transfer a minimum amount of $500, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We reserve the right to charge up to $30 for each transfer after the first twelve in a given Policy Year. (See "TRANSFERS.")

     You can make transfers from the Fixed Account and the DCA Advantage Plan Account, although certain restrictions may apply. (See "THE FIXED ACCOUNT" and "THE DCA ADVANTAGE PLAN ACCOUNT." In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

---------------

(1) For single premium policies, the answers are modified as indicated in Appendix 1 of this Prospectus.

5. WHAT CHARGES ARE ASSESSED AGAINST THE POLICY?

     Before the date we start making Income Payments to you, we will deduct a policy service charge of $30 on each Policy Anniversary and upon surrender of the policy if on that date the Accumulation Value is below $100,000. In addition, we deduct a daily charge for certain mortality and expense risks NYLIAC assumes and for policy administration expenses. This charge, on an annual basis is 1.60% of the average daily net asset value of the Separate Account. (See "SEPARATE ACCOUNT CHARGE.")

     We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first four Payment Years as follows:

                                                              SURRENDER(1)
                        PAYMENT YEAR                             CHARGE
                        ------------                          ------------
1...........................................................       8%
2...........................................................       8%
3...........................................................       8%
4...........................................................       8%
5...........................................................       7%
6...........................................................       6%
7...........................................................       5%
8...........................................................       4%
9+..........................................................       0%

     For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

     Surrender charges will not be assessed under certain circumstances. For example, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (a) 10% of the Accumulation Value as of the last Policy Anniversary;
(b) 10% of the Accumulation Value at the time of withdrawal or (c) the Accumulation Value of the policy less the accumulated premium payments. (See "Surrender Charges" and "Exceptions to Surrender Charges.")

     If you selected the Investment Protection Plan, we will deduct a charge on each policy quarter, based on the amount that is guaranteed. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE."). The maximum annual charge for this feature is 1% of the amount that is guaranteed. We may deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan. We call this charge a Rider Risk Charge Adjustment. (See "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT."). The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We set both of these charges at our sole discretion, subject to the stated maximums. You should consult with your registered representative to determine the percentages we are currently charging before you select the Investment Protection Plan. We will not increase either of these charges after the date the rider becomes effective for the Investment Protection Plan.

     If you elect the Enhanced Beneficiary Benefit ("EBB") Rider (in states where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and from each DCA Account, if applicable, in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter. The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

---------------
(1) For single premium policies, this chart is modified as indicated in Appendix 1 of this Prospectus.

     Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which are attached to this Prospectus.)

6. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?(1)

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You can make additional premium payments of at least $2,000 for Qualified and Non-Qualified Policies or such lower amount as we may permit at any time. You have a choice of sending premium payments directly to NYLIAC or through pre-authorized monthly deductions from banks, credit unions or similar accounts. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan.

7. HOW ARE PREMIUM PAYMENTS ALLOCATED?

     We will allocate the initial premium payment to the Investment Divisions, Fixed Account and/or the DCA Advantage Plan Account you have selected within two Business Days after receipt, subject to our receipt of all information necessary to issue a policy. Subsequent premium payments will be allocated at the close of the Business Day on which they are received. We will apply the Credit on your premium payment to the Allocation Alternatives and the DCA Advantage Plan Account at the same time that we allocate your premium payment.

     You may allocate the initial premium payment to, and thereafter may maintain the Accumulation Value in, a maximum of 18 Investment Divisions and the DCA Advantage Plan Account inclusively, plus the Fixed Account. (See "AUTOMATIC ASSET REALLOCATION.") Moreover, you may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Alternative at the time you make a premium payment. The minimum amount which you may place in any one Allocation Alternative is $100, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Plan Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Alternative and/or the DCA Advantage Plan Account and the number of Allocation Alternatives and the DCA Advantage Plan Account inclusively to which you allocate your Accumulation Value.

8. MAY WE TERMINATE YOUR POLICY?

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to applicable state laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.(2)

9. CAN I WITHDRAW MONEY FROM THE POLICY BEFORE THE ANNUITY COMMENCEMENT DATE?

     You may make withdrawals from your policy before the Annuity Commencement Date and while the Annuitant is alive. Your withdrawal request must be in a form that is acceptable to us. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and a 10% penalty tax may apply if you are under age 59 1/2. (See "DISTRIBUTIONS UNDER THE POLICY" and "FEDERAL TAX MATTERS.")

10. HOW WILL NYLIAC MAKE INCOME PAYMENTS ON THE ANNUITY COMMENCEMENT DATE?

     We will make Income Payments on a fixed basis. We do not currently offer a variable income payment option. We will make payments over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner ("Life Income Payment Option"). Income Payments will always be the same specified amount. (See "INCOME PAYMENTS.") We may offer other options, at our discretion, where permitted by state law.

11. WHAT HAPPENS IF I DIE OR THE ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     If you or the Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the policy an amount equal to the greatest of:

---------------
(1) For single premium policies, this question and its answer are modified as indicated in Appendix 1 of this Prospectus.

(2) For single premium policies, this answer is modified as indicated in Appendix 1 of this Prospectus.

        (a) the Accumulation Value, less any outstanding loan balance, less Credit amounts applied within the 12 months immediately preceding death,

        (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals, and surrender charges on those partial withdrawals, less any rider charges, or

        (c) the "reset value" plus any additional premium payments and Credits made since the most recent "Reset Anniversary," unless the Credits occurred within the immediate preceding 12 months of death, less any outstanding loan balance, proportional withdrawals made since the most recent "Reset Anniversary" and any surrender charges applicable to such proportional withdrawals, less any rider charges since the last Reset Anniversary.

     If the Beneficiary is the spouse of the Annuitant and the owner, see Question 12. (Also see "DEATH BEFORE ANNUITY COMMENCEMENT" and "FEDERAL TAX MATTERS.")

12. WHAT HAPPENS IF MY SPOUSE IS THE BENEFICIARY?

     If you are the owner and Annuitant and you die before the Annuity Commencement Date, your spouse may continue the policy as the new owner and Annuitant if he/she is also the sole Beneficiary (for Non-Qualified, IRA, Roth IRA, and SEP policies only; Inherited IRA policies are excluded). If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death, or the Annuitant's death. If you elect the EBB Rider and the Enhanced Spousal Continuance ("ESC") Rider applies, see the EBB and ESC Riders for details.

13. CAN I RETURN THE POLICY AFTER IT IS DELIVERED?

     You can cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the Business Day we receive the policy less the Credit applied, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the Business Day we receive the policy less the Credit applied, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

14. WHAT ABOUT VOTING RIGHTS?

     You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See "VOTING RIGHTS.")

15. HOW WILL NYLIAC CALCULATE INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. In calculating the yield, we assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. The current yield is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned in the MainStay VP Cash Management Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 2001, the MainStay VP Cash Management Investment Division's yield and effective yield were 0.12% and 0.12%.

     The yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Divisions refers to the annualized income generated in that Investment Division over a specified thirty-day period. In calculating the yield, we assume that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period. The current yield will be shown as a percentage of the investment. For the thirty-day period ended December 31, 2001, the annualized yields for the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Investment Divisions were 2.35%, 8.02%, and 3.17%, respectively.

     The yield calculations do not reflect the effect of any surrender charge that may be applicable to a particular policy. To the extent that the surrender charge is applicable to a particular policy, the yield of that policy will be reduced. Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The following tables present performance data for each of the Investment Divisions (except as noted below) for periods ending December 31, 2001. The average annual total return (if surrendered) data reflect all Separate Account and Fund annual expenses shown in the Fee Table on pages 5 through 6. The average annual total return (if surrendered) figures assume that the policy is surrendered at the end of the periods shown. The annual policy service charge, which is charged to policies with an Accumulation Value of less than $100,000, is not reflected. This fee, if applicable, would reduce the rates of return. The average annual total return (no surrenders) does not reflect the deduction of any surrender charges. All rates of return include the reinvestment of investment income, including interest and dividends, but do not include any Credits applied.

     Certain Portfolios (except as noted below) existed prior to the date that they were added to an Investment Division of the Separate Account. For periods prior to an Investment Division's inception date, the performance of the Investment Division was derived from the performance of the corresponding Portfolios, as modified to reflect the Separate Account and Fund annual expenses as if the policy had been available during the periods shown, which it was not. The AmSouth Enhanced Market Fund, International Equity Fund, Large Cap Fund, and Mid Cap Fund (the "New Portfolios") commenced operations on December 29, 2000. However, the New Portfolios have investment objectives, policies, and strategies that are substantially similar to those of publicly available funds ("Public Funds") that are currently managed by the same investment advisers, sub-advisers (where applicable), and portfolio managers as the New Portfolios. To illustrate the past performance of the investment advisers, sub-advisers, and portfolio managers in managing substantially similar mutual funds, we set out below the performance of the Class A shares of the Public Funds, adjusted to reflect all Contract fees and expenses as described above, and adjusted using the expense ratio of the New Portfolio, if higher than that of the corresponding Public Fund.

     The Public Funds include the AmSouth Enhanced Market Fund, the AmSouth International Equity Fund, the AmSouth Large Cap Fund, and the AmSouth Mid Cap Fund, each a series of the Variable Insurance Funds. The performance of the AmSouth International Equity Fund reflects the performance of its predecessors, DG International Equity Fund (from 8/12/97 to 12/13/98) and the ISG International Equity Fund (from 12/14/98 to 12/31/99); the performance of the AmSouth Large Cap Fund reflects the performance of its predecessors, DG Equity Fund (from 8/3/92 to 12/13/98) and the ISG Large Cap Equity Fund (from 12/14/98 to 12/31/99).

     Please bear in mind that there are important differences between the Public Funds and the New Portfolios. For example, the Public Funds, unlike the New Portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies, and strategies of the New Portfolios, while similar to those of the Public Funds, are not identical. The Public Funds also are substantially larger than the New Portfolios and have different expense ratios than the New Portfolios. As a result, the performance of the New Portfolios and Public Funds will differ. THE PERFORMANCE DATA SHOWN FOR THE PUBLIC FUNDS DOES NOT REPRESENT THE PAST PERFORMANCE OF THE NEW PORTFOLIOS AND IS NOT AN INDICATION OF THE FUTURE PERFORMANCE OF ANY PORTFOLIO OR ANY PORTFOLIO MANAGER.

The investment results of all Investment Divisions shown below are calculated in accordance with standards prescribed by the Securities and Exchange Commission for average annual total return.

                         AVERAGE ANNUAL TOTAL RETURN(1)
                     (FOR PERIODS ENDED DECEMBER 31, 2001)


                                                AMSOUTH        AMSOUTH
                                               ENHANCED     INTERNATIONAL      AMSOUTH         AMSOUTH      MAINSTAY VP
          INVESTMENT DIVISIONS:               MARKET FUND    EQUITY FUND    LARGE CAP FUND   MID CAP FUND    BOND FUND
          ---------------------               -----------   -------------   --------------   ------------   -----------
        PORTFOLIO INCEPTION DATE:             12/29/00      12/29/00         12/29/00        12/29/00       1/23/84
------------------------------------------
   INVESTMENT DIVISION INCEPTION DATE:
   -----------------------------------          1/18/01        1/18/01         1/18/01         1/18/01        7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year....................................      -20.48%        -30.69%          -16.71%         -30.68%        -0.21%
3 Year....................................          --%            --%              --%             --%         1.53%
5 Year....................................          --%            --%              --%             --%         4.33%
10 Year...................................          --%            --%              --%             --%         5.41%
Since Portfolio Inception.................      -20.49%        -30.69%          -16.72%         -30.69%         7.55%
Since Investment Division Inception*......      -18.77%        -24.26%          -19.12%         -31.53%         3.02%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year....................................      -14.31%        -25.31%          -10.25%         -25.31%         7.53%
3 Year....................................          --%            --%              --%             --%         4.06%
5 Year....................................          --%            --%              --%             --%         5.48%
10 Year...................................          --%            --%              --%             --%         5.41%
Since Portfolio Inception.................      -14.32%        -25.31%          -10.26%         -25.31%         7.55%
Since Investment Division Inception*......      -12.47%        -18.38%          -12.85%         -26.22%         8.77%


                                                MAINSTAY VP    MAINSTAY VP                               MAINSTAY VP
                                                  CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP     GROWTH
           INVESTMENT DIVISIONS:                APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT      EQUITY
           ---------------------                ------------   -----------   -----------   -----------   -----------
         PORTFOLIO INCEPTION DATE:               1/29/93       1/29/93       10/1/96       1/29/93       1/23/84
--------------------------------------------
    INVESTMENT DIVISION INCEPTION DATE:
    -----------------------------------           7/10/00        7/10/00       7/10/00       7/10/00       7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year......................................       -29.88%        -5.17%       -10.66%        -2.61%       -24.28%
3 Year......................................        -8.71%         0.72%         5.61%         1.36%        -2.68%
5 Year......................................         5.14%         2.13%         6.96%         4.16%         8.07%
10 Year.....................................           --%           --%           --%           --%        11.35%
Since Portfolio Inception...................        10.12%         3.06%         7.48%         4.70%        10.58%
Since Investment Division Inception*........       -29.68%        -2.41%       -17.48%         1.72%       -21.12%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year......................................       -24.44%         2.19%        -3.73%         4.95%       -18.40%
3 Year......................................        -6.41%         3.26%         7.95%         3.89%        -0.23%
5 Year......................................         6.26%         3.39%         8.01%         5.33%         9.07%
10 Year.....................................           --%           --%           --%           --%        11.35%
Since Portfolio Inception...................        10.12%         3.06%         8.30%         4.70%        10.58%
Since Investment Division Inception*........       -25.87%         2.90%       -12.71%         7.82%       -16.84%

---------------

(1) For single premium policies, this chart is modified as indicated in Appendix 1 of this Prospectus.
* Performance is calculated as of the initial date a deposit was received in the Investment Division.

                                                    MAINSTAY VP    MAINSTAY VP
       MAINSTAY VP                                   AMERICAN        DREYFUS
       HIGH YIELD     MAINSTAY VP                     CENTURY         LARGE
        CORPORATE        TOTAL       MAINSTAY VP     INCOME &        COMPANY
          BOND          RETURN          VALUE         GROWTH          VALUE
       -----------    -----------    -----------    -----------    -----------
        5/1/95        1/29/93         5/1/95         5/1/98         5/1/98
         7/10/00        7/10/00        7/10/00        7/10/00        7/10/00
          -4.18%        -18.44%         -8.31%        -16.44%        -12.79%
          -0.47%         -4.01%          3.10%         -5.28%         -1.31%
           2.38%          5.59%          4.93%            --%            --%
             --%            --%            --%            --%            --%
           5.72%          8.44%          9.47%         -2.20%         -0.60%
          -9.24%        -21.78%         -2.36%        -18.14%         -6.96%
           3.25%        -12.11%         -1.19%         -9.96%         -6.02%
           2.04%         -1.59%          5.55%         -2.89%          1.18%
           3.62%          6.70%          6.06%            --%            --%
             --%            --%            --%            --%            --%
           6.26%          8.44%          9.92%         -0.19%          1.44%
          -4.12%        -17.29%          3.39%        -13.64%         -1.85%

       MAINSTAY VP                                                  VANKAMPEN
       EAGLE ASSET    MAINSTAY VP                                      UIF
       MANAGEMENT     LORD ABBETT    JANUS ASPEN      MFS(R)        EMERGING
         GROWTH       DEVELOPING       SERIES        RESEARCH        MARKETS
         EQUITY         GROWTH        BALANCED        SERIES         EQUITY
       -----------    -----------    -----------     --------       ---------
        5/1/98         5/1/98        9/13/93        7/26/95        10/1/96
         7/10/00        7/10/00        7/10/00        7/10/00        7/10/00
         -23.80%        -15.37%        -12.93%        -28.08%        -14.60%
           3.40%         -4.28%          1.51%         -6.31%         -0.53%
             --%            --%         11.44%          3.29%         -6.04%
             --%            --%            --%            --%            --%
           7.46%         -5.92%         12.50%          7.55%         -6.03%
         -28.72%        -16.54%        -11.68%        -30.23%        -31.04%
         -17.89%         -8.81%         -6.18%        -22.50%         -7.98%
           5.84%         -1.86%          4.04%         -3.94%          1.98%
             --%            --%         12.33%          4.49%         -4.81%
             --%            --%            --%            --%            --%
           9.22%         -3.98%         12.50%          8.06%         -5.03%
         -24.85%        -11.93%         -6.84%        -26.32%        -26.96%

     For additional information regarding the total return calculations described above, you should refer to the Statement of Additional Information.

16. ARE POLICY LOANS AVAILABLE?

     If you have purchased your policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "Loans.")

17. HOW DO I CONTACT NYLIAC ABOUT AMSOUTH PREMIUM PLUS VARIABLE ANNUITY?

REGULAR MAIL      NYL Annuity Service Center
                  Madison Square Station
                  P.O. Box 732
                  New York, NY 10010
EXPRESS MAIL      NYL Annuity Service Center
                  (Box 13886)
                  300 Harmon Meadow Boulevard
                  3rd Floor
                  Secaucus, NJ 07094
CUSTOMER SERVICE  (800) 762-6212
AND UNIT VALUES

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and the statements of income, of stockholder's equity and of cash flows for the three years in the period ended December 31, 2001, (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements, (including the report of independent accountants) are included in the Statement of Additional Information.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below have been audited by PricewaterhouseCoopers LLP, independent accountants. The Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division as of December 31, 2001 and for the year then ended are derived from the audited financial statements included in the Statement of Additional Information. Values and units shown are for full year periods beginning January 1* except where indicated.

                                       AMSOUTH        AMSOUTH        AMSOUTH       AMSOUTH                   MAINSTAY VP
                                      ENHANCED     INTERNATIONAL    LARGE CAP      MID CAP     MAINSTAY VP     CAPITAL
           UNIT VALUE:               MARKET FUND    EQUITY FUND       FUND          FUND        BOND FUND    APPRECIATION
           -----------               -----------   -------------    ---------      -------     -----------   ------------
                                       2001(A)        2001(A)        2001(A)       2001(A)        2001           2001
                                       -------        -------        -------       -------        ----           ----
ACCUMULATION UNIT VALUE
    (beginning of period)........      $10.00          $10.00        $10.00        $10.00        $10.43         $ 8.67
ACCUMULATION UNIT VALUE
    (end of period)..............      $ 8.75          $ 8.16        $ 8.72        $ 7.38        $11.21         $ 6.55
NUMBER OF UNITS OUTSTANDING
    (in 000's)(end of period)....         127              14           216            70           706          1,704


                                   MAINSTAY VP                               MAINSTAY VP
                                      CASH       MAINSTAY VP   MAINSTAY VP     GROWTH
           UNIT VALUE:             MANAGEMENT    CONVERTIBLE   GOVERNMENT      EQUITY
           -----------             -----------   -----------   -----------   -----------
                                      2001          2001          2001          2001
                                      ----          ----          ----          ----
ACCUMULATION UNIT VALUE
    (beginning of period)........    $  1.02       $ 8.67        $10.49        $ 9.44
ACCUMULATION UNIT VALUE
    (end of period)..............    $  1.04       $ 8.34        $11.01        $ 7.70
NUMBER OF UNITS OUTSTANDING
    (in 000's)(end of period)....     30,376        1,125           798         2,054

                                                                               MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                     MAINSTAY VP                                AMERICAN       DREYFUS     EAGLE ASSET
                                     HIGH YIELD    MAINSTAY VP                   CENTURY        LARGE      MANAGEMENT
                                      CORPORATE       TOTAL      MAINSTAY VP    INCOME &       COMPANY       GROWTH
           UNIT VALUE:                  BOND         RETURN         VALUE        GROWTH         VALUE        EQUITY
           -----------                  ----       -----------   -----------   -----------   -----------   -----------
                                        2001          2001          2001          2001          2001          2001
                                        ----          ----          ----          ----          ----          ----
ACCUMULATION UNIT VALUE
    (beginning of period)........      $ 9.15         $8.82        $10.57         $9.05        $10.37        $ 8.13
ACCUMULATION UNIT VALUE
    (end of period)..............      $ 9.44         $7.75        $10.44         $8.15        $ 9.74        $ 6.68
NUMBER OF UNITS OUTSTANDING
    (in 000's)(end of period)....       1,601           717         1,037           170           434         1,350

                                                                             VAN KAMPEN
                                   MAINSTAY VP                                  UIF
                                   LORD ABBETT   JANUS ASPEN     MFS(R)       EMERGING
                                   DEVELOPING      SERIES       RESEARCH      MARKETS
           UNIT VALUE:               GROWTH       BALANCED       SERIES      EQUITY(B)
           -----------             -----------   -----------    --------     ----------
                                      2001          2001          2001          2001
                                      ----          ----          ----          ----
ACCUMULATION UNIT VALUE
    (beginning of period)........     $9.19        $ 9.65         $8.49        $7.22
ACCUMULATION UNIT VALUE
    (end of period)..............     $8.38        $ 9.06         $6.58        $6.64
NUMBER OF UNITS OUTSTANDING
    (in 000's)(end of period)....       108         2,875           801           89

---------------

 *  The policies were first offered on January 18, 2001.
(a) For the periods January 18, 2001 (commencement of operations) through December 31, 2001.
(b) Formerly known as Morgan Stanley UIF Emerging Markets Equity.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies we describe in this Prospectus, NYLIAC offers other life insurance policies and annuities.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $37.00 billion at the end of 2001. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

     AMSOUTH INVESTMENT SERVICES AND AMSOUTH BANK

     AmSouth Investment Services, Inc. is a separate non-bank subsidiary of AmSouth Bank. AmSouth Bank, the principal bank affiliate of AmSouth Bancorporation, is the investment adviser for the four AmSouth Portfolios available under the AmSouth Premium Plus Variable Annuity and provides investment management services through its Trust Investment Department.

     NYLIAC has agreed to provide the start-up capital for the four AmSouth Portfolios available under the AmSouth Premium Plus Variable Annuity. The terms of such agreement are memorialized in a Subscription Agreement between NYLIAC and Variable Insurance Funds that is on the file with the SEC.

     THE SEPARATE ACCOUNT

     The Separate Account was established on November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from our other assets. The Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Plan Account and any other separate account of NYLIAC.

     The Separate Account has 37 Investment Divisions, 20 of which are currently available under this product. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. Investment results may differ.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     Except for the four AmSouth portfolios of the Variable Insurance Funds, all other Funds make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Except for the four AmSouth portfolios of the Variable Insurance Funds and the MainStay VP Series Fund, all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions, which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the investment advisers or other service providers of the Funds (who may be affiliates of NYLIAC) in return for providing these services. Currently, we receive compensation under various arrangements in amounts ranging from .10% to ..25% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:
--------------------------------------------------------------------------------


FUND                                INVESTMENT ADVISERS                 ELIGIBLE PORTFOLIOS
                                    -                                   -
Variable Insurance Funds            AmSouth Bank                        AmSouth Enhanced Market Fund; AmSouth
                                                                        International Equity Fund; AmSouth Large Cap
                                                                        Fund; AmSouth Mid Cap Fund
MainStay VP Series Fund, Inc.       New York Life Investment            MainStay VP Bond; MainStay VP Capital
                                    Management LLC                      Appreciation; MainStay VP Cash Management;
                                                                        MainStay VP Convertible; MainStay VP Government;
                                                                        MainStay VP Growth Equity; MainStay VP High
                                                                        Yield Corporate Bond; MainStay VP Total Return;
                                                                        MainStay VP Value; MainStay VP American Century
                                                                        Income & Growth;
                                                                        MainStay VP Dreyfus Large Company Value;
                                                                        MainStay VP Eagle Asset Management Growth
                                                                        Equity; MainStay VP Lord Abbett Developing
                                                                        Growth
Janus Aspen Series                  Janus Capital Management LLC        Janus Aspen Series Balanced
MFS(R) Variable Insurance           MFS(R) Investment Management        MFS(R) Research Series
Trust(SM)
The Universal Institutional Funds,  Morgan Stanley Investment           Van Kampen UIF Emerging Markets Equity
Inc.                                Management

Please refer to the attached prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, subadvisors and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policy owners.

     We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment or other conditions so warrant. We will make any new Investment Divisions available to existing policy owners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment or other conditions warrant.

     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

                                THE POLICIES(1)

     This is a flexible premium policy which means additional premium payments can be made. It is issued on the lives of individual Annuitants.

     The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions you select, the interest credited on the Fixed Accumulation Value and the DCA Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Funds' investments.

     As the owner of the policy, you have the right to (a) change the Beneficiary, (b) name a new owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a payee to receive Income Payments and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

     SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

     In addition to the AmSouth Premium Plus Variable Annuity policy described in this prospectus, NYLIAC offers other variable annuities, with different features, fees and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon and liquidity preferences.

     QUALIFIED AND NON-QUALIFIED POLICIES

     We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below.

     (1) Section 403(b) Tax Sheltered Annuities purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions;

     (2) Section 408 or 408A Individual Retirement Annuities ("IRAs"), including Roth IRAs and Inherited IRAs;

     (3) Section 457 Deferred Compensation Plans; and

     (4) Section 403(a) annuities.

     Please see "Federal Tax Matters" for a detailed description of these plans.

     If you are considering a Qualified Policy, you should be aware that this annuity will fund a retirement plan that already provides tax deferral under the Internal Revenue Code. In such situations, the tax deferral of the annuity does not provide additional benefits. In addition, you should be aware that there are fees and charges in an annuity that may not be included in other types of investments which may be more or less costly. However, the fees and charges under the policies are designed to provide for certain payment guarantees and features that may not be available in these other types of investments. They include:

     (1) a Fixed Account option, which features a guaranteed fixed interest rate;

     (2) a death benefit that is payable should you die while the policy is in force, which is reset every year and is guaranteed to be at least the amount of your premium payments, less any outstanding loan

---------------
(1) For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

    balance, partial withdrawals, surrender charges, and Credits applied within the 12 months immediately preceding death;

     (3) the option for your Beneficiary to receive a guaranteed amount of monthly income for his or her lifetime should you die prior to the Annuity Commencement Date;

     (4) the option to receive a guaranteed amount of monthly income for life after the first Policy Year;

     (5) two riders (an Unemployment Benefit Rider and a Living Needs Benefit Rider), which allow you to withdraw money from your policy without the imposition of surrender charges, subject to the terms of each rider;

     (6) an optional Investment Protection Plan Rider, which allows you to surrender the policy and receive an amount equal to the greater of the policy's Accumulation Value or the amount guaranteed under the rider;

     (7) an Interest Sweep feature which provides the opportunity to allocate interest earned on monies in the Fixed Account to the Investment Divisions under the policy;

     (8) the option for your spouse to continue the policy upon your death prior to the Annuity Commencement Date if your spouse is named the Sole Primary Beneficiary; and

     (9) an optional Enhanced Beneficiary Benefit Rider and an Enhanced Spousal Continuance Rider which allows you to increase your death benefit by a percentage of the Gain in the policy.

These features are explained in detail in this Prospectus. You should consult with your tax or legal advisor to determine if the policy is suitable for your tax qualified plan.

     POLICY APPLICATION AND PREMIUM PAYMENTS

     You can purchase a policy by completing an application with a registered representative. The application will be sent along with your initial premium payment to NYLIAC. In addition, in states where permitted, you can also instruct a broker-dealer with whom NYLIAC has entered into an agreement to forward the initial premium payment along with a Policy Request to us. If the application or Policy Request supplied by a broker-dealer is complete and accurate, we will credit the initial premium payment within two Business Days after receipt. If we cannot credit the initial premium payment within five Business Days after we receive it because the application or Policy Request is incomplete or inaccurate, we will contact you or the broker-dealer providing the application or Policy Request and explain the reason for the delay. Unless you consent to NYLIAC's retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will offer to refund the initial premium payment immediately. Acceptance of applications is subject to NYLIAC's rules. We reserve the right to reject any application or initial premium payment. YOU ARE ENCOURAGED TO SEND ADDITIONAL PREMIUM PAYMENTS DIRECTLY TO THE ADDRESS INDICATED IN THE RESPONSE TO QUESTION 17.

     If we issue your policy based on a Policy Request, we will require you to provide to us either a signed acknowledgement of the information contained in the Policy Request in a form acceptable to us, or, where required by applicable state law or regulation, a signed application form. Also policy transactions may not be made unless the Beneficiary designation or transaction request is signature guaranteed. Upon receipt of the signed acknowledgement or application form, the Beneficiary will be specified under the policy and we will process transactions requested with respect to the policy without requiring a signature guarantee.

     We will allocate initial premium payments directly to the Investment Divisions, the Fixed Account or the DCA Advantage Plan Account in accordance with your initial allocation instructions. We will allocate subsequent premium payments in accordance with your most recent instructions on file with us.

     You may allocate the initial premium payments in up to 18 Investment Divisions and the DCA Advantage Plan Account inclusively, plus the Fixed Account. Thereafter, you may maintain the Accumulation Value in up to 18 Investment Divisions and the DCA Advantage Plan Account inclusively, plus the Fixed Account at any one time. We will credit subsequent premium payments to the policy at the close of the Business Day on which they are received at NYL Annuity Service Center. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Alternative at the time a premium payment is made. However, any change to the policy's allocations may not result in the Accumulation Value being allocated to more than 18 Investment Divisions and the DCA Advantage Plan Account inclusively, plus the Fixed Account.

     Unless we permit otherwise, the minimum initial premium payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of $2,000 or such lower amount as we may permit at any time or by any method NYLIAC makes available. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from your bank, a credit union or similar accounts and any other method agreed to by us. You may make additional premium payments at any time before the Annuity Commencement Date and while you and the Annuitant are living. The maximum aggregate amount of premium payments we accept is up to $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment.

     For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or by law.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until you notify us to reinstate it, and we agree.

     CREDIT(1)

     We will apply a Credit to your Accumulation Value at the time of each premium payment. The Credit is calculated as a percentage of each premium payment. The percentage will depend on the Credit Rate schedule then in effect, and will never be less than 2 percent. The Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy ("Total Accumulated Premiums"). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Credits applied to such payments using the Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Credit amounts resulting from such adjustments as of the date we receive the later premium payment. As of the date of this prospectus, the Credit Rate schedule is as follows:

               CREDIT RATE SCHEDULE
---------------------------------------------------
                                     CREDIT RATE
                                   (AS A % OF EACH
   TOTAL ACCUMULATED PREMIUMS      PREMIUM PAYMENT)
--------------------------------   ----------------
                      but less
     at least             than
   ----------       ----------
      minimum       $   50,000           3.00%
   $   50,000       $  100,000           3.25%
   $  100,000       $  500,000           4.50%
   $  500,000       $1,000,000           5.00%
   $1,000,000*      $2,500,000           5.00%
   $2,500,000*      $5,000,000           5.00%
   $5,000,000*       unlimited           5.00%

---------------
* Total Accumulated Premiums in excess of up to $1,000,000 are subject to prior approval. (See "POLICY APPLICATION AND PREMIUM PAYMENTS.")

     With notice to you, in our sole discretion, we may change both the Credit Rates and the Total Accumulated Premiums brackets applicable to future premium payments under your policy. Subsequent premium payments will receive the Credit Rate then in effect for the applicable bracket. In setting the Credit Rates and associated brackets, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC's competitive position in the market place.

     We will deduct the amount of the Credit from the amount returned to you if you cancel your policy within the Free Look Period. (See "YOUR RIGHT TO CANCEL ("FREE LOOK")" below.) Also, in states where permitted, we will deduct from the death benefit proceeds any Credit applied within the 12 months immediately preceding the death of the owner or Annuitant. (See "DEATH BEFORE ANNUITY COMMENCEMENT.")

     Credits are allocated to the same Allocation Alternatives based on the same percentages used to allocate your premium payments. We do not consider Credits to be premium payments for purposes of any discussion in this prospectus. Credits are also not considered to be your investment in the policy for tax purposes.

---------------
(1) For single premium policies, "Credit" is modified as indicated in Appendix I of this Prospectus.

     Fees and charges for a policy with a Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Separate Account charge to help recover the cost of providing the Credit under the policy. (See "CHARGES AND DEDUCTIONS.") Over time, the amount of the Credit may be more than offset by those higher charges. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Credit may exceed the sum of the Credit and any related earnings. There may be circumstances in which the purchase of an AmSouth Premium Plus Variable Annuity is less advantageous than the purchase of another variable annuity which might have lower fees but no Credit. This may be the case, for example, if you anticipate retaining the policy for a significant time beyond the surrender charge period. You should consider this possibility before purchasing the policy.

     YOUR RIGHT TO CANCEL ("FREE LOOK")

     You may cancel the policy by returning it to us, or to the registered representative through whom you purchased it, within 10 days of delivery of the policy or such longer period as required under state law. In states where approved, you will receive the policy's Accumulation Value on the Business Day we receive the policy, less the Credit, but without any deduction for premium taxes or a surrender charge. This amount may be more or less than your premium payments. Otherwise, you will receive from us the greater of (i) the initial premium payment less any prior partial withdrawals or (ii) the Accumulation Value on the Business Day we receive the policy, less the Credit, but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy.

     ISSUE AGES

     We can issue Non-Qualified Policies if both you and the Annuitant are not older than age 80. We will accept additional premium payments if neither you nor the Annuitant is older than the age of 80, unless we agree otherwise. For IRA, Roth IRA, TSA and SEP plans, you must also be the Annuitant.

     We can issue Qualified Policies if the Owner/Annuitant is between the ages of 18 and 80 (0-80 for Inherited IRAs). We will accept additional premium payments if you are not older than age 80, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     You may transfer amounts between Investment Divisions of the Separate Account or to the Fixed Account at least 30 days before the Annuity Commencement Date. You may not make transfers into the DCA Advantage Plan Account. Transfers made from the DCA Advantage Plan Account to the Investment Divisions are subject to different limitations (See "THE DCA ADVANTAGE PLAN.") Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, and the DCA Advantage Plan, the minimum amount that you may transfer from an Investment Division is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Plan, if the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $500 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

     There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Plan will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See "THE FIXED ACCOUNT.")

     Your transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "PROCEDURES FOR TELEPHONE TRANSACTIONS.") Faxed requests are not acceptable, unless we agree otherwise. We will make transfers from Investment Divisions based on the Accumulation Unit values at the end of the Business Day on which we receive the transfer request. (See "DELAY OF PAYMENTS.") Transfers may be limited in connection with Third Party Investment Advisory Arrangements.

     (a) Limits on Transfers.

     Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policy owners. Any modification could be applied to transfers to or from some or all of the Investment

Divisions and could include, but not be limited to, not accepting a transfer request from any person, asset allocation and/or market timing services made on behalf of policy owners and/or limiting the amount that may be transferred into or out of any Investment Division at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which we consider to be to the actual or potential disadvantage of other policy owners.

     Currently, we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $5 million of the corresponding portfolio's total assets.

     In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding portfolio is not accepted by the Fund for any reason.

     PROCEDURES FOR TELEPHONE TRANSACTIONS

     You may authorize us to accept telephone instructions from you or other persons you designate for the following types of transactions: premium allocations, transfers among Allocation Alternatives and/or the DCA Advantage Plan, partial withdrawals, periodic partial withdrawals, traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep, or to reset or cancel the Investment Protection Plan. You can elect this feature by completing and signing a Telephone Authorization form. Telephone Authorization may be elected, changed or canceled at any time. You, or other persons you designate, may effect telephone transactions by speaking with a service representative at (800) 762-6212. Furthermore, we will confirm all telephone transactions in writing.

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. We must receive telephone transfer requests no later than 4:00 p.m. Eastern Time in order to assure same day processing. We will process requests received after 4:00 p.m. Eastern Time on the next Business Day.

     DOLLAR COST AVERAGING PROGRAMS

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels. NYLIAC will also offer the DCA Advantage Plan under which you may utilize a 6-month DCA Account. (See "THE DCA ADVANTAGE PLAN.") We do not count transfers under Dollar Cost Averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging Program.

     Here is an example of how dollar cost averaging works. In the example, we have assumed that you want to move $100 from the MainStay VP Cash Management Investment Division to the MainStay VP Growth

Equity Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:


                AMOUNT            ACCUMULATION         ACCUMULATION UNITS
              TRANSFERRED         MUNIT VALUE              PURCHASED
  1              $100                $10.00                  10.00
  2              $100                $ 8.00                  12.50
  3              $100                $12.50                   8.00
  4              $100                $ 7.50                  13.33
Total            $400                $38.00                  43.83

                  The average unit price is calculated as follows:

   Total share price           $38.00
-----------------------     =  ------    =  $9.50
    Number of months             4

                   The average unit cost is calculated as follows:

  Total amount transferred         $400.00
----------------------------    =  -------    =  $9.13
   Total units purchased            43.83

     In this example, you would have paid an average cost of $9.13 per unit while the average price per unit is $9.50.

     (a) Traditional Dollar Cost Averaging

     This option permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (either monthly, quarterly, semi-annually or annually). You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $5,000 to elect this option. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

     NYLIAC will make all dollar cost averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You may specify any day of the month. In order to process a transfer under our traditional Dollar Cost Averaging option, NYLIAC must have received a request in writing or by telephone (see "PROCEDURES FOR TELEPHONE TRANSACTIONS") no later than one week prior to the date the transfers are to begin.

     You may cancel the traditional Dollar Cost Averaging option at any time in a written request or by telephone (see "PROCEDURES FOR TELEPHONE TRANSACTIONS.") NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

     (b) The DCA Advantage Plan

     This feature permits you to set up automatic dollar cost averaging using the 6-month DCA Advantage Plan Account when an initial premium payment or a subsequent premium payment is made. You can request the DCA Advantage Plan in addition to the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options.

     You must allocate a minimum of $5,000 to the DCA Advantage Plan Account. If you send less than the $5,000 minimum to be allocated to a DCA Advantage Plan Account, the payment will be automatically applied to the Investment Divisions and/or 1-Year Fixed Account that you have specified to receive transfers from such DCA Advantage Plan Account. You must specify the Investment Divisions and/or the Fixed Account into which transfers from the DCA Advantage Plan Account are to be made. However, you may not select the DCA Advantage Plan Account if its duration would extend beyond the Annuity Commencement Date. Amounts in the DCA Advantage Plan Account will be transferred to the Investment Divisions and/or the Fixed Account in

6 monthly transfers. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day or on the next Business Day (if the day is not a Business Day or does not exist in that month) each subsequent month for the duration of the DCA Advantage Plan Account. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Plan Account. For example, the amount of the first monthly transfer out of the DCA Advantage Plan Account will equal 1/6 of the value of the DCA Advantage Plan Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the balance, respectively, of the value of the DCA Advantage Plan Account on the date of each transfer.

     You may not have more than one DCA Advantage Plan Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Plan Account that is already open will be allocated to that same DCA Advantage Plan Account. The entire value of the DCA Advantage Plan Account will be completely transferred to the Investment Divisions within the duration specified. For example, if you allocate an initial premium payment to the 6-month DCA Advantage Plan Account under which the 6-month term will end on December 31, 2002 and you make a subsequent premium payment to the 6-month DCA Advantage Plan Account before December 31, 2002, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Plan Account already opened and transfer the entire value of the 6-month DCA Advantage Plan Account to the Investment Divisions by December 31, 2002 even though a portion of the money was not in that DCA Advantage Plan Account for the entire 6-month period.

     You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Plan Account. We will make partial withdrawals and transfers first from the DCA Accumulation Value attributed to the initial premium payment and then from the DCA Accumulation Value attributed to subsequent allocations in the order received.

     You cannot make transfers into the DCA Advantage Plan Account from any Allocation Alternative.

     AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the AmSouth International Equity Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect this Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. The minimum Variable Accumulation Value required to elect this option is $5,000. There is no minimum amount which you must allocate among the Investment Divisions under this option. There is no charge imposed for Automatic Asset Reallocation.

     You can cancel the Automatic Asset Reallocation option at any time in a written request or by telephone (see "PROCEDURES FOR TELEPHONE TRANSACTIONS"). NYLIAC may also cancel this option if the Accumulation Value is less than $5,000, or such a lower amount as we may determine. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option.

     INTEREST SWEEP

     You can request, prior to the Annuity Commencement Date, that the interest earned on monies allocated to the Fixed Account be transferred from the Fixed Account to any combination of Investment Divisions. You will specify the Investment Divisions, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers. The minimum Fixed Accumulation Value required to elect this option is $5,000, but this amount may be reduced at our discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). There is no charge imposed for the Interest Sweep option.

     You may request the Interest Sweep option in addition to either traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Plan. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Plan, we will process the Interest Sweep transfer first.

     YOU MAY NOT TRANSFER MORE THAN 20% of the Fixed Accumulation Value at the beginning of the Policy Year from the Fixed Account to the Investment Divisions during a Policy Year. (See "THE FIXED ACCOUNT--TRANSFERS TO INVESTMENT DIVISIONS.") If an Interest Sweep option transfer would cause more than 20% of the Fixed Accumulation Value at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and the Interest Sweep option will be automatically suspended.

     You can cancel the Interest Sweep option at any time in a written request or by telephone. (See "PROCEDURES FOR TELEPHONE TRANSACTIONS.") We may also cancel this option if the Fixed Accumulation Value is less than $5,000, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     You can allocate a portion of each premium payment to one or more Investment Divisions or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $100 (or such lower amount as we may permit). You may also allocate all or a portion of each premium payment to the DCA Advantage Plan Account. The minimum amount that you may allocate to the DCA Account is $5,000. (See "THE DCA ADVANTAGE PLAN.") We will allocate the initial premium payment to the Allocation Alternatives and/or the DCA Advantage Plan Account you have specified within two Business Days after receipt. We will allocate additional premium payments to the Allocation Alternatives and/or the DCA Advantage Plan Account at the close of the Business Day on which they are received at NYL Annuity Service Center. We will apply Credits to the same Allocation Alternatives and/or the DCA Advantage Plan Account based on the same percentages used to allocate your premium payments.

     We will credit that portion of each premium payment (and any Credit thereon) you allocate to an Investment Division in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division on the day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "THE FIXED ACCOUNT" for a description of interest crediting.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

     RIDERS

     At no additional charge, we include two riders under the policy: an Unemployment Benefit rider for Non-Qualified, IRA, Inherited IRAs and Roth IRA policies, and a Living Needs Benefit rider for all types of policies. As described below, these riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. We also offer the Investment Protection Plan rider, described below, which is available at an additional cost. The Enhanced Beneficiary Benefit Rider is optional and available at an additional cost. You elect the EEB Rider at the time of application. If your spouse is the sole primary Beneficiary, your policy will also include the Enhanced Spousal Continuance Rider at no extra charge. Each of the riders is available only in those states where it has been approved. Please consult with your registered representative regarding the availability of these riders in your state.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You must also provide us with proof that the Annuitant has spent 60 or more consecutive days in a nursing home is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for the disability provision of this benefit, you must be classified as disabled by the Social Security Administration. You are no longer eligible for the benefit once you begin collecting social security retirement benefits. There is no additional charge for this Rider.

     (b) Unemployment Benefit Rider

     For all Non-Qualified, IRA, Inherited IRAs and Roth IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy up to 50% without paying surrender charges. This rider can only be used once. The policy must have been inforce for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved. To apply for this benefit, you must submit a determination letter from the applicable State's Department of Labor indicating that you qualify for, and are receiving, unemployment benefits. There is no additional charge for this Rider.

     (c) Investment Protection Plan Rider (optional)

     If you select this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE.") When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal. The proportional withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

     The amount that is guaranteed under the rider will depend on when you select or reset it:

          (i) At the time of application: The amount that is guaranteed will equal the initial premium payment and Credit thereon plus any additional premium payments and Credits thereon we receive in the first Policy Year, less all proportional withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

          (ii) While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all proportional withdrawals. The rider will take effect on the next Policy Anniversary following the date we receive your application for the rider.

          (iii) Resetting the guaranteed amount: You may request to reset the amount that is guaranteed at any time while the rider is in effect. The reset will take effect on the next Policy Anniversary following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all proportional withdrawals. We will also reset a new charge for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See "OTHER CHARGES--INVESTMENT PROTECTION PLAN RIDER CHARGE" and "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.")

     You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1/2.

     You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. You must return the rider to us or to the registered representative through whom it was purchased, with a written request for cancellation. Upon receipt of this request, we will promptly cancel the rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge which may have been deducted. (See "OTHER CHARGES--RIDER RISK CHARGE ADJUSTMENT.") The cancellation will be effective on the date we receive your request.

     This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA and SEP-IRA policies if the policy owner is younger than age 66 on the date the rider takes effect.

     Because this rider generally provides protection against decreases in the policy's Accumulation Value due to negative investment performance, this rider may not be a benefit to you if all or most of your Accumulation Value is allocated to the Fixed Account. You should select this rider only if you have or intend to have most or all of your Accumulation Value allocated to the Investment Divisions.

     This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years.

     We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals will impact the guaranteed amount. In this example, we have assumed the following:

          (1) the rider is selected at the time of application;

          (2) an initial premium payment of $100,000 is made;

          (3) a Credit of $4,500 is applied to your policy;

          (4) no additional premium payments are made;

          (5) a withdrawal of $20,000 is made in the eighth Policy Year;

          (6) the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

          (7) the Accumulation Value on the tenth Policy Year has decreased to $50,000.

     The guaranteed amount at time of application was $104,500. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the proportional withdrawal. We calculated the amount of the proportional withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

        Proportional withdrawal = ($20,000/$80,000) x $104,500 = $26,125

     To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the proportional withdrawal from the initial guaranteed amount:
($104,500 - $26,125) = $78,375. If this policy is surrendered in the tenth Policy Year, the policy owner receives $78,375 even though the Accumulation Value has decreased to $50,000.

     (d) Enhanced Beneficiary Benefit Rider (optional)

     The EBB Rider is available only at the time of application, in jurisdictions where approved. The EBB Rider is not available if the oldest owner or Annuitant is over age 75 at the time of application. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you or the Annuitant die before the Annuity Commencement Date. If you select this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you, or the Annuitant (if you are not the Annuitant), die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

     While this Rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See "CHARGES AND DEDUCTIONS -- Other Charges -- Enhanced Beneficiary Benefit Rider Charge.")

     The payment under the EBB Rider is calculated as a percentage of any Gain in the policy as of the date we receive all necessary requirements to pay death benefit proceeds. The applicable percentage varies based upon the issue age of you or the Annuitant, whoever is older. Currently, the applicable percentages are as follows: 50% where the oldest owner or Annuitant is 70 or younger, and 25% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

              AGE OF OLDEST OWNER                                   RANGE OF
                 OR ANNUITANT                                APPLICABLE PERCENTAGES
              -------------------                            ----------------------
70 or younger                                    Not less than 40% nor greater than 60%
71 to 75 inclusive                               Not less than 20% nor greater than 40%

     When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

     The Gain equals the policy's Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less Proportional Withdrawals. Proportional Withdrawals are the amount(s) withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

     If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

     The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. The current applicable percentages are as follows: 100% where the oldest owner or Annuitant is 70 or younger, and 75% where the oldest owner or Annuitant is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this Rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

     There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy's Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the Rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death, (See "THE POLICIES--Riders--Enhanced Spousal Continuance Rider.") 4) if the Annuitant was your spouse and you, as the sole primary Beneficiary, elect to continue the policy upon your spouse's death, or 5) if you transfer ownership of the policy. As discussed below in THE POLICIES--Riders--Enhanced Spousal Continuance Rider, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. You cannot cancel this Rider without surrendering your policy.

     Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

     1. The Rider is elected at the time of application;

     2. You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

     3. A withdrawal of $20,000 is made in the fourth Policy Year;

     4. Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

     5. You (or the Annuitant, if you are not the Annuitant) die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

     6. The Enhanced Beneficiary Benefit Rider percentage equals 50%.

     First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

          Proportional Withdrawal = ($20,000/$250,000) X $200,000 = $16,000

     Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus Proportional Withdrawals):

              Adjusted Premium Payments = $200,000 - $16,000 = $184,000

     Third, the Gain is calculated (Accumulation Value - Adjusted Premium Payments):

                        Gain = $250,000 - $184,000 = $66,000

     Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

               Enhanced Beneficiary Benefit = $66,000 X 50% = $33,000

     In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

     (e) Enhanced Spousal Continuance Rider (optional)

     If you elect the EBB Rider at the time of application (see above), your policy will, subject to state availability, also include the ESC Rider at no charge. The ESC Rider will not be included on policies sold in connection with
Section 403(b) tax-sheltered annuities.

     Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all necessary requirements) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record.

     The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

     Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

     POLICY OWNER INQUIRIES

     Your inquiries should be addressed to NYL Annuity Service Center, Madison Square Station, P.O. Box 732, New York, NY 10010 (or for Express Mail: 300 Harmon Meadow Boulevard, Fl. 3, (Box 13886), Secaucus, NJ 07094) or call 1-800-762-6212.

     RECORDS AND REPORTS

     NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under federal securities laws or by any other applicable law or regulation. Please review this report carefully. If you believe it contains an error, please notify us immediately. To correct an error, you must call it to our attention within 10 days of the date of the statement.

                           CHARGES AND DEDUCTIONS(1)

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

     If you surrender your policy, we deduct the surrender charge from the amount paid to you. In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Alternative and/or the DCA Advantage Plan Account is less than the necessary surrender charge, we will deduct the remainder of the charge from the amount withdrawn from that Allocation Alternative and/or the DCA Advantage Plan Account.

     The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first four Payment Years following the premium payment to which such withdrawal or surrender is attributable is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                                                              SURRENDER CHARGE
                                                              ----------------
1...........................................................         8%
2...........................................................         8%
3...........................................................         8%
4...........................................................         8%
5...........................................................         7%
6...........................................................         6%
7...........................................................         5%
8...........................................................         4%
9+..........................................................         0%

In no event will the aggregate surrender charge applied under the policy exceed eight and one half per cent (8.5%) of the total premium payments.

---------------

(1) For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

     EXCEPTIONS TO SURRENDER CHARGES

     We will not assess a surrender charge:

          (a) on amounts you withdraw in any one Policy Year which are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last policy anniversary; (ii) 10% of the Accumulation Value at the time of surrender or withdrawal or (iii) the Accumulation Value less accumulated premium payments.

          (b) if NYLIAC cancels the policy;

          (c) when we pay proceeds upon the death of the policy owner or the Annuitant;

          (d) when you select an Income Payment option in any Policy Year after the first Policy Year;

          (e) when a required minimum distribution as calculated by NYLIAC is made under a Qualified Policy (this amount will, however, count against the first exception described above); and

          (f) on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

          (g) on withdrawals you make under the Living Needs Benefit Rider or Unemployment Benefit Rider.

     OTHER CHARGES

     (a) Separate Account Charge

     Prior to the Annuity Commencement Date, we deduct a daily charge from the assets of the Separate Account to compensate us for certain mortality and expense risks we assume under the policies and for providing policy administration services. On an annual basis, the charge equals 1.60% of the average daily net asset value of the Separate Account. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. If the charge is more than sufficient, we will add any excess to our general funds. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

     The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy's Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Credit.

     (b) Policy Service Charge

     We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy if on the Policy Anniversary or date of surrender the Accumulation Value is less than $100,000. We deduct the annual policy service charge from each Allocation Alternative and the DCA Advantage Plan Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

     (c) Investment Protection Plan Rider Charge (optional)

     If you selected the Investment Protection Plan, we will deduct a charge on the first Business Day on each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER.") We will deduct the charge from each Allocation Alternative and the DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

     The maximum annual charge is 1% of the amount that is guaranteed. We may set a lower charge at our sole discretion. The current charge for this Rider is 0.25% of the amount that is guaranteed, applied on a quarterly basis (0.0625% per quarter).

     If you reset the amount that is guaranteed, a new charge for the rider will apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider becomes effective. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

     (d) Rider Risk Charge Adjustment (optional)

     If you cancel the Investment Protection Plan, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date we receive your request. (See "RIDERS--INVESTMENT PROTECTION PLAN RIDER.") We will deduct the Rider Risk Charge Adjustment from each Allocation Alternative and each DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

     We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2% of the amount that is guaranteed. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you select this feature.

     If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

     (e) Enhanced Beneficiary Benefit Rider Charge (optional)

     If you elect the EBB Rider (in jurisdictions where available), we will deduct a charge on the first Business Day of each policy quarter that the Rider is in effect based on the Accumulation Value as of that date. We will deduct this charge beginning with the first policy quarter after the Policy Date. This charge will be deducted from each Allocation Alternative and DCA Advantage Plan Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable quarter.

     The maximum annual charge is 1.00% of the policy's Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy's Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this Rider. This charge will not change once your policy is issued.

     (f) Fund Charges

     The value of the assets of the Separate Account will indirectly reflect the Funds' total fees and expenses. The Funds' total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund's prospectus.

     (g) Transfer Fees

     There is no charge for the first 12 transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12, subject to any applicable state insurance law requirements. Transfers made under Dollar Cost Averaging and Automatic Asset Reallocation option do not count toward this transfer limit.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when a request for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC's status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the policies. (See "FEDERAL TAX MATTERS.") Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

                       DISTRIBUTIONS UNDER THE POLICY(1)

     SURRENDERS AND WITHDRAWALS

     You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request to NYL Annuity Service Center. In addition, you may request partial withdrawals and periodic partial withdrawals by telephone. (See "PROCEDURES FOR TELEPHONE TRANSACTIONS.") The amount available for withdrawal is the Accumulation Value at the end of the Business Day during which we receive the written or telephonic surrender or withdrawal request, less any outstanding loan balance, surrender charges, premium taxes which we may deduct, and policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. We will pay all surrenders or withdrawals within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     (a) Surrenders

     We may deduct a surrender charge and any state premium tax, if applicable, less any outstanding loan balance, and less the annual policy service charge, if applicable, from the amount paid. We will pay the

---------------

(1) For single premium policies, this Section is modified as indicated in Appendix 1 of this Prospectus.

proceeds in a lump sum to you unless you elect an Income Payment method. (See "INCOME PAYMENTS.") Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Alternatives and/or the DCA Advantage Plan Account in accordance with your request. If you do not specify how to allocate a partial withdrawal among the Allocation Alternatives and/or the DCA Advantage Plan Account, we will allocate the partial withdrawal on a pro-rata basis. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the requested partial withdrawal is greater than the value in any of the Allocation Alternatives and/or the DCA Advantage Plan Account from which the partial withdrawal is being made, we will pay the entire value of that Allocation Alternative and/or the DCA Advantage Plan Account, less any surrender charge that may apply, to you. We will not process partial withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). You must specify the Investment Divisions and/or the Fixed Account from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.") If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Plan Account.

     You can elect to receive "Interest Only" periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

     REQUIRED MINIMUM DISTRIBUTION

     For IRAs and SEP-IRAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the policy owner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs later. For Inherited IRAs, the owner is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner's death.

     OUR RIGHT TO CANCEL

     If we do not receive any premium payments for a period of two years, and both the Accumulation Value of your policy and your total premium payments less any withdrawals and surrender charges are less than $2,000, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.(1)

---------------

(1) For single premium policies, this paragraph is modified as indicated in Appendix 1 of this Prospectus.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. You may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. The latest possible Annuity Commencement Date is the annuitant's 90(th) birthday. You may defer the Annuity Commencement Date to a later date if we agree to it, provided that we receive a written notice of the request at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If you or the Annuitant dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment. That amount will be the greater of:

     (a) the Accumulation Value, less any outstanding loan balance, less Credits applied within the 12 months immediately preceding death (in states where permitted);

     (b) the sum of all premium payments made, less any outstanding loan balance, partial withdrawals and surrender charges on those partial withdrawals, less any rider premium charges; or

     (c) the "reset value" plus any additional premium payments and Credits made since the most recent "Reset Anniversary," unless the Credits occurred within the immediately preceding 12 months of death (in states where permitted), less any outstanding loan balance, "proportional withdrawals" made since the most recent "Reset Anniversary," any surrender charges applicable to such "proportional withdrawals," and rider charges since the last "Reset Anniversary."

     We recalculate the reset value, with respect to any policy, every year from the Policy Date ("Reset Anniversary") until you or the Annuitant reaches age 80. On the first Policy Anniversary, we calculate the reset value by comparing (a) the Accumulation Value; and (b) the total of the premium payments made to the policy, plus any Premium Credits less any proportional withdrawals, surrender charges on those withdrawals, and less any rider charges. The reset value calculated on the second and subsequent Reset Anniversaries is based on a comparison between (a) the Accumulation Value on the current Reset Anniversary; and (b) the reset value on the prior Reset Anniversary, plus any premium payments and Premium Credits since the prior Reset Anniversary, less any proportional withdrawals since the prior Reset Anniversary, surrender charges on those withdrawals, and less any rider charges since the last Reset Anniversary date. The greater of the compared values will be the new reset value.

     A proportional withdrawal is an amount equal to the amount withdrawn from the policy divided by the policy's Accumulation Value immediately preceding the withdrawal, multiplied by a) the total of the premium payments made to the policy prior to the withdrawal, less any proportional withdrawals made since the last Policy Anniversary and surrender charges on those withdrawals, during the first Policy Year; or b) the reset value as of the last Policy Anniversary plus any additional premium payments made since the last Policy Anniversary, less any proportional withdrawals made since the last Policy Anniversary and surrender changes on those withdrawals in the second and subsequent policy years.

     We have set forth below an example of how the death benefit is calculated annually. In this example, we have assumed the following:

     (1) you purchase a policy with a $200,000 premium payment;

     (2) a Credit of $9,000 is applied to your policy;

     (3) the Accumulation Value immediately preceding the withdrawal is $250,000;

     (4) a $20,000 withdrawal is made after the second Policy Anniversary;

     (5) the Accumulation Value is $220,000 on the last Policy Anniversary (Reset Anniversary); and

     (6) you die in the third Policy Year and the Accumulation Value of the policy has decreased to $175,000.

     The death benefit is the greater of:

    (a)  Accumulation Value:                 $175,000
    (b)  Premium payments less any
         partial withdrawals:                $180,000 ($200,000 - $20,000); or
    (c)  Reset value - the greater of:       a) Current Accumulation Value: $175,000; and
                                             b) Last Reset Value, plus premiums, less withdrawals. That is:
                                               $220,000 + $0 - (($20,000/$250,000 X $220,000)
                                               = $220,000 - (0.08 X $220,000)
                                               = $220,000 - $17,600
                                               = $202,400

     In this example, your Beneficiary(ies) would receive $202,400.

     The formula guarantees that the amount we pay will at least equal the sum of all premium payments (less any outstanding loan balance, partial withdrawals, and surrender charges on such partial withdrawals less any rider charges), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available. If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Allocation Alternative and the DCA Advantage Plan Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount.

     We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice which gives us the information that we need. If such an election is properly made, we will apply all or part of these proceeds:

          (i) under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the policy owner and Annuitant; or

          (ii) under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policy owner's death (as determined for federal tax purposes), and must begin within one year after the policy owner's death. (See "INCOME PAYMENTS.")

     If your spouse is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policy owner and,
(b) if you were the Annuitant, as the Annuitant. If a policy is jointly owned, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See "FEDERAL TAX MATTERS--TAXATION OF ANNUITIES IN GENERAL.")

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     We will make any distribution or application of policy proceeds within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "DELAY OF PAYMENTS.")

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     We will make Income Payments under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. (See "ANNUITY PAYMENTS" in the Statement of Additional Information.) We will require that a lump sum payment be made if the Accumulation Value is less than $2,000. At any time before the Annuity Commencement Date, you may change the Income Payment option or request any other method of payment we agree to. If the Life Income Payment Option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Payment option in the same specified amount and over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

     Under Income Payment options involving life income, the payee may not receive Income Payments equal to the total premium payments if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of sex, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Proof of Survivorship

     We may require satisfactory proof of survival from time to time before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

     DELAY OF PAYMENTS

     We will pay any amounts due from the Separate Account under the policy within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request unless:

          1. The New York Stock Exchange ("NYSE") is closed for other than usual weekends or holidays, or trading on the NYSE is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission ("SEC");

          3. The SEC permits a delay for the protection of security holders; or

          4. The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     For the same reasons, we will delay transfers among the Investment Divisions from the Separate Account to the Fixed Account.

     We may also delay payments of any amount due from the Fixed Account and/or the DCA Program. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Program. We will pay interest of at least 3.5% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

     DESIGNATION OF BENEFICIARY

     You may name, in a written form acceptable to us, one or more Beneficiaries. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, you may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before you and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to you. If you are the Annuitant, the proceeds pass to your estate. However, if the policy owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the policy owner's estate.

     For policies issued through a Policy Request, the Beneficiary will be the policy owner or his/her estate until the Beneficiary is designated as described under "Policy Application and Premium Payments".

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     Distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may still be subject to a 10% additional income tax as a premature distribution.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Loans are available only if you have purchased your policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 ("ERISA"). Under your 403(b) policy, you may borrow against your policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. A minimum Accumulation Value of $5,000 must remain in the policy. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy's Accumulation Value on the date of the loan or (b) $50,000. We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or DCA Advantage Plan Account on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to ERISA, the interest rate paid by the policy owner of the loan will equal 5%. We will credit the assets being held in the Fixed Account to secure the loan with the minimum guaranteed interest rate of 3%. For plans subject to ERISA, we will apply the interest charged on the loan at the then current prime rate plus 1%. We will credit the money being held in the Fixed Account to secure the loan with a rate of interest that is the prime rate less 1%, but it will always be at least equal to the minimum guaranteed interest rate of 3%. For all plans, we will assess interest in arrears as part of the periodic loan repayments.

     You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

     We permit loans to acquire a principal residence under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policy owner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

     Loans are subject to the terms of the policy, your 403(b) plan and the Internal Revenue Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Furthermore, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an annual effective rate of at least 3% to amounts allocated or transferred to the Fixed Account under the policies. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Credit thereon, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made.

     (b) Transfers to Investment Divisions

     You may transfer amounts from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the Fixed Accumulation Value at the beginning of the Policy Year.

          2. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. Additionally, the remaining value in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out ("FIFO") basis, for purposes of determining the rate at which we credit interest on monies remaining in the Fixed Account.

     Except as part of an existing request relating to the traditional Dollar Cost Averaging option, the Interest Sweep option or the DCA Advantage Plan, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

     You must make transfer requests in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone Transactions.")

     We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

                         THE DCA ADVANTAGE PLAN ACCOUNT

     Like the Fixed Account, the DCA Advantage Plan Account is also supported by the assets in NYLIAC's general account. The DCA Advantage Plan Account is not registered under the federal securities laws. The information contained in the first paragraph under "The Fixed Account" equally applies to the DCA Advantage Plan Account.

     NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Plan Account. We will never declare less than a 3% annual effective rate. Premium payments into the DCA Advantage Plan Account and any Credit thereon will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Plan Account may be different from the rate applied to prior premium payments made into the DCA Advantage Plan Account.

     The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Plan Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Plan Account, amounts in the DCA Advantage Plan Account will not achieve the declared annual effective rate.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408, 408A or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax adviser before making a premium payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policy owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policy owner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policy owner's Accumulation Value over the policy owner's investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount receivedis taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual's gross income. For policies issued in connection with qualified plans, the "investment in the contract" can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant's life and that are paid from qualified retirement plans under Section 401(a) and from qualified annuities and Tax Sheltered Annuities under Sections 403(a) and 403(b).

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed. After the investment in the policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer is actual age 59 1/2, (2) made as a result of the policy owner's or Annuitant's death or disability, (3) received in substantially equal installments paid at least annually as a life annuity, or (4) received as a distribution from an inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policy owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policy owner. Accordingly, a policy owner should consult a competent tax adviser before purchasing more than one policy or other annuity contract.

     A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policy owner, may result in certain income or gift tax consequences to the policy owner. A policy owner contemplating any transfer or assignment of a policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about use of the policies with the various types of qualified plans. Policy owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the policy.

          (a) Section 403(a) Plans. Under Section 403(a) of the Code, payments made by employers to purchase annuity contracts, which meet certain requirements, for their employees are excludible from the gross income of the employee. Any amounts distributed to the employees under such annuity contracts are taxable to them in the years in which distributions are made.

          (b) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (c) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (d) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a "Roth Individual Retirement Annuity" or "Roth IRA." Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Certain individuals are eligible to convert their existing non-Roth IRAs into Roth IRAs. They will be subject to income tax at the time of conversion.

          (e) Inherited IRAs. This policy may also be issued as an Inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. The named Beneficiary of the original IRA policy will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

          Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (RMD) must be withdrawn each year from an Inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year.

          (f) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. Such investments are generally owned by, and are subject to, the claims of the general creditors of the sponsoring employer, except that Section 457 plans of state and local government must be held and used for the exclusive benefit of participants and beneficiaries in a trust or annuity contract.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the distributor of the policies. It is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 6%. A portion of this amount is paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC's present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

     Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that SAI:

                                                              PAGE
                                                              ----
THE POLICIES................................................    2
  Valuation of Accumulation Units...........................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
  MainStay VP Cash Management Investment Division...........    2
  MainStay VP Government, MainStay VP High Yield Corporate
     Board and MainStay VP Bond Investment Division
     Yields.................................................    3
  Average Annual Total Return...............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS.........................................    5
  Taxation of New York Life Insurance and Annuity
     Corporation............................................    5
  Tax Status of the Policies................................    5
DISTRIBUTOR OF THE POLICIES.................................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
EXPERTS.....................................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

 How to obtain an AmSouth Premium Plus Variable Annuity Statement of Additional
                                  Information.

               Call (800) 762-6212 or send this request form to:

                             NYL Annuity Service Center
                             Madison Square Station
                             P.O. Box 732
                             New York, NY 10010

--------------------------------------------------------------------------------

Please send me an AmSouth Premium Plus Variable Annuity Statement of Additional
                                  Information
                               dated May 1, 2002

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                 State                       Zip

                                   APPENDIX 1

                                   PROSPECTUS
                               DATED MAY 1, 2002

     In the State of Alabama, NYLIAC is offering an individual single premium version of the AmSouth Premium Plus Variable Annuity policies ("policies") because the flexible premium version of the policies is not available in that State. This Appendix modifies the May 1, 2002 Prospectus for the policies to describe the single premium version of the policies.

     All capitalized terms have the same meaning as those included in the Prospectus.

     The principal differences between the single premium version and the flexible premium version of the policies are as follows. Under the single premium policies:

     (1) You make only one premium payment;

     (2) There is a lower surrender charge; and

     (3) The minimum premium payment is $5,000 for both Qualified and Non-Qualified policies.

     Accordingly, for single premium policies, the Prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

     When reading this Appendix together with the Prospectus, keep in mind that only one premium payment is permitted under the single premium policies and only one Credit will be applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the Prospectus to premium payments in the plural (and any Credits thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Credits thereon) should be read to mean an allocation of the premium payment or any portion thereof (and any Credit thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy. The Credit Rate is shown on the Policy Data Page of your policy.

     In addition, replace the definition of "Credit" on page 3 with the following:

        CREDIT--An amount we will apply to your Accumulation Value at the time of your premium payment. The Credit is calculated as a percentage ("Credit Rate") of the premium payment.

     Replace all references to "Payment Year" throughout the prospectus with "Policy Year," and delete the definition of "Payment Year" on page 4.

     Replace question "6." on page 11 with the following:

          6. WHAT IS THE MINIMUM AND MAXIMUM PREMIUM PAYMENT?

        Unless we permit otherwise, the minimum premium payment is $5,000. The maximum premium payment we accept is up to $1,000,000 without prior approval. For Qualified policies, you may not make a premium payment in excess of the amount permitted by law for the plan.

II. SURRENDER CHARGE

     Under the single premium policies, the surrender charge is as follows:

                                                              SURRENDER
                        POLICY YEAR                            CHARGE
                        -----------                           ---------
1...........................................................   8%
2...........................................................   8%
3...........................................................   7%
4...........................................................   6%
5...........................................................   5%
6...........................................................   4%
7...........................................................   3%
8...........................................................   2%
9+..........................................................   0%

     Therefore, all references in the prospectus to the surrender charge, such as in the "Fee Table" on pages 5 and 6, under question "5" on page 10, under "Selecting the Variable Annuity That's Right for You" on page 20, and under "Charges and Deductions--Amount of Surrender Charge" on page 32 are modified accordingly. Please remember this Appendix lowers only the surrender charge for the single premium version of the policies. All other fees and charges described in the prospectus remain unchanged.

     Also, as a result of the lower surrender charge under the single premium policies, the first expense example in the Fee Table on page 7 is modified as follows:

        You would pay the following expenses on a hypothetical $1,000 investment in each of the Investment Divisions listed, assuming a 5% annual return on assets:

     1. If you surrender your policy at the end of the stated time period:

                                                                   1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                                   -------   -------   -------   --------
        AmSouth Enhanced Market Fund.............................  $111.69   $183.09   $246.37   $408.92
        AmSouth International Equity Fund........................  $116.45   $196.96   $269.06   $452.15
        AmSouth Large Cap Fund...................................  $111.02   $181.14   $243.15   $402.69
        AmSouth MidCap Fund......................................  $114.35   $190.88   $259.14   $433.39
        MainStay VP Bond.........................................  $ 96.48   $137.72   $170.40   $255.00
        MainStay VP Capital Appreciation.........................  $ 97.53   $140.89   $175.80   $266.39
        MainStay VP Cash Management..............................  $ 96.68   $138.30   $171.39   $257.08
        MainStay VP Convertible..................................  $ 97.91   $142.04   $177.75   $270.50
        MainStay VP Dreyfus Large Company Value..................  $100.95   $151.21   $193.27   $302.81
        MainStay VP Eagle Asset Management Growth Equity.........  $ 99.14   $145.77   $184.07   $283.74
        MainStay VP Government...................................  $ 97.24   $140.02   $174.32   $263.28
        MainStay VP Growth Equity................................  $ 96.30   $137.14   $169.42   $252.91
        MainStay VP High Yield Corporate Bond....................  $ 97.06   $139.45   $173.36   $261.23
        MainStay VP Lord Abbett Developing Growth................  $101.80   $153.77   $197.58   $311.69
        MainStay VP Total Return.................................  $ 97.15   $139.74   $173.84   $262.26
        MainStay VP Value........................................  $ 97.62   $141.17   $176.28   $267.42
        MainStay VP American Century Income & Growth.............  $ 99.90   $148.06   $187.95   $291.80
        Janus Aspen Series Balanced..............................  $ 97.82   $141.76   $177.26   $269.48
        MFS(R) Research Series...................................  $100.10   $148.64   $188.92   $293.81
        Van Kampen UIF Emerging Markets Equity...................  $111.69   $183.09   $246.37   $408.92

     Also, as a result of the lower surrender charge under the single premium policies, the Average Annual Total Returns (If Surrendered) for the 1 Year, 3 Year and 5 Year periods ended December 31, 2001 on pages 14 and 15 are modified as follows:


                                               AMSOUTH        AMSOUTH
                                              ENHANCED     INTERNATIONAL      AMSOUTH         AMSOUTH      MAINSTAY VP
          INVESTMENT DIVISIONS:              MARKET FUND    EQUITY FUND    LARGE CAP FUND   MID CAP FUND      BOND
          ---------------------              -----------   -------------   --------------   ------------   -----------
        PORTFOLIO INCEPTION DATE:            12/29/00       12/29/00        12/29/00        12/29/00       1/23/84
------------------------------------------
   INVESTMENT DIVISION INCEPTION DATE:
   -----------------------------------         1/18/01        1/18/01         1/18/01         1/18/01        7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year....................................     -20.48%         -30.69%         -16.71%         -30.68%        -0.21%
3 Year....................................         --              --              --              --          1.86%
5 Year....................................         --              --              --              --          4.66%
Since Portfolio Inception.................     -20.49%         -30.69%         -16.72%         -30.69%         7.55%
Since Investment Division Inception*......     -18.77%         -24.26%         -19.12%         -31.53%         3.02%


                                             MAINSTAY VP    MAINSTAY VP                                   MAINSTAY VP
                                               CAPITAL         CASH        MAINSTAY VP     MAINSTAY VP      GROWTH
          INVESTMENT DIVISIONS:              APPRECIATION   MANAGEMENT     CONVERTIBLE      GOVERNMENT      EQUITY
          ---------------------              ------------   -----------    -----------     -----------    -----------
        PORTFOLIO INCEPTION DATE:             1/29/93       1/29/93        10/1/96          1/29/93       1/23/84
------------------------------------------
   INVESTMENT DIVISION INCEPTION DATE:
   -----------------------------------         7/10/00        7/10/00        7/10/00         7/10/00        7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year....................................      -29.88%        -5.17%         -10.66%          -2.61%       -24.28%
3 Year....................................       -8.42%         1.05%           5.91%           1.68%        -2.37%
5 Year....................................        5.46%         2.50%           7.26%           4.50%         8.36%
Since Portfolio Inception.................       10.12%         3.06%           7.76%           4.70%        10.58%
Since Investment Division Inception*......      -29.68%        -2.41%         -17.48%           1.72%       -21.12%

                                                                                          MAINSTAY VP    MAINSTAY VP
                                             MAINSTAY VP                                    AMERICAN       DREYFUS
                                             HIGH YIELD    MAINSTAY VP                      CENTURY         LARGE
                                              CORPORATE       TOTAL       MAINSTAY VP       INCOME &       COMPANY
          INVESTMENT DIVISIONS:                 BOND         RETURN          VALUE           GROWTH         VALUE
          ---------------------                 ----       -----------    -----------     -----------    -----------
        PORTFOLIO INCEPTION DATE:             5/1/95       1/29/93         5/1/95          5/1/98         5/1/98
------------------------------------------
   INVESTMENT DIVISION INCEPTION DATE:
   -----------------------------------         7/10/00       7/10/00        7/10/00         7/10/00        7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year....................................      -4.18%       -18.44%          -8.31%         -16.44%       -12.79%
3 Year....................................      -0.14%        -3.70%           3.41%          -4.97%        -0.99%
5 Year....................................       2.74%         5.91%           5.26%             --            --
Since Portfolio Inception.................       5.94%         8.44%           9.65%          -1.68%        -0.08%
Since Investment Division Inception*......      -9.24%       -21.78%          -2.36%         -18.14%        -6.96%


                                             MAINSTAY VP                                                 VAN KAMPEN
                                             EAGLE ASSET   MAINSTAY VP                                       UIF
                                             MANAGEMENT    LORD ABBETT    JANUS ASPEN        MFS(R)       EMERGING
                                               GROWTH      DEVELOPING        SERIES         RESEARCH       MARKETS
          INVESTMENT DIVISIONS:                EQUITY        GROWTH         BALANCED         SERIES        EQUITY
          ---------------------                ------      -----------    -----------       --------     ----------
        PORTFOLIO INCEPTION DATE:             5/1/98        5/1/98        9/13/93          7/26/95       10/1/96
------------------------------------------
   INVESTMENT DIVISION INCEPTION DATE:
   -----------------------------------         7/10/00       7/10/00        7/10/00         7/10/00        7/10/00
AVERAGE ANNUAL TOTAL RETURN (IF SURRENDERED)
1 Year....................................     -23.80%       -15.37%         -12.93%         -28.08%       -14.60%
3 Year....................................       3.71%        -3.97%           1.84%          -6.01%        -0.21%
5 Year....................................         --            --           11.70%           3.64%        -5.68%
Since Portfolio Inception.................       7.90%        -5.42%          12.50%           7.75%        -5.69%
Since Investment Division Inception*......     -28.72%       -16.54%         -11.68%         -30.23%       -31.04%

---------------

* Performance is calculated as of the initial date a deposit was received in the Investment Division.

     Also, replace the third paragraph under "Charges and Deductions--Surrender Charges" on page 32 with the following:

        The maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time the premium payment or portion thereof is in your policy before it is withdrawn. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Policy Years is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Policy Year, until the eighth Policy Year, after which no charge is made.

III. MAINTENANCE OF POLICY VALUE/LAPSE

     Replace the paragraph under question "8." on page 11, and under "Distributions Under the Policy--Our Right to Cancel" on page 36 with the following:

        If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy to less than $2,000, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

     Replace the heading of question "8." on page 11 with: "8. MAY WE TERMINATE YOUR POLICY?"

IV. MINIMUM PREMIUM PAYMENT

     Replace the first sentence of the fourth paragraph under "Policy Application and Premium Payments" on page 21 with the following:

        Unless we permit otherwise, the minimum payment is $5,000 for both Qualified and Non-Qualified Policies.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2002
                                      FOR

                     AMSOUTH PREMIUM PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains information that expands upon subjects discussed in the current AmSouth Premium Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current AmSouth Premium Plus Variable Annuity Prospectus dated May 1, 2002. You may obtain a copy of the Prospectus by calling NYL Annuity Service Center at (800) 762-6212 or writing to NYL Annuity Service Center, Madison Square Station, P.O. Box 732, New York, New York 10010. Terms used but not defined in this SAI have the same meaning as in the current AmSouth Premium Plus Variable Annuity Prospectus.

     In the State of Alabama, NYLIAC is offering an individual single premium version of the AmSouth Premium Plus Variable Annuity policies. Appendix 1 to this SAI modifies this SAI to describe the single premium version of the policies.

                               TABLE OF CONTENTS*

                                                              PAGE
                                                              ----
THE POLICIES (20)...........................................    2
     Valuation of Accumulation Units (27)...................    2
INVESTMENT PERFORMANCE CALCULATIONS.........................    2
     MainStay VP Cash Management Investment Division........    2
     MainStay VP Government, MainStay VP High Yield
       Corporate Bond and MainStay VP Bond Investment
       Division Yields......................................    3
     Average Annual Total Return............................    3
ANNUITY PAYMENTS............................................    4
GENERAL MATTERS.............................................    4
FEDERAL TAX MATTERS (41)....................................    5
     Taxation of New York Life Insurance and Annuity
       Corporation..........................................    5
     Tax Status of the Policies.............................    5
DISTRIBUTOR OF THE POLICIES (44)............................    6
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS......................    6
STATE REGULATION............................................    6
RECORDS AND REPORTS.........................................    6
LEGAL PROCEEDINGS...........................................    6
EXPERTS.....................................................    7
OTHER INFORMATION...........................................    7
FINANCIAL STATEMENTS........................................  F-1

------------
* (Numbers in parentheses refer to page numbers of corresponding sections of the current AmSouth Premium Plus Variable Annuity Prospectus.)

                                  THE POLICIES

     The following provides additional information about the policies and supplements the description in the Prospectus.

     VALUATION OF ACCUMULATION UNITS

     Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the "Net Investment Factor" for that Investment Division for the current Business Day.

     We determine the Net Investment Factor for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the "Valuation Period") by the following formula:

                                   (a/b) - c

Where: a = the result of:

          (1) the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

          (2) the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the "ex-dividend" date occurs during the current Valuation Period;

         b = the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

         c = a factor representing the charges deducted from the applicable
             Investment Division on a daily basis. Such factor is equal, on an annual basis, to 1.60% of the daily net asset value of the Separate Account. (See "Other Charges" at page 33 of the Prospectus.)

     The Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

                      INVESTMENT PERFORMANCE CALCULATIONS

     MAINSTAY VP CASH MANAGEMENT INVESTMENT DIVISION

     NYLIAC calculates the MainStay VP Cash Management Investment Division's current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the MainStay VP Cash Management Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the MainStay VP Cash Management Investment Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for the administration fee and the mortality and expense risk charge, and income and expenses accrued during the period. Because of these deductions, the yield for the MainStay VP Cash Management Division will be lower than the yield for the MainStay VP Cash Management Portfolio.

     NYLIAC also calculates the effective yield of the MainStay VP Cash Management Investment Division for the same seven-day period on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     The yield on amounts held in the MainStay VP Cash Management Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Cash Management Investment Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the MainStay VP Cash Management Portfolio, the types and quality of portfolio securities held by the MainStay VP Cash Management Portfolio, and its operating expenses.

    MAINSTAY VP GOVERNMENT, MAINSTAY VP HIGH YIELD CORPORATE BOND AND MAINSTAY VP BOND INVESTMENT DIVISION YIELDS

     The current annualized yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Investment Divisions refers to the income generated by these Investment Divisions over a specified 30-day period. Because the yield is annualized, the yield generated by an Investment Division during the 30-day period is assumed to be generated each 30-day period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b+1)(6)-1]
                                       ---
                                       cd

Where: a = net investment income earned during the period by the Portfolio attributable to shares owned by the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Division.

         b = expenses accrued for the period (net of reimbursements).

         c = the average daily number of accumulation units outstanding during the period.

         d = the maximum offering price per accumulation unit on the last day of the period.

     Accrued expenses will include all recurring fees that are charged to all policy owner accounts. The yield calculations do not reflect the effect of any surrender charges that may be applicable to a particular policy. Surrender charges range from 8% to 0% of the premium payments withdrawn depending on the elapsed time since the relevant premium payment was made.

     Because of the charges and deductions imposed by the Separate Account the yield for the Investment Divisions will be lower than the yield for the corresponding Portfolio of the Fund. The yield on amounts held in the Investment Divisions normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Division's actual yield will be affected by the types and quality of portfolio securities held by the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Portfolios of the Fund and their operating expenses.

     AVERAGE ANNUAL TOTAL RETURN. Average annual total return quotations for the Investment Divisions are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)(n) = ERV

Where: P = a hypothetical initial payment of $1,000.

         T = average annual total return.

         n = number of years.

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten-year period or the inception date, at the end of the one, five or ten-year period (or fractional portion thereof).

     All total return figures are prepared under methods the SEC requires when advertising performance information. For periods beginning on or after the dates when the Investment Divisions started operations, the average annual total return (if surrendered) figures may be referred to as "standardized" performance. For periods before the dates when the Investment Divisions started operations, the figures are considered "non-standardized". The average annual total return (no surrender) figures are all considered "non-standardized".

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Moody's, Standard and Poor's and Fitch. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                                ANNUITY PAYMENTS

     We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant's survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

     On the Annuity Commencement Date, we will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of the each monthly annuity payment.

                                GENERAL MATTERS

     NON-PARTICIPATING. The policies are non-participating. Dividends are not paid.

     MISSTATEMENT OF AGE OR SEX. If the Annuitant's stated age and/or sex in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and sex. Sex is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See "Income Payments--Election of Income Payment Options" at page 38 of the Prospectus.) If we made payments based on incorrect age or sex, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.5% per year, from the date of the wrong payment to the date the adjustment is made.

     ASSIGNMENTS. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Annuitant's lifetime. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See "Federal Tax Matters--Taxation of Annuities in General" at page 42 of the Prospectus.)

     MODIFICATION. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Internal Revenue Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

     INCONTESTABILITY. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

                              FEDERAL TAX MATTERS

     TAXATION OF NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the policy.

     TAX STATUS OF THE POLICIES

     Section 817(h) of the Code requires that the investments of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

     To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

     Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policy owners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policy owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

     The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policy owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policy owner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policy owner's death; and (b) if any policy owner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policy owner's date of death. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policy owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policy owner's surviving spouse, the Policy may be continued with the surviving spouse as the new policy owner. If the policy owner is not a natural person, these "death of Owner" rules apply when the primary Annuitant is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

     Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient's election if the recipient fails to supply NYLIAC with a "TIN" or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors") is the distributor of the policies. NYLIFE Distributors is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life. The maximum commission paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is not expected to exceed 6%. A portion of this amount is paid as commissions to registered representatives.

     For the year ending December 31, 2001, NYLIAC paid commissions of $1,472,643, none of which was retained by NLIFE Distributors.

     The policies are sold and premium payments are accepted on a continuous basis.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     NYLIAC holds title to assets of the Separate Account. The assets are kept physically segregated and held separate and apart from NYLIAC's general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

                                STATE REGULATION

     NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

     In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

                              RECORDS AND REPORTS

     NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                                    EXPERTS

     The balance sheet of NYLIAC as of December 31, 2001 and 2000 and the statements of income, of stockholder's equity and of cash flows for the three years in the period ended December 31, 2001 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2001 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                               OTHER INFORMATION

     NYLIAC filed a registration statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in the Prospectus and this Statement of Additional Information. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this Statement of Additional Information. We intend the statements contained in the Prospectus and this Statement of Additional Information concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission's website at www.sec.gov.

                                   APPENDIX 1

                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2002

     In the State of Alabama, NYLIAC is offering an individual single premium version of the AmSouth Premium Plus Variable Annuity policies ("policies") because the flexible premium version of the policies is not available in that state. This Appendix modifies the May 1, 2002 Statement of Additional Information ("SAI") for the Policies to describe the single premium version of the policies.

     When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Credit will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

     Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Credits thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                              FINANCIAL STATEMENTS

Series I Policies:         LifeStages(R) Variable Annuity
                           LifeStages(R) Flexible Premium Variable
                           Annuity
                           MainStay Plus Variable Annuity

Series II Policies:        LifeStages(R) Access Variable Annuity
                           MainStay Access Variable Annuity

Series III Policies:       LifeStages(R) Premium Plus Variable Annuity
                           MainStay Premium Plus Variable Annuity
                           AmSouth Premium Plus Variable Annuity

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2001


                                                               MAINSTAY VP      MAINSTAY VP
                                                                 CAPITAL            CASH         MAINSTAY VP
                                                               APPRECIATION      MANAGEMENT      CONVERTIBLE
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $568,441,308     $309,049,808     $155,818,927

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................      2,163,680        1,144,303          569,011
                                                               ------------     ------------     ------------
      Total net assets......................................   $566,277,628     $307,905,505     $155,249,916
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $553,783,261     $260,067,316     $144,131,486
    Series II Policies......................................      1,333,308       16,214,187        1,733,429
    Series III Policies.....................................     11,161,059       31,624,002        9,385,001
                                                               ------------     ------------     ------------
      Total net assets......................................   $566,277,628     $307,905,505     $155,249,916
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      19.03     $       1.27     $      15.36
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       7.17     $       1.05     $       8.71
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       6.55     $       1.04     $       8.34
                                                               ============     ============     ============
Identified Cost of Investment...............................   $751,137,941     $309,048,956     $181,292,668
                                                               ============     ============     ============


                                                               MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                                 INDEXED         SMALL CAP          EQUITY
                                                                  EQUITY           GROWTH           INCOME
                                                              ------------------------------------------------
ASSETS:
  Investment at net asset value.............................   $668,537,395     $ 13,287,615     $ 19,076,216

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................      2,522,102           36,005           57,224
                                                               ------------     ------------     ------------
      Total net assets......................................   $666,015,293     $ 13,251,610     $ 19,018,992
                                                               ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................   $647,390,700     $  7,456,329     $ 12,587,672
    Series II Policies......................................      1,825,748          268,450          108,550
    Series III Policies.....................................     16,798,845          785,981        1,408,534
  Net assets retained in Separate Account by
    New York Life Insurance and Annuity Corporation.........             --        4,740,850        4,914,236
                                                               ------------     ------------     ------------
      Total net assets......................................   $666,015,293     $ 13,251,610     $ 19,018,992
                                                               ============     ============     ============
    Series I variable accumulation unit value...............   $      21.39     $       9.48     $       9.83
                                                               ============     ============     ============
    Series II variable accumulation unit value..............   $       8.14     $       9.76     $       9.78
                                                               ============     ============     ============
    Series III variable accumulation unit value.............   $       7.92     $       9.47     $       9.96
                                                               ============     ============     ============
Identified Cost of Investment...............................   $749,085,680     $ 13,001,201     $ 18,629,696
                                                               ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $126,291,942     $444,138,585     $ 21,276,365     $305,843,252     $226,432,009     $168,567,750     $378,199,072

          439,172        1,588,470           81,309        1,138,869          817,350          563,738        1,410,783
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $125,852,770     $442,550,115     $ 21,195,056     $304,704,383     $225,614,659     $168,004,012     $376,788,289
     ============     ============     ============     ============     ============     ============     ============
     $115,641,033     $426,004,364     $ 19,878,277     $296,703,933     $213,976,894     $158,984,492     $359,198,126
        1,420,016        1,427,891          254,207        2,443,711          801,837        1,100,018        1,763,098
        8,791,721       15,117,860        1,062,572        5,556,739       10,835,928        7,919,502       15,827,065
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $125,852,770     $442,550,115     $ 21,195,056     $304,704,383     $225,614,659     $168,004,012     $376,788,289
     ============     ============     ============     ============     ============     ============     ============
     $      13.94     $      15.09     $      12.94     $      17.52     $      18.64     $      14.02     $      21.84
     ============     ============     ============     ============     ============     ============     ============
     $      11.13     $       9.60     $       7.92     $       8.09     $      10.92     $      11.43     $       7.65
     ============     ============     ============     ============     ============     ============     ============
     $      11.01     $       9.44     $       7.95     $       7.75     $      10.44     $      11.21     $       7.70
     ============     ============     ============     ============     ============     ============     ============
     $127,009,415     $580,351,867     $ 24,565,999     $340,184,962     $234,324,585     $171,448,301     $464,913,696
     ============     ============     ============     ============     ============     ============     ============

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP      MAINSTAY VP        CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP          MID CAP           INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        GROWTH            CORE           & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    -----------------------------------------------------------------------------------------------------------------
     $  8,219,009     $  7,123,684     $ 57,604,706     $ 49,427,020     $142,866,247     $ 26,723,531     $ 72,412,983

           25,120           23,752          216,136          179,924          562,959          103,032          292,517
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $  8,193,889     $  7,099,932     $ 57,388,570     $ 49,247,096     $142,303,288     $ 26,620,499     $ 72,120,466
     ============     ============     ============     ============     ============     ============     ============
     $  3,227,099     $  2,184,461     $ 45,929,994     $ 34,068,783     $132,751,453     $ 16,990,378     $ 66,444,764
           55,449               --           70,876          335,503          536,818           52,472          513,754
          365,009          240,981        1,388,326        4,231,302        9,015,017          905,810        5,161,948
        4,546,332        4,674,490        9,999,374       10,611,508               --        8,671,839               --
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $  8,193,889     $  7,099,932     $ 57,388,570     $ 49,247,096     $142,303,288     $ 26,620,499     $ 72,120,466
     ============     ============     ============     ============     ============     ============     ============
     $       9.09     $       9.35     $      10.00     $      10.61     $      13.92     $       8.67     $       8.45
     ============     ============     ============     ============     ============     ============     ============
     $      11.65     $      10.00     $       8.29     $       9.86     $       7.81     $       8.33     $       5.94
     ============     ============     ============     ============     ============     ============     ============
     $       9.30     $       9.74     $       8.15     $       9.74     $       6.68     $       8.38     $       5.51
     ============     ============     ============     ============     ============     ============     ============
     $  8,500,945     $  7,362,126     $ 62,669,420     $ 49,484,535     $204,660,718     $ 32,575,305     $ 79,258,902
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2001

                                                                                     FIDELITY              FIDELITY
                                                                 CALVERT                VIP                   VIP
                                                                 SOCIAL            CONTRAFUND(R)         EQUITY-INCOME
                                                                BALANCED          (INITIAL CLASS)       (INITIAL CLASS)
                                                              ---------------------------------------------------------
ASSETS:
  Investment at net asset value.............................  $ 29,543,812          $290,435,494          $188,917,261

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................       108,130             1,077,548               690,622
                                                              ------------          ------------          ------------
      Total net assets......................................  $ 29,435,682          $289,357,946          $188,226,639
                                                              ============          ============          ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................  $ 27,380,164          $279,421,673          $175,540,670
    Series II Policies......................................        98,122               882,593               529,025
    Series III Policies.....................................     1,957,396             9,053,680            12,156,944
                                                              ------------          ------------          ------------
      Total net assets......................................  $ 29,435,682          $289,357,946          $188,226,639
                                                              ============          ============          ============
    Series I variable accumulation unit value...............  $      16.41          $      16.28          $      15.26
                                                              ============          ============          ============
    Series II variable accumulation unit value..............  $       8.57          $       8.58          $       9.97
                                                              ============          ============          ============
    Series III variable accumulation unit value.............  $       8.34          $       8.26          $       9.83
                                                              ============          ============          ============
Identified Cost of Investment...............................  $ 35,156,715          $343,592,143          $199,790,744
                                                              ============          ============          ============

                                                                                     VAN ECK
                                                              T. ROWE PRICE         WORLDWIDE            AMSOUTH
                                                                 EQUITY               HARD              ENHANCED
                                                                 INCOME              ASSETS              MARKET
                                                              -----------------------------------------------------
ASSETS:
  Investment at net asset value.............................  $ 96,425,702        $  3,791,173        $  1,115,699

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for mortality and expense risk and
    administrative charges..................................       335,523              14,000               3,735
                                                              ------------        ------------        ------------
      Total net assets......................................  $ 96,090,179        $  3,777,173        $  1,111,964
                                                              ============        ============        ============
TOTAL NET ASSETS REPRESENTED BY:
  Net assets of Policyowners:
    Series I Policies.......................................  $ 85,476,117        $  3,510,464        $         --
    Series II Policies......................................       901,720              28,768                  --
    Series III Policies.....................................     9,712,342             237,941           1,111,964
                                                              ------------        ------------        ------------
      Total net assets......................................  $ 96,090,179        $  3,777,173        $  1,111,964
                                                              ============        ============        ============
    Series I variable accumulation unit value...............  $      11.55        $       9.28        $         --
                                                              ============        ============        ============
    Series II variable accumulation unit value..............  $      11.07        $       9.24        $         --
                                                              ============        ============        ============
    Series III variable accumulation unit value.............  $      10.85        $       9.37        $       8.75
                                                              ============        ============        ============
Identified Cost of Investment...............................  $ 96,827,518        $  4,056,202        $  1,119,319
                                                              ============        ============        ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                    MORGAN STANLEY
                         JANUS ASPEN           MFS(R)                                                    UIF
      JANUS ASPEN           SERIES           INVESTORS                                                 EMERGING
         SERIES           WORLDWIDE            TRUST              MFS(R)             MFS(R)            MARKETS
        BALANCED            GROWTH             SERIES        RESEARCH SERIES    UTILITIES SERIES        EQUITY
    ---------------------------------------------------------------------------------------------------------------
      $638,222,829       $399,277,470       $ 34,467,065       $ 52,742,866       $    394,182       $ 31,558,061

         2,347,182          1,519,278            126,361            201,828                785            120,357
      ------------       ------------       ------------       ------------       ------------       ------------
      $635,875,647       $397,758,192       $ 34,340,704       $ 52,541,038       $    393,397       $ 31,437,704
      ============       ============       ============       ============       ============       ============
      $607,298,847       $385,522,931       $ 29,963,318       $ 46,895,784       $    134,772       $ 25,015,549
         2,538,163          1,111,235            231,093            376,307                375          5,827,730
        26,038,637         11,124,026          4,146,293          5,268,947            258,250            594,425
      ------------       ------------       ------------       ------------       ------------       ------------
      $635,875,647       $397,758,192       $ 34,340,704       $ 52,541,038       $    393,397       $ 31,437,704
      ============       ============       ============       ============       ============       ============
      $      18.48       $      16.36       $       9.07       $       9.66       $       8.83       $       7.89
      ============       ============       ============       ============       ============       ============
      $       9.61       $       7.00       $       8.07       $       6.87       $      10.43       $       5.72
      ============       ============       ============       ============       ============       ============
      $       9.06       $       6.43       $       7.94       $       6.58       $       8.35       $       6.64
      ============       ============       ============       ============       ============       ============
      $701,632,974       $552,509,514       $ 39,733,959       $ 74,608,865       $    401,797       $ 48,894,782
      ============       ============       ============       ============       ============       ============

                                                                DREYFUS IP      NEUBERGER BERMAN
        AMSOUTH                                                 TECHNOLOGY            AMT
     INTERNATIONAL         AMSOUTH            AMSOUTH             GROWTH            MID-CAP
         EQUITY           LARGE CAP           MID CAP        (INITIAL SHARES)        GROWTH
------------------------------------------------------------------------------------------------
      $    116,199       $  1,889,991       $    517,121       $  3,815,300       $    649,252

               457              6,733              1,946              8,663              1,351
      ------------       ------------       ------------       ------------       ------------
      $    115,742       $  1,883,258       $    515,175       $  3,806,637       $    647,901
      ============       ============       ============       ============       ============
      $         --       $         --       $         --       $  3,197,055       $    463,772
                --                 --                 --             22,969                538
           115,742          1,883,258            515,175            586,613            183,591
      ------------       ------------       ------------       ------------       ------------
      $    115,742       $  1,883,258       $    515,175       $  3,806,637       $    647,901
      ============       ============       ============       ============       ============
      $         --       $         --       $         --       $       9.84       $       9.64
      ============       ============       ============       ============       ============
      $         --       $         --       $         --       $      12.03       $       9.98
      ============       ============       ============       ============       ============
      $       8.16       $       8.72       $       7.38       $      10.03       $      10.05
      ============       ============       ============       ============       ============
      $    125,912       $  1,858,924       $    548,586       $  3,563,879       $    618,775
      ============       ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2001


                                                                MAINSTAY VP       MAINSTAY VP
                                                                  CAPITAL            CASH           MAINSTAY VP
                                                              APPRECIATION(A)    MANAGEMENT(A)    CONVERTIBLE(A)
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $     553,870     $   8,771,105     $   5,564,428
  Mortality and expense risk and administrative charges.....      (8,613,948)       (3,517,406)       (1,995,839)
                                                               -------------     -------------     -------------
      Net investment income (loss)..........................      (8,060,078)        5,253,699         3,568,589
                                                               -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     111,790,566       841,256,489        12,323,226
  Cost of investments sold..................................     (92,093,203)     (841,256,524)      (13,452,823)
                                                               -------------     -------------     -------------
      Net realized gain (loss) on investments...............      19,697,363               (35)       (1,129,597)
  Realized gain distribution received.......................              --               825                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (199,254,900)            1,111        (8,063,968)
                                                               -------------     -------------     -------------
      Net gain (loss) on investments........................    (179,557,537)            1,901        (9,193,565)
                                                               -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $(187,617,615)    $   5,255,600     $  (5,624,976)
                                                               =============     =============     =============


                                                                MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                                                  INDEXED          SMALL CAP          EQUITY
                                                                  EQUITY           GROWTH(B)         INCOME(B)
                                                              ---------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................   $   6,969,673     $          --     $      93,864
  Mortality and expense risk and administrative charges.....      (9,673,891)          (49,757)          (79,835)
                                                               -------------     -------------     -------------
      Net investment income (loss)..........................      (2,704,218)          (49,757)           14,029
                                                               -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................      61,506,091           594,064           828,448
  Cost of investments sold..................................     (46,724,252)         (626,749)         (841,488)
                                                               -------------     -------------     -------------
      Net realized gain (loss) on investments...............      14,781,839           (32,685)          (13,040)
  Realized gain distribution received.......................       6,998,998                --                --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (124,392,572)          286,415           446,521
                                                               -------------     -------------     -------------
      Net gain (loss) on investments........................    (102,611,735)          253,730           433,481
                                                               -------------     -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................   $(105,315,953)    $     203,973     $     447,510
                                                               =============     =============     =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                        MAINSTAY VP       MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP        HIGH YIELD       INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
    GOVERNMENT(A)    CORPORATE BOND(A)       EQUITY         RETURN(A)         VALUE(A)         BOND(A)         EQUITY(A)
    -----------------------------------------------------------------------------------------------------------------------
    $   5,021,103      $  51,189,724     $     295,592    $   7,844,806    $   3,151,853    $   7,652,777    $   2,644,792
       (1,272,860)        (5,829,686)         (308,250)      (4,388,312)      (2,767,990)      (1,650,068)      (5,349,745)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
        3,748,243         45,360,038           (12,658)       3,456,494          383,863        6,002,709       (2,704,953)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
       11,859,467         30,658,430        60,291,719       25,517,524        8,333,213        6,664,195       43,414,484
      (12,069,683)       (40,584,091)      (62,715,428)     (22,217,915)      (7,971,430)      (6,754,437)     (43,515,129)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
         (210,216)        (9,925,661)       (2,423,709)       3,299,609          361,783          (90,242)        (100,645)
               --                 --            64,702          458,366        9,774,140               --               --
          117,370        (22,979,947)       (1,034,458)     (49,626,251)     (12,824,685)       1,937,501      (78,152,350)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
          (92,846)       (32,905,608)       (3,393,465)     (45,868,276)      (2,688,762)       1,847,259      (78,252,995)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
    $   3,655,397      $  12,454,430     $  (3,406,123)   $ (42,411,782)   $  (2,304,899)   $   7,849,968    $ (80,957,948)
    =============      =============     =============    =============    =============    =============    =============

                                          MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                            AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP        MAINSTAY VP         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP            MID CAP            INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
      GROWTH(B)           CORE(B)         & GROWTH(A)        VALUE(A)        EQUITY(A)        GROWTH(A)      CAPITALIZATION
    -----------------------------------------------------------------------------------------------------------------------
    $          --      $      11,403     $     468,043    $     339,049    $          --    $          --    $      38,389
          (39,774)           (39,483)         (806,248)        (595,768)      (2,034,650)        (355,152)      (1,099,874)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
          (39,774)           (28,080)         (338,205)        (256,719)      (2,034,650)        (355,152)      (1,061,485)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
           42,186            101,804         5,983,837        2,515,102       21,612,407        4,729,741      319,839,573
          (49,585)          (113,192)       (5,959,118)      (2,441,346)     (26,582,873)      (4,605,734)    (359,223,826)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
           (7,399)           (11,388)           24,719           73,756       (4,970,466)         124,007      (39,384,253)
               --                 --                --        1,084,369               --               --               --
         (281,933)          (238,442)       (5,773,609)      (3,193,323)     (24,045,004)      (2,352,165)      10,366,014
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
         (289,332)          (249,830)       (5,748,890)      (2,035,198)     (29,015,470)      (2,228,158)     (29,018,239)
    -------------      -------------     -------------    -------------    -------------    -------------    -------------
    $    (329,106)     $    (277,910)    $  (6,087,095)   $  (2,291,917)   $ (31,050,120)   $  (2,583,310)   $ (30,079,724)
    =============      =============     =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2001

                                                                                                   FIDELITY
                                                                                 FIDELITY             VIP
                                                                 CALVERT            VIP             EQUITY-
                                                                 SOCIAL        CONTRAFUND(R)        INCOME
                                                                BALANCED      (INITIAL CLASS)   (INITIAL CLASS)
                                                              -------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  1,113,980     $   2,325,451     $   2,713,083
  Mortality and expense risk and administrative charges.....      (391,987)       (4,095,496)       (2,422,805)
                                                              -------------    -------------     -------------
      Net investment income (loss)..........................       721,993        (1,770,045)          290,278
                                                              -------------    -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     2,365,692        22,830,991        13,038,458
  Cost of investments sold..................................    (2,593,222)      (22,074,351)      (14,030,404)
                                                              -------------    -------------     -------------
      Net realized gain (loss) on investments...............      (227,530)          756,640          (991,946)
  Realized gain distribution received.......................       542,740         8,207,473         7,622,468
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (3,432,236)      (52,015,544)      (18,435,392)
                                                              -------------    -------------     -------------
      Net gain (loss) on investments........................    (3,117,026)      (43,051,431)      (11,804,870)
                                                              -------------    -------------     -------------
        Net increase (decrease) in net assets resulting from
          operations........................................  $ (2,395,033)    $ (44,821,476)    $ (11,514,592)
                                                              =============    =============     =============

                                                                                 VAN ECK
                                                              T. ROWE PRICE     WORLDWIDE        AMSOUTH
                                                                 EQUITY           HARD          ENHANCED
                                                                 INCOME          ASSETS         MARKET(A)
                                                              ---------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................  $  1,057,167    $     56,456    $         598
  Mortality and expense risk and administrative charges.....      (950,532)        (54,425)          (6,579)
                                                              -------------   -------------   -------------
      Net investment income (loss)..........................       106,635           2,031           (5,981)
                                                              -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................     3,879,370       4,176,213            9,936
  Cost of investments sold..................................    (4,031,253)     (4,103,009)         (11,194)
                                                              -------------   -------------   -------------
      Net realized gain (loss) on investments...............      (151,883)         73,204           (1,258)
  Realized gain distribution received.......................     1,394,154              71               --
  Change in unrealized appreciation (depreciation) on
    investments.............................................    (1,334,107)       (588,213)          (3,620)
                                                              -------------   -------------   -------------
      Net gain (loss) on investments........................       (91,836)       (514,938)          (4,878)
                                                              -------------   -------------   -------------
        Net increase (decrease) in net assets resulting
          from operations...................................  $     14,799    $   (512,907)   $     (10,859)
                                                              =============   =============   =============

Not all investment divisions are available under all policies.
(a) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(b) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                                                    MORGAN STANLEY
                         JANUS ASPEN           MFS(R)                                                    UIF
      JANUS ASPEN           SERIES           INVESTORS            MFS(R)             MFS(R)            EMERGING
         SERIES           WORLDWIDE            TRUST             RESEARCH          UTILITIES           MARKETS
      BALANCED(A)           GROWTH             SERIES           SERIES(A)          SERIES(B)          EQUITY(A)
    ---------------------------------------------------------------------------------------------------------------
     $  16,653,583      $   2,114,821      $     146,588      $       6,944      $          --      $          --
        (8,638,361)        (6,095,251)          (439,367)          (750,781)              (958)          (419,886)
     -------------      -------------      -------------      -------------      -------------      -------------
         8,015,222         (3,980,430)          (292,779)          (743,837)              (958)          (419,886)
     -------------      -------------      -------------      -------------      -------------      -------------
        31,654,402         50,404,034          3,237,578          9,952,290              4,209        316,847,031
       (24,639,898)       (46,466,956)        (3,550,180)       (12,530,865)            (4,801)      (316,347,013)
     -------------      -------------      -------------      -------------      -------------      -------------
         7,014,504          3,937,078           (312,602)        (2,578,575)              (592)           500,018
                --                 --            752,387          6,671,889                 --                 --
       (53,765,457)      (125,576,221)        (6,014,855)       (17,689,841)            (7,614)           129,236
     -------------      -------------      -------------      -------------      -------------      -------------
       (46,750,953)      (121,639,143)        (5,575,070)       (13,596,527)            (8,206)           629,254
     -------------      -------------      -------------      -------------      -------------      -------------
     $ (38,735,731)     $(125,619,573)     $  (5,867,849)     $ (14,340,364)     $      (9,164)     $     209,368
     =============      =============      =============      =============      =============      =============

                                                                 DREYFUS IP
        AMSOUTH                                                  TECHNOLOGY        NEUBERGER BERMAN
     INTERNATIONAL         AMSOUTH            AMSOUTH              GROWTH            AMT MID-CAP
       EQUITY(A)         LARGE CAP(A)        MID CAP(A)      (INITIAL SHARES)(B)      GROWTH(B)
    -----------------------------------------------------------------------------------------------
     $          --      $          --      $          --        $          --       $          --
              (925)           (11,188)            (3,736)              (9,124)             (1,406)
     -------------      -------------      -------------        -------------       -------------
              (925)           (11,188)            (3,736)              (9,124)             (1,406)
     -------------      -------------      -------------        -------------       -------------
               675             46,334                818              197,523              17,598
              (802)           (49,123)            (1,048)            (210,573)            (18,921)
     -------------      -------------      -------------        -------------       -------------
              (127)            (2,789)              (230)             (13,050)             (1,323)
                --                 --                 --                   --                  --
            (9,713)            31,067            (31,465)             251,418              30,477
     -------------      -------------      -------------        -------------       -------------
            (9,840)            28,278            (31,695)             238,368              29,154
     -------------      -------------      -------------        -------------       -------------
     $     (10,765)     $      17,090      $     (35,431)       $     229,244       $      27,748
     =============      =============      =============        =============       =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2001
and December 31, 2000


                                                                MAINSTAY VP                     MAINSTAY VP
                                                           CAPITAL APPRECIATION               CASH MANAGEMENT
                                                       -----------------------------   -----------------------------
                                                          2001(B)         2000(A)         2001(B)         2000(A)
                                                       -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $  (8,060,078)  $ (10,602,340)  $   5,253,699   $   8,420,513
    Net realized gain (loss) on investments..........     19,697,363      25,100,430             (35)          1,001
    Realized gain distribution received..............             --      50,255,513             825              --
    Change in unrealized appreciation (depreciation)
      on investments.................................   (199,254,900)   (165,613,796)          1,111            (249)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................   (187,617,615)   (100,860,193)      5,255,600       8,421,265
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     48,764,262     111,319,611     115,572,144     733,667,989
    Policyowners' surrenders.........................    (37,140,495)    (34,544,718)    (33,746,398)    (20,222,444)
    Policyowners' annuity and death benefits.........     (4,477,315)     (4,586,371)     (2,777,629)     (2,226,423)
    Net transfers from (to) Fixed Account............     31,280,588      18,702,189      25,775,174      (3,940,505)
    Transfers between Investment Divisions...........    (36,654,158)    104,018,850      26,391,518    (838,452,951)
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --              --              --
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............      1,772,882     194,909,561     131,214,809    (131,174,334)
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        247,350         496,733         (22,924)        (31,510)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............   (185,597,383)     94,546,101     136,447,485    (122,784,579)
NET ASSETS:
    Beginning of year................................    751,875,011     657,328,910     171,458,020     294,242,599
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 566,277,628   $ 751,875,011   $ 307,905,505   $ 171,458,020
                                                       =============   =============   =============   =============


                                                                MainStay VP                     MainStay VP
                                                           International Equity                Total Return
                                                       -----------------------------   -----------------------------
                                                           2001           2000(a)         2001(b)         2000(a)
                                                       -------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $     (12,658)  $    (159,518)  $   3,456,494   $   2,573,198
    Net realized gain (loss) on investments..........     (2,423,709)      1,432,834       3,299,609       2,236,321
    Realized gain distribution received..............         64,702       1,319,785         458,366      27,774,424
    Change in unrealized appreciation (depreciation)
      on investments.................................     (1,034,458)     (7,570,836)    (49,626,251)    (53,020,104)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (3,406,123)     (4,977,735)    (42,411,782)    (20,436,161)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,637,861       2,723,634      24,120,215      39,597,773
    Policyowners' surrenders.........................       (952,640)     (1,153,047)    (19,179,525)    (16,123,878)
    Policyowners' annuity and death benefits.........       (207,511)       (176,519)     (2,789,716)     (2,585,778)
    Net transfers from (to) Fixed Account............      2,023,975       1,119,482      15,226,924       6,784,878
    Transfers between Investment Divisions...........     (1,923,946)      3,737,007     (12,181,398)     28,553,657
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............        577,739       6,250,557       5,196,500      56,226,652
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............          6,175          15,804          33,777         117,458
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (2,822,209)      1,288,626     (37,181,505)     35,907,949
NET ASSETS:
    Beginning of year................................     24,017,265      22,728,639     341,885,888     305,977,939
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  21,195,056   $  24,017,265   $ 304,704,383   $ 341,885,888
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series II and III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III


                                                                             MAINSTAY VP
             MAINSTAY VP                     MAINSTAY VP                     HIGH YIELD
             CONVERTIBLE                     GOVERNMENT                    CORPORATE BOND
    -----------------------------   -----------------------------   -----------------------------
       2001(b)         2000(a)         2001(b)         2000(a)         2001(b)         2000(a)
    ---------------------------------------------------------------------------------------------
    $   3,568,589   $   3,097,598   $   3,748,243   $   2,811,167   $  45,360,038   $  45,067,565
       (1,129,597)      1,171,629        (210,216)     (1,358,534)     (9,925,661)     (2,805,144)
               --       8,506,734              --              --              --          18,304
       (8,063,968)    (24,166,144)        117,370       3,457,642     (22,979,947)    (71,659,164)
    -------------   -------------   -------------   -------------   -------------   -------------
       (5,624,976)    (11,390,183)      3,655,397       4,910,275      12,454,430     (29,378,439)
    -------------   -------------   -------------   -------------   -------------   -------------
       20,568,184      35,826,218      18,215,477       7,725,487      41,236,119      34,654,297
       (8,730,708)     (3,786,921)     (6,903,821)     (3,508,145)    (28,224,414)    (23,653,886)
       (1,256,654)     (1,014,467)       (587,901)       (368,014)     (5,487,895)     (4,519,386)
       29,547,519      10,625,948      14,823,488       2,374,856      23,393,433       4,296,836
         (953,011)     42,067,416      36,559,984     (11,015,259)     23,150,243      (6,403,431)
       (5,677,182)    (10,000,000)             --              --              --              --
    -------------   -------------   -------------   -------------   -------------   -------------
       33,498,148      73,718,194      62,107,227      (4,791,075)     54,067,486       4,374,430
    -------------   -------------   -------------   -------------   -------------   -------------
          (19,381)         33,834         (13,411)        (16,752)        (25,869)         65,335
    -------------   -------------   -------------   -------------   -------------   -------------
       27,853,791      62,361,845      65,749,213         102,448      66,496,047     (24,938,674)
      127,396,125      65,034,280      60,103,557      60,001,109     376,054,068     400,992,742
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 155,249,916   $ 127,396,125   $ 125,852,770   $  60,103,557   $ 442,550,115   $ 376,054,068
    =============   =============   =============   =============   =============   =============


             MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
                VALUE                           BOND                        GROWTH EQUITY
    -----------------------------   -----------------------------   -----------------------------
       2001(b)         2000(a)         2001(b)         2000(a)         2001(b)         2000(a)
    ---------------------------------------------------------------------------------------------
    $     383,863   $      15,346   $   6,002,709   $   4,338,546   $  (2,704,953)  $  (2,996,696)
          361,783       1,972,003         (90,242)       (628,925)       (100,645)      3,535,546
        9,774,140       5,072,294              --              --              --      38,589,711
      (12,824,685)      8,725,818       1,937,501       2,831,475     (78,152,350)    (59,601,372)
    -------------   -------------   -------------   -------------   -------------   -------------
       (2,304,899)     15,785,461       7,849,968       6,541,096     (80,957,948)    (20,472,811)
    -------------   -------------   -------------   -------------   -------------   -------------
       27,030,064      10,319,353      19,177,542       5,472,326      36,935,798      64,316,841
      (10,834,343)     (9,385,090)     (7,267,424)     (4,394,982)    (21,064,604)    (16,395,828)
       (1,759,852)     (1,272,666)     (1,445,576)       (784,749)     (2,809,354)     (1,798,646)
       21,738,403       1,380,397      15,892,116       2,564,107      35,868,212      14,515,024
       22,755,024     (13,186,883)     47,742,242      (5,852,549)    (13,899,021)     65,007,661
    -------------   -------------   -------------   -------------   -------------   -------------
       58,929,296     (12,144,889)     74,098,900      (2,995,847)     35,031,031     125,645,052
    -------------   -------------   -------------   -------------   -------------   -------------
          (28,886)        (18,755)        (27,572)        (23,092)        113,227         157,041
    -------------   -------------   -------------   -------------   -------------   -------------
       56,595,511       3,621,817      81,921,296       3,522,157     (45,813,690)    105,329,282
      169,019,148     165,397,331      86,082,716      82,560,559     422,601,979     317,272,697
    -------------   -------------   -------------   -------------   -------------   -------------
    $ 225,614,659   $ 169,019,148   $ 168,004,012   $  86,082,716   $ 376,788,289   $ 422,601,979
    =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001
and December 31, 2000


                                                                                        MAINSTAY VP     MAINSTAY VP
                                                                MAINSTAY VP              SMALL CAP        EQUITY
                                                              INDEXED EQUITY              GROWTH          INCOME
                                                       -----------------------------   -------------   -------------
                                                           2001           2000(a)         2001(c)         2001(c)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $  (2,704,218)  $  (3,237,978)  $    (49,757)   $      14,029
    Net realized gain (loss) on investments..........     14,781,839       9,749,317        (32,685)         (13,040)
    Realized gain distribution received..............      6,998,998      14,116,026             --               --
    Change in unrealized appreciation (depreciation)
      on investments.................................   (124,392,572)   (106,168,978)       286,415          446,521
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................   (105,315,953)    (85,541,613)       203,973          447,510
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     49,283,835      87,989,207      2,065,855        3,456,428
    Policyowners' surrenders.........................    (39,897,427)    (33,770,454)       (93,246)        (170,727)
    Policyowners' annuity and death benefits.........     (5,988,184)     (5,347,452)           (95)          (2,227)
    Net transfers from (to) Fixed Account............     38,924,875      28,159,875        950,710        2,578,262
    Transfers between Investment Divisions...........    (29,451,263)     81,869,947      5,125,746        7,711,239
    Contribution (withdrawal) of seed money by New
      York Life Insurance and Annuity Corporation....             --              --      5,000,000        5,000,000
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     12,871,836     158,901,123     13,048,970       18,572,975
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         37,902         361,322         (1,333)          (1,493)
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............    (92,406,215)     73,720,832     13,251,610       19,018,992
NET ASSETS:
    Beginning of year................................    758,421,508     684,700,676             --               --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 666,015,293   $ 758,421,508   $ 13,251,610    $  19,018,992
                                                       =============   =============   =============   =============

                                                                MAINSTAY VP                        ALGER
                                                                LORD ABBETT                      AMERICAN
                                                                DEVELOPING                         SMALL
                                                                  GROWTH                      CAPITALIZATION
                                                       -----------------------------   -----------------------------
                                                          2001(b)         2000(a)          2001           2000(a)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $    (355,152)  $    (478,118)  $  (1,061,485)  $  (1,296,468)
    Net realized gain (loss) on investments..........        124,007         566,218     (39,384,253)    (41,988,748)
    Realized gain distribution received..............             --         943,627              --      34,726,123
    Change in unrealized appreciation (depreciation)
      on investments.................................     (2,352,165)     (8,512,850)     10,366,014     (27,682,001)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................     (2,583,310)     (7,481,123)    (30,079,724)    (36,241,094)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............      1,429,247       3,736,916       8,308,559      27,374,775
    Policyowners' surrenders.........................       (925,315)     (1,173,756)     (6,938,545)     (3,433,805)
    Policyowners' annuity and death benefits.........       (197,906)        (45,347)       (442,172)       (373,087)
    Net transfers from (to) Fixed Account............      1,277,592       1,523,807      11,036,302      11,298,510
    Transfers between Investment Divisions...........     (2,309,358)      6,271,420      (4,603,579)     44,204,440
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............       (725,740)     10,313,040       7,360,565      79,070,833
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............         (3,406)         29,293          43,117         106,785
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (3,312,456)      2,861,210     (22,676,042)     42,936,524
NET ASSETS:
    Beginning of year................................     29,932,955      27,071,745      94,796,508      51,859,984
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $  26,620,499   $  29,932,955   $  72,120,466   $  94,796,508
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series II and III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                             MAINSTAY VP                     MAINSTAY VP
                                                                               DREYFUS                       EAGLE ASSET
     MAINSTAY VP     MAINSTAY VP             MAINSTAY VP                        LARGE                        MANAGEMENT
       MID CAP         MID CAP            AMERICAN CENTURY                     COMPANY                         GROWTH
       GROWTH           CORE               INCOME & GROWTH                      VALUE                          EQUITY
    -------------   -------------   -----------------------------   -----------------------------   -----------------------------
       2001(C)         2001(C)         2001(B)         2000(A)         2001(B)         2000(A)         2001(B)         2000(A)
    -----------------------------------------------------------------------------------------------------------------------------
    $    (39,774)   $    (28,080)   $    (338,205)  $    (420,475)  $    (256,719)  $    (185,290)  $  (2,034,650)  $  (1,824,284)
          (7,399)        (11,388)          24,719         259,120          73,756         122,839      (4,970,466)      7,688,979
              --              --               --          88,249       1,084,369         615,857              --      15,711,265
        (281,933)       (238,442)      (5,773,609)     (7,348,735)     (3,193,323)      1,282,595     (24,045,004)    (53,995,450)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        (329,106)       (277,910)      (6,087,095)     (7,421,841)     (2,291,917)      1,836,001     (31,050,120)    (32,419,490)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       1,444,081         807,903        2,880,801       7,574,559       4,431,543       4,230,310      17,857,249      56,917,203
         (13,270)        (26,398)      (2,765,876)     (1,866,785)     (1,704,673)       (925,689)     (7,954,018)     (4,319,692)
              --              --         (616,401)       (185,365)       (363,242)       (319,276)       (843,385)       (578,460)
         776,372         491,164        4,697,305       4,727,285       8,071,316       2,556,929      27,838,244      15,876,356
       1,316,123       1,105,194       (1,535,328)      7,631,772       2,958,512       5,068,496     (21,803,324)     87,344,821
       5,000,000       5,000,000               --              --              --              --      (1,685,468)    (15,000,000)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       8,523,306       7,377,863        2,660,501      17,881,466      13,393,456      10,610,770      13,409,298     140,240,228
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
            (311)            (21)          (1,611)         29,647          (1,476)         (1,064)         11,401          96,937
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       8,193,889       7,099,932       (3,428,205)     10,489,272      11,100,063      12,445,707     (17,629,421)    107,917,675
              --              --       60,816,775      50,327,503      38,147,033      25,701,326     159,932,709      52,015,034
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  8,193,889    $  7,099,932    $  57,388,570   $  60,816,775   $  49,247,096   $  38,147,033   $ 142,303,288   $ 159,932,709
    =============   =============   =============   =============   =============   =============   =============   =============

                                              FIDELITY                        FIDELITY
               CALVERT                           VIP                             VIP                         JANUS ASPEN
               SOCIAL                       CONTRAFUND(R)                   EQUITY-INCOME                      SERIES
              BALANCED                     (INITIAL CLASS)                 (INITIAL CLASS)                    BALANCED
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2001           2000(a)          2001           2000(a)          2001           2000(a)         2001(b)         2000(a)
    -----------------------------------------------------------------------------------------------------------------------------
    $     721,993   $     135,980   $  (1,770,045)  $  (3,283,844)  $     290,278   $     246,478   $   8,015,222   $   7,635,454
         (227,530)         55,563         756,640       2,527,567        (991,946)      1,030,636       7,014,504         939,866
          542,740         813,413       8,207,473      32,205,119       7,622,468       8,082,585              --      44,689,221
       (3,432,236)     (2,265,814)    (52,015,544)    (56,999,558)    (18,435,392)      1,267,673     (53,765,457)    (74,511,518)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       (2,395,033)     (1,260,858)    (44,821,476)    (25,550,716)    (11,514,592)     10,627,372     (38,735,731)    (21,246,977)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,188,471       4,494,907      20,708,009      46,270,381      20,221,481      17,665,558      58,493,388     117,758,343
       (1,678,884)     (1,057,669)    (15,195,570)    (12,902,569)     (9,776,105)     (6,681,888)    (35,937,935)    (21,229,768)
         (132,045)       (173,038)     (2,097,626)     (1,334,398)     (2,083,049)       (816,611)     (6,074,284)     (3,092,621)
        4,990,518       2,043,766      26,992,249      25,809,383      26,470,182       8,090,642      74,568,408      45,061,269
       (1,357,626)      4,278,613     (17,710,932)     43,697,704       5,361,000       6,691,225     (19,005,838)    147,098,302
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        5,010,434       9,586,579      12,696,130     101,540,501      40,193,509      24,948,926      72,043,739     285,595,525
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
              896           6,423          57,617         130,531            (118)        (10,400)           (446)         94,957
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,616,297       8,332,144     (32,067,729)     76,120,316      28,678,799      35,565,898      33,307,562     264,443,505
       26,819,385      18,487,241     321,425,675     245,305,359     159,547,840     123,981,942     602,568,085     338,124,580
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  29,435,682   $  26,819,385   $ 289,357,946   $ 321,425,675   $ 188,226,639   $ 159,547,840   $ 635,875,647   $ 602,568,085
    =============   =============   =============   =============   =============   =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2001
and December 31, 2000

                                                                                                  MFS(R)
                                                            JANUS ASPEN SERIES                   INVESTORS
                                                             WORLDWIDE GROWTH                  TRUST SERIES
                                                       -----------------------------   -----------------------------
                                                           2001           2000(A)          2001           2000(A)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $  (3,980,430)  $  (4,583,321)  $    (292,779)  $    (241,238)
    Net realized gain (loss) on investments..........      3,937,078       2,919,298        (312,602)        174,748
    Realized gain distribution received..............             --      41,057,453         752,387         182,991
    Change in unrealized appreciation (depreciation)
      on investments.................................   (125,576,221)   (147,911,692)     (6,014,855)       (483,943)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................   (125,619,573)   (108,518,262)     (5,867,849)       (367,442)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............     35,310,655     119,333,550       3,956,045       5,227,254
    Policyowners' surrenders.........................    (24,210,872)    (19,051,964)     (1,691,749)       (931,527)
    Policyowners' annuity and death benefits.........     (2,798,185)     (2,596,140)       (315,935)       (197,218)
    Net transfers from (to) Fixed Account............     42,740,447      36,925,717       8,532,352       3,457,791
    Transfers between Investment Divisions...........    (38,195,934)    154,207,110        (190,099)      3,983,700
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............     12,846,111     288,818,273      10,290,614      11,540,000
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............        170,553         367,196           7,670           5,342
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............   (112,602,909)    180,667,207       4,430,435      11,177,900
NET ASSETS:
    Beginning of year................................    510,361,101     329,693,894      29,910,269      18,732,369
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $ 397,758,192   $ 510,361,101   $  34,340,704   $  29,910,269
                                                       =============   =============   =============   =============

                                                                  VAN ECK
                                                                 WORLDWIDE                AMSOUTH         AMSOUTH
                                                                   HARD                  ENHANCED      INTERNATIONAL
                                                                  ASSETS                  MARKET          EQUITY
                                                       -----------------------------   -------------   -------------
                                                           2001           2000(A)         2001(B)         2001(B)
                                                       -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income (loss).....................  $       2,031   $     (19,482)  $      (5,981)  $        (925)
    Net realized gain (loss) on investments..........         73,204          71,880          (1,258)           (127)
    Realized gain distribution received..............             71              --              --              --
    Change in unrealized appreciation (depreciation)
      on investments.................................       (588,213)        230,672          (3,620)         (9,713)
                                                       -------------   -------------   -------------   -------------
      Net increase (decrease) in net assets resulting
        from operations..............................       (512,907)        283,070         (10,859)        (10,765)
                                                       -------------   -------------   -------------   -------------
  Contributions and (Withdrawals):
    Payments received from policyowners..............        624,703         679,098         370,427          37,240
    Policyowners' surrenders.........................       (220,660)       (169,224)        (15,636)           (257)
    Policyowners' annuity and death benefits.........       (158,406)        (79,360)             --              --
    Net transfers from (to) Fixed Account............        499,311         245,403         739,076          89,241
    Transfers between Investment Divisions...........     (1,463,391)      1,983,406          28,991             260
                                                       -------------   -------------   -------------   -------------
      Net contributions and (withdrawals)............       (718,443)      2,659,323       1,122,858         126,484
                                                       -------------   -------------   -------------   -------------
    Increase (decrease) attributable to New York Life
      Insurance and Annuity Corporation charges
      retained by the Separate Account...............            627             (20)            (35)             23
                                                       -------------   -------------   -------------   -------------
        Increase (decrease) in net assets............     (1,230,723)      2,942,373       1,111,964         115,742
NET ASSETS:
    Beginning of year................................      5,007,896       2,065,523              --              --
                                                       -------------   -------------   -------------   -------------
    End of year......................................  $   3,777,173   $   5,007,896   $   1,111,964   $     115,742
                                                       =============   =============   =============   =============

Not all investment divisions are available under all policies.
(a) For Series II and III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                       MFS(R)              MORGAN STANLEY                   T. ROWE PRICE
               MFS(R)                 UTILITIES         UIF EMERGING MARKETS                   EQUITY
           RESEARCH SERIES             SERIES                  EQUITY                          INCOME
    -----------------------------   -------------   -----------------------------   -----------------------------
       2001(B)         2000(A)         2001(C)         2001(B)         2000(A)          2001           2000(A)
-----------------------------------------------------------------------------------------------------------------
    $    (743,837)  $    (443,355)  $        (958)  $    (419,886)  $    (490,056)  $     106,635   $     213,118
       (2,578,575)        147,776            (592)        500,018         848,625        (151,883)        (45,639)
        6,671,889       1,404,903              --              --       4,991,556       1,394,154       2,070,066
      (17,689,841)     (6,283,009)         (7,614)        129,236     (23,965,687)     (1,334,107)      2,057,980
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
      (14,340,364)     (5,173,685)         (9,164)        209,368     (18,615,562)         14,799       4,295,525
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        6,274,231      17,653,674         106,217       2,004,189       9,211,505      14,939,826       6,188,074
       (2,554,508)     (1,225,528)           (496)     (1,712,868)     (1,431,130)     (3,667,396)     (1,453,153)
         (478,208)       (217,255)             --        (150,065)       (139,645)       (567,683)       (175,568)
       13,960,004       8,587,290         167,782       2,439,885       2,708,654      18,561,014       3,456,556
       (2,853,894)     19,640,292         129,055        (166,737)     13,347,824      24,088,954       5,699,471
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       14,347,625      44,438,473         402,558       2,414,404      23,697,208      53,354,715      13,715,380
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           14,296          18,827               3             815          54,600          (7,183)         (7,068)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           21,557      39,283,615         393,397       2,624,587       5,136,246      53,362,331      18,003,837
       52,519,481      13,235,866              --      28,813,117      23,676,871      42,727,848      24,724,011
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $  52,541,038   $  52,519,481   $     393,397   $  31,437,704   $  28,813,117   $  96,090,179   $  42,727,848
    =============   =============   =============   =============   =============   =============   =============

                                       DREYFUS IP      NEUBERGER BERMAN
                                       TECHNOLOGY            AMT
       AMSOUTH         AMSOUTH           GROWTH            MID-CAP
      LARGE CAP        MID CAP      (INITIAL SHARES)        GROWTH
    -------------   -------------   ----------------   ----------------
       2001(B)         2001(B)          2001(C)            2001(C)
-----------------------------------------------------------------------
    $     (11,188)  $      (3,736)   $      (9,124)     $      (1,406)
           (2,789)           (230)         (13,050)            (1,323)
               --              --               --                 --
           31,067         (31,465)         251,418             30,477
    -------------   -------------    -------------      -------------
           17,090         (35,431)         229,244             27,748
    -------------   -------------    -------------      -------------
          367,533         220,473          873,736            137,432
          (16,802)         (2,885)         (25,538)            (5,977)
               --              --           (5,046)            (4,654)
        1,562,334         332,710          583,932            203,987
          (46,789)            294        2,150,667            289,409
    -------------   -------------    -------------      -------------
        1,866,276         550,592        3,577,751            620,197
    -------------   -------------    -------------      -------------
             (108)             14             (358)               (44)
    -------------   -------------    -------------      -------------
        1,883,258         515,175        3,806,637            647,901
               --              --               --                 --
    -------------   -------------    -------------      -------------
    $   1,883,258   $     515,175    $   3,806,637      $     647,901
    =============   =============    =============      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
    NYLIAC Variable Annuity Separate Account-III ("Separate Account" formerly, "LifeStages Annuity Separate Account") was established on November 30, 1994, under Delaware law by New York Life Insurance and Annuity Corporation
("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. The Separate Account funds Series I policies (LifeStages()(R) Variable Annuity, LifeStages()(R) Flexible Premium Variable Annuity and MainStay Plus Variable Annuity), Series II policies (LifeStages()(R) Access Variable Annuity and MainStay Access Variable Annuity), and Series III policies (LifeStages()(R) Premium Plus Variable Annuity, MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity). This account was established to receive and invest premium payments under Non-Qualified and Tax Qualified Flexible Premium Variable Retirement Annuity Policies issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Qualified policies are designed to establish retirement benefits for individuals who participate in qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc., certain banking and financial institutions which have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of the Separate Account, which are currently all in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), the T. Rowe Price Equity Series, Inc., the Van Eck Worldwide Insurance Trust, the Variable Insurance Funds, the Dreyfus Investment Portfolios, and the Neuberger Berman Advisors Management Trust (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

  New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

  The following Investment Divisions, with their respective fund portfolios, are available for all LifeStages(R) Variable Annuity, LifeStages(R) Flexible Premium Variable Annuity, LifeStages(R) Access Variable Annuity and LifeStages(R) Premium Plus Variable Annuity Policyholders to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets, and Dreyfus IP Technology Growth (Initial Shares). Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions, with their respective fund portfolios, are available for all MainStay Plus Variable Annuity, MainStay Access Variable Annuity and MainStay Premium Plus Variable Annuity Policyholders to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

Responsible"), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly, "MFS(R) Growth With Income Series"), MFS(R) Research Series, MFS(R) Utilities Series, Morgan Stanley UIF Emerging Markets Equity (formerly "Morgan Stanley Dean Witter Emerging Markets Equity"), T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets, Dreyfus IP Technology Growth (Initial Shares) and Neuberger Berman AMT Mid-Cap Growth. Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  The following Investment Divisions are available for AmSouth Premium Plus Variable Annuity policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Janus Aspen Series Balanced, MFS(R) Research Series, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity"), AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, and AmSouth Mid Cap. Each Investment Division of the Separate Account will invest exclusively in the corresponding eligible portfolio.

  For all policies within Series I, II, & III, initial premium payments are allocated to the Investment Divisions, Fixed Account and/or Dollar Cost Averaging Advantage Plan Accounts (where available) within two Business Days after receipt. For all policies, subsequent premium payments are allocated to the Investment Divisions, Fixed Account and/or Dollar Cost Averaging Advantage Plan Accounts (where available) at the close of the Business Day they are received. In addition, for all policies, the Policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account and the Fixed Account of NYLIAC.

  No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2001, the investments of the Separate Account are as follows:


                                                           MAINSTAY VP          MAINSTAY VP
                                                             CAPITAL               CASH             MAINSTAY VP
                                                           APPRECIATION         MANAGEMENT          CONVERTIBLE
                                                           ----------------------------------------------------
Number of shares.........................................      24,049             309,050              15,417
Identified cost..........................................    $751,138            $309,049            $181,293


                                                            MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                              INDEXED            SMALL CAP            EQUITY
                                                              EQUITY              GROWTH              INCOME
                                                            ---------------------------------------------------
Number of shares..........................................     28,895               1,392               1,937
Identified cost...........................................   $749,086            $ 13,001            $ 18,630

  Investment activity for the year ended December 31, 2001, was as follows:


                                                            MAINSTAY VP          MAINSTAY VP
                                                              CAPITAL               CASH             MAINSTAY VP
                                                            APPRECIATION         MANAGEMENT          CONVERTIBLE
                                                            ----------------------------------------------------
Purchases.................................................    $105,526            $978,271            $ 49,500
Proceeds from sales.......................................     111,791             841,256              12,323


                                                           MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
                                                             INDEXED            SMALL CAP            EQUITY
                                                             EQUITY              GROWTH              INCOME
                                                           ---------------------------------------------------
Purchases................................................   $ 78,670            $ 13,628            $ 19,471
Proceeds from sales......................................     61,506                 594                 828

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    --------------------------------------------------------------------------------------------------------------------
         12,206           54,929            2,114           18,322           14,752           12,858           18,921
       $127,009         $580,352         $ 24,566         $340,185         $234,325         $171,448         $464,914

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP        MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        GROWTH        MID CAP CORE       & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
            898              758            5,624            4,727           11,515            3,067            4,375
       $  8,501         $  7,362         $ 62,669         $ 49,485         $204,661         $ 32,575         $ 79,259


                      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                        MAINSTAY VP
     MAINSTAY VP       HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP         GROWTH
      GOVERNMENT     CORPORATE BOND       EQUITY           RETURN           VALUE             BOND            EQUITY
    --------------------------------------------------------------------------------------------------------------------
       $ 77,950         $130,356         $ 60,928         $ 34,673         $ 77,615         $ 86,997         $ 75,878
         11,859           30,658           60,292           25,518            8,333            6,664           43,414

                                       MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                         AMERICAN         DREYFUS        EAGLE ASSET          LORD            ALGER
     MAINSTAY VP                         CENTURY           LARGE          MANAGEMENT         ABBETT          AMERICAN
       MID CAP        MAINSTAY VP         INCOME          COMPANY           GROWTH         DEVELOPING         SMALL
        GROWTH        MID CAP CORE       & GROWTH          VALUE            EQUITY           GROWTH       CAPITALIZATION
    --------------------------------------------------------------------------------------------------------------------
       $  8,551         $  7,475         $  8,318         $ 16,788         $ 33,031         $  3,649         $326,178
             42              102            5,984            2,515           21,612            4,730          319,840

--------------------------------------------------------------------------------

                                                 FIDELITY             FIDELITY                            JANUS ASPEN
                               CALVERT              VIP                 VIP             JANUS ASPEN         SERIES
                                SOCIAL         CONTRAFUND(R)       EQUITY-INCOME           SERIES          WORLDWIDE
                               BALANCED       (INITIAL CLASS)     (INITIAL CLASS)         BALANCED          GROWTH
                            ------------------------------------------------------------------------------------------
Number of shares..........       16,796             14,428               8,304              28,277           13,990
Identified cost...........     $ 35,157           $343,592            $199,791            $701,633         $552,510

                                                                                        DREYFUS IP         NEUBERGER
                               AMSOUTH                                                  TECHNOLOGY        BERMAN AMT
                            INTERNATIONAL        AMSOUTH            AMSOUTH               GROWTH            MID-CAP
                                EQUITY          LARGE CAP           MID CAP          (INITIAL SHARES)       GROWTH
                            ------------------------------------------------------------------------------------------
Number of shares..........           15              207                  68                  402                38
Identified cost...........     $    126         $  1,859            $    549             $  3,564          $    619

                                                 FIDELITY             FIDELITY                            JANUS ASPEN
                               CALVERT              VIP                 VIP             JANUS ASPEN         SERIES
                                SOCIAL         CONTRAFUND(R)       EQUITY-INCOME           SERIES          WORLDWIDE
                               BALANCED       (INITIAL CLASS)     (INITIAL CLASS)         BALANCED          GROWTH
                            ------------------------------------------------------------------------------------------
Purchases.................     $  8,661           $ 42,035            $ 61,291            $112,050         $ 59,292
Proceeds from sales.......        2,366             22,831              13,038              31,654           50,404

                                                                                        DREYFUS IP         NEUBERGER
                               AMSOUTH                                                  TECHNOLOGY        BERMAN AMT
                            INTERNATIONAL        AMSOUTH            AMSOUTH               GROWTH            MID-CAP
                                EQUITY          LARGE CAP           MID CAP          (INITIAL SHARES)       GROWTH
                            ------------------------------------------------------------------------------------------
Purchases.................     $    127         $  1,908            $    550             $  3,774          $    638
Proceeds from sales.......            1               46                   1                  198                18

Not all investment divisions are available under all policies.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                       MORGAN STANLEY
        MFS(R)                                              UIF                             VAN ECK
      INVESTORS          MFS(R)           MFS(R)          EMERGING      T. ROWE PRICE      WORLDWIDE         AMSOUTH
        TRUST           RESEARCH        UTILITIES         MARKETS           EQUITY            HARD           ENHANCED
        SERIES           SERIES           SERIES           EQUITY           INCOME           ASSETS           MARKET
    --------------------------------------------------------------------------------------------------------------------
          2,012            3,683               25            4,760            5,030              355              128
       $ 39,734         $ 74,609         $    402         $ 48,895         $ 96,828         $  4,056         $  1,119

                                                       MORGAN STANLEY
        MFS(R)                                              UIF                             VAN ECK
      INVESTORS          MFS(R)           MFS(R)          EMERGING      T. ROWE PRICE      WORLDWIDE         AMSOUTH
        TRUST           RESEARCH        UTILITIES         MARKETS           EQUITY            HARD           ENHANCED
        SERIES           SERIES           SERIES           EQUITY           INCOME           ASSETS           MARKET
    --------------------------------------------------------------------------------------------------------------------
       $ 14,022         $ 30,286         $    407         $318,873         $ 58,924         $  3,458         $  1,131
          3,238            9,952                4          316,847            3,879            4,176               10

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

N
    YLIAC deducts a surrender charge on certain partial withdrawals and surrenders of Series I and Series III policies. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity policies which are part of Series I, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn, this charge is 7% during the first three payment years and declines 1% per year for each additional payment year, until the sixth payment year, after which no charge is made. For LifeStages(R) Flexible Premium Variable Annuity policies, which are also part of Series I, this charge is 7% for the first three policy years and declines to 1% per year for each additional policy year, until the ninth policy year, after which no charge is made.

  For LifeStages(R) Premium Plus Variable Annuity policies, which are part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn, this charge is 8% during the first three payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For MainStay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity policies, which are also part of Series III, the percentage of the surrender charge varies, depending upon the length of time a premium payment is in the policy before it is withdrawn, this charge is 8% for the first four payment years and declines 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offers a single premium version of the LifeStages(R) Premium Plus Variable Annuity, Mainstay Premium Plus Variable Annuity and AmSouth Premium Plus Variable Annuity, there is a lower surrender charge. These charges are recorded as surrenders in the accompanying statements of changes in net assets.

  NYLIAC also deducts an annual policy service charge on each policy anniversary date and upon surrender. For LifeStages(R) Variable Annuity and MainStay Plus Variable Annuity contracts which are part of Series I, this charge is the lesser of $30 or 2% of the accumulation value per policy. For LifeStages(R) Flexible Premium Variable Annuity, which is also part of Series I, this charge is $30 per policy. For Series II policies this charge is $40 per policy (may be lower in some states). For Series III policies, this charge is $30 per policy. These charges are shown as a reduction to payments received from policyowners in the accompanying statement of changes in net assets.

  Additionally, NYLIAC reserves the right to charge Series I, II and III policies $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.

  The Separate Account is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For Series I, Series II, and Series III policies these charges are made daily at an annual rate of 1.40%, 1.55%, and 1.60%, respectively of the daily net asset value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

T
    he Separate Account does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2001 and December 31, 2000, were as follows:


                                                                   MAINSTAY VP                           MAINSTAY VP
                                                              CAPITAL APPRECIATION                     CASH MANAGEMENT
                                                           ---------------------------           ---------------------------
                                                           2001(b)            2000(a)            2001(b)            2000(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by NYLIAC.....         --                  --                --                  --
Units issued on payments received from policyowners....      2,071               3,837            70,068             604,129
Units redeemed on surrenders...........................     (1,807)             (1,216)          (23,961)            (14,313)
Units redeemed on annuity and death benefits...........       (211)               (163)           (2,196)             (1,838)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................      1,127                 648             1,752              (3,589)
Units issued (redeemed) on transfers between Investment
  Divisions............................................     (1,874)              3,663            26,556            (700,084)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................       (694)              6,769            72,219            (115,695)
Units outstanding, beginning of year...................     29,793              23,024           133,091             248,786
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................     29,099              29,793           205,310             133,091
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....        109                 117            18,944               7,189
Units redeemed on surrenders...........................        (25)                 (5)           (2,737)             (2,874)
Units redeemed on annuity and death benefits...........         (1)                 --               (12)                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         --                  --               (40)                245
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (20)                 11            (4,775)               (486)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         63                 123            11,380               4,074
Units outstanding, beginning of year...................        123                  --             4,074                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................        186                 123            15,454               4,074
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....        563                 130             7,770               2,624
Units redeemed on surrenders...........................        (28)                 (1)             (738)                (58)
Units redeemed on annuity and death benefits...........        (10)                 --                --                  --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................      1,080                  70            22,767                 122
Units issued (redeemed) on transfers between Investment
  Divisions............................................       (111)                 11            (2,009)               (102)
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................      1,494                 210            27,790               2,586
Units outstanding, beginning of year...................        210                  --             2,586                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      1,704                 210            30,376               2,586
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                                                    MAINSTAY VP
        MAINSTAY VP           MAINSTAY VP           HIGH YIELD
        CONVERTIBLE           GOVERNMENT          CORPORATE BOND
    -------------------   -------------------   -------------------
    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)
    ---------------------------------------------------------------
       (371)       (629)       --          --        --          --
      1,113       1,955     1,106         579     2,405       2,139
       (541)       (220)     (487)       (283)   (1,850)     (1,512)
        (71)        (60)      (42)        (30)     (353)       (289)
      1,473         625       676         187       928         266
        (91)      2,376     2,532        (953)    1,405        (420)
    --------   --------   --------   --------   --------   --------
      1,512       4,047     3,785        (500)    2,535         184
      7,873       3,826     4,508       5,008    25,693      25,509
    --------   --------   --------   --------   --------   --------
      9,385       7,873     8,293       4,508    28,228      25,693
    ========   ========   ========   ========   ========   ========
         86         163        84          21       102          89
        (16)         (2)       (6)         --       (39)         (3)
         (9)         --        (1)         --        (3)         --
        (12)         (8)       --          --        --          --
         --          (3)       24           6         4          (1)
    --------   --------   --------   --------   --------   --------
         49         150       101          27        64          85
        150          --        27          --        85          --
    --------   --------   --------   --------   --------   --------
        199         150       128          27       149          85
    ========   ========   ========   ========   ========   ========
        274          59       189           4       424          45
        (29)         --       (11)         --       (17)         --
        (10)         --        --          --       (17)         --
        799          16       505           1     1,011          17
         10           6       110          --       146          (8)
    --------   --------   --------   --------   --------   --------
      1,044          81       793           5     1,547          54
         81          --         5          --        54          --
    --------   --------   --------   --------   --------   --------
      1,125          81       798           5     1,601          54
    ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                   MAINSTAY VP                           MAINSTAY VP
                                                              INTERNATIONAL EQUITY                      TOTAL RETURN
                                                           ---------------------------           ---------------------------
                                                             2001             2000(a)            2001(b)            2000(a)
                                                           -----------------------------------------------------------------
SERIES I POLICIES
Units issued on payments received from policyowners....         99                 155             1,232               1,727
Units redeemed on surrenders...........................        (71)                (68)           (1,065)               (765)
Units redeemed on annuity and death benefits...........         (9)                (11)             (148)               (123)
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         74                  65               591                 316
Units issued (redeemed) on transfers between Investment
  Divisions............................................       (112)                211              (698)              1,363
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................        (19)                352               (88)              2,518
Units outstanding, beginning of year...................      1,556               1,204            17,027              14,509
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................      1,537               1,556            16,939              17,027
                                                           ========           ========           ========           ========
SERIES II POLICIES
Units issued on payments received from policyowners....         13                  13                43                 295
Units redeemed on surrenders...........................         --                  --                (4)                 --
Units redeemed on annuity and death benefits...........        (10)                 --                --                  --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................         --                  --               (10)                 --
Units issued (redeemed) on transfers between Investment
  Divisions............................................         11                   5               (24)                  2
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................         14                  18                 5                 297
Units outstanding, beginning of year...................         18                  --               297                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................         32                  18               302                 297
                                                           ========           ========           ========           ========
SERIES III POLICIES
Units issued on payments received from policyowners....         23                   4               152                  39
Units redeemed on surrenders...........................         (1)                 --               (17)                 --
Units redeemed on annuity and death benefits...........         (1)                 --               (13)                 --
Units issued (redeemed) on net transfers from (to)
  Fixed Account........................................        129                   8               567                  17
Units issued (redeemed) on transfers between Investment
  Divisions............................................        (28)                 --               (28)                 --
                                                           --------           --------           --------           --------
  Net increase (decrease)..............................        122                  12               661                  56
Units outstanding, beginning of year...................         12                  --                56                  --
                                                           --------           --------           --------           --------
Units outstanding, end of year.........................        134                  12               717                  56
                                                           ========           ========           ========           ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



        MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
           VALUE                 BOND              GROWTH EQUITY        INDEXED EQUITY
    -------------------   -------------------   -------------------   -------------------
    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)      2001     2000(a)
    -------------------------------------------------------------------------------------
      1,272         591     1,191         418     1,319       2,211     1,899       3,173
       (577)       (564)     (518)       (356)     (909)       (586)   (1,775)     (1,266)
        (84)        (76)     (106)        (64)     (120)        (64)     (265)       (201)
        747          80       813         202     1,093         501     1,248       1,047
      1,161        (850)    3,371        (483)     (650)      2,331    (1,437)      3,037
    --------   --------   --------   --------   --------   --------   --------   --------
      2,519        (819)    4,751        (283)      733       4,393      (330)      5,790
      8,963       9,782     6,588       6,871    15,714      11,321    30,595      24,805
    --------   --------   --------   --------   --------   --------   --------   --------
     11,482       8,963    11,339       6,588    16,447      15,714    30,265      30,595
    ========   ========   ========   ========   ========   ========   ========   ========
         59          22        74          17        97         141       135         142
         (7)         --        (7)         --        (8)         (2)      (35)         (4)
         (7)         --        --          --        (3)         --        (2)         --
         (2)         --        (1)         --         7          (3)        3          (4)
          8          --        14          (1)       (2)          3       (12)          1
    --------   --------   --------   --------   --------   --------   --------   --------
         51          22        80          16        91         139        89         135
         22          --        16          --       139          --       135          --
    --------   --------   --------   --------   --------   --------   --------   --------
         73          22        96          16       230         139       224         135
    ========   ========   ========   ========   ========   ========   ========   ========
        252           6       176          13       649          86       636         176
         (8)         --        (7)         --       (25)         (2)      (31)         --
         (9)         --        --          --        --          --        --          --
        765           1       426           5     1,354          76     1,322          38
         30          --        93          --       (87)          3       (24)          3
    --------   --------   --------   --------   --------   --------   --------   --------
      1,030           7       688          18     1,891         163     1,903         217
          7          --        18          --       163          --       217          --
    --------   --------   --------   --------   --------   --------   --------   --------
      1,037           7       706          18     2,054         163     2,120         217
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                     MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                                      SMALL CAP      EQUITY        MID CAP       MID CAP
                                                       GROWTH        INCOME        GROWTH         CORE
                                                     -----------   -----------   -----------   -----------
                                                       2001(c)       2001(c)       2001(c)       2001(c)
                                                     -----------------------------------------------------
SERIES I POLICIES
Units issued (redeemed) on contributions by
  NYLIAC...........................................        500           500           500           500
Units issued on payments received from
  policyowners.....................................        184           301           151            87
Units redeemed on surrenders.......................        (16)          (16)           (2)           (3)
Units redeemed on annuity and death benefits.......         --            --            --            --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         75           188            57            40
Units issued (redeemed) on transfers between
  Investment Divisions.............................        543           808           149           110
                                                      --------      --------      --------      --------
  Net increase (decrease)..........................      1,286         1,781           855           734
Units outstanding, beginning of year...............         --            --            --            --
                                                      --------      --------      --------      --------
Units outstanding, end of year.....................      1,286         1,781           855           734
                                                      ========      ========      ========      ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         29             9             5            --
Units redeemed on surrenders.......................         --            --            --            --
Units redeemed on annuity and death benefits.......         --            --            --            --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         --            --            --            --
Units issued (redeemed) on transfers between
  Investment Divisions.............................         (1)            2            --            --
                                                      --------      --------      --------      --------
  Net increase (decrease)..........................         28            11             5            --
Units outstanding, beginning of year...............         --            --            --            --
                                                      --------      --------      --------      --------
Units outstanding, end of year.....................         28            11             5            --
                                                      ========      ========      ========      ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................         23            55             8             2
Units redeemed on surrenders.......................         --            (1)           --            --
Units redeemed on annuity and death benefits.......         --            --            --            --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         32            84            31            14
Units issued (redeemed) on transfers between
  Investment Divisions.............................         28             3            --             9
                                                      --------      --------      --------      --------
  Net increase (decrease)..........................         83           141            39            25
Units outstanding, beginning of year...............         --            --            --            --
                                                      --------      --------      --------      --------
Units outstanding, end of year.....................         83           141            39            25
                                                      ========      ========      ========      ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                                    MainStay VP
        MainStay VP           MainStay VP           Eagle Asset           MAINSTAY VP
     American Century        Dreyfus Large          Management            LORD ABBETT
      Income & Growth        Company Value         Growth Equity       DEVELOPING GROWTH
    -------------------   -------------------   -------------------   -------------------
    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)    2001(b)    2000(a)
    -------------------------------------------------------------------------------------
         --         --         --         --       (120)      (880)        --          --
        253        611        341        371        984      2,728        132         325
       (266)      (157)      (156)       (87)      (540)      (212)      (110)       (112)
        (52)       (16)       (27)       (29)       (48)       (29)       (15)         (4)
        361        386        460        231      1,457        780        105         141
       (157)       633        237        473     (1,519)     4,206       (294)        515
    --------   --------   --------   --------   --------   --------   --------   --------
        139      1,457        855        959        214      6,593       (182)        865
      5,454      3,997      3,356      2,397      9,323      2,730      3,141       2,276
    --------   --------   --------   --------   --------   --------   --------   --------
      5,593      5,454      4,211      3,356      9,537      9,323      2,959       3,141
    ========   ========   ========   ========   ========   ========   ========   ========
          4         17         17         13         60         69          6           9
         --         --         (1)        (1)        (3)        (7)        --          --
         (9)        --         (8)        --        (18)        --         (9)         --
         (2)        --         --         --         (5)        (5)        --          --
         (1)        --          9          5        (20)        (2)        --          --
    --------   --------   --------   --------   --------   --------   --------   --------
         (8)        17         17         17         14         55         (3)          9
         17         --         17         --         55         --          9          --
    --------   --------   --------   --------   --------   --------   --------   --------
          9         17         34         17         69         55          6           9
    ========   ========   ========   ========   ========   ========   ========   ========
         29         10         66          6        342        149         30          23
         (2)        --         (5)        --        (22)        (5)        (1)         --
         (1)        --         --         --         --         --         --          --
        120         14        336          8        906         73         51           2
         --         --         23         --        (83)       (10)        24         (21)
    --------   --------   --------   --------   --------   --------   --------   --------
        146         24        420         14      1,143        207        104           4
         24         --         14         --        207         --          4          --
    --------   --------   --------   --------   --------   --------   --------   --------
        170         24        434         14      1,350        207        108           4
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                                                   CALVERT
                                                        ALGER AMERICAN             SOCIAL
                                                     SMALL CAPITALIZATION         BALANCED
                                                     ---------------------   -------------------
                                                       2001       2000(a)      2001     2000(a)
                                                     -------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................       674       1,664         140        227
Units redeemed on surrenders.......................      (467)       (221)        (96)       (56)
Units redeemed on annuity and death benefits.......       (42)        (24)         (7)        (9)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       789         726         228        104
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (747)      2,449         (81)       231
                                                     --------    --------    --------   --------
  Net increase (decrease)..........................       207       4,594         184        497
Units outstanding, beginning of year...............     7,657       3,063       1,484        987
                                                     --------    --------    --------   --------
Units outstanding, end of year.....................     7,864       7,657       1,668      1,484
                                                     ========    ========    ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................       112          68           4         11
Units redeemed on surrenders.......................      (473)         (1)         (2)        --
Units redeemed on annuity and death benefits.......        (9)         --          (1)        --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        (2)         (2)         --         --
Units issued (redeemed) on transfers between
  Investment Divisions.............................       390           4          (1)        --
                                                     --------    --------    --------   --------
  Net increase (decrease)..........................        18          69          --         11
Units outstanding, beginning of year...............        69          --          11         --
                                                     --------    --------    --------   --------
Units outstanding, end of year.....................        87          69          11         11
                                                     ========    ========    ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................       189          94          91         11
Units redeemed on surrenders.......................        (9)         (5)         (4)        --
Units redeemed on annuity and death benefits.......        (1)         --          --         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................       641          52         133         10
Units issued (redeemed) on transfers between
  Investment Divisions.............................       (26)          1          (4)        (2)
                                                     --------    --------    --------   --------
  Net increase (decrease)..........................       794         142         216         19
Units outstanding, beginning of year...............       142          --          19         --
                                                     --------    --------    --------   --------
Units outstanding, end of year.....................       936         142         235         19
                                                     ========    ========    ========   ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


         FIDELITY              FIDELITY                                   JANUS ASPEN
            VIP                   VIP               JANUS ASPEN             SERIES
       CONTRAFUND(R)         EQUITY-INCOME            SERIES               WORLDWIDE
      (INITIAL CLASS)       (INITIAL CLASS)          BALANCED               GROWTH
    -------------------   -------------------   -------------------   -------------------
      2001     2000(a)      2001     2000(a)    2001(b)    2000(a)      2001     2000(a)
    -------------------------------------------------------------------------------------
       1,057     2,249       1,098      1,137     2,693      5,644      1,690       4,553
        (908)     (651)       (619)      (442)   (1,877)    (1,051)    (1,306)       (748)
        (125)      (67)       (123)       (54)     (314)      (154)      (153)       (102)
       1,246     1,280       1,112        533     2,976      2,184      1,916       1,451
      (1,093)    2,168         271        449    (1,041)     7,227     (2,256)      5,702
    --------   --------   --------   --------   --------   --------   --------   --------
         177     4,979       1,739      1,623     2,437     13,850       (109)     10,856
      16,983    12,004       9,762      8,139    30,425     16,575     23,672      12,816
    --------   --------   --------   --------   --------   --------   --------   --------
      17,160    16,983      11,501      9,762    32,862     30,425     23,563      23,672
    ========   ========   ========   ========   ========   ========   ========   ========
          69        45          25         24       160        157         81         135
          (8)       (1)         (3)        --       (29)        --        (89)         (8)
          --        --          (8)        --        (4)        --         (1)         --
          (1)       --          (1)        --        (5)        --          2          (2)
          (3)        2          13          3       (18)         3         39           2
    --------   --------   --------   --------   --------   --------   --------   --------
          57        46          26         27       104        160         32         127
          46        --          27         --       160         --        127          --
    --------   --------   --------   --------   --------   --------   --------   --------
         103        46          53         27       264        160        159         127
    ========   ========   ========   ========   ========   ========   ========   ========
         277       101         264         18       654        189        443         229
         (21)       --         (17)        --       (56)        (2)       (38)         (6)
          (1)       --          (6)        --       (12)        --        (10)         --
         737        47         946          8     2,037        106      1,103         106
         (42)       (1)         24         --       (42)         1       (101)          4
    --------   --------   --------   --------   --------   --------   --------   --------
         950       147       1,211         26     2,581        294      1,397         333
         147        --          26         --       294         --        333          --
    --------   --------   --------   --------   --------   --------   --------   --------
       1,097       147       1,237         26     2,875        294      1,730         333
    ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------



                                                     MFS(R) INVESTORS TRUST      MFS(R) RESEARCH
                                                             SERIES                  SERIES
                                                     -----------------------   -------------------
                                                        2001       2000(a)     2001(b)    2000(a)
                                                     ---------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................        318          457        458       1,163
Units redeemed on surrenders.......................       (168)         (84)      (235)        (86)
Units redeemed on annuity and death benefits.......        (33)         (18)       (39)        (16)
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        537          291        984         598
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (46)         364       (365)      1,396
                                                      --------     --------    --------   --------
  Net increase (decrease)..........................        608        1,010        803       3,055
Units outstanding, beginning of year...............      2,695        1,685      4,054         999
                                                      --------     --------    --------   --------
Units outstanding, end of year.....................      3,303        2,695      4,857       4,054
                                                      ========     ========    ========   ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................         10           10         19          74
Units redeemed on surrenders.......................         (2)          --         (7)         (1)
Units redeemed on annuity and death benefits.......         --           --        (10)         --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................         --           --        (16)         (8)
Units issued (redeemed) on transfers between
  Investment Divisions.............................         10            1          3           1
                                                      --------     --------    --------   --------
  Net increase (decrease)..........................         18           11        (11)         66
Units outstanding, beginning of year...............         11           --         66          --
                                                      --------     --------    --------   --------
Units outstanding, end of year.....................         29           11         55          66
                                                      ========     ========    ========   ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................         87            7        136          96
Units redeemed on surrenders.......................        (10)          --        (11)         (4)
Units redeemed on annuity and death benefits.......         --           --         --          --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        422           25        486          62
Units issued (redeemed) on transfers between
  Investment Divisions.............................         (9)          --         11          25
                                                      --------     --------    --------   --------
  Net increase (decrease)..........................        490           32        622         179
Units outstanding, beginning of year...............         32           --        179          --
                                                      --------     --------    --------   --------
Units outstanding, end of year.....................        522           32        801         179
                                                      ========     ========    ========   ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------



                       MORGAN STANLEY
        MFS(R)               UIF
      UTILITIES           EMERGING            T. ROWE PRICE
        SERIES         MARKETS EQUITY         EQUITY INCOME
    --------------   -------------------   -------------------
       2001(c)       2001(b)    2000(a)      2001     2000(a)
    ----------------------------------------------------------
              2          218        721       1,056        583
             --         (217)      (118)       (311)      (143)
             --          (20)       (11)        (43)       (17)
              2          254        233       1,026        331
             11         (421)       874       1,991        538
       --------      --------   --------   --------   --------
             15         (186)     1,699       3,719      1,292
             --        3,358      1,659       3,679      2,387
       --------      --------   --------   --------   --------
             15        3,172      3,358       7,398      3,679
       ========      ========   ========   ========   ========
             --           12          7          66          5
             --           (1)        (1)         (4)        --
             --           --         --          --         --
             --           --         --          (1)        --
             --        1,002         --           7          8
       --------      --------   --------   --------   --------
             --        1,013          6          68         13
             --            6         --          13         --
       --------      --------   --------   --------   --------
             --        1,019          6          81         13
       ========      ========   ========   ========   ========
             10           33          4         189          6
             --           (1)        --          (8)        --
             --           --         --          (7)        --
             18           60          3         640          6
              3          (10)        --          72         (3)
       --------      --------   --------   --------   --------
             31           82          7         886          9
             --            7         --           9         --
       --------      --------   --------   --------   --------
             31           89          7         895          9
       ========      ========   ========   ========   ========

--------------------------------------------------------------------------------


                                                           VAN ECK           AMSOUTH        AMSOUTH
                                                          WORLDWIDE         ENHANCED     INTERNATIONAL
                                                         HARD ASSETS         MARKET         EQUITY
                                                     -------------------   -----------   -------------
                                                       2001     2000(a)      2001(b)        2001(b)
                                                     -------------------------------------------------
SERIES I POLICIES
Units issued on payments received from
  policyowners.....................................        39        66           --             --
Units redeemed on surrenders.......................       (22)      (17)          --             --
Units redeemed on annuity and death benefits.......       (16)       (8)          --             --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        37        24           --             --
Units issued (redeemed) on transfers between
  Investment Divisions.............................      (129)      188           --             --
                                                     --------   --------    --------       --------
  Net increase (decrease)..........................       (91)      253           --             --
Units outstanding, beginning of year...............       469       216           --             --
                                                     --------   --------    --------       --------
Units outstanding, end of year.....................       378       469           --             --
                                                     ========   ========    ========       ========
SERIES II POLICIES
Units issued on payments received from
  policyowners.....................................        10         2           --             --
Units redeemed on surrenders.......................        --        --           --             --
Units redeemed on annuity and death benefits.......        --        --           --             --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        --        --           --             --
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (9)       --           --             --
                                                     --------   --------    --------       --------
  Net increase (decrease)..........................         1         2           --             --
Units outstanding, beginning of year...............         2        --           --             --
                                                     --------   --------    --------       --------
Units outstanding, end of year.....................         3         2           --             --
                                                     ========   ========    ========       ========
SERIES III POLICIES
Units issued on payments received from
  policyowners.....................................        14        --           41              4
Units redeemed on surrenders.......................        (1)       --           (2)            --
Units redeemed on annuity and death benefits.......        --        --           --             --
Units issued (redeemed) on net transfers from (to)
  Fixed Account....................................        15        --           85             10
Units issued (redeemed) on transfers between
  Investment Divisions.............................        (8)        5            3             --
                                                     --------   --------    --------       --------
  Net increase (decrease)..........................        20         5          127             14
Units outstanding, beginning of year...............         5        --           --             --
                                                     --------   --------    --------       --------
Units outstanding, end of year.....................        25         5          127             14
                                                     ========   ========    ========       ========

Not all investment divisions are available under all policies.
(a) For Series II and Series III policies, represents the periods March 13, 2000 and July 10, 2000, respectively (Commencement of Operations) through December 31, 2000.
(b) For AmSouth Premium Plus Variable Annuity policies, represents the period January 18, 2001 (Commencement of Operations) through December 31, 2001.
(c) For the period July 2, 2001 (Commencement of Operations) through December 31, 2001.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                                   DREYFUS IP         NEUBERGER
                                   TECHNOLOGY           BERMAN
      AMSOUTH       AMSOUTH          GROWTH          AMT MID-CAP
     LARGE CAP      MID CAP     (INITIAL SHARES)        GROWTH
    -----------   -----------   ----------------   ----------------
      2001(b)       2001(b)         2001(c)            2001(c)
    ---------------------------------------------------------------
           --            --               78                 11
           --            --               (3)                (1)
           --            --               (1)                --
           --            --               24                  8
           --            --              227                 30
     --------      --------         --------           --------
           --            --              325                 48
           --            --               --                 --
     --------      --------         --------           --------
           --            --              325                 48
     ========      ========         ========           ========
           --            --                1                 --
           --            --               --                 --
           --            --               --                 --
           --            --               --                 --
           --            --                1                 --
     --------      --------         --------           --------
           --            --                2                 --
           --            --               --                 --
     --------      --------         --------           --------
           --            --                2                 --
     ========      ========         ========           ========
           42            26               16                  4
           (2)           --               --                 --
           --            --               --                 --
          182            44               39                 13
           (6)           --                3                  1
     --------      --------         --------           --------
          216            70               58                 18
           --            --               --                 --
     --------      --------         --------           --------
          216            70               58                 18
     ========      ========         ========           ========

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                       CAPITAL APPRECIATION
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $553,783   $748,887   $657,329   $367,978   $186,437
Units Outstanding..................................      29,099     29,793     23,024     15,940     11,001
Unit Value.........................................    $  19.03   $  25.14   $  28.55   $  23.09   $  16.95
Total Return.......................................      (24.3%)    (12.0%)     23.7%      36.2%      21.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.3%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,333   $  1,171   $     --   $     --   $     --
Units Outstanding..................................         186        123         --         --         --
Unit Value.........................................    $   7.17   $   9.48   $     --   $     --   $     --
Total Return.......................................      (24.4%)     (5.2%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.5%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 11,161   $  1,817   $     --   $     --   $     --
Units Outstanding..................................       1,704        210         --         --         --
Unit Value.........................................    $   6.55   $   8.67   $     --   $     --   $     --
Total Return.......................................      (24.5%)    (13.3%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)


                                                                           MAINSTAY VP
                                                                            GOVERNMENT
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $115,641   $ 59,775   $ 60,001   $ 39,674   $ 12,687
Units Outstanding..................................       8,293      4,508      5,008      3,208      1,103
Unit Value.........................................    $  13.94   $  13.26   $  11.98   $  12.37   $  11.51
Total Return.......................................        5.1%      10.7%      (3.1%)      7.5%       7.9%
Ratio of Net Investment Income to Average Net
  Assets...........................................        4.0%

SERIES II POLICIES (b)
Net Assets.........................................    $  1,420   $    281   $     --   $     --   $     --
Units Outstanding..................................         128         27         --         --         --
Unit Value.........................................    $  11.13   $  10.60   $     --   $     --   $     --
Total Return.......................................        5.0%       6.0%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.9%

SERIES III POLICIES (c)
Net Assets.........................................    $  8,792   $     47   $     --   $     --   $     --
Units Outstanding..................................         798          5         --         --         --
Unit Value.........................................    $  11.01   $  10.49   $     --   $     --   $     --
Total Return.......................................        5.0%       5.0%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        9.1%

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                            MAINSTAY VP
                      CASH MANAGEMENT                                          CONVERTIBLE
    ----------------------------------------------------   ----------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000       1999       1998       1997
    -----------------------------------------------------------------------------------------------------------
    $260,067   $164,643   $294,243   $121,079   $ 47,593   $144,131   $125,337   $ 65,034   $ 38,111   $ 25,985
     205,310    133,091    248,786    105,842     43,157      9,385      7,873      3,826      3,139      2,205
    $   1.27   $   1.24   $   1.18   $   1.14   $   1.10   $  15.36   $  15.92   $  17.00   $  12.14   $  11.78
        2.4%       4.6%       3.4%       3.7%       4.0%      (3.5%)     (6.3%)     40.0%       3.0%      13.8%
        2.2%                                                   2.4%

    $ 16,214   $  4,180   $     --   $     --   $     --   $  1,733   $  1,356   $     --   $     --   $     --
      15,454      4,074         --         --         --        199        150         --         --         --
    $   1.05   $   1.03   $     --   $     --   $     --   $   8.71   $   9.04   $     --   $     --   $     --
        2.3%       2.6%         --         --         --      (3.7%)     (9.6%)        --         --         --
        1.9%                                                   2.3%

    $ 31,624   $  2,635   $     --   $     --   $     --   $  9,385   $    703   $     --   $     --   $     --
      30,376      2,586         --         --         --      1,125         81         --         --         --
    $   1.04   $   1.02   $     --   $     --   $     --   $   8.34   $   8.67   $     --   $     --   $     --
        2.1%       1.9%         --         --         --      (3.8%)     (1.3%)        --         --         --
        1.4%                                                   6.0%

                        MAINSTAY VP
                         HIGH YIELD                                           MAINSTAY VP
                       CORPORATE BOND                                    INTERNATIONAL EQUITY
    ----------------------------------------------------   -------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000      1999      1998      1997
    --------------------------------------------------------------------------------------------------------
    $426,004   $374,764   $400,993   $310,120   $203,336   $ 19,878   $ 23,737   $22,729   $15,136   $11,476
      28,228     25,693     25,509     21,960     14,577      1,537      1,556     1,204     1,012       932
    $  15.09   $  14.59   $  15.72   $  14.12   $  13.95   $  12.94   $  15.26   $ 18.88   $ 14.95   $ 12.32
        3.4%      (7.2%)     11.3%       1.2%      11.4%     (15.2%)    (19.2%)    26.3%     21.4%      3.7%
       10.7%                                                     --

    $  1,428   $    793   $     --   $     --   $     --   $    254   $    169   $    --   $    --   $    --
         149         85         --         --         --         32         18        --        --        --
    $   9.60   $   9.29   $     --   $     --   $     --   $   7.92   $   9.35   $    --   $    --   $    --
        3.3%      (7.1%)        --         --         --     (15.3%)     (6.5%)       --        --        --
       12.6%                                                  (1.0%)

    $ 15,118   $    498   $     --   $     --   $     --   $  1,063   $    111   $    --   $    --   $    --
       1,601         54         --         --         --        134         12        --        --        --
    $   9.44   $   9.15   $     --   $     --   $     --   $   7.95   $   9.40   $    --   $    --   $    --
        3.2%      (8.5%)        --         --         --     (15.4%)     (6.0%)       --        --        --
       27.1%                                                   0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                           MAINSTAY VP
                                                                           TOTAL RETURN
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $296,704   $338,661   $305,978   $203,518   $111,216
Units Outstanding..................................      16,939     17,027     14,509     11,136      7,629
Unit Value.........................................    $  17.52   $  19.89   $  21.09   $  18.28   $  14.58
Total Return.......................................      (11.9%)     (5.7%)     15.4%      25.4%      16.2%
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.1%

SERIES II POLICIES (b)
Net Assets.........................................    $  2,444   $  2,730   $     --   $     --   $     --
Units Outstanding..................................         302        297         --         --         --
Unit Value.........................................    $   8.09   $   9.20   $     --   $     --   $     --
Total Return.......................................      (12.1%)     (8.0%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        1.5%

SERIES III POLICIES (c)
Net Assets.........................................    $  5,557   $    495   $     --   $     --   $     --
Units Outstanding..................................         717         56         --         --         --
Unit Value.........................................    $   7.75   $   8.82   $     --   $     --   $     --
Total Return.......................................      (12.1%)    (11.8%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................        3.6%


                                                                           MAINSTAY VP
                                                                          GROWTH EQUITY
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $359,198   $419,759   $317,273   $180,165   $ 87,211
Units Outstanding..................................      16,447     15,714     11,321      8,239      4,979
Unit Value.........................................    $  21.84   $  26.71   $  28.02   $  21.87   $  17.52
Total Return.......................................      (18.2%)     (4.7%)     28.2%      24.8%      25.0%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.7%)

SERIES II POLICIES (b)
Net Assets.........................................    $  1,763   $  1,300   $     --   $     --   $     --
Units Outstanding..................................         230        139         --         --         --
Unit Value.........................................    $   7.65   $   9.37   $     --   $     --   $     --
Total Return.......................................      (18.4%)     (6.3%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.8%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 15,827   $  1,542   $     --   $     --   $     --
Units Outstanding..................................       2,054        163         --         --         --
Unit Value.........................................    $   7.70   $   9.44   $     --   $     --   $     --
Total Return.......................................      (18.4%)     (5.6%)        --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.2%)

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------


                        MAINSTAY VP                                          MAINSTAY VP
                           VALUE                                                 BOND
    ----------------------------------------------------   ------------------------------------------------
      2001       2000       1999       1998       1997       2001      2000      1999      1998      1997
    -------------------------------------------------------------------------------------------------------
    $213,977   $168,711   $165,397   $157,643   $120,622   $158,984   $85,728   $82,561   $61,788   $22,786
      11,482      8,963      9,782     10,004      7,236     11,339     6,588     6,871     4,993     1,981
    $  18.64   $  18.82   $  16.91   $  15.76   $  16.67   $  14.02   $ 13.01   $ 12.02   $ 12.37   $ 11.50
       (1.0%)     11.3%       7.3%      (5.5%)     21.2%       7.8%      8.3%     (2.9%)     7.6%      8.1%
        0.2%                                                   5.0%

    $    802   $    239   $     --   $     --   $     --   $  1,100   $   167   $    --   $    --   $    --
          73         22         --         --         --         96        16        --        --        --
    $  10.92   $  11.04   $     --   $     --   $     --   $  11.43   $ 10.62   $    --   $    --   $    --
       (1.1%)     10.4%         --         --         --       7.6%      6.2%        --        --        --
        0.7%                                                   4.6%

    $ 10,836   $     69   $     --   $     --   $     --   $  7,920   $   188   $    --   $    --   $    --
       1,037          7         --         --         --        706        18        --        --        --
    $  10.44   $  10.57   $     --   $     --   $     --   $  11.21   $ 10.43   $    --   $    --   $    --
       (1.2%)      5.7%         --         --         --       7.5%      4.3%        --        --        --
        2.3%                                                  11.7%

                                                           MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                        MAINSTAY VP                         SMALL CAP      EQUITY        MID CAP       MID CAP
                       INDEXED EQUITY                        GROWTH        INCOME        GROWTH         CORE
    ----------------------------------------------------   -----------   -----------   -----------   -----------
      2001       2000       1999       1998       1997        2001          2001          2001          2001
    ------------------------------------------------------------------------------------------------------------
    $647,391   $755,167   $684,701   $407,588   $182,709    $ 12,197       $17,502       $ 7,773       $ 6,859
      30,265     30,595     24,805     17,575      9,982       1,286         1,781           855           734
    $  21.39   $  24.68   $  27.60   $  23.19   $  18.30    $   9.48       $  9.83       $  9.09       $  9.35
      (13.3%)    (10.6%)     19.0%      26.7%      31.0%       (5.2%)        (1.7%)        (9.1%)        (6.5%)
       (0.4%)                                                  (1.4%)         0.2%         (1.4%)        (1.0%)

    $  1,826   $  1,266   $     --   $     --   $     --    $    268       $   109       $    55       $    --
         224        135         --         --         --          28            11             5            --
    $   8.14   $   9.40   $     --   $     --   $     --    $   9.76       $  9.78       $ 11.65       $ 10.00
      (13.4%)     (6.0%)        --         --         --       (2.4%)        (2.2%)        16.5%            --
       (0.4%)                                                  (1.6%)         0.9%         (1.6%)           --

    $ 16,799   $  1,988   $     --   $     --   $     --    $    786       $ 1,409       $   365       $   241
       2,120        217         --         --         --          83           141            39            25
    $   7.92   $   9.16   $     --   $     --   $     --    $   9.47       $  9.96       $  9.30       $  9.74
      (13.5%)     (8.4%)        --         --         --       (5.3%)        (0.4%)        (7.0%)        (2.6%)
        0.7%                                                   (1.6%)         1.6%         (1.6%)        (0.3%)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                    MAINSTAY VP
                                                                 AMERICAN CENTURY
                                                                  INCOME & GROWTH
                                                       -------------------------------------
                                                        2001      2000      1999      1998
                                                       -------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $55,929   $60,445   $50,328   $24,568
Units Outstanding..................................      5,593     5,454     3,997     2,263
Unit Value.........................................    $ 10.00   $ 11.08   $ 12.59   $ 10.86
Total Return.......................................      (9.8%)   (12.0%)    16.0%      8.6%
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.6%)

SERIES II POLICIES (b)
Net Assets.........................................    $    71   $   154   $    --   $    --
Units Outstanding..................................          9        17        --        --
Unit Value.........................................    $  8.29   $  9.21   $    --   $    --
Total Return.......................................     (10.0%)    (7.9%)       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (0.7%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 1,388   $   218   $    --   $    --
Units Outstanding..................................        170        24        --        --
Unit Value.........................................    $  8.15   $  9.05   $    --   $    --
Total Return.......................................      (9.9%)    (9.5%)       --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................         --

                                                                            ALGER
                                                                          AMERICAN
                                                                            SMALL
                                                                       CAPITALIZATION
                                                       -----------------------------------------------
                                                        2001      2000      1999      1998      1997
                                                       -----------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $66,445   $93,083   $51,860   $22,802   $11,141
Units Outstanding..................................      7,864     7,657     3,063     1,904     1,060
Unit Value.........................................    $  8.45   $ 12.16   $ 16.93   $ 11.97   $ 10.51
Total Return.......................................     (30.5%)   (28.2%)    41.4%     13.9%      9.8%
Ratio of Net Investment Income to Average Net
  Assets...........................................      (1.4%)

SERIES II POLICIES (b)
Net Assets.........................................    $   514   $   588   $    --   $    --   $    --
Units Outstanding..................................         87        69        --        --        --
Unit Value.........................................    $  5.94   $  8.56   $    --   $    --   $    --
Total Return.......................................     (30.6%)   (14.4%)       --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (1.5%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 5,162   $ 1,125   $    --   $    --   $    --
Units Outstanding..................................        936       142        --        --        --
Unit Value.........................................    $  5.51   $  7.95   $    --   $    --   $    --
Total Return.......................................     (30.7%)   (20.5%)       --        --        --
Ratio of Net Investment Income to Average Net
  Assets...........................................      (1.6%)

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                          MAINSTAY VP
                                                          EAGLE ASSET                              MAINSTAY VP
                 MAINSTAY VP                              MANAGEMENT                               LORD ABBETT
                   DREYFUS                                  GROWTH                                 DEVELOPING
             LARGE COMPANY VALUE                            EQUITY                                   GROWTH
    -------------------------------------   ---------------------------------------   -------------------------------------
     2001      2000      1999      1998       2001       2000      1999      1998      2001      2000      1999      1998
    -----------------------------------------------------------------------------------------------------------------------
    $44,680   $37,822   $25,701   $16,599   $132,751   $157,719   $52,015   $16,434   $25,662   $29,808   $27,072   $14,349
      4,211     3,356     2,397     1,629      9,537      9,323     2,730     1,408     2,959     3,141     2,276     1,573
    $ 10.61   $ 11.27   $ 10.72   $ 10.19   $  13.92   $  16.92   $ 19.06   $ 11.68   $  8.67   $  9.49   $ 11.89   $  9.12
      (5.9%)     5.1%      5.2%      1.9%     (17.7%)    (11.2%)    63.2%     16.8%     (8.6%)   (20.2%)    30.4%     (8.8%)
      (0.6%)                                   (1.4%)                                   (1.4%)

    $   336   $   178   $    --   $    --   $    537   $    528   $    --   $    --   $    52   $    85   $    --   $    --
         34        17        --        --         69         55        --        --         6         9        --        --
    $  9.86   $ 10.49   $    --   $    --   $   7.81   $   9.51   $    --   $    --   $  8.33   $  9.13   $    --   $    --
      (6.0%)     4.9%        --        --     (17.9%)     (4.9%)       --        --     (8.8%)    (8.7%)       --        --
      (0.7%)                                   (1.6%)                                   (1.6%)

    $ 4,231   $   147   $    --   $    --   $  9,015   $  1,686   $    --   $    --   $   906   $    40   $    --   $    --
        434        14        --        --      1,350        207        --        --       108         4        --        --
    $  9.74   $ 10.37   $    --   $    --   $   6.68   $   8.13   $    --   $    --   $  8.38   $  9.19   $    --   $    --
      (6.1%)     3.7%        --        --     (17.8%)    (18.7%)       --        --     (8.8%)    (8.1%)       --        --
       0.2%                                    (1.6%)                                   (1.6%)

                                                                          FIDELITY
                       CALVERT                                               VIP
                        SOCIAL                                          CONTRAFUND(R)
                       BALANCED                                        (INITIAL CLASS)
    ----------------------------------------------   ---------------------------------------------------
     2001      2000      1999      1998      1997      2001       2000       1999       1998      1997
    ----------------------------------------------------------------------------------------------------
    $27,380   $26,540   $18,487   $10,047   $4,160   $279,422   $319,564   $245,305   $117,113   $40,060
      1,668     1,484       987       594      282     17,160     16,983     12,004      7,022     3,079
    $ 16.41   $ 17.89   $ 18.72   $ 16.92   $14.76   $  16.28   $  18.82   $  20.44   $  16.68   $ 13.01
      (8.3%)    (4.5%)    10.7%     14.7%    18.4%     (13.5%)     (7.9%)     22.5%      28.2%     22.4%
       2.5%                                             (0.6%)

    $    98   $   103   $    --   $    --   $   --   $    883   $    452   $     --   $     --   $    --
         11        11        --        --       --        103         46         --         --        --
    $  8.57   $  9.36   $    --   $    --   $   --   $   8.58   $   9.93   $     --   $     --   $    --
      (8.4%)    (6.4%)       --        --       --     (13.6%)     (0.7%)        --         --        --
       2.0%                                             (1.0%)

    $ 1,957   $   177   $    --   $    --   $   --   $  9,054   $  1,410   $     --   $     --   $    --
        235        19        --        --       --      1,097        147         --         --        --
    $  8.34   $  9.10   $    --   $    --   $   --   $   8.26   $   9.56   $     --   $     --   $    --
      (8.4%)    (9.0%)       --        --       --     (13.6%)     (4.4%)        --         --        --
       5.7%                                             (1.3%)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                                                             FIDELITY
                                                                               VIP
                                                                          EQUITY-INCOME
                                                                         (INITIAL CLASS)
                                                       ----------------------------------------------------
                                                         2001       2000       1999       1998       1997
                                                       ----------------------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $175,541   $158,987   $123,982   $ 84,984   $ 29,915
Units Outstanding..................................      11,501      9,762      8,139      5,850      2,267
Unit Value.........................................    $  15.26   $  16.29   $  15.23   $  14.53   $  13.20
Total Return.......................................       (6.3%)      6.9%       4.9%      10.1%      26.3%
Ratio of Net Investment Income to Average Net
  Assets...........................................        0.2%

SERIES II POLICIES (b)
Net Assets.........................................    $    529   $    286   $     --   $     --   $     --
Units Outstanding..................................          53         27         --         --         --
Unit Value.........................................    $   9.97   $  10.65   $     --   $     --   $     --
Total Return.......................................       (6.4%)      6.5%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.3%)

SERIES III POLICIES (c)
Net Assets.........................................    $ 12,157   $    275   $     --   $     --   $     --
Units Outstanding..................................       1,237         26         --         --         --
Unit Value.........................................    $   9.83   $  10.51   $     --   $     --   $     --
Total Return.......................................       (6.5%)      5.1%         --         --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)

                                                                        MFS(R)
                                                                       INVESTORS
                                                                         TRUST
                                                                        SERIES
                                                       -----------------------------------------
                                                         2001       2000       1999       1998
                                                       -----------------------------------------
SERIES I POLICIES (a)
Net Assets.........................................    $ 29,963   $ 29,503   $ 18,732   $  4,598
Units Outstanding..................................       3,303      2,695      1,685        435
Unit Value.........................................    $   9.07   $  10.95   $  11.12   $  10.57
Total Return.......................................      (17.2%)     (1.5%)      5.2%       5.7%
Ratio of Net Investment Income to Average Net
  Assets...........................................       (0.9%)

SERIES II POLICIES (b)
Net Assets.........................................    $    231   $    102   $     --   $     --
Units Outstanding..................................          29         11         --         --
Unit Value.........................................    $   8.07   $   9.75   $     --   $     --
Total Return.......................................      (17.2%)     (2.5%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.2%)

SERIES III POLICIES (c)
Net Assets.........................................    $  4,146   $    305   $     --   $     --
Units Outstanding..................................         522         32         --         --
Unit Value.........................................    $   7.94   $   9.60   $     --   $     --
Total Return.......................................      (17.3%)     (4.0%)        --         --
Ratio of Net Investment Income to Average Net
  Assets...........................................       (1.4%)

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                               JANUS ASPEN
                        JANUS ASPEN                                               SERIES
                           SERIES                                               WORLDWIDE
                          BALANCED                                                GROWTH
    ----------------------------------------------------   ----------------------------------------------------
      2001       2000       1999       1998       1997       2001       2000       1999       1998       1997
    -----------------------------------------------------------------------------------------------------------
    $607,299   $598,090   $338,125   $104,735   $ 25,175   $385,523   $506,390   $329,694   $124,614   $ 54,807
      32,862     30,425     16,575      6,418      2,043     23,563     23,672     12,816      7,855      4,392
    $  18.48   $  19.66   $  20.40   $  16.32   $  12.32   $  16.36   $  21.39   $  25.73   $  15.86   $  12.48
       (6.0%)     (3.6%)     25.0%      32.4%      20.4%     (23.5%)    (16.8%)     62.2%      27.1%      20.4%
        1.3%                                                  (0.9%)

    $  2,538   $  1,636   $     --   $     --   $     --   $  1,111   $  1,165   $     --   $     --   $     --
         264        160         --         --         --        159        127         --         --         --
    $   9.61   $  10.24   $     --   $     --   $     --   $   7.00   $   9.16   $     --   $     --   $     --
       (6.2%)      2.4%         --         --         --     (23.6%)     (8.4%)        --         --         --
        1.4%                                                  (1.1%)

    $ 26,039   $  2,842   $     --   $     --   $     --   $ 11,124   $  2,806   $     --   $     --   $     --
       2,875        294         --         --         --      1,730        333         --         --         --
    $   9.06   $   9.65   $     --   $     --   $     --   $   6.43   $   8.42   $     --   $     --   $     --
       (6.1%)     (3.5%)        --         --         --     (23.6%)    (15.8%)        --         --         --
        2.4%                                                  (0.9%)

                                                                               MORGAN STANLEY
                     MFS(R)                      MFS(R)                             UIF
                    RESEARCH                    UTILITIES                     EMERGING MARKETS
                     SERIES                      SERIES                            EQUITY
    -----------------------------------------   ---------   ----------------------------------------------------
      2001       2000       1999       1998       2001        2001       2000       1999       1998       1997
    ------------------------------------------------------------------------------------------------------------
    $ 46,896   $ 50,417   $ 13,236   $  2,729   $    135    $ 25,016   $ 28,721   $ 23,677   $  6,216   $  8,180
       4,857      4,054        999        252         15       3,172      3,358      1,659        841        827
    $   9.66   $  12.44   $  13.25   $  10.83   $   8.83    $   7.89   $   8.55   $  14.27   $   7.40   $   9.89
      (22.4%)     (6.2%)     22.3%       8.3%     (11.7%)      (7.7%)    (40.1%)     93.0%     (25.2%)     (1.1%)
       (1.4%)                                      (1.4%)      (1.4%)

    $    376   $    586   $     --   $     --   $     --    $  5,828   $     38   $     --   $     --   $     --
          55         66         --         --         --       1,019          6         --         --         --
    $   6.87   $   8.86   $     --   $     --   $  10.43    $   5.72   $   6.21   $     --   $     --   $     --
      (22.5%)    (11.4%)        --         --       4.3%       (7.9%)    (37.9%)        --         --         --
       (1.5%)                                      (1.6%)      (1.6%)

    $  5,269   $  1,516   $     --   $     --   $    258    $    594   $     54   $     --   $     --   $     --
         801        179         --         --         31          89          7         --         --         --
    $   6.58   $   8.49   $     --   $     --   $   8.35    $   6.64   $   7.22   $     --   $     --   $     --
      (22.5%)    (15.1%)        --         --     (16.5%)      (8.0%)    (27.8%)        --         --         --
       (1.6%)                                      (1.6%)      (1.6%)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                        T. ROWE PRICE
                                                                           EQUITY
                                                                           INCOME
                                                            -------------------------------------
                                                             2001      2000      1999      1998
                                                            -------------------------------------
SERIES I POLICIES (a)
Net Assets..............................................    $85,476   $42,484   $24,724   $10,082
Units Outstanding.......................................     7,398      3,679    2,387        995
Unit Value..............................................    $11.55    $ 11.55   $10.36    $ 10.13
Total Return............................................        --      11.5%     2.3%       1.3%
Ratio of Net Investment Income to Average Net Assets....      0.2%

SERIES II POLICIES (b)
Net Assets..............................................    $  902    $   146   $   --    $    --
Units Outstanding.......................................        81         13       --         --
Unit Value..............................................    $11.07    $ 11.08   $   --    $    --
Total Return............................................        --      10.8%       --         --
Ratio of Net Investment Income to Average Net Assets....        --

SERIES III POLICIES (c)
Net Assets..............................................    $9,712    $    98   $   --    $    --
Units Outstanding.......................................       895          9       --         --
Unit Value..............................................    $10.85    $ 10.86   $   --    $    --
Total Return............................................        --       8.6%       --         --
Ratio of Net Investment Income to Average Net Assets....      0.3%

Not all investment divisions are available under all policies.

Annualized percentages are shown for Total Return and Ratio of Net Investment Income to Total Net Assets for all investment divisions in all years.

(a) Expenses as a percent of average net assets are 1.40%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.
(b) Expenses as a percent of average net assets are 1.55%, excluding expenses of the underlying funds, policy service charges and charges for transferring funds between investment divisions.
(c) Expenses as a percent of average net assets are 1.60%, excluding expenses of the underlying funds, surrender charges, policy service charges and charges for transferring funds between investment divisions.

                                    NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

--------------------------------------------------------------------------------

                                                                                                                   NEUBERGER
                   VAN ECK                                                                         DREYFUS IP       BERMAN
                  WORLDWIDE                   AMSOUTH        AMSOUTH       AMSOUTH                 TECHNOLOGY         AMT
                    HARD                     ENHANCED     INTERNATIONAL     LARGE     AMSOUTH        GROWTH         MID-CAP
                   ASSETS                     MARKET         EQUITY          CAP      MID CAP   (INITIAL SHARES)    GROWTH
    -------------------------------------   -----------   -------------   ---------   -------   ----------------   ---------
     2001      2000      1999      1998        2001           2001          2001       2001           2001           2001
    ------------------------------------------------------------------------------------------------------------------------
    $3,510    $4,929    $2,066    $  424      $   --         $   --        $    --    $   --         $3,197         $  464
       378       469       216        53          --             --             --        --            325             48
    $ 9.28    $10.51    $ 9.57    $ 8.02      $   --         $   --        $    --    $   --         $ 9.84         $ 9.64
    (11.7%)     9.9%     19.3%    (19.8%)         --             --             --        --          (1.6%)         (3.6%)
        --                                        --             --             --        --          (1.4%)         (1.4%)

    $   29    $   25    $   --    $   --      $   --         $   --        $    --    $   --         $   23         $    1
         3         2        --        --          --             --             --        --              2             --
    $ 9.24    $10.48    $   --    $   --      $   --         $   --        $    --    $   --         $12.03         $ 9.98
    (11.8%)     4.8%        --        --          --             --             --        --          20.3%          (0.2%)
      2.2%                                        --             --             --        --          (1.6%)         (1.6%)

    $  238    $   53    $   --    $   --      $1,112         $  116        $ 1,883    $  515         $  587         $  184
        25         5        --        --         127             14            216        70             58             18
    $ 9.37    $10.63    $   --    $   --      $ 8.75         $ 8.16        $  8.72    $ 7.38         $10.03         $10.05
    (11.9%)     6.3%        --        --      (12.5%)        (18.4%)        (12.8%)   (26.2%)          0.3%           0.5%
     (0.5%)                                    (1.5%)         (1.6%)         (1.6%)    (1.6%)         (1.6%)         (1.6%)

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Annuity Separate Account-III Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP Small Cap Growth, MainStay VP Equity Income, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Core, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, MainStay VP Lord Abbett Developing Growth, Alger American Small Capitalization, Calvert Social Balanced (formerly known as Calvert Socially Responsible), Fidelity VIP Contrafund(R) (Initial Class), Fidelity VIP Equity-Income (Initial Class), Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Investors Trust Series (formerly known as MFS(R) Growth with Income Series), MFS(R) Research Series, MFS(R) Utilities Series, Morgan Stanley UIF Emerging Markets Equity (formerly known as Morgan Stanley Dean Witter Emerging Markets Equity), T. Rowe Price Equity Income, Van Eck Worldwide Hard Assets, AmSouth Enhanced Market, AmSouth International Equity, AmSouth Large Cap, AmSouth Mid Cap, Dreyfus IP Technology Growth (Initial Shares), and Neuberger Berman AMT Mid-Cap Growth Investment Divisions (constituting the NYLIAC Variable Annuity Separate Account-III) at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 26, 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2001       2000
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities
  Available for sale, at fair value                           $19,657    $14,993
  Held to maturity, at amortized cost                              --        627
Equity securities                                                  95        126
Mortgage loans                                                  2,138      1,993
Policy loans                                                      575        544
Other investments                                                 917        260
                                                              -------    -------
     Total investments                                         23,382     18,543

Cash and cash equivalents                                         790        767
Deferred policy acquisition costs                               1,887      1,660
Other assets                                                      518        439
Separate account assets                                        10,418     10,981
                                                              -------    -------
     Total assets                                             $36,995    $32,390
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
Policyholders' account balances                               $20,949    $17,450
Future policy benefits                                            678        492
Policy claims                                                     107         73
Deferred taxes                                                    187         87
Other liabilities                                               1,990      1,151
Separate account liabilities                                   10,339     10,942
                                                              -------    -------
     Total liabilities                                         34,250     30,195
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                        780        480
Accumulated other comprehensive income (loss)                     104        (31)
Retained earnings                                               1,836      1,721
                                                              -------    -------
     Total stockholder's equity                                 2,745      2,195
                                                              -------    -------
     Total liabilities and stockholder's equity               $36,995    $32,390
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Premiums                                                    $  235    $  144    $   79
  Annuity and universal life fees                                509       530       442
  Net investment income                                        1,452     1,315     1,180
  Net investment gains (losses)                                  (50)      (39)       12
  Other income                                                     9        10        18
                                                              ------    ------    ------
     Total revenues                                            2,155     1,960     1,731
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances         1,133       971       858
  Policyholder benefits                                          354       330       182
  Operating expenses                                             536       503       402
                                                              ------    ------    ------
     Total expenses                                            2,023     1,804     1,442
                                                              ------    ------    ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        132       156       289
Income tax expense                                                31        53       113
                                                              ------    ------    ------
Income before cumulative effect of a change in accounting
  principle                                                      101       103       176
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            14
                                                              ------    ------    ------
NET INCOME                                                    $  115    $  103    $  176
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 1999                      $25         $480        $1,442         $ 201           $2,148
Comprehensive loss:
  Net Income                                                               176                            176
     Other comprehensive loss, net of tax:
       Unrealized investment losses, net of
          related offsets, reclassification
          adjustments and income taxes                                                  (392)            (392)
                                                                                                       ------
Total comprehensive loss                                                                                 (216)
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 1999                     25          480         1,618          (191)           1,932
Comprehensive income:
  Net income                                                               103                            103
  Other comprehensive income, net of tax:
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      160              160
                                                                                                       ------
Total comprehensive income                                                                                263
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2000                     25          480         1,721           (31)           2,195
Comprehensive income:
  Net income                                                               115                            115
     Cumulative effect of a change in
       accounting principle, net of tax                                                   (2)              (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      137              137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                       300                                          300
                                                ---         ----        ------         -----           ------
BALANCE AT DECEMBER 31, 2001                    $25         $780        $1,836         $ 104           $2,745
                                                ===         ====        ======         =====           ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              -------------------------------
                                                                2001        2000       1999
                                                              --------    --------    -------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    115    $    103    $   176
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (36)        (21)        (3)
     Net capitalization of deferred policy acquisition costs      (380)       (304)      (298)
     Annuity and universal life fees                              (227)       (233)      (215)
     Interest credited to policyholders' account balances        1,133         971        858
     Net realized investment losses (gains)                         50          39        (13)
     Deferred income taxes                                          21          54         57
     Cumulative effect of a change in accounting principle         (14)         --         --
     (Increase) decrease in:
       Net separate accounts (assets) liabilities                  (35)         22          1
       Other assets and other liabilities                           98         (64)       (92)
     Increase in:
       Policy claims                                                34           4          9
       Future policy benefits                                      186         147         41
                                                              --------    --------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                945         718        521
                                                              --------    --------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                28,757       8,161      3,981
     Maturity of available for sale fixed maturities             1,902       1,497      1,505
     Maturity of held to maturity fixed maturities                  --          73        121
     Sale of equity securities                                     109          74        170
     Repayment of mortgage loans                                   322         354        227
     Sale of other investments                                      58          65         62
  Cost of:
     Available for sale fixed maturities acquired              (33,811)    (11,031)    (6,679)
     Held to maturity fixed maturities acquired                     --         (17)       (75)
     Equity securities acquired                                   (112)       (113)      (152)
     Mortgage loans acquired                                      (469)       (439)      (451)
     Other investments acquired                                   (715)       (216)       (13)
  Policy loans (net)                                               (32)        (33)       (21)
  Increase (decrease) in loaned securities                          23         422       (222)
  Securities sold under agreements to repurchase (net)             153        (488)       480
                                                              --------    --------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (3,815)     (1,691)    (1,067)
                                                              --------    --------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    4,525       2,000      2,016
     Withdrawals                                                (1,396)     (1,026)    (1,154)
     Net transfers from (to) the separate accounts                (536)       (318)      (181)
  Capital contribution received from parent                        300          --         --
                                                              --------    --------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              2,893         656        681
                                                              --------    --------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (3)         4
                                                              --------    --------    -------
Net increase (decrease) in cash and cash equivalents                23        (320)       139
                                                              --------    --------    -------
Cash and cash equivalents, beginning of year                       767       1,087        948
                                                              --------    --------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    790    $    767    $ 1,087
                                                              ========    ========    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2001, 2000 AND 1999

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force and the agency force of Taiwan. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments classified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income.

     Equity securities are carried at fair value with related unrealized gains and losses reflected in other comprehensive income, net of deferred taxes, and certain deferred acquisition cost and policyholder account balance offsets.

     Mortgage loans on real estate are carried at unpaid principal balances, net of valuation allowances, and are secured. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the fair value of the collateral.

     Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, which are carried on the equity method of accounting.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments are accounted for at fair market value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax for current and prior years.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, NYLIAC adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133," ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, NYLIAC reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2001 and 2000, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2001                       2000
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   628      $   639       $   712      $   710
Due after one year through five years                   3,736        3,838         2,915        2,906
Due after five years through ten years                  5,060        5,088         2,464        2,408
Due after ten years                                     3,267        3,277         2,841        2,707
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency             1,047        1,085           956          990
  Other mortgage-backed securities                      4,337        4,415         4,153        4,225
  Other asset-backed securities                         1,307        1,315         1,033        1,047
                                                      -------      -------       -------      -------
     Total Available for Sale                         $19,382      $19,657       $15,074      $14,993
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)


                                                                                         2000
                                                                                -----------------------
                                                                                AMORTIZED    ESTIMATED
HELD TO MATURITY                                                                  COST       FAIR VALUE
----------------                                                                ---------    ----------
Due in one year or less                                                           $ 49          $ 49
Due after one year through five years                                              213           298
Due after five years through ten years                                             171           170
Due after ten years                                                                179           179
Asset-backed securities                                                             15            15
                                                                                  ----          ----
     Total Held to Maturity                                                       $627          $711
                                                                                  ====          ====

     At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                            2001
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   773        $ 22          $  4        $   791
U.S. agencies, state and municipal                        274          20            --            294
Foreign Governments                                       110           3             1            112
Corporate                                              12,581         380           231         12,730
Other mortgage-backed securities                        4,337         100            22          4,415
Other asset-backed securities                           1,307          30            22          1,315
                                                      -------        ----          ----        -------
     Total Available for Sale                         $19,382        $555          $280        $19,657
                                                      =======        ====          ====        =======

                                                                            2000
                                                     ---------------------------------------------------
                                                     AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST         GAINS         LOSSES      FAIR VALUE
------------------                                   ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                            $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                        221          12             1            232
Foreign Governments                                        51           1            --             52
Corporate                                               8,881         146           348          8,679
Other mortgage-backed securities                        4,153          88            16          4,225
Other asset-backed securities                           1,033          24            10          1,047
                                                      -------        ----          ----        -------
     Total Available for Sale                         $15,074        $295          $376        $14,993
                                                      =======        ====          ====        =======
HELD TO MATURITY
Corporate                                             $   612        $ 92          $  8        $   696
Other                                                      15          --            --             15
                                                      -------        ----          ----        -------
     Total Held to Maturity                           $   627        $ 92          $  8        $   711
                                                      =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2001 and 2000, the distribution of gross unrealized gains and losses on equity securities was as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2001    $103       $ 6           $14           $ 95
  2000    $124       $14           $12           $126

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2001 and 2000 is estimated to be $2,227 million and $2,046 million, respectively. Fair market values are determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2001 and 2000, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $27 million and $54 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at both December 31, 2001 and 2000. There were no specific provisions for losses as of December 31, 2001 and 2000.

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2001 and 2000, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2001        2000
                                                 --------    --------
Property Type:
  Office buildings                                $  776      $  809
  Retail                                             394         396
  Apartments                                         194         167
  Residential                                        494         369
  Other                                              280         252
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======
Geographic Region:
  Central                                         $  573      $  565
  Pacific                                            329         268
  Middle Atlantic                                    469         469
  South Atlantic                                     528         512
  New England                                        170         145
  Other                                               69          34
                                                  ------      ------
     Total                                        $2,138      $1,993
                                                  ======      ======

OTHER INVESTMENTS

     Other investments consist primarily of an investment in a limited liability company, limited partnership interests in real estate, as well as directly owned investments in real estate. The components of other investments as of December 31, 2001 and 2000 were as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Limited liability company                                     $873    $185
Limited partnerships                                            22      38
Real estate                                                     18      34
Other                                                            4       3
                                                              ----    ----
     Total other investments                                  $917    $260
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER INVESTMENTS -- (CONTINUED)

     Accumulated depreciation on real estate at December 31, 2001 and 2000, was $5 million and $8 million, respectively. Depreciation expense totaled $1 million in 2001, $1 million in 2000 and $3 million in 1999.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $14 million and $13 million at December 31, 2001 and 2000, respectively, were on deposit with Governmental authorities or trustees as required by certain insurance laws and are included on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2001, 2000 and 1999, are as follows (in millions):

                                                 2001      2000      1999
                                                ------    ------    ------
Fixed maturities                                $1,238    $1,121    $1,013
Equity securities                                    6         7        10
Mortgage loans                                     155       147       134
Policy loans                                        47        46        41
Other investments                                   45        26        33
                                                ------    ------    ------
  Gross investment income                        1,491     1,347     1,231
Investment expenses                                (39)      (32)      (51)
                                                ------    ------    ------
     Net investment income                      $1,452    $1,315    $1,180
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2001, 2000 and 1999, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                2001                           2000                           1999
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
REALIZED GAINS (LOSSES):
Fixed maturities                      $163               $(217)      $ 80               $(157)      $ 64                $(87)
Equity securities                       11                  (9)        17                  (7)        34                  (8)
Mortgage loans                          --                  (1)         8                  (1)         4                  --
Derivative instruments                   1                  (7)        --                  --         --                  --
Other investments                       10                  (1)        25                  (4)         7                  (2)
                                      ----               -----       ----               -----       ----                ----
     Subtotal                         $185               $(235)      $130               $(169)      $109                $(97)
                                      ====               =====       ====               =====       ====                ====
Total net investment gains (losses)             $(50)                          $(39)                          $12
                                                ====                           ====                           ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, 2001, 2000 and 1999 are as follows (in millions):

                                                             2001    2000     1999
                                                             ----    -----    -----
Net unrealized investments gains (losses), beginning of the
  year                                                       $(31)   $(191)   $ 201
                                                             ----    -----    -----
Cumulative effect of a change in accounting principle          (2)      --       --
                                                             ----    -----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                      172      220     (612)
     Less: Reclassification adjustments for gains (losses)
       included in net income                                 (64)     (41)       1
                                                             ----    -----    -----
     Change in net unrealized investment gains (losses),
       net of adjustments                                     236      261     (613)
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                            --       (3)      (7)
     Deferred policy acquisition costs                        (99)     (98)     228
                                                             ----    -----    -----
Change in net unrealized investment gains (losses)            137      160     (392)
                                                             ----    -----    -----
Net unrealized investment gains (losses), end of year        $104    $ (31)   $(191)
                                                             ====    =====    =====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $93 million, $118 million and $(330) million for the years ended December 31, 2001, 2000 and 1999, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax benefit of $34 million, $22 million and $0 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax benefit of $2 million and $3 million for the years ended December 31, 2000 and 1999, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2001, 2000 and 1999 are net of income tax expense (benefit) of $(53) million, $(53) million and $122 million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2001 and 2000, was $10,247 million and $7,944 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $67 million and $40 million at December 31, 2001 and 2000, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2001, 2000 and 1999 is as follows (in millions):

                                                              2001      2000      1999
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,630    $1,326    $1,028
Current year additions                                          558       444       372
Amortized during year                                          (179)     (140)      (74)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               2,009     1,630     1,326
Adjustment for unrealized gains (losses) on investments        (122)       30       181
                                                             ------    ------    ------
Balance at end of year                                       $1,887    $1,660    $1,507
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense included in the accompanying Statement of Income is as follows (in millions):

                                                          2001    2000    1999
                                                          ----    ----    ----
Current:
  Federal before prior years adjustment                   $ 32    $ 15    $ 56
  Prior years adjustment                                   (24)    (18)     (4)
  State and local                                            2       2       4
                                                          ----    ----    ----
                                                            10      (1)     56
                                                          ====    ====    ====
Deferred:
  Federal                                                   21      54      57
                                                          ----    ----    ----
Net income tax expense                                    $ 31    $ 53    $113
                                                          ====    ====    ====

     The components of the net deferred tax liability as of December 31, 2001 and 2000 are as follows (in millions):

                                                              2001    2000
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $358    $303
  Employee and agents benefits                                  57      53
                                                              ----    ----
     Gross deferred tax assets                                 415     356
                                                              ====    ====
Deferred tax liabilities:
  Deferred policy acquisition costs                            513     406
  Investments                                                   63      13
  Other                                                         26      24
                                                              ----    ----
     Gross deferred tax liabilities                            602     443
                                                              ----    ----
       Net deferred tax liability                             $187    $ 87
                                                              ====    ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2001, 2000 and 1999:

                                                            2001     2000     1999
                                                           ------    -----    -----
Statutory federal income tax rate                            35.0%    35.0%    35.0%
Current year equity base tax                                 12.5     13.6      5.9
True down of prior year equity base tax                     (20.1)    (9.2)      --
Tax exempt income                                            (4.9)    (4.2)    (1.4)
Other                                                         0.9     (1.2)    (0.4)
                                                           ------    -----    -----
Effective tax rate                                           23.4%    34.0%    39.1%
                                                           ======    =====    =====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This law requires a "tax holiday" related to the Company's equity base tax for the three year period beginning 2001. The Company has accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount will be reflected as an adjustment to current income taxes incurred in 2002.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies. Under the affiliated agreements included in the accompanying Statement of Income are $2 million, $2.3 million and $1.5 million of ceded premiums at December 31, 2001, 2000 and 1999, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, currency, commodity and market risk. These derivative financial instruments include foreign exchange forward contracts, foreign currency options, equity total return swaps, interest rate swaps, commodity swaps and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. NYLIAC formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cashflow hedges of interest rate risk, NYLIAC uses either qualitative assessment, if appropriate or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. NYLIAC does not have any fair value hedges at December 31, 2001. NYLIAC will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). During 2001, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There are no cashflow hedges of forecasted transactions as of December 31, 2001. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2001 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million.

     NYLIAC may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, NYLIAC assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If NYLIAC is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2001, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2001 and 2000, $829 million and $755 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others. Collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively, is obtained. The market value of securities

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
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

LOANED SECURITIES AND REPURCHASE AGREEMENTS -- (CONTINUED)

loaned is monitored on a daily basis with additional collateral obtained as necessary. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2001 of $284 million ($132 million at December 31,
2000) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $458 million for the year ended December 31, 2001 ($476 million for 2000 and $393 million for 1999) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $10 million for its share of the net periodic post-retirement benefits expense in 2001 ($7 million and $12 million in 2000 and 1999, respectively) and $(6) million for the post-employment benefits expense in 2001 ($2 million in 2000 and $3 million in 1999) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     For the year ended December 31, 2001, NYLIAC recorded annuity and universal life fees of $8 million from New York Life Investment Management, LLC, a wholly owned subsidiary of New York Life for administration and advisory fees.

     At December 31, 2001 and 2000, NYLIAC had a net liability of $157 million and $111 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 2001, NYLIAC received a capital contribution in the amount of $300 million from its parent company, New York Life.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 NYLIAC sold a Corporate Owned Life (COLI) policy to New York Life for $180 million in premiums. This policy was sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $20 million, $8 million, and $52 million during 2001, 2000 and 1999, respectively.

     Total interest paid was $21 million, $12 million and $30 million during 2001, 2000 and 1999, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 14 -- STATUTORY FINANCIAL INFORMATION -- (CONTINUED)

statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2001 and 2000, statutory stockholder's equity was $1,335 million and $1,098 million, respectively. Statutory net income/(loss) for the years ended December 31, 2001, 2000 and 1999 was $(82.6) million, $0.4 million and $63 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The effect of adoption was a net increase in statutory surplus of approximately $27 million.

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of NYLIAC's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2001, 2000 and 1999.

     As of December 31, 2001, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $530 million. The maximum amount of dividends which may be paid in 2002 without prior approval is $133 million.

                                       F-63
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                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2002

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